UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14A-12

LIBERTY GLOBAL PLC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[●], 2023

Dear Shareholder:

We are proposing to re-domicile our parent company, Liberty Global plc, by changing its jurisdiction of incorporation to Bermuda. Today, we are incorporated as an England and Wales company, listed on Nasdaq, and as a result there are cumbersome administrative processes. The proposed transaction will have no change to our listing on Nasdaq, our day-to-day operations or the tax residence of our operating companies, as discussed below.

Shareholder Value Creation is the Objective

The principal objective of the change in jurisdiction of incorporation is to facilitate shareholder value creation by aligning the U.S. style corporate law of Bermuda with our listing on Nasdaq and the expectations of our largely U.S. shareholder base. Key components of our strategy to create shareholder value may include, among others, financings, cross-border M&A and investments, share buybacks, self-tender offers, spin-offs and split-offs, all of which are easier to execute as a Bermuda company. See “Part I (Explanatory Statement) — 1. Background to and Reasons for the Redomiciliation” beginning on page 44 of the Proxy Statement.

Transaction is Not Tax-Driven

The transaction is not tax driven. Our revenue and income remains European based and our subsidiaries’ tax residence will not be changing.

Continued Commitment to Europe

We remain committed to our businesses in the U.K. and the rest of Europe with our market-leading customer services and products, extensive in-country employment and critical infrastructure investment. The change in jurisdiction will have no impact on our day-to-day operations, customer services or products, financings, management, board of directors or employee base.

Complex Manner of Voting under English Rules

As shareholders of our Company, you are entitled to vote on the proposed transaction, as outlined in this Proxy Statement.

While the transaction to change our jurisdiction of incorporation is straightforward, the process to implement it is complex, reflecting the complications of being an England and Wales company listed on Nasdaq. To achieve this change, we must hold a succession of meetings and have a series of votes, the substance of which is substantially the same.

We summarize the votes to be taken at these successive, back-to-back meetings in detail in the Proxy Statement.

As an overview, we will hold separate U.K. court meetings for each of our three classes of shares and then a U.K. general meeting of our voting shares, followed by a shareholders meeting to have non-binding advisory votes on proposed governance changes.

Please take a look at the summary starting on the following page for the Liberty Global board’s recommendation on how to vote your shares in this transaction.

Your Vote is Important

We encourage you to vote promptly online, or, if you requested to receive printed proxy materials, by completing the enclosed proxy cards or voting instruction forms.

Sincerely,

Michael T. Fries

President and Chief Executive Officer

Liberty Global plc

Letter from Bryan Hall:

Executive Vice President, General Counsel and Secretary

Date:	[●], 2023

Time:	[●] [A/P].M. Denver Time

Place:	In-person at 1550 Wewatta Street, Suite 1000, Denver, Colorado

Vote:	Your vote is important, regardless of the number and class of Liberty Global shares you own

Promptly vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your Liberty Global shares will be represented at the Meeting

Voting Methods:

Via the Internet in Advance Visit [●].

By Telephone Call the phone number located on your proxy card or voting instruction form.	Use the information included on your proxy card, voting instruction form or notice.
By Mail Complete, sign, date and return your proxy card or voting instruction form in the envelope provided.

At the Meeting Attend the Meetings in-person.

Items to be Voted On:

Meeting	Class	Matter for Approval	Board Recommendation
Resolutions Which Must Be Approved for Redomiciliation To Become Effective

Court Meeting	A	(i) Scheme: Redomiciliation	☑ VOTE “FOR”
		(ii) Adjournment (in case of insufficient votes)	☑ VOTE “FOR”

Court Meeting	B	(i) Scheme: Redomiciliation	☑ VOTE “FOR”
		(ii) Adjournment (in case of insufficient votes)	☑ VOTE “FOR”

Court Meeting	C	(i) Scheme: Redomiciliation	☑ VOTE “FOR”
		(ii) Adjournment (in case of insufficient votes)	☑ VOTE “FOR”

General Meeting	A B	(i) Approval of the Scheme	☑ VOTE “FOR”
		(ii) Liberty Global Reduction of Capital	☑ VOTE “FOR”
		(iii) Issuance of New Shares to New Liberty	☑ VOTE “FOR”
		(iv) Articles Amendment to Subject all Liberty Shares to the Scheme	☑ VOTE “FOR”
		(v) Adjournment (in case of insufficient votes)	☑ VOTE “FOR”
Non-Binding Advisory Votes on Certain Governance Changes Implemented as Part of Redomiciliation

Shareholders Meeting	A B C	(i) Bye-law Provision: Variation of Class Rights	☑ VOTE “FOR”
		(ii) Bye-law Provision: Business Combination	☑ VOTE “FOR”
		(iii) Bye-law Provision: Adjournment (in case of insufficient votes)	☑ VOTE “FOR”

To obtain the shareholder approvals required to effect the introduction of a new holding company incorporated in Bermuda (“New Liberty”) that will become the parent holding company of the Liberty Global group and the issuer of the shares you hold (the “Redomiciliation”), we will be holding a series of back-to-back meetings due to U.S. and U.K. requirements. These back-to-back meetings include meetings ordered by the High Court of Justice of England and

Wales (each special meeting, a “Court Meeting”), and a related general meeting of holders of our Class A Ordinary Shares and Class B Ordinary Shares (the “General Meeting”). Each of the resolutions to be voted on at the Court Meetings and the General Meeting (other than any adjournment resolution) must be approved by the requisite majority in order for the Redomiciliation to become effective. In addition, due to applicable rules and regulations of the U.S. Securities and Exchange Commission, we are asking our shareholders to vote, on a non-binding, advisory basis, on certain governance changes we are proposing to implement in connection with the Redomiciliation at a separate meeting of our shareholders (the “Shareholders Meeting”, and together with the Court Meetings and the General Meeting, the “Meetings”). The vote on each of the resolutions at the Shareholders Meeting (other than the adjournment resolution) is only advisory and will not affect the approval of the Redomiciliation.

You are cordially invited to attend the meetings above to the extent that you hold the relevant shares of our Class A, Class B or Class C Ordinary Shares (together, the “Liberty Shares”). Each Meeting will be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 on [●], 2023.

Important: Class C Ordinary Shares Can Vote

Holders of Class C Ordinary Shares (which are non-voting for most matters) will be entitled to vote on the proposals at the Court Meeting for holders of Class C Ordinary Shares and, on a non-binding, advisory basis, at the Shareholders Meeting. We urge all holders of Class C Ordinary Shares to review these materials and to take the opportunity to vote.

As is currently the case for Liberty Global, the New Liberty shares will be listed on Nasdaq, with the New Liberty Class A Common Shares, the New Liberty Class B Common Shares and the New Liberty Class C Common Shares (together, the “New Liberty Shares”) trading under the symbols “LBTYA”, “LBTYB” and “LBTYK”, respectively, the same symbols under which our shares are currently trading.

We are asking Liberty Global shareholders to approve the Redomiciliation via a scheme of arrangement (the “Scheme”) and certain other related proposals. The Scheme will be approved if a majority in number who represent 75 percent or more in value of each class of Liberty Shares present and voting, either in person or by proxy, at the applicable Court Meeting approve the Scheme. In addition, we are asking holders of our Class A Ordinary Shares and Class B Ordinary Shares (the “Voting Shares”) to approve certain other matters related to the implementation of the Scheme. These other matters require approval by at least 75 percent of the votes cast by holders of the Voting Shares, voting as a single class, in person or by proxy, at the General Meeting to be held as soon as the Class C Court Meeting has concluded or been adjourned. Approval of each of these other matters by the requisite majority is a condition to the Scheme, and if any one of those matters is not so approved, the Redomiciliation will not occur.

We are also seeking our shareholders’ vote, on a non-binding, advisory basis, on certain governance changes we are proposing to implement in the bye-laws of New Liberty in connection with the Redomiciliation (the “Advisory Resolutions”). These Advisory Resolutions will be considered approved if approved by the affirmative vote of a majority of the votes cast by the holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, each voting as a separate class, in person or by proxy at the Shareholders Meeting to be held as soon as the General Meeting has concluded or been adjourned. The Advisory Resolutions are non-binding and, therefore, approval of each Advisory Resolution is not a condition to the implementation of the Scheme. Accordingly, a vote against either of the Advisory Resolutions will not count as a vote against the Scheme. If the Advisory Resolutions are not approved by the requisite majorities of each class, the specific bye-laws of New Liberty which are the subject of the Advisory Resolutions will nevertheless be included in the New Liberty Bye-laws if the Scheme is approved at the applicable Court Meetings and the resolutions necessary to implement the Scheme are approved at the General Meeting.

The board of directors of Liberty Global (the “Board”) has determined that the Scheme, including the Redomiciliation and related governance changes, are advisable and in the best interests of Liberty Global and its shareholders and, as such, has approved the proposal of the Scheme, including the Redomiciliation and those governance changes. The Board unanimously recommends that you vote “FOR” each of the resolutions proposed at the applicable Court Meeting, the General Meeting and the Shareholders Meeting, in each case, as described in this Document. All of the members of the Board and all of our executive officers have indicated that they currently intend to vote in favor of the Scheme and each of the resolutions proposed at the General Meeting and the Shareholders Meeting with respect to the Liberty Shares they hold.

This Document provides you with detailed information about the Redomiciliation. We urge you to read all of the information contained and incorporated by reference in this Document, including the “Risk Factors” beginning on page 38, as well as the Annex hereto, carefully and in its entirety. Do not rely solely on this letter or the “Summary” beginning on page 12 as a substitute for reading this Document in full.

All Liberty Global shareholders are invited to attend the Meetings at which they are entitled to vote. Only holders of record of Liberty Shares as of [●] p.m. New York City time ([●] p.m. London time) on [●], 2023, the record date for the Meetings, are entitled to notice of the applicable Meetings or any adjournment thereof. [●] p.m. New York City time ([●] p.m. London time) on [●], 2023 will also serve as the record date for determining those holders of Liberty Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of the Depository Trust Company who are entitled to instruct such bank, broker or other nominee on how to vote those shares at the Meetings. The record date for determining those Liberty Global shareholders who are entitled to vote their Liberty Shares at the Meetings will be [●] p.m. New York City time ([●] p.m. London time) on [●], 2023 or, if any Meeting is adjourned, on the date that is 10 days prior to the date fixed for the adjourned Meeting.

Your vote is important, regardless of the number and class of Liberty Shares you own. To make sure your Liberty Shares are represented at the Meetings, please submit your proxy or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Meetings. You may submit your proxy either over the internet or by signing, dating and returning the applicable enclosed Proxy Card(s) in the envelope provided. If you have any questions or need assistance voting your shares, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

Sincerely,

Bryan Hall

Executive Vice President, General Counsel and Secretary

Liberty Global plc

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the transaction described in this Document or the securities to be delivered in the Redomiciliation or determined if this Document is truthful or complete. Any representation to the contrary is a criminal offense.

This Document is dated [●], 2023 and, together with the enclosed Proxy Card(s), is first being mailed to Liberty Global shareholders on or about [●], 2023.

DEFINITIONS

The following definitions apply throughout this Document, unless the context requires otherwise.

“2005 Director Incentive Plan”	the Liberty Global, Inc. 2005 Nonemployee Director Incentive Plan;

“2005 Equity Incentive Plans”	the 2005 Director Incentive Plan and the 2005 Incentive Plan;

“2005 Incentive Plan”	the Liberty Global, Inc. 2005 Incentive Plan (as amended and restated effective June 7, 2013);

“2010 Virgin Media Plan”	the Virgin Media Inc. 2010 Stock Incentive Plan (as amended and restated effective June 7, 2013);

“2014 Director Incentive Plan”	the Liberty Global 2014 Nonemployee Director Incentive Plan;

“2014 Equity Incentive Plans”	the 2014 Director Incentive Plan and the 2014 Incentive Plan;

“2014 Incentive Plan”	the Liberty Global 2014 Incentive Plan (amended and restated effective June 11, 2019);

“401(k) Plan”	the Liberty Global 401(k) Savings and Stock Ownership Plan for employees of Liberty Global, Inc.;

“Adjournment Resolutions”	the Court Meetings Adjournment Resolutions, the General Meeting Adjournment Resolution and the Shareholders Meeting Adjournment Resolution;

“Advisory Resolutions”	all of the non-binding, advisory resolutions to be proposed at the Shareholders Meeting, other than the Shareholders Meeting Adjournment Resolution;

“Annex”	the annex attached to this Document;

“Articles”	the articles of association of the Company, as amended from time to time;

“Articles Amendment Resolution”	Resolution No. 4 to be proposed at the General Meeting concerning the amendment of the Articles;

“Bermuda Companies Act”	the Companies Act 1981 of Bermuda as may be amended or replaced from time to time;

“BMA”	Bermuda Monetary Authority;

“Board”	the board of directors of Liberty Global;

“business day”	a day (excluding a Saturday, Sunday, public or bank holiday) on which banks generally are open for business in the City of London and New York for the transaction of normal banking business;

“certificated” or “in certificated form”	not in uncertificated form (that is, not held in DTC);

“Class A Court Meeting”	the meeting of the holders of Class A Ordinary Shares convened by order of the Court pursuant to Part 26 of the Companies Act for [●], 2023 to consider and, if thought fit, approve the Scheme, and any adjournment or postponement thereof, notice of which is set out in “Part VI (Notice of Class A Court Meeting)” of this Document;

“Class A Ordinary Shares”	the Class A Ordinary Shares of $0.01 each in the capital of the Company;

“Class A Scheme Shareholders”	the holders of Class A Ordinary Shares comprising Scheme Shares;

“Class B Court Meeting”	the meeting of the holders of Class B Ordinary Shares convened by order of the Court pursuant to Part 26 of the Companies Act for [●], 2023 to consider and, if thought fit, approve the Scheme, and any adjournment or postponement thereof, notice of which is set out in “Part VII (Notice of Class B Court Meeting)” of this Document;

“Class B Ordinary Shares”	the Class B Ordinary Shares of $0.01 each in the capital of the Company;

“Class B Scheme Shareholders”	the holders of Class B Ordinary Shares comprising Scheme Shares;

“Class C Court Meeting”	the meeting of the holders of Class C Ordinary Shares convened by order of the Court pursuant to Part 26 of the Companies Act for [●], 2023 to consider and, if thought fit, approve the Scheme, and any adjournment or postponement thereof, notice of which is set out in “Part VIII (Notice of Class C Court Meeting)” of this Document;

“Class C Ordinary Shares”	the Class C Ordinary Shares of $0.01 each in the capital of the Company;

“Class C Scheme Shareholders”	the holders of Class C Ordinary Shares comprising Scheme Shares;

“Companies Act”	the United Kingdom Companies Act 2006 and any statutory modification or re-enactment thereof for the time being in force;

“Company” or “Liberty Global”	Liberty Global plc, a public limited company incorporated in England and Wales with registered number 08379990;

“Conditions”	the conditions to the implementation of the Scheme set forth in “Part II (Conditions to and Further Terms of the Scheme)” of this Document;

“Controlled Acquiror”	a person, other than New Liberty or one of its subsidiaries, in which (a) a director of New Liberty, (b) an executive officer of New Liberty or (c) a Significant Shareholder, in each case, owns, individually or together with one or more other directors, executive officers of New Liberty or Significant Shareholders, more than 25 percent of the total voting power of the issued and outstanding shares of such person entitled to vote at a general meeting and who is not, as of such date, as reasonably determined by New Liberty, eligible to make filings on Schedule 13G under the U.S. Exchange Act with respect to the beneficial ownership (as such term is defined under the U.S. Exchange Act) of shares of New Liberty held by such shareholder;

“Court”	the High Court of Justice of England and Wales;

“Court Hearing”	the hearing by the Court of the application to approve the Scheme;

“Court Meeting”	the Class A Court Meeting, the Class B Court Meeting and/or the Class C Court Meeting;

“Court Meetings Adjournment Resolutions”	the resolutions to be proposed at a Court Meeting to adjourn the applicable Court Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme at the applicable Court Meeting;

“Court Meetings Resolutions”	the resolutions to be proposed at the Court Meetings;

“Court Order”	the order of the Court sanctioning the Scheme under Part 26 of the Companies Act and confirming the Liberty Global Reduction of Capital;

“Covered Transaction”	(a) a merger, consolidation or amalgamation, in each case, proposed by a Controlled Acquiror pursuant to Section 104, 104A, 104B or 104H of the Bermuda Companies Act, as a result of which the New Liberty Shareholders immediately prior to the consummation of such Covered Transaction cease to own, immediately following the consummation of such Covered Transaction a majority of the total voting power of (i) the surviving or amalgamated company or New Liberty, as the case may be, or (ii) if the surviving or amalgamated company or New Liberty, as the case may be, is a wholly owned subsidiary of another corporation immediately following such merger or amalgamation, the ultimate parent corporation of such surviving or amalgamated corporation or New Liberty, as the case may be, in such Covered Transaction; provided that any voting power held, directly or indirectly, by any Significant Shareholder and any director or executive officer of New Liberty, in each case, whose ownership of voting power of a person results in such person becoming the Controlled Acquiror will be taken into account in determining whether the New Liberty Shareholders hold a majority of the total voting power of the applicable person immediately following the consummation of the Covered Transaction or (b) the sale, lease, transfer, conveyance or other disposition (other than by way of a merger, consolidation or amalgamation) in one or a series of related transactions, of substantially all of the assets of New Liberty to a Controlled Acquiror;

“Document”	this joint proxy statement and scheme circular document published by Liberty Global in connection with the Scheme, together with all information incorporated by reference herein;

“DTC”	the relevant system to facilitate the transfer of title to shares in uncertificated form in respect of which the Depository Trust Company is the operator;

“Effective Date”	the day when the Scheme becomes effective, expected to be on [●], 2023;

“Exchange Agent”	Computershare Trust Company, N.A., the exchange agent in connection with the Scheme;

“General Meeting”	the general meeting of the Company convened for [●], 2023, and any adjournment or postponement thereof, notice of which is set out in “Part IX (Notice of General Meeting)” of this Document;

“General Meeting Adjournment Resolution”	the resolution to be proposed at the General Meeting to adjourn the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme Resolutions at the General Meeting;

“General Meeting Resolutions”	all of the special and ordinary resolutions to be proposed at the General Meeting;

“holder”	a registered holder (including any person(s) entitled by transmission);

“Innisfree”	Innisfree M&A Incorporated;

“Liberty Equity Incentive Plans”	the 2014 Equity Incentive Plans and the Prior Equity Incentive Plans together with any additional stock incentive plans approved by Shareholders by resolution at any general meeting of the Company’s shareholders which may occur on or before the date of the Meetings;

“Liberty Global Group”	the Liberty Global group of companies;

“Liberty Global Reduction of Capital”	the reduction of the Company’s share capital associated with the cancellation and extinguishment of the Scheme Shares provided for by Clause 1 of the Scheme and under Chapter 10 of Part 17 of the Companies Act;

“Liberty Global Shareholder”	a holder of Liberty Shares;

“Liberty Shares”	Class A Ordinary Shares, Class B Ordinary Shares and/or Class C Ordinary Shares;

“Meetings”	the Court Meetings, the General Meeting and the Shareholders Meeting;

“Mr. Fries”	Michael T. Fries, Chief Executive Officer and President of the Company and Vice Chairman of the Board;

“Mr. Malone”	John C. Malone, Chairman of the Board;

“Nasdaq”	the Nasdaq Global Select Market;

“New Liberty”	Liberty Global Ltd., a new company formed as an exempted company limited by shares incorporated under the Bermuda Companies Act;

“New Liberty Board”	the board of directors of New Liberty;

“New Liberty Bye-laws”	the amended and restated bye-laws of New Liberty adopted on and conditional upon the Scheme becoming effective set forth in Annex A of this Document;

“New Liberty Class A Common Shares”	the Class A Common Shares, par value $0.01 per share, of New Liberty;

“New Liberty Class B Common Shares”	the Class B Common Shares, par value $0.01 per share, of New Liberty;

“New Liberty Class C Common Shares”	the non-voting Class C Common Shares, par value $0.01 per share, of New Liberty;

“New Liberty Shareholder”	a holder of New Liberty Shares;

“New Liberty Shares”	New Liberty Class A Common Shares, New Liberty Class B Common Shares and/or New Liberty Class C Common Shares;

“New Shares”	such number of new ordinary shares of Liberty Global equal to the number of Scheme Shares cancelled pursuant to the Liberty Global Reduction of Capital to be created immediately following the Liberty Global Reduction of Capital and to be issued credited as fully paid to New Liberty pursuant to the Scheme;

“Prior Equity Incentive Plans”	the 2005 Equity Incentive Plans, the 2010 Virgin Media Plan and the Virgin Media Sharesave Plan;

“Proposal” or “Redomiciliation”	the introduction of a new Bermuda-incorporated holding company that will become the parent holding company of the Liberty Global Group and the issuer of the shares you hold, to be effected by means of a scheme of arrangement under Part 26 of the Companies Act;

“Proxy Cards”	the Proxy Cards (labelled “Class A Court Meeting”, “Class B Court Meeting”, “Class C Court Meeting”, “General Meeting” or “Shareholders Meeting”) for use at the applicable Meeting (or either of them as the context may require), which are being sent to Liberty Global Shareholders;

“Registrar of Companies”	the Registrar of Companies in England and Wales;

“Restricted Jurisdiction”	any jurisdiction (for the avoidance of doubt, excluding the United Kingdom, Bermuda and the United States) where local laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Scheme is sent or made available to Liberty Global Shareholders in that jurisdiction;

“Scheme” or “Scheme of Arrangement”	the scheme of arrangement proposed to be made under Part 26 of the Companies Act between the Company and the holders of Scheme

Shares, as set out in “Part III (The Scheme of Arrangement)” of this Document, with or subject to any modification, addition or condition approved or imposed by the Court;

“Scheme Record Time”	the record time for participating in the Scheme, expected

to be [●] p.m. New York City time ([●] p.m. London time) on [●], 2023, being the business day immediately preceding the Effective Date;

“Scheme Resolutions”	the General Meeting Resolutions other than the General Meeting Adjournment Resolution;

“Scheme Shareholders”	the holders of the Scheme Shares from time to time;

“Scheme Shares”	(a)	the Liberty Shares in issue at the date of this Document;

(b)	any Liberty Shares issued after the date of this Document and before the Scheme Voting Record Time; and

(c)	any Liberty Shares issued at or after the Scheme Voting Record Time and prior to the Scheme Record Time, on terms that the holder shall be bound by this Scheme,

and in each case (where the context requires) remaining in issue at the Scheme Record Time and in each case excluding any Liberty Shares held by New Liberty;

“Scheme Voting Record Time”	[●] p.m. New York City time ([●] p.m. London time) on [●], 2023 or, if a Meeting is adjourned by 48 hours or more, close of business on the day which is not less than 10 days before the date fixed for the adjourned Meeting or, if the Company gives notice of the adjourned Meeting and an entitlement time is specified in that notice, the time specified in that notice;

“SEC”	the U.S. Securities and Exchange Commission;

“Shareholder”	prior to the Effective Date, a Liberty Global Shareholder, and, following the Effective Date, a New Liberty Shareholder;

“Shareholders Meeting”	the meeting of the Shareholders convened for [●], 2023, and any adjournment or postponement thereof, notice of which is set out in “Part X (Notice of Shareholders Meeting)” of this Document;

“Shareholders Meeting Adjournment Resolution”	the resolution to be proposed at the Shareholders Meeting to adjourn the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Advisory Resolutions at the Shareholders Meeting;

“Shareholders Meeting Resolutions”	all of the resolutions to be proposed at the Shareholders Meeting;

“Significant Shareholder”	as of the date of the execution of a definitive agreement with respect to a Covered Transaction, a New Liberty Shareholder who, directly or indirectly, through one or more intermediaries, owns more than 25 percent of the total voting power of the issued and outstanding shares entitled to vote at a general meeting of New Liberty and who is not, as of such date, as reasonably determined by New Liberty, eligible to make filings on Schedule 13G under the U.S. Exchange Act with respect to the beneficial ownership (as such term is defined under the U.S. Exchange Act) of shares of New Liberty held by such shareholder;

“Transfer Agent”	Computershare Trust Company, N.A., as transfer agent for Liberty Global and New Liberty;

“uncertificated” or “in uncertificated form”	recorded on the relevant register as being held in uncertificated (i.e., book-entry) form, in the name of Cede & Co., and beneficial title to which may, by virtue of the DTC regulations, be transferred by means of DTC;

“United Kingdom” or “U.K.”	the United Kingdom of Great Britain and Northern Ireland;

“United States” or “U.S.”	the United States of America;

“U.S. Exchange Act”	the Securities Exchange Act of 1934, as amended;

“U.S. Securities Act”	the Securities Act of 1933, as amended;

“Virgin Media Sharesave Plan”	the Virgin Media Inc. 2015 Sharesave Plan;

“Voting Shareholders”	the holders of Class A Ordinary Shares and/or Class B Ordinary Shares; and

“Voting Shares”	the Class A Ordinary Shares and the Class B Ordinary Shares.

All references to “£” are to the lawful currency of the United Kingdom.

All references to “$” or “U.S. dollars” are to the lawful currency of the United States.

All references to “Bermuda dollar” are to the lawful currency of Bermuda.

All references to any statutory provision, law, order or regulation shall be construed as a reference to that provision, law, order or regulation as extended, modified, replaced or re-enacted from time to time and all statutory instruments, regulations and orders from time to time made thereunder or deriving validity therefrom.

IMPORTANT NOTICES

The Board is soliciting your proxy to vote your Liberty Shares at the applicable Meetings, each of which will be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 on [●], 2023 (unless adjourned or postponed), and at any adjournments or postponements thereof. The Board is soliciting proxies in order to give all Liberty Global Shareholders at the Scheme Voting Record Time the opportunity to vote on matters that will be presented at the Meetings and at any adjournments or postponements thereof. This Document provides information on these matters to assist you in voting your Liberty Shares.

If you sell or otherwise transfer, or have sold or otherwise transferred, all of your Liberty Shares, promptly send this Document and the accompanying documents (other than any documents or forms personalized to you) to the purchaser or transferee, or to the bank, stockbroker or other agent through whom such sale or transfer was effected for delivery to the purchaser or transferee. However, this Document and the accompanying documents must not be forwarded, distributed or transmitted in, into or from any jurisdiction where to do so would violate the laws of that jurisdiction. If you sell or otherwise transfer, or have sold or otherwise transferred, part, but not all, of your Liberty Shares, retain this Document and the accompanying documents and contact the bank, stockbroker or other agent through whom such sale or transfer was effected.

The action to be taken by Liberty Global Shareholders in respect of the applicable Meetings is explained in “Action to be Taken” and “Part I (Explanatory Statement) — 16. Action to be Taken” beginning on pages 31 and 71 of this Document, respectively.

Overseas Jurisdictions

The release, publication or distribution of this Document in, into or from jurisdictions other than the United Kingdom, the United States or Bermuda may be restricted by law. Any person who is subject to the law of any jurisdiction other than the United Kingdom, the United States or Bermuda should inform themselves of, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom, the United States or Bermuda to vote their Liberty Shares with respect to the Scheme at the Meetings, or to appoint another person as proxy to vote at the Meetings on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. Any failure to comply with applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Scheme disclaim any responsibility or liability for the violation of such restrictions by any person. This Document has been prepared for the purposes of complying with English law, the proxy solicitation rules under the U.S. Exchange Act and the listing standards of Nasdaq, and the information disclosed herein may not be the same as that which would have been disclosed if this Document had been prepared in accordance with the laws and regulations of other jurisdictions.

Unless otherwise determined by Liberty Global and permitted by applicable laws and regulations, this Document will not be made available, directly or indirectly, in, into or from any Restricted Jurisdiction or any other jurisdiction where to do so would violate the laws of that jurisdiction, and no person may vote in favor of the Scheme, the matters presented at the General Meeting or the matters presented at the Shareholders Meeting by any use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this Document will not be and must not be mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction, and persons receiving this Document (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send it in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction.

In any case where a Liberty Global Shareholder who has a registered address outside the United Kingdom, the United States or Bermuda, or who is a citizen of, or resident in, a jurisdiction other than the United Kingdom, the United States or Bermuda (an “Overseas Shareholder”) is resident, located or has a registered address in a

Restricted Jurisdiction or where New Liberty is advised, or otherwise reasonably believes, that the issue of New Liberty Shares to an Overseas Shareholder would or might violate the laws of any jurisdiction outside the United Kingdom, the United States or Bermuda, or would or might require Liberty Global or New Liberty to obtain or observe any governmental or other consent or any registration, filing or other formality (including ongoing requirements) with which Liberty Global or New Liberty is unable to comply, or which Liberty Global or New Liberty regards as unduly onerous, (a) the Company may, subject to the amendment of the Articles pursuant to the Articles Amendment Resolution, (unless such member satisfies the Company that no such violation or requirement would apply), in its sole discretion, appoint any person to execute as transferor an instrument of transfer transferring, prior to the Scheme Record Time, the Scheme Shares held by such holder to a nominee to hold such Scheme Shares in trust for that holder, on terms that the nominee shall sell the New Liberty Shares that it receives pursuant to the Scheme in respect of such Scheme Shares as soon as practicable following the Effective Date or (b) allot and issue the New Liberty Shares due to the relevant Scheme Shareholder pursuant to the Scheme to a nominee appointed by New Liberty as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder, provided in each case that any such sale shall be at the best price which can reasonably be obtained at the time of such sale and that the proceeds of such sale (net of the expenses of sale including commissions and value added tax) shall be paid to such member by delivering a check to such member in accordance with the provisions of Clause 4 of the Scheme.

THIS DOCUMENT DOES NOT CONSTITUTE, AND MAY NOT BE USED FOR THE PURPOSES OF, AN OFFER TO SELL OR AN INVITATION OR THE SOLICITATION OF AN OFFER TO SUBSCRIBE FOR OR BUY ANY NEW LIBERTY SHARES BY ANY PERSON IN ANY RESTRICTED JURISDICTION. NO ACTION HAS BEEN OR WILL BE TAKEN IN ANY JURISDICTION BY ANY SUCH PERSON THAT WOULD PERMIT A PUBLIC OFFERING OF NEW LIBERTY SHARES IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED, NOR HAS ANY SUCH ACTION BEEN TAKEN WITH RESPECT TO THE POSSESSION OR DISTRIBUTION OF THIS DOCUMENT OTHER THAN IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. NONE OF LIBERTY GLOBAL, NEW LIBERTY OR THEIR RESPECTIVE ASSOCIATES, DIRECTORS, OFFICERS, AGENTS OR ADVISORS ACCEPTS ANY RESPONSIBILITY FOR ANY VIOLATION OF ANY OF THESE RESTRICTIONS BY ANY OTHER PERSON.

The availability of New Liberty Shares under the Scheme to Liberty Global Shareholders who are not resident in the United Kingdom, the United States or Bermuda may be affected by the laws of the relevant jurisdictions in which they are resident. Persons who are not resident in the United Kingdom, the United States or Bermuda should inform themselves of, and observe, any applicable legal or regulatory requirements.

Further details relating to Overseas Shareholders are set forth in “Part I (Explanatory Statement) — 15. Overseas Shareholders” beginning on page 69 of this Document.

Accounting Standards

The financial information included in this Document has been and will be prepared in accordance with U.S. generally accepted accounting principles.

Forward-Looking Statements

This Document, including documents incorporated by reference herein, contains certain statements which are, or may be deemed to be, “forward-looking statements” with respect to the financial condition, results of operations and business of Liberty Global and certain plans and objectives of Liberty Global with respect to the Redomiciliation. All statements other than statements of historical fact may be forward-looking statements. Forward-looking statements are statements of future expectations that are based on current expectations, assumptions and projections about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “targets”, “aims”, “projects” or words or terms of similar substance or the negative thereof, as well as variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations.

Although Liberty Global believes that the expectations reflected in such forward-looking statements are reasonable, we cannot give assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, the matters set forth under “Forward Looking Statements” in Part I, Item 1 of Liberty Global’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Other factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements include our ability to obtain the approval of Liberty Global Shareholders of the Scheme and the General Meeting Resolutions, our ability to obtain the approval of the Court of the Scheme, our ability to satisfy the other conditions to the Redomiciliation on the expected timeframe, or at all, our ability to realize the expected benefits from the Redomiciliation and the occurrence of unanticipated difficulties or costs in connection with the Redomiciliation.

Such forward-looking statements involve risks and uncertainties that could significantly affect expected results and are based on certain key assumptions. Many factors could cause actual results to differ materially from those projected or implied in any forward-looking statements included in this Document or documents incorporated by reference herein, including (without limitation) the following factors: local and global economic and business conditions; market-related risks such as fluctuations in interest rates and exchange rates; the policies and actions of regulatory authorities; the impact of competition, inflation and deflation; the timing impact and other uncertainties of future acquisitions, disposals or combinations within relevant industries (including uncertainties relating to the Scheme and the Redomiciliation); as well as the impact of tax and other legislation or regulations in the jurisdictions in which Liberty Global Group operates in or holds its interests in.

Additional factors that could cause actual results to differ materially from those expressed in such forward-looking statements are set forth under “Risk Factors” in Part I, Item 1A of Liberty Global’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which is incorporated by reference herein. See “Part V (Additional Information) — Where You Can Find More Information” beginning on page 123 of this Document for more information about the documents incorporated by reference into this Document.

All of our forward-looking statements should be considered in light of these factors. All of our forward-looking statements speak only as of the date they were made, and we undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events or otherwise, except as may be required under applicable securities laws and regulations. Any forward-looking statements in this Document, including documents incorporated by reference herein, are not guarantees of future performance, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements, possibly materially. Accordingly, you should not place undue reliance on any such forward-looking statements.

No forward-looking statements in this Document have been reviewed by the auditors of Liberty Global. All subsequent oral or written forward-looking statements attributable to any of Liberty Global or its shareholders, directors, officers, advisors or employees or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

SUMMARY

This Document describes the Scheme, the General Meeting Resolutions, the Advisory Resolutions and the Redomiciliation that will result in a new Bermuda-incorporated parent holding company of the Liberty Global Group and other related matters.

Here is what you need to do now:

•	read the letter from Michael T. Fries, the President and Chief Executive Officer of the Company, which begins on the cover of this Document and briefly explains the Redomiciliation;

•

read the letter from Bryan Hall, Executive Vice President, General Counsel and Secretary, and “Action to be Taken” beginning on page 31 of this Document, which explain the actions to be taken by you, including how to make sure your vote is counted;

•	read this “Summary”;

•	read “Part I (Explanatory Statement)” and the remainder of this Document in its entirety;

•	submit your proxy or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Meetings; and

if you have any questions, contact the Shareholder helpline, details of which are set forth below (the “Shareholder Helpline”).

Holders of Class C Ordinary Shares (which are non-voting for most matters) will be entitled to vote on the proposals at the Court Meeting for holders of Class C Ordinary Shares and, on a non-binding, advisory basis, at the Shareholders Meeting. We urge all holders of Class C Ordinary Shares to review these materials and to take the opportunity to vote.

SHAREHOLDER HELPLINE

If you have any further questions about voting or attending the Meetings, please call the Liberty Global Investor Relations Department at +1(303) 220-6600 or contact Innisfree, who is acting as proxy solicitation agent for the Meetings, at +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651.

Banks and brokers may call +1(212) 750-5833.

This “Summary” highlights selected information from this Document and may not contain all of the information that is important to you. Shareholders are urged to read the information contained and incorporated by reference in this Document, as well as the Annex hereto, carefully and in their entirety. Do not solely rely on this “Summary” or regard reading this “Summary” as a substitute for reading this Document carefully and in its entirety.

The Redomiciliation

The Scheme (see page 75)

The Scheme, if it is approved and becomes effective, will result in: (a) a new holding company incorporated in Bermuda, New Liberty, becoming the parent holding company of the Liberty Global Group, (b) Liberty Global Shareholders holding New Liberty Shares of the equivalent number and class of shares in Liberty Global you currently hold, and (c) Liberty Global becoming a wholly owned subsidiary of New Liberty. Following the Effective Date, the Liberty Global Group with New Liberty as its parent holding company will continue to conduct the same business operations as were conducted by the Liberty Global Group prior to the Effective Date. No existing operating business of the Liberty Global Group will be transferred to Bermuda by virtue of the Scheme.

Under the Scheme, on the Effective Date, New Liberty will issue the New Liberty Shares to all holders of Liberty Shares as of the Scheme Record Time (the relevant time being [●] p.m. New York City time ([●] p.m. London time) on the business day immediately preceding the Effective Date, expected to be [●], 2023), and accordingly, on the Effective Date all Liberty Shares will be cancelled, and all holders of Liberty Shares will receive fully paid and non-assessable New Liberty Shares as follows:

•	one New Liberty Class A Common Share for each Class A Ordinary Share held at the Scheme Record Time;

•	one New Liberty Class B Common Share for each Class B Ordinary Share held at the Scheme Record Time; and

•	one New Liberty Class C Common Share for each Class C Ordinary Share held at the Scheme Record Time.

The Board may exercise its discretion to delay or abandon the Scheme and the Redomiciliation at any time, including after Shareholder approval has been obtained at the Meetings. See “Risk Factors — Risks Associated with the Redomiciliation — The Board may choose to delay or abandon the Scheme and the Redomiciliation at any time prior to the Effective Date” on page 39 of this Document, as well as the other risk factors set forth under “Forward-Looking Statements” and “Risk Factors” beginning on pages 9 and 38 of this Document, respectively.

Meetings and Consents for Implementation of the Proposal and Advisory Resolutions (see page 54)

Court Meetings

The Court Meetings have been convened, pursuant to an order of the Court, to enable the holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, to consider and approve: (a) the Scheme (and therefore the Redomiciliation), and (b) the adjournment of each Court Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme at the applicable Court Meeting. See “Part I (Explanatory Statement) — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions” beginning on page 54 of this Document.

The approval required to approve the Scheme at each Court Meeting is a majority in number who represent 75 percent or more in value of the applicable class of Liberty Shares held by Scheme Shareholders present and voting, either in person or by proxy, at such Court Meeting. The approval required to approve the Court Meetings Adjournment Resolutions is a majority of the votes cast by the holders of Class A Ordinary Shares, Class B Ordinary Shares or Class C Ordinary Shares, respectively, either in person or by proxy, at the applicable Court Meeting.

The Board unanimously recommends that Liberty Global Shareholders vote “FOR” each of the Court Meetings Resolutions at the applicable Court Meeting.

General Meeting

Following the Court Meetings, the following General Meeting Resolutions are to be considered at the General Meeting, each as described below and in more detail in “Part I (Explanatory Statement) — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — General Meeting” beginning on page 56 of this Document.

We are asking the Voting Shareholders to approve Scheme Resolutions No. 1 through No. 4, which relate to certain procedural matters necessary to implement the Scheme.

1.	Scheme Resolution No. 1: Approval of Scheme.

The purpose of Scheme Resolution No. 1 is to approve the Scheme and give the Board the authority to carry out the procedural actions necessary to implement the Scheme.

2.	Scheme Resolution No. 2: Liberty Global Reduction of Capital.

The purpose of Scheme Resolution No. 2 is to authorize the reduction of the Company’s share capital associated with the cancellation and extinguishment of the Scheme Shares.

3.	Scheme Resolution No. 3: Issuance of New Shares to New Liberty.

The purpose of Scheme Resolution No. 3 is to approve the issuance of the New Shares to New Liberty as part of the Scheme such that Liberty Global will become a wholly owned subsidiary of New Liberty.

4.	Scheme Resolution No. 4: Articles Amendment to Ensure All Liberty Shares Are Subject to the Scheme.

The purpose of Scheme Resolution No. 4 is to amend the Articles to ensure that any additional Liberty Shares issued pursuant to the Liberty Equity Incentive Plans, or otherwise, are, dependent on timing, subject to the Scheme or exchanged for New Liberty Shares.

5.	Adjournment.

The purpose of the General Meeting Adjournment Resolution is to approve the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme Resolutions.

The Board unanimously recommends that Liberty Global Shareholders vote “FOR” each of the General Meeting Resolutions at the General Meeting.

Each of the Scheme Resolutions to be considered at the General Meeting is a special resolution which requires approval by at least 75 percent of the votes cast by Voting Shareholders, voting as a single class, in person or by proxy. The General Meeting Adjournment Resolution is an ordinary resolution which requires approval by a majority of the votes cast by Voting Shareholders, voting as a single class, in person or by proxy.

Approval of each of the Scheme Resolutions is a condition to the implementation of the Scheme. Accordingly, a vote against any of the Scheme Resolutions will be a vote against the Scheme.

Shareholders Meeting

Following the General Meeting, the following Shareholders Meeting Resolutions are to be considered at the Shareholders Meeting, each as described below and in more detail in “Part I (Explanatory Statement) — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — Shareholders Meeting” beginning on page 59 of this Document.

Due to applicable rules and regulations of the SEC, we are asking our Shareholders to vote, on a non-binding, advisory basis, on certain governance changes we are proposing to implement in the New Liberty Bye-laws in connection with the Redomiciliation.

1.	Variation of Class Rights.

The purpose of this Advisory Resolution is to seek our Shareholders’ views, on a non-binding, advisory basis, on the approval threshold in the New Liberty Bye-laws in connection with the variation of class rights. Currently, creating new classes of shares or entering into transactions, in each case, involving a variation of the rights of Liberty Global’s share classes requires approval by 75 percent of the votes cast by each affected class.

The New Liberty Bye-laws will lower this threshold to require approval by a majority of the votes cast by each affected share class. The Board believes that this more flexible standard will enhance New Liberty’s ability to effect value-creating transactions supported by the New Liberty Board and a majority of each affected class. Moreover, the majority threshold is consistent with the approach included in the corporate laws of many U.S. states and will be more familiar to our predominantly U.S. shareholder base.

2.	Business Combinations.

The purpose of this Advisory Resolution is to seek our Shareholders’ views, on a non-binding, advisory basis, on the approval threshold for certain business combinations with unrelated parties and to subject certain mergers proposed by related parties of New Liberty to enhanced shareholder approval requirements. The Board believes that this will facilitate business combinations with unrelated third parties and provide shareholders with structural protections that our predominantly U.S. shareholder base is accustomed to in connection with mergers with related parties.

3.	Adjournment.

The purpose of the Shareholders Meeting Adjournment Resolution is to approve the adjournment of the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Advisory Resolutions.

The Board unanimously recommends that Liberty Global Shareholders vote “FOR” each of the Shareholders Meeting Resolutions at the Shareholders Meeting.

Each of the Advisory Resolutions to be considered at the Shareholders Meeting will be considered approved by the affirmative vote of a majority of the votes cast by the holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, each voting as a separate class, in person or by proxy. The Shareholders Meeting Adjournment Resolution will be considered approved by a majority of the votes cast by the holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, voting as a single class, in person or by proxy.

The Advisory Resolutions are non-binding and, therefore, approval of each Advisory Resolution is not a condition to the implementation of the Scheme. Accordingly, a vote against either of the Advisory Resolutions will not count as a vote against the Scheme. If the Advisory Resolutions are not approved by the requisite majorities of each class, the specific bye-laws of New Liberty which are the subject of the Advisory Resolutions will nevertheless be included in the New Liberty Bye-laws if the Scheme is approved at the applicable Court Meetings and the Scheme Resolutions are approved at the General Meeting.

Please note that the Shareholders Meeting is an advisory meeting called by the Board to meet the Company’s obligations under applicable rules and regulations of the SEC, it is not a general meeting of the shareholders of Liberty Global, and as such, is not required to be held in accordance with the provisions of the Companies Act, the Articles or English law governing general meetings.

Quorum and Voting at the Meetings

A quorum of Shareholders is necessary to validly hold each of the Meetings. A quorum will be present at each Court Meeting if two or more Shareholders holding Class A Ordinary Shares, Class B Ordinary Shares or Class C Ordinary Shares, as applicable, entitled to vote are represented, either in person or by proxy. A quorum will be present at the General Meeting if Voting Shareholders holding a majority of the voting power of the outstanding Voting Shares are represented, either in person or by proxy. A quorum will be present at the Shareholders Meeting if two or more Shareholders holding Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, entitled to vote are represented, either in person or by proxy.

Except as set forth herein, all Shareholders whose Liberty Shares are registered directly in their names on the Company’s register of members maintained by the Transfer Agent at the Scheme Voting Record Time will be entitled to vote at the applicable Meetings in respect of the Liberty Shares registered in their names at such time.

If your Liberty Shares are held in the name of a broker, bank or other nominee, you are a beneficial owner of the Liberty Shares held in “street name” and this Document is being made available or forwarded to you by your broker, bank or other nominee, who is treated as the shareholder of record (and, for purposes of this Document, a Liberty Global Shareholder and, for purposes of the Scheme, a Scheme Shareholder). As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Liberty Shares. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your Liberty Shares are voted in the way you would like at the applicable Meeting. Your bank, broker or other nominee will send you specific instructions in this regard to vote your Liberty Shares.

If a broker who is a record holder of Liberty Shares indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on any proposal, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld with respect to any proposal, those shares are considered “broker non-votes” with respect to such proposal and will not be voted. Such “broker non-votes” will be counted for purposes of determining whether a quorum is present (a) at the General Meeting and the Shareholders Meeting, and (b) provided the proxy appointment is valid in respect of the Court Meetings Adjournment Resolutions, at the applicable Court Meeting, but will not be counted for purposes of determining whether a quorum is present at the Court Meetings for purposes of voting on the Scheme.

If your Liberty Shares are held through the corporate sponsored nominee service (the “Corporate Sponsored Nominee Service”) provided by Computershare Investor Services PLC (“Computershare U.K.”), you may direct Computershare U.K., as provider of the Corporate Sponsored Nominee Service, on how to vote your underlying shares. The last day of trading in shares held through the Corporate Sponsored Nominee Service and/or transferring such shares by means of DTC is expected to be the Wednesday one week prior to the Effective Date.

For more information on the Meetings, see “Part I (Explanatory Statement) — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions” beginning on page 54 of this Document. For more details on how to vote at the Meetings, see “Action to be Taken — Voting at the Meetings” beginning on page 31 of this Document.

Recommendation of the Board (see page 44)

For the reasons described in “Part I (Explanatory Statement) — 1. Background to and Reasons for the Redomiciliation” beginning on page 44 of this Document, the Board unanimously recommends that Liberty Global Shareholders vote “FOR” each of the Court Meetings Resolutions at the applicable Court Meeting, “FOR” each of the General Meeting Resolutions at the General Meeting and “FOR” each of the Shareholders Meeting Resolutions at the Shareholders Meeting. As of March 1, 2023, Liberty Global’s directors and executive officers beneficially owned in the aggregate approximately 4.19 percent of the Class A Ordinary Shares, 90.18 percent of the Class B Ordinary Shares, 8.57 percent of the Class C Ordinary Shares, and approximately 41.13 percent of the aggregate voting power of the outstanding Liberty Shares. All of the members of the Board and all of Liberty Global’s executive officers have indicated to the Company that they currently intend to vote their Liberty Shares in favor of the Scheme, the General Meeting Resolutions and the Shareholders Meeting Resolutions.

Interests of Certain Persons in Matters to be Acted Upon (see page 121)

The effect of the Scheme on the interests of the directors and executive officers in their capacity as holders of Liberty Shares will not differ from the effect of the Scheme on the interests of other holders of Liberty Shares.

The directors and the executive officers of Liberty Global have certain interests in the Redomiciliation that are in addition to their interests as Shareholders. For more information on these interests, see “Part V (Additional Information) — Information on the Liberty Global and New Liberty Directors — Interests of Certain Persons in Matters to Be Acted Upon” on page 121 of this Document.

Reasons for the Redomiciliation (see page 44)

Liberty Global has concluded that moving the jurisdiction of incorporation for its parent holding company to Bermuda from England and Wales will facilitate the Company’s ability to deliver on its plan of delivering sustainable long-term value creation for Shareholders through organic growth and disciplined and opportunistic mergers, acquisitions, dispositions and joint ventures in combination with a levered-equity capital structure. The Board believes the Redomiciliation will enhance the Company’s ability to achieve this plan and will allow us to maintain a stable corporate structure and capital flexibility and drive long-term shareholder value. In addition, Liberty Global believes that its principally U.S. shareholder base would be best served by the U.S.-style flexible corporate governance provided by a Bermuda incorporation, including the changes to our incorporation documents we are proposing to implement in connection with the Redomiciliation, and the associated efficiencies from a reduced administrative burden.

Conditions to and Further Terms of the Scheme (see page 73)

The Scheme is subject to the satisfaction (or if not satisfied, to the extent permitted by applicable law, waiver) of the Conditions, each of which needs to be satisfied (or, to the extent permitted by applicable law, waived) in order for the Scheme to be implemented, and to the further terms set forth in “Part II (Conditions to and Further Terms of the Scheme)” beginning on page 73 of this Document.

The implementation of the Scheme is conditional upon, among other things: (a) the Scheme being approved by a majority in number who represent 75 percent or more in value of each class of Liberty Shares held by Scheme Shareholders present and voting, either in person or by proxy, at the applicable Court Meeting, (b) each of the Scheme Resolutions being passed by the requisite majority of the Voting Shares at the General Meeting, (c) the approval of the Court and (d) receipt of any required regulatory and foreign investment approvals, including any such approvals as are customary and necessary in the context of a transaction similar to that contemplated under the Scheme, given the nature of Liberty Global’s business. For more details, see “Part II (Conditions to and Further Terms of the Scheme)” beginning on page 73 of this Document.

Regulatory Approvals (see page 73)

The only governmental or regulatory approvals or actions that are required to complete the Redomiciliation are compliance with U.S. federal and state securities laws, Nasdaq rules and regulations, and all applicable laws in the United Kingdom, the United States, Bermuda and the various countries in which we do business.

Accounting Treatment of the Scheme (see page 72)

Historical cost basis accounting, rather than acquisition method accounting, will be applied to the Scheme under U.S. generally accepted accounting principles. Given that, for accounting purposes, there will be no change in control of Liberty Global and the Shareholders will be in the same economic position immediately before and after the Redomiciliation, and because the Redomiciliation will be accounted for as an internal reorganization of entities under common control, there will be no revaluation of Liberty Global’s assets and liabilities.

Effectiveness of the Scheme

If the Scheme is sanctioned by the Court and the other conditions to the Scheme have been satisfied (or if not satisfied, to the extent permitted by applicable law, waived), the Scheme will become effective on the Effective Date, expected to be [●], 2023.

If the Scheme becomes effective, the last day of trading in Liberty Shares is expected to be [●], 2023 (except in the case of shares held through the Corporate Sponsored Nominee Service), and the last time for registration of transfers of Liberty Shares is expected to be [●] p.m. New York City time ([●] p.m. London time) on [●], 2023. It is expected that the admission of the New Liberty Shares to listing and trading on Nasdaq will become effective on [●], 2023. These dates may be delayed if it is necessary to adjourn the Meetings, if there is any delay in obtaining the Court’s approval of the Scheme, or if there is a delay in satisfying any of the other Conditions. In the event of such a delay, the application for the Liberty Shares to be delisted will be deferred, so that the listing will not be cancelled until immediately prior the Scheme Record Time.

More detail on the expected transaction timetable and further information about the Scheme is set forth in “Expected Timetable of Principal Events” beginning on page 36 of this Document and “Part I (Explanatory Statement)” beginning on page 44 of this Document, respectively.

Material Tax Consequences

Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized below may not apply to all holders of Liberty Shares and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Liberty Shares in light of your particular situation.

Material U.K. Tax Consequences (see page 83)

Holders should not recognize any gain or loss for U.K. income tax and corporation tax purposes solely as a result of the Redomiciliation (on the basis of and subject to the matters described in “Part IV (Taxation) — Material U.K. Tax Consequences — The Redomiciliation” beginning on page 84 of this Document).

Material Bermuda Tax Consequences (see page 87)

Under current Bermuda law, there are no adverse Bermuda tax consequences for New Liberty or its shareholders of the Redomiciliation or in respect of the New Liberty Shares. New Liberty has obtained an assurance from the Minister of Finance of Bermuda under the Exempted Undertakings Tax Protection Act 1966 (the “EUTPA”) that, in the event that any legislation is enacted in Bermuda imposing any tax computed on profits or income, or computed on any capital asset, gain or appreciation or any tax in the nature of estate duty or inheritance tax, such tax shall not, until March 31, 2035, be applicable to New Liberty or to any of its operations or shares, debentures or other obligations except insofar as such tax applies to persons ordinarily resident in Bermuda or is payable by New Liberty in respect of real property owned or leased by it in Bermuda.

Material U.S. Federal Income Tax Consequences (see page 87)

U.S. Holders and non-U.S. Holders (each as defined in “Part IV (Taxation) — Material U.S. Federal Income Tax Consequences” beginning on page 87 of this Document) should not recognize any gain or loss for U.S. federal income tax purposes solely as a result of the exchange of Liberty Shares for New Liberty Shares in the Redomiciliation. Please see “Part IV (Taxation) — Material U.S. Federal Income Tax Consequences” beginning on page 87 of this Document.

Other Information

Rights of Dissenting Shareholders

No appraisal or similar rights of dissenting Shareholders will apply in connection with the Scheme because no such rights are applicable under English law. However, objections to the Scheme may be raised at the Court Hearing, as explained in “Part II (Conditions to and Further Terms of the Scheme)” beginning on page 73 of this Document.

Stock Exchange Listing (see page 68)

The New Liberty Shares will be listed on Nasdaq, with the New Liberty Class A Common Shares, the New Liberty Class B Common Shares and the New Liberty Class C Common Shares trading under the symbols “LBTYA”, “LBTYB” and “LBTYK”, respectively, the same symbols under which the Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, are currently trading. We have no current plans to list the New Liberty Shares on any other securities exchange.

Market Price

On April 21, 2023, the most recent practicable date prior to the date of this Document, the closing price of the Class A Ordinary Shares on Nasdaq was $18.76 per share, the closing price of the Class B Ordinary Shares on Nasdaq was $19.25 per share and the closing price of the Class C Ordinary Shares on Nasdaq was $19.67 per share.

QUESTIONS AND ANSWERS

The following questions and answers are intended to address briefly some commonly asked questions regarding the Redomiciliation, including the Scheme, the General Meeting Resolutions, the Shareholders Meeting Resolutions and the Meetings. These questions and answers may not address all questions that may be important to you. Refer to the more detailed information included elsewhere in and incorporated by reference into this Document. For instructions on obtaining the documents incorporated by reference herein, see “Part V (Additional Information) — Where You Can Find More Information” beginning on page 123 of this Document.

Information about this Document

Why am I receiving this Document?

You are receiving this Document because you are being asked to approve a proposed scheme of arrangement under the laws of England and Wales that would result in a new holding company incorporated in Bermuda, New Liberty, becoming the parent holding company of the Liberty Global Group and the issuer of the shares you hold, and in connection with the Redomiciliation, to approve certain governance changes we are proposing to implement in the New Liberty Bye-laws.

In the Scheme, New Liberty will issue the New Liberty Shares to all holders of Liberty Shares as of the Scheme Record Time on a one-for-one basis to the holdings of Liberty Shares by the Liberty Global Shareholders. The New Liberty Shares will be listed on Nasdaq, with the New Liberty Class A Common Shares, the New Liberty Class B Common Shares and the New Liberty Class C Common Shares trading under the symbols “LBTYA”, “LBTYB” and “LBTYK”, respectively, the same symbols under which the Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, are currently trading.

The implementation of the Scheme requires Liberty Global Shareholders to vote on the Scheme, the General Meeting Resolutions and the Shareholders Meeting Resolutions at the respective Meetings, which is why we have called the Meetings and sent you this Document. We have also sent you this Document to comply with our obligations under the U.S. Exchange Act in connection with the solicitation of proxies for use at the Meetings.

What is this Document?

This Document comprises an explanatory statement in compliance with section 897 of the Companies Act and a proxy statement under the U.S. Exchange Act that serves to enable the Board to solicit proxies “FOR” each of the Court Meetings Resolutions at the applicable Court Meeting, “FOR” each of the General Meeting Resolutions at the General Meeting and “FOR” each of the Shareholders Meeting Resolutions at the Shareholders Meeting.

The Redomiciliation

Why are we proposing the Redomiciliation?

Liberty Global has concluded that moving the jurisdiction of incorporation for its parent holding company to Bermuda from England and Wales will facilitate the Company’s ability to deliver on its plan of delivering sustainable long-term value creation for Shareholders through organic growth and disciplined and opportunistic mergers, acquisitions, dispositions and joint ventures in combination with a levered-equity capital structure. The Board believes the Redomiciliation will enhance the Company’s ability to achieve this plan and will allow us to maintain a stable corporate structure and capital flexibility and drive long-term shareholder value. In addition, Liberty Global believes that its principally U.S. shareholder base would best be served by the U.S.-style flexible corporate governance provided by a Bermuda incorporation, including the governance changes we are proposing to implement in our incorporation documents in connection with the Redomiciliation, and the associated efficiencies from a reduced administrative burden. See “Part I (Explanatory Statement) — 1. Background to and Reasons for the Redomiciliation” beginning on page 44 of this Document and “Part I (Explanatory Statement) — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — Shareholders Meeting” beginning on page 59 of this Document.]

What is a scheme of arrangement?

A scheme of arrangement is an English law statutory procedure provided for in the Companies Act. Schemes of arrangement permit a company to enter into an arrangement with its shareholders, under which the company and its shareholders can agree to anything they are lawfully entitled to so agree. Shareholders approve the terms of the scheme of arrangement by voting on the proposal put to them by the company, which must be approved by a majority in number of the shareholders present and voting holding at least 75 percent in value each class of the shares present and voting. Thereafter, a scheme must be sanctioned by the Court before it becomes effective.

Commonly schemes of arrangement are used to effect transformative structural changes to a company, such as a takeover, a reorganization, a return of capital or a demerger transaction. One of the other common uses of a scheme of arrangement (and the purpose of the Scheme for which we are seeking your approval) is the insertion of a new group holding company to effect the redomiciliation of a group of companies from one jurisdiction to another. The Company is proposing to use a scheme of arrangement to implement the Redomiciliation.

The conduct of scheme of arrangements are regulated by the English courts. The Court controls the statutory procedure and provides permission for a copy of the document setting out the terms of the scheme to be sent to shareholders. If the relevant proposal achieves the requisite shareholder approval, the Court has jurisdiction to “sanction”, i.e., provide official permission or approval for, such arrangements. Once the scheme receives permission from the Court, all of a company’s shareholders will be bound by its terms regardless of whether or not they voted.

Why are we implementing the Redomiciliation by way of a scheme of arrangement?

The Company intends to implement the Redomiciliation by way of a scheme of arrangement as it is a formal procedure under the Companies Act that is commonly used to carry out corporate reorganizations. If the relevant approvals are obtained from both the Shareholders and the Court, the use of a scheme of arrangement provides clarity to the Company and its Shareholders as all Shareholders will be bound by the Scheme regardless of whether or how they voted.

What are the steps to implement the Redomiciliation by way of a scheme of arrangement?

The particular type of scheme of arrangement Liberty Global is proposing to use to implement the Redomiciliation is known as a “cancellation scheme”. Under a cancellation scheme, a company cancels all of its outstanding shares by way of a reduction of capital (in this case, the Liberty Global Reduction of Capital). This cancellation creates a credit arising in its books of account which is “capitalized” (i.e., converted into share capital) with such new share capital being issued to a third party (in this case, New Liberty). New Liberty will be required to (and will commit to the Court that it will) issue New Liberty Shares to the Shareholders on a one-for-one basis to the Scheme Shares that each Shareholder held prior to the Liberty Global Reduction of Capital. Consequently, New Liberty will become the parent of the Company and the Liberty Global Group and you will hold shares in New Liberty.

The Shareholders are being asked to vote on the Liberty Global Reduction of Capital at the General Meeting as Scheme Resolution No. 2 as the Companies Act requires a company to obtain both the approval of at least 75 percent of the votes cast and the confirmation by the Court.

The purpose of Scheme Resolution No. 3 is to give the Board the necessary authority to allot new shares in the capital of Liberty Global so as to make New Liberty the sole shareholder of Liberty Global, and therefore, the parent holding company of the Liberty Global Group.

What are the conditions to completing the Redomiciliation?

The Scheme is conditional on the satisfaction (or if not satisfied, to the extent permitted by applicable law, waiver) of the Conditions, each of which needs to be satisfied (or, to the extent permitted by applicable law, waived) in order for the Scheme to be implemented, and to the further terms set forth in “Part II (Conditions to and Further Terms of the Scheme)” beginning on page 73 of this Document.

These Conditions include, among other things: (a) the Scheme being approved by a majority in number who represent 75 percent or more in value of each class of Liberty Shares held by Scheme Shareholders present and voting, either in person or by proxy, at the applicable Court Meeting, (b) the Scheme Resolutions being passed by the requisite majority of the Voting Shares at the General Meeting, (c) the approval of the Court and (d) receipt of any required regulatory and foreign investment approvals, including any such approvals as are customary and necessary in the context of a transaction similar to that contemplated under the Scheme, given the nature of Liberty Global’s business. For more details, see “Part II (Conditions to and Further Terms of the Scheme)” beginning on page 73 of this Document.

Approval of each of the Scheme Resolutions is a condition to the implementation of the Scheme. Accordingly, a vote against any of the Scheme Resolutions will be a vote against the Scheme.

What are the major actions that will be performed to effect the Redomiciliation?

A timetable of the principal events that will be performed to give effect to the Redomiciliation is set forth in “Expected Timetable of Principal Events” beginning on page 36 of this Document.

In addition, the following diagram depicts our organizational structure before and immediately after the Scheme.

What shares will I hold after the Scheme comes into effect?

On the Effective Date, you will be issued one New Liberty Share of the equivalent class in exchange for each Liberty Share held by you at the Scheme Record Time. New Liberty’s shareholder register will be updated to reflect your shareholding at the Effective Date.

For more information on the issuance and settlement of the New Liberty Shares, see “Part I (Explanatory Statement) — 12. Settlement” beginning on page 68 of this Document.

Do I have to pay anything to receive shares of New Liberty in the Redomiciliation?

No. All New Liberty Shares to be issued in the Scheme are being issued to Shareholders in exchange for their existing Liberty Shares. No additional payment is required by Shareholders to effect the Scheme.

Will the Redomiciliation dilute my economic or voting interest?

No. Unless you are resident within a Restricted Jurisdiction, your relative economic and voting interest in New Liberty will remain the same as your relative economic and voting interest in Liberty Global immediately before the Effective Date.

Will the Redomiciliation affect current or future operations of the Liberty Global Group?

The Redomiciliation will have no material impact on the day-to-day conduct of the business of the various operating companies within the Liberty Global Group. The Redomiciliation will not in and of itself result in any job losses or relocation out of the United Kingdom or any other country of existing personnel who comprise the workforce of our various operating companies. The location of our future operations will depend on the needs of our business, independent of legal domicile, as per our practice prior to the Redomiciliation.

What effect will the Scheme have on the Liberty Equity Incentive Plans?

The Scheme will affect participants of the Liberty Equity Incentive Plans. Other than with respect to the Virgin Media Sharesave Plan, New Liberty will adopt and assume each of the Liberty Equity Incentive Plans or make other arrangements for any outstanding awards under the Liberty Equity Incentive Plans to be exercisable for or settled in New Liberty Shares. To the extent required, the Liberty Equity Incentive Plans will be amended, effective at the Scheme Record Time, to provide that all outstanding awards relating to Liberty Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of New Liberty Shares. All such awards will otherwise generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the Scheme Record Time.

Outstanding options granted under the Virgin Media Sharesave Plan will become exercisable conditional on Court sanction of the Scheme. Holders of options under the Virgin Media Sharesave Plan will therefore have an opportunity to acquire Class C Ordinary Shares by exercising these options for a period of six months following Court sanction of the Scheme. Any Class C Ordinary Shares acquired pursuant to the exercise of such options will be acquired by New Liberty pursuant to the terms of the Articles Amendment Resolution. Notwithstanding the right to exercise, holders of options under the Virgin Media Sharesave Plan will be given the opportunity to exchange their options for equivalent options relating to New Liberty Shares or will be given the right to receive other equitable renumeration in lieu thereof as determined by Liberty Global.

Liberty Global will inform participants in the Liberty Equity Incentive Plans in due course of the effect on their participation in more detail. No further awards will be granted under the Liberty Equity Incentive Plans in respect of Liberty Shares after the Scheme Record Time.

When do you expect to complete the Scheme and the Redomiciliation?

Each of the Meetings will be held on [●], 2023 (unless adjourned or postponed). If the Scheme is approved by the requisite vote of Shareholders at the Meetings and subject to the satisfaction (or if not satisfied, to the extent permitted by applicable law, waiver) of the Conditions, we expect to make a subsequent application to the Court for it to approve the Scheme and confirm the Liberty Global Reduction of Capital. The Court Hearing is expected to occur on [●], 2023. Assuming the Scheme is approved and the Liberty Global Reduction of Capital is confirmed by the Court at the Court Hearing, we currently anticipate that the Scheme will become effective and Redomiciliation is expected to be implemented on [●], 2023. In that case, the last day of trading in Liberty Shares is expected to be [●], 2023 (except in the case of shares held through the Corporate Sponsored Nominee Service), and the last time for registration of transfers of Liberty Shares is expected to be [●] p.m. New York City time ([●] p.m. London time) on [●], 2023. It is expected that the admission of the New Liberty Shares to listing and trading on Nasdaq will become effective on [●], 2023.

However, the Redomiciliation may be delayed or abandoned by the Board at any time prior to the Effective Date without obtaining the approval of Shareholders, even though the Scheme and the Liberty Global Reduction of Capital may have been approved by Shareholders at the Meetings and approved and confirmed, respectively, by the Court at the Court Hearing, and even though all other conditions to the consummation of the Redomiciliation may have been satisfied. See “Expected Timetable of Principal Events” beginning on page 36 of this Document.

Can I trade my Liberty Shares between the date of this Document and the Effective Date?

The Liberty Shares will continue to trade on Nasdaq through the close of trading on the trading day prior to the Effective Date.

After the Redomiciliation, where will the New Liberty Shares be listed?

It is a condition to the implementation of the Scheme that the New Liberty Shares will be authorized for listing on Nasdaq. We will submit an application to Nasdaq and, on the Effective Date, the New Liberty Shares will be listed on Nasdaq, with the New Liberty Class A Common Shares, the New Liberty Class B Common Shares and the New Liberty Class C Common Shares trading under the symbols “LBTYA”, “LBTYB” and “LBTYK”, respectively, the same symbols under which the Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, are currently trading. We have no current plans to list the New Liberty Shares on any other securities exchange.

After the Redomiciliation, will either of Liberty Global or New Liberty continue to file periodic reports with the SEC?

The Liberty Shares are currently registered pursuant to Section 12(b) of U.S. Exchange Act and listed on Nasdaq. In connection with the Redomiciliation, Liberty Global will request that Nasdaq file a Form 25 with the SEC to remove the Liberty Shares from listing on Nasdaq. After such Form 25 becomes effective, Liberty Global will file a Form 15 with the SEC to terminate the registration of the Liberty Shares and to suspend its related reporting obligations under Sections 13 and 15(d) of the U.S. Exchange Act.

Concurrently, pursuant to Rule 12g-3(a) promulgated under the U.S. Exchange Act, the New Liberty Shares will be deemed registered under Section 12(b) of the U.S. Exchange Act and New Liberty will be deemed to be the successor issuer to Liberty Global.

Immediately following the Redomiciliation, New Liberty will continue to prepare financial statements in accordance with U.S. generally accepted accounting principles and report in U.S. dollars, and will continue to file periodic and current reports with the SEC under the U.S. Exchange Act, including reports on Forms 10-K, 10-Q and 8-K, as Liberty Global currently does.

Do I need to take further action?

It is important that, for the Court Meetings in particular, as many votes as possible are cast by Shareholders so that the Court can be satisfied that there is a fair and reasonable representation of your views.

Your vote is important, regardless of the number and class of Liberty Shares you own. To make sure your Liberty Shares are represented at the applicable Meetings, please submit your proxy or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Meetings. You may submit your proxy either over the internet or by signing, dating and returning the applicable enclosed Proxy Card(s) in the envelope provided. If you have any questions or need assistance voting your shares, please contact Innisfree, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833. Details of the deadlines for when your votes must be submitted are described in “Action to be Taken” beginning on page 31 of this Document.

For more details, see the letter from Bryan Hall, Executive Vice President, General Counsel and Secretary at the front of this Document and “Action to be Taken” beginning on page 31 of this Document.

After the Redomiciliation, what will happen to the Corporate Sponsored Nominee Service?

Following the completion of the Redomiciliation, the account managed by Computershare U.K. holding Liberty Shares for certain Liberty Shareholders will cease to exist. The Corporate Sponsored Nominee Service through which these shares are held will close on the Effective Date (provided that the last day of trading in shares held through the Corporate Sponsored Nominee Service and/or transferring such shares by means of DTC is expected to be the Wednesday one week prior to the Effective Date) and a closing statement will be issued to holders of Liberty Shares who hold shares beneficially through this facility. Former beneficial holders of Liberty Shares held through the Corporate Sponsored Nominee Service will be transferred one New Liberty Share of the equivalent class for each Liberty Share beneficially held by them through the Corporate Sponsored Nominee Service at the Scheme Record Time. The shareholder register of New Liberty, which will be administered by Computershare Inc., will be updated to reflect the shareholding of those holders following the Effective Date, and a direct registration statement will be sent to those holders.

The Meetings

Why are there three Court Meetings, a General Meeting and a Shareholders Meeting?

Each of the Meetings is being held for different purposes and will be held on [●], 2023 (unless adjourned or postponed) at the same venue, one directly after the other.

Liberty Global’s share capital is divided into three classes, the Class A Ordinary Shares, the Class B Ordinary Shares and the Class C Ordinary Shares. Under English law, there are certain circumstances (including when considering a scheme of arrangement) where it is necessary to hold separate meetings of the specific groups (“classes”) of shareholders to allow the shareholders with common interests which can be distinguished from the interests of other groups of shareholders to consider and vote on matters relevant to the interests of their class.

In considering the composition of the classes constituting the Scheme, Liberty Global has determined that in order to provide each Shareholder with the ability to consider the Proposal and to ensure that the interests of each class are properly represented, it is appropriate to hold three meetings, one of each class of Liberty Shares. The Court has convened the Court Meetings on the terms set out in this Document. The sole purpose of the Court Meetings is to seek approval of the Scheme from the Liberty Global Shareholders in separate class votes. In order for the Scheme to be approved at the Class A Court Meeting, the Class B Court Meeting and the Class C Court Meeting, a majority in number who represent 75 percent or more in value of the Class A Ordinary Shares, the Class B Ordinary Shares and the Class C Ordinary Shares, respectively, held by Shareholders present and voting at such meeting, either in person or by proxy, will need to vote in favor of the Scheme (assuming that a quorum is present). Because the voting requirement is determined by the number of Shareholders who are present and voting at each Court Meeting (in person or by proxy), the Scheme could be approved with the affirmative vote of less than 50 percent of the outstanding Liberty Shares of any class.

The General Meeting, which will be held as soon as the Class C Court Meeting has concluded or been adjourned, is being held to enable Voting Shareholders to approve ancillary corporate actions required to properly implement the Scheme, namely each of the General Meeting Resolutions, which are set forth in “Part I (Explanatory Statement) — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — General Meeting” beginning on page 56 of this Document.

The Shareholders Meeting, which will be held as soon as the General Meeting has concluded or been adjourned, is being held due to applicable rules and regulations of the SEC which require us to ask our Shareholders to vote, on a non-binding, advisory basis, on the Advisory Resolutions, which are set forth in “Part I (Explanatory Statement) — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — Shareholders Meeting” beginning on page 59 of this Document.

If you are a Shareholder at the Scheme Voting Record Time, you are entitled and encouraged to vote (either in person or by proxy) at each applicable Meeting. See “Action to be Taken” beginning on page 31 of this Document.

Who is entitled to notice of, and to vote at, the Meetings?

Only holders of record of Liberty Shares as of [●] p.m. New York City time ([●] p.m. London time) on [●], 2023, the record date for the Meetings, are entitled to notice of the applicable Meetings or any adjournment thereof. [●] p.m. New York City time ([●] p.m. London time) on [●], 2023 will also serve as the record date for determining those holders of Liberty Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those shares at the Meetings.

The record date for determining those Liberty Global Shareholders who are entitled to vote their Liberty Shares at the Meetings will be [●] p.m. New York City time ([●] p.m. London time) on [●], 2023 or, if any Meeting is adjourned, on the date that is 10 days prior to the date fixed for the adjourned Meeting.

As of [●], 2023, the last practicable date prior to the mailing of this Document, there were [●] Class A Ordinary Shares, [●] Class B Ordinary Shares and [●] Class C Ordinary Shares outstanding and entitled to vote. Each Class A Ordinary Share is entitled to one vote on each matter properly brought before the Class A Court Meeting, one vote on each matter properly brought before the General Meeting and one vote on each matter properly brought before the Shareholders Meeting, each Class B Ordinary Share is entitled to one vote on each matter properly brought before the Class B Court Meeting, 10 votes on each matter properly brought before the General Meeting and one vote on each matter properly brought before the Shareholders Meeting, and each Class C Ordinary Share is entitled to one vote on each matter properly brought before the Class C Court Meeting and one vote on each matter properly brought before the Shareholders Meeting.

Are holders of our non-voting Class C Ordinary Shares entitled to vote?

Holders of Class C Ordinary Shares will be entitled to vote on the Scheme at the Class C Court Meeting and the Shareholders Meeting Resolutions at the Shareholders Meeting but will not be entitled to vote on any of the General Meeting Resolutions proposed at the General Meeting.

What is the quorum requirement for each Meeting?

A quorum of the applicable Shareholders is necessary to validly hold each Meeting. A quorum will be present at each Court Meeting if two or more Shareholders holding Class A Ordinary Shares, Class B Ordinary Shares or Class C Ordinary shares, as applicable, entitled to vote are represented, either in person or by proxy. A quorum will be present at the General Meeting if Voting Shareholders holding a majority of the voting power of the outstanding Voting Shares are represented, either in person or by proxy. A quorum will be present at the Shareholders Meeting if two or more Shareholders holding Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, entitled to vote are represented, either in person or by proxy.

What are the voting requirements at the Meetings?

The Scheme cannot be completed without:

•	the approval of the Scheme by a majority in number who represent 75 percent or more in value of:

o	the Class A Ordinary Shares held by Scheme Shareholders present and voting, either in person or by proxy, at the Class A Court Meeting;

o	the Class B Ordinary Shares held by Scheme Shareholders present and voting, either in person or by proxy, at the Class B Court Meeting;

o	the Class C Ordinary Shares held by Scheme Shareholders present and voting, either in person or by proxy, at the Class C Court Meeting;

•	the Scheme Resolutions being passed by 75 percent of the votes cast by Voting Shareholders, voting as a single class, either in person or by proxy, at the General Meeting; and

•	the approval of the Court.

Because the voting requirement to approve the Scheme is determined by the number of Shareholders who are present and voting at the Court Meetings, in person or by proxy, the Scheme could be approved with the affirmative vote of less than 50 percent of the outstanding Liberty Shares of any class.

Each of the Advisory Resolutions to be considered at the Shareholders Meeting will be considered approved by the affirmative vote of a majority of the votes cast by the holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, each voting as a separate class, in person or by proxy. However, the Advisory Resolutions are non-binding and, therefore, approval of each Advisory Resolution is not a condition to the implementation of the Scheme. Accordingly, a vote against either of the Advisory Resolutions will not count as a vote against the Scheme. If the Advisory Resolutions are not approved by the requisite majorities of each class, the specific bye-laws of New Liberty which are the subject of the Advisory Resolutions will nevertheless be included in the New Liberty Bye-laws if the Scheme is approved at the applicable Court Meetings and the Scheme Resolutions are approved at the General Meeting.

Each of the Adjournment Resolutions requires approval by a majority of the votes cast at the applicable Meeting in person or by proxy.

Do any of the directors or executive officers of Liberty Global have interests in the Scheme that may be different from, or in addition to, those of other Liberty Global Shareholders?

The effect of the Scheme on the interests of the directors and executive officers in their capacity as holders of Liberty Shares will not differ from the effect of the Scheme on the interests of other holders of Liberty Shares. The directors and the executive officers of Liberty Global have certain interests in the Redomiciliation that are in addition to their interests as Shareholders. For more information on these interests, see “Part V (Additional Information) — Information on the Liberty Global and New Liberty Directors — Interests of Certain Persons in Matters to Be Acted Upon” on page 121 of this Document.

Do members of the Board intend to vote at the Meetings?

As of March 1, 2023, Liberty Global’s directors and executive officers beneficially owned in the aggregate approximately 4.19 percent of the Class A Ordinary Shares, 90.18 percent of the Class B Ordinary Shares, 8.57 percent of the Class C Ordinary Shares, and approximately 41.13 percent of the aggregate voting power of the outstanding Liberty Shares. All members of the Board and all of Liberty Global’s executive officers have indicated to the Company that they currently intend to vote all of their Liberty Shares “FOR” each of the Court Meetings Resolutions at the applicable Court Meeting, “FOR” each of the General Meeting Resolutions at the General Meeting and “FOR” each of the Shareholders Meeting Resolutions at the Shareholders Meeting.

Can I vote my Liberty Shares in person at the Meetings?

All Liberty Global Shareholders are invited to attend the Meetings at which they are entitled to vote.

If you are a shareholder of record, you have the right to attend, speak and vote in person at the Meetings at which you are entitled to vote. Any corporation which is a shareholder of record may by resolution of its board of directors authorize one or more persons to act as its representative(s) at the Meetings and the person(s) so authorized shall (on production of a certified copy of such resolution at the applicable Meeting) be entitled to exercise these same powers on behalf of the corporation as that corporation could exercise if it were an individual Shareholder of Liberty Global.

Notwithstanding the foregoing, we recommend that you vote by proxy in advance of the Meetings even if you plan to attend the Meetings (note that you may change your vote at the applicable Meeting).

Will there be separate Proxy Cards for each Meeting?

Yes. There will be separate Proxy Cards for the General Meeting, the Shareholders Meeting and each Court Meeting. If you wish to vote by proxy, you should complete each applicable Proxy Card (or vote through the internet using the information on such Proxy Card) for each Meeting at which you are entitled to vote.

If I am a Liberty Global Shareholder, how do I vote?

For details on how to vote, see “Action to be Taken” beginning on page 31 of this Document.

If I hold my Liberty Shares in “street name” through a bank, broker or other nominee, how do I vote?

For details on how to vote, see “Action to be Taken” beginning on page 31 of this Document.

If I am a participant in the 401(k) Plan, how do I vote?

For details on how to vote, see “Action to be Taken” beginning on page 31 of this Document.

If I give a proxy, how are my Liberty Shares voted?

Regardless of the method you choose to appoint your proxy, the individuals named on the enclosed Proxy Card(s) (i.e., your proxies), will vote your Liberty Shares in the way that you indicate if you validly appoint a proxy and properly specify how you want your Liberty Shares voted. When completing the internet process or the Proxy Card(s), you may specify whether your Liberty Shares should be voted for or against or to abstain from voting on all, some or none of the proposals to come before the Meetings.

What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in “street name”?

If your Liberty Shares are registered directly in your name on the Company’s register of members maintained by the Transfer Agent, you are considered, with respect to those Liberty Shares, the shareholder of record (and, for purposes of this Document, a Liberty Global Shareholder and, for purposes of the Scheme, a Scheme Shareholder), and this Document, including the applicable Proxy Card(s), have been sent directly to you by us. If your Liberty Shares are held in the name of a broker, bank or other nominee, you are a beneficial owner of the Liberty Shares held in “street name” and this Document is being made available or forwarded to you by your broker, bank or other nominee, who is treated as the shareholder of record (and, for purposes of this Document, a Liberty Global Shareholder and, for purposes of the Scheme, a Scheme Shareholder). As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Liberty

Shares. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your Liberty Shares are voted in the way you would like at the meeting. Your bank, broker or other nominee will send you specific instructions in this regard to vote your Liberty Shares.

What happens if I do not give specific voting instructions?

If you are a registered Shareholder and you validly appoint a proxy for the applicable Court Meeting but do not specify how you want to vote your Liberty Shares at the applicable Court Meeting, your proxy will be invalid and your Liberty Shares will not be voted.

If you are a registered Shareholder and you validly appoint a proxy for the General Meeting but do not specify how you want to vote your Voting Shares at the General Meeting, the proxy holders will vote such unspecified Voting Shares “FOR” each of the General Meeting Resolutions.

If you are a registered Shareholder and you validly appoint a proxy for the Shareholders Meeting but do not specify how you want to vote your Liberty Shares at the Shareholders Meeting, the proxy holders will vote such unspecified Liberty Shares “FOR” each of the Shareholders Meeting Resolutions.

In addition, with respect to the General Meeting, if any other matters (other than the General Meeting Resolutions described herein and related procedural matters) properly come before the General Meeting, the proxy holders will have the authority to vote your Voting Shares on those matters in their discretion. The Board currently does not know of any matters to be raised at the General Meeting other than the General Meeting Resolutions described herein and related procedural matters.

If you are a beneficial owner, your broker, bank or other nominee will be permitted to vote your shares held in “street name” on any proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks and other nominees have the discretion to vote your shares only on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our Shareholders described in this Document (other than the Adjournment Resolutions) are non-routine matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. Therefore, it is important that you instruct your broker, bank or other nominee on how you wish to vote your shares.

What are “broker non-votes” and how are they treated?

If a broker, bank or other nominee who is a registered Shareholder indicates on a form of proxy that it does not have discretionary authority to vote those shares on any proposal, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld with respect to any proposal, those shares are considered “broker non-votes” with respect to such proposal and will not be voted, but will be counted for purposes of determining whether a quorum is present (a) at the General Meeting and the Shareholders Meeting, and (b) provided the proxy appointment is valid in respect of the Court Meetings Adjournment Resolutions, at the applicable Court Meeting. However, such broker non-votes will not be counted for purposes of determining whether there is a quorum at the Court Meetings for purposes of voting on the Scheme.

How are abstentions treated?

An abstention on any General Meeting Resolution or any Shareholders Meeting Resolution has the effect of a vote not being cast with respect to the applicable Voting Shares or Liberty Shares in relation to that proposal. Although considered present for purposes of the applicable quorum requirement at the General Meeting or the Shareholders Meeting, such Voting Shares or Liberty Shares, as applicable, will not be considered when determining whether the proposal has received the required approval.

Can I change my vote and/or revoke my proxy?

Yes. For details on how to change your vote and/or revoke your proxy, see “Action to be Taken” beginning on page 31 of this Document.

Where can I find the voting results of the Meetings?

We will announce the preliminary voting results at each Meeting. We will post the final results of voting at each Meeting on our website promptly after the Meetings. We will also report the final results in a current report on Form 8-K that we will file with the SEC. All reports Liberty Global files with the SEC are publicly available when filed; for more information, see “Part V (Additional Information) — Where You Can Find More Information” beginning on page 123 of this Document.

Who should I contact with questions?

If you have read this Document and still have questions, contact the Shareholder Helpline. You may call the Liberty Global Investor Relations Department at +1(303) 220-6600 or contact Innisfree, who is acting as proxy solicitation agent for the Meetings, at +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

Tax Matters

Will I have to pay any tax as a result of the Scheme?

Holders of Liberty Shares should not generally recognize any gain or loss for U.K. income tax and corporation tax purposes solely as a result of the Redomiciliation.

Under current Bermuda law, there are no adverse Bermuda tax consequences for New Liberty or its shareholders of the Redomiciliation or in respect of the New Liberty Shares. New Liberty has obtained an assurance from the Minister of Finance of Bermuda under the EUTPA that, in the event that any legislation is enacted in Bermuda imposing any tax computed on profits or income, or computed on any capital asset, gain or appreciation or any tax in the nature of estate duty or inheritance tax, such tax shall not, until March 31, 2035, be applicable to New Liberty or to any of its operations or shares, debentures or other obligations except insofar as such tax applies to persons ordinarily resident in Bermuda or is payable by New Liberty in respect of real property owned or leased by it in Bermuda.

U.S. Holders and non-U.S. Holders should not recognize any gain or loss for U.S. federal income tax purposes solely as a result of the exchange of Liberty Shares for New Liberty Shares in the Redomiciliation.

Details of the U.K., Bermuda and U.S. federal income tax treatment of Shareholders arising under the Scheme are set forth in “Part IV (Taxation)” beginning on page 83 of this Document. This summary is intended only as a general guide. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized above may not apply to all holders of Liberty Shares and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Liberty Shares in light of your particular situation.

ACTION TO BE TAKEN

For the reasons set forth in Part I (Explanatory Statement) — 1. Background to and Reasons for the Redomiciliation” beginning on page 44 of this Document, the Board unanimously recommends that you vote “FOR” each of the Court Meetings Resolutions at the applicable Court Meeting, “FOR” each of the General Meeting Resolutions at the General Meeting and “FOR” each of the Shareholders Meeting Resolutions at the Shareholders Meeting.

Voting at the Meetings

The Scheme requires approval of Shareholders at the applicable Court Meeting, convened with the permission of the Court, to be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 on [●], 2023, with the Class A Court Meeting starting at [●] a.m. New York City time ([●] p.m. London time), the Class B Court Meeting at [●] a.m. New York City time ([●] p.m. London time) (or as soon thereafter as the Class A Court Meeting has concluded or been adjourned) and the Class C Court Meeting at [●] a.m. New York City time ([●] p.m. London time) (or as soon thereafter as the Class B Court Meeting has concluded or been adjourned). The Scheme also requires approval at the General Meeting by the Voting Shareholders of the Scheme Resolutions relating to the Scheme. The General Meeting will be held at the same place and on the same date as the Court Meetings at [●] a.m. New York City time ([●] p.m. London time) (or as soon thereafter as the Class C Court Meeting has concluded or been adjourned) unless adjourned or postponed. Due to applicable rules and regulations of the SEC, we are asking our Shareholders to vote, on a non-binding, advisory basis, on the Advisory Resolutions at the Shareholders Meeting. The Shareholders Meeting will be held at the same place and on the same date as the Court Meetings and the General Meeting at [●] a.m. New York City time ([●] p.m. London time) (or as soon thereafter as the General Meeting has concluded or been adjourned) unless adjourned or postponed. Notices of the Meetings are set forth in “Part VI (Notice of Class A Court Meeting)”, “Part VII (Notice of Class B Court Meeting)”, “Part VIII (Notice of Class C Court Meeting)”, “Part IX (Notice of General Meeting)” and “Part X (Notice of Shareholders Meeting)” of this Document, respectively.

In order for the Scheme to be approved at the Class A Court Meeting, the Class B Court Meeting and the Class C Court Meeting, a majority in number who represent 75 percent or more in value of the Class A Ordinary Shares, the Class B Ordinary Shares and the Class C Ordinary Shares, respectively, held by Shareholders present and voting at such meeting, either in person or by proxy, will need to vote in favor of the Scheme (assuming that a quorum is present). Because the voting requirement is determined by the number of Shareholders who are present and voting at each Court Meeting (in person or by proxy), the Scheme could be approved with the affirmative vote of less than 50 percent of the outstanding Liberty Shares of any class.

Each of the Scheme Resolutions to be considered at the General Meeting is a special resolution which requires approval by at least 75 percent of the votes cast by Voting Shareholders, voting as a single class, in person or by proxy.

Each of the Advisory Resolutions to be considered at the Shareholders Meeting will be considered approved by the affirmative vote of a majority of the votes cast by the holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, each voting as a separate class, in person or by proxy. The Advisory Resolutions are non-binding and, therefore, approval of each Advisory Resolution is not a condition to the implementation of the Scheme. Accordingly, a vote against either of the Advisory Resolutions will not count as a vote against the Scheme. If the Advisory Resolutions are not approved by the requisite majorities of each class, the specific bye-laws of New Liberty which are the subject of the Advisory Resolutions will nevertheless be included in the New Liberty Bye-laws if the Scheme is approved at the applicable Court Meetings and the Scheme Resolutions are approved at the General Meeting.

Each of the Adjournment Resolutions requires approval by a majority of the votes cast at the applicable Meeting in person or by proxy.

Shareholders

If your Liberty Shares are registered directly in your name on the Company’s register of members maintained by the Transfer Agent, you are considered, with respect to those Liberty Shares, the shareholder of record (and, for purposes of this Document, a Liberty Global Shareholder and, for purposes of the Scheme, a Scheme Shareholder), and this Document, including the applicable Proxy Card(s), have been sent directly to you by us.

If you are a shareholder of record, then, after carefully reading and considering the information contained in this Document, you should complete, sign, date and return the applicable enclosed Proxy Card(s) by mail, or vote through the internet, in each case, as soon as possible so that your Liberty Shares are represented and voted at the Meetings. Instructions for voting through the internet are printed on the Proxy Card(s). In order to vote through the internet, have your Proxy Card(s) available so you can input the required information from the Proxy Card(s), and log onto the internet website address shown on the Proxy Card(s). When you log onto the internet website address, you will receive instructions on how to submit your proxy to vote your Liberty Shares. The internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each Shareholder separately. Voting through the internet will be voting by proxy.

Please note that you need to return separate Proxy Cards for the applicable Court Meeting, the General Meeting and the Shareholders Meeting.

If you do not appoint a proxy and you do not attend the Meetings at which you are entitled to vote, your Liberty Shares will not be counted towards quorum and will not be considered when determining whether the Scheme, any General Meeting Resolution or any Shareholders Meeting Resolution has received the required Shareholder approval.

All Liberty Global Shareholders are invited to attend the Meetings at which they are entitled to vote. If you are a shareholder of record, you have the right to attend, speak and vote in person at the Meetings at which you are entitled to vote. Any corporation which is a shareholder of record may by resolution of its board of directors authorize one or more persons to act as its representative(s) at the Meetings and the person(s) so authorized shall (on production of a certified copy of such resolution at the applicable Meeting) be entitled to exercise these same powers on behalf of the corporation as that corporation could exercise if it were an individual Shareholder of Liberty Global.

Notwithstanding the foregoing, we recommend that you vote by proxy in advance of the Meetings even if you plan to attend the Meetings (note that you may change your vote at the applicable Meeting).

It is important that as many votes as possible are cast by Shareholders so that the Court can be satisfied that there is a fair and reasonable representation of your views. Your vote is important, regardless of the number and class of Liberty Shares you own. To make sure your Liberty Shares are represented at the Meetings, please submit your proxy as soon as possible, whether or not you plan to attend the Meetings. You may submit your proxy either over the internet or by signing, dating and returning the applicable enclosed Proxy Card(s) in the envelope provided. If you have any questions or need assistance voting your shares, please contact Innisfree, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

Holders of Class C Ordinary Shares (which are non-voting for most matters) will be entitled to vote on the proposals at the Court Meeting for holders of Class C Ordinary Shares and, on a non-binding, advisory basis, at the Shareholders Meeting. We urge all holders of Class C Ordinary Shares to review these materials and take the opportunity to vote.

To be valid, the submission of a proxy via the internet must be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023.

Shareholders who wish to appoint a proxy by using paper Proxy Card(s) may do so by completing and signing the applicable Proxy Card(s) and returning them in accordance with the instructions printed on them, so as to be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023.

In the event that any Meeting is adjourned, the applicable Proxy Card(s) must be received on the date that is one day before the date set for such adjourned Meeting.

If the Proxy Cards (labelled “Class A Court Meeting”, “Class B Court Meeting”, “Class C Court Meeting”, “General Meeting” or “Shareholders Meeting”) for the applicable Meeting are not returned by the specified time, they will be invalid.

Beneficial Owners of Shares

If your Liberty Shares are held in the name of a broker, bank or other nominee, you are a beneficial owner of the Liberty Shares held in “street name” and this Document is being made available or forwarded to you by your broker, bank, or other nominee, who is treated as the shareholder of record (and, for purposes of this Document, a Liberty Global Shareholder and, for purposes of the Scheme, a Scheme Shareholder). As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Liberty Shares. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your Liberty Shares are voted in the way you would like at the meeting. Your bank, broker or other nominee will send you specific instructions in this regard to vote your Liberty Shares.

If you are a beneficial owner, you may also attend the Meetings. You may not, however, vote your Liberty Shares held in “street name” unless you obtain a “proxy” from your broker, bank or other nominee that holds the Liberty Shares, which gives you the right to vote the shares at the applicable Meeting.

If you hold Class A Ordinary Shares or Class C Ordinary Shares through your account in the 401(k) Plan, the trustee for such plan is required to vote your Class A Ordinary Shares or Class C Ordinary Shares as you specify or, if you do not specify how to vote your Class A Ordinary Shares or Class C Ordinary Shares, the trustee is required to vote your Class A Ordinary Shares or Class C Ordinary Shares in the same proportion on each resolution as it votes all Class A Ordinary Shares or Class C Ordinary Shares, respectively, in the 401(k) Plan as to which voting instructions were properly provided. To allow sufficient time for the trustee to vote your Class A Ordinary Shares or Class C Ordinary Shares, your voting instructions must be received by 8:00 a.m. New York City time (1:00 p.m. London time) on [●], 2023. To vote your Class A Ordinary Shares or Class C Ordinary Shares, please follow the instructions provided by the trustee for the 401(k) Plan.

Holders through the Corporate Sponsored Nominee Service

If your Liberty Shares are held through the Corporate Sponsored Nominee Service, you may direct Computershare U.K., as provider of the Corporate Sponsored Nominee Service, on how to vote your underlying shares via the internet by visiting www.investorcentre.co.uk/eproxy. You will be asked to enter the control number, your Shareholder reference number and your PIN number, which are detailed on the form of direction you will receive from Computershare U.K. Alternatively, you can return your instruction to Computershare U.K. by post to the address provided on the form of direction.

To be valid, all forms of direction must be received by Computershare U.K. by 4:00 a.m. New York City time (9:00 a.m. London time) on [●], 2023. Computershare U.K., as your proxy, will then make arrangements to vote your underlying Liberty Shares according to your instructions.

Solicitation of Proxies and Voting Instructions

We have retained Innisfree to assist in the solicitation of proxies for a fee of $25,000 (plus expenses). In addition to solicitations by mail, proxies also may be solicited personally, or by telephone or electronic means by our directors, officers and other employees of Liberty Global, without additional compensation, as well as by employees of Innisfree. Liberty Global will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials and other Shareholder materials to the beneficial owners of Liberty Shares where those owners request such materials.

Liberty Global will pay the cost of soliciting proxies.

Changing or Revoking Your Proxy Instructions

You may revoke (i.e., terminate) your proxy at any time prior to its use by delivering a signed notice of revocation or a later dated signed Proxy Card(s). Attendance at any of the Meetings will not in itself constitute the revocation of a proxy. Any written notice of revocation or subsequent proxy should be sent or hand delivered so as to be received at Liberty Global plc, Attention: Secretary, 161 Hammersmith Road, London W6 8BS, United Kingdom, at or before the start of the applicable Meeting. Any revocation of votes submitted via the internet must be submitted by the same method as the corresponding votes, not later than 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023. If your Liberty Shares are held in the name of a bank, broker or other nominee within the facilities of DTC, you should contact them to change your vote.

If you hold your Liberty Shares in “street name” beneficially through a broker, bank or other nominee and want to change your vote, follow the voting instruction form provided by your broker, bank or other nominee. If you have any questions about voting or attending the Meetings, contact the Shareholder Helpline. You may call the Liberty Global Investor Relations Department at +1(303) 220-6600 or contact Innisfree, who is acting as proxy solicitation agent for the Meetings, at +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

If your Liberty Shares are held through the Corporate Sponsored Nominee Service provided by Computershare U.K. and you would like to change your vote or you have any question about voting or attending the Meetings, you should contact Computershare U.K., The Pavilions, Bridgwater Road, Bristol BS13 8AE, telephone number +44 (0) 370 707 1353.

All Liberty Shares that have been properly voted and not revoked will be counted at the applicable Meeting.

Incomplete Instructions and Abstention

If you are a registered Shareholder and you validly appoint a proxy for the applicable Court Meeting but do not specify how you want to vote your Liberty Shares at the Court Meeting, your proxy will be invalid and your Liberty Shares will not be voted at the applicable Meeting.

If you are a registered Shareholder and you validly appoint a proxy for the General Meeting but do not specify how you want to vote your Voting Shares at the General Meeting, the proxy holders will vote such unspecified Voting Shares “FOR” each of the General Meeting Resolutions.

If you are a registered Shareholder and you validly appoint a proxy for the Shareholders Meeting but do not specify how you want to vote your Liberty Shares at the Shareholders Meeting, the proxy holders will vote such unspecified Liberty Shares “FOR” each of the Shareholders Meeting Resolutions.

In addition, with respect to the General Meeting, if any other matters (other than the General Meeting Resolutions described herein and related procedural matters) properly come before the General Meeting, the proxy holders will have the authority to vote your Voting Shares on those matters in their discretion. The Board currently does not know of any matters to be raised at the General Meeting other than the General Meeting Resolutions described herein and related procedural matters.

You may abstain from voting on any General Meeting Resolution or Shareholders Meeting Resolution by choosing “ABSTAIN” when voting through the internet or by returning the applicable Proxy Card or by following instructions from your broker, bank or other nominee. An abstention on any General Meeting Resolution or Shareholders Meeting Resolution has the effect of a vote not being cast with respect to the applicable Voting Shares in relation to that proposal. Although considered present for purposes of the applicable quorum requirement at the General Meeting or the Shareholders Meeting, such Voting Shares or Liberty Shares, as applicable, will not be considered when determining whether the proposal has received the required approval.

If you are a beneficial owner, your broker, bank or other nominee will be permitted to vote your shares held in “street name” on any proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks and other nominees have the discretion to vote your shares only on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our Shareholders described in this Document (other than the Adjournment Resolutions) are non-routine matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. Therefore, it is important that you instruct your broker, bank or other nominee on how you wish to vote your shares.

EXPECTED TIMETABLE OF PRINCIPAL EVENTS

All dates and times are based on current expectations of Liberty Global and are subject to change. If any of these dates and/or times change, Shareholders will be notified of the revised dates and/or times by an announcement that will be made available at Liberty Global’s website at www.libertyglobal.com.

To be valid, the submission of a proxy via the internet must be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023.

Shareholders who wish to appoint a proxy by using paper Proxy Card(s) may do so by completing and signing the applicable Proxy Card(s) and returning them in accordance with the instructions printed on them, so as to be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023.

If you have any questions or need assistance voting your shares, please contact Innisfree, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

In the event that either Meeting is adjourned, the applicable Proxy Card must be received on the date that is one day before the date set for such adjourned Meeting.

Event	Expected Date/Time

Record date for determining those holders of record of Liberty Shares who are entitled to notice of the applicable Meetings and those holders of Liberty Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those shares	[●] p.m. New York City time ([●] p.m. London time) on [●], 2023

Mailing of this Document	[●], 2023

Scheme Voting Record Time	[●] p.m. New York City time ([●] p.m. London time) on [●], 2023(1)

Latest time for Proxy Cards for each of the Court Meetings and the General Meeting to be received	12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023(2)

Latest time for the submission of a proxy via the internet for each of the Court Meetings and the General Meeting	12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023

Class A Court Meeting	[●] a.m. New York City time ([●] p.m. London time) on [●], 2023

Class B Court Meeting	[●] a.m. New York City time ([●] p.m. London time) on [●], 2023(3)

Class C Court Meeting	[●] a.m. New York City time ([●] p.m. London time) on [●], 2023(4)

General Meeting	[●] a.m. New York City time ([●] p.m. London time) on [●], 2023(5)

Shareholders Meeting	[●] a.m. New York City time ([●] p.m. London time) on [●], 2023(6)

Court Hearing to approve the Scheme and confirm the Liberty Global Reduction of Capital	[●], 2023(7)

Event	Expected Date/Time
Last time of trading in and for registration of transfers, and for disablement in DTC, of Liberty Shares	[●] p.m. New York City time ([●] p.m. London time) on [●], 2023(7)(8)

Scheme Record Time	[●] p.m. New York City time ([●] p.m. London time) on [●], 2023(7)

Effective Date of the Scheme	[●], 2023(7)

Issuance of New Liberty Shares; cancellation of Liberty Shares and the listing thereof; crediting of New Liberty Shares to DTC accounts	Effective Date(7)

Commencement of trading in New Liberty Shares	Effective Date(7)

Latest date for dispatch of checks to Shareholders in Restricted Jurisdictions	14 days after disposal of the Liberty Shares

(1)

If any of the Meetings is adjourned, the Scheme Voting Record Time for the adjourned Meeting will be [●] p.m. New York City time ([●] p.m. London time) on the date that is 10 days before the date set for such adjourned Meeting.

(2)

If the Proxy Cards (labelled “Class A Court Meeting”, “Class B Court Meeting”, “Class C Court Meeting”, “General Meeting” or “Shareholders Meeting”) for the applicable Meeting are not returned by the specified time, they will be invalid. See “Action to be Taken” beginning on page 31 of this Document.

(3)	Or as soon thereafter as the Class A Court Meeting shall have concluded or adjourned.

(4)	Or as soon thereafter as the Class B Court Meeting shall have concluded or adjourned.

(5)	Or as soon thereafter as the Class C Court Meeting shall have concluded or adjourned.

(6)	Or as soon thereafter as the General Meeting shall have concluded or adjourned.

(7)

These times and dates will depend on, among other things, the dates upon which: (a) the Conditions are satisfied (or if not satisfied, to the extent permitted by applicable law, waived), (b) the Court approves the Scheme, and (c) the Court Order is delivered to the Registrar of Companies.

(8)	Date to be no later than the Wednesday one week prior to the Effective Date.

RISK FACTORS

In considering whether to vote in favor of the Scheme, the General Meeting Resolutions and the Shareholders Meeting Resolutions at the Meetings, Shareholders should carefully consider the following risks and/or investment considerations, as well as the matters set forth in “Forward-Looking Statements” beginning on page 9 of this Document. In addition, Shareholders should carefully review the other information included and incorporated by reference herein, including the risk factors discussed under “Risk Factors” in Part I, Item 1A of Liberty Global’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as they discuss risks and uncertainties that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements included or incorporated by reference herein. Although we describe below and elsewhere in this Document the risks we consider to be the most material, there may be other unknown or unpredictable economic, business, competitive, regulatory or other factors that also could have material adverse effects on the Redomiciliation and our results of operations, financial condition, business or operations in the future. In addition, past financial performance may not be a reliable indicator of future performance and historical trends should not be used to anticipate results or trends in future periods.

Risks Associated with the Redomiciliation

The anticipated benefits of the Redomiciliation may not be realized.

We have concluded that moving the jurisdiction of incorporation for our parent holding company to Bermuda from England and Wales will facilitate the Company’s ability to deliver on its plan of delivering sustainable long-term value creation for Shareholders through organic growth, disciplined and opportunistic mergers, acquisitions, dispositions and joint ventures in combination with a levered-equity capital structure. We believe the Redomiciliation, including the proposed changes to our incorporation documents we are proposing to implement in connection with the Redomiciliation, will facilitate this plan and will allow us to maintain a stable corporate structure and capital flexibility, and drive long-term shareholder value. See “Part I (Explanatory Statement) — 1. Background to and Reasons for the Redomiciliation” beginning on page 44 of this Document and “Part I (Explanatory Statement) — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — Shareholders Meeting” beginning on page 59 of this Document.

We may not realize the benefits we anticipate from the Redomiciliation, however, and although we do not expect our failure to realize those benefits to have a material adverse effect on our business, there can be no assurance to this effect.

Your rights as a Liberty Global Shareholder will change as a result of the Redomiciliation and Bermuda law and may, in certain circumstances, afford less protection to our Shareholders.

Because of the differences between English law and Bermuda law and differences between the governing documents of Liberty Global and New Liberty, your rights as a Shareholder will change if the Redomiciliation is completed. For example, the governance changes that we are proposing to implement in the New Liberty Bye-laws in connection with the Redomiciliation will result in different approval thresholds in connection with the variation of class rights and certain business combination transactions. As a result of these differences, Bermuda law and the governing documents of New Liberty may in certain circumstances afford less protection to our Shareholders. A discussion of material differences in rights as a Shareholder of Liberty Global and New Liberty is set forth in “Part V (Additional Information) — Comparison of the Rights of Holders of Liberty Shares and New Liberty Shares” beginning on page 104 of this Document.

If the Court does not approve the Scheme, Liberty Global will be unable to effect the Redomiciliation.

We cannot proceed with the Redomiciliation unless the Court approves the Scheme after conducting the Court Hearing. Assuming that the Court Meetings are conducted in accordance with the Court’s order and that the Shareholders approve the Scheme by the vote required by the Companies Act, we are not aware of any reason why the Court would not approve the Scheme. Nevertheless, the Court’s approval is a matter for its discretion and there can be no assurance if or when such approval will be obtained.

If the Court does not approve the Scheme, Liberty Global will be unable to effect the Redomiciliation as contemplated under the Scheme (even if the Shareholders have approved all proposals necessary to effect the Scheme). In addition, the Court may impose such conditions, modifications or amendments as it deems appropriate in relation to the Scheme, but may not impose any material changes without the consent of both Liberty Global and New Liberty. If such conditions, modifications or amendments are imposed, Liberty Global will be unable to effect the Redomiciliation without amending the Scheme, which, depending on the nature of such conditions, modifications or amendments, might require new Shareholder approvals. In addition, it is likely that Liberty Global may determine to terminate the Scheme and not proceed with the Redomiciliation if any condition, modification or amendment is imposed on us that is adverse to Liberty Global.

The market price, trading volume and volatility for the New Liberty Shares may differ from those for the Liberty Shares.

The New Liberty Shares will be listed on Nasdaq, with the New Liberty Class A Common Shares, the New Liberty Class B Common Shares and the New Liberty Class C Common Shares trading under the symbols “LBTYA”, “LBTYB” and “LBTYK”, respectively, the same symbols under which the Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, are currently trading. We have no current plans to list the New Liberty Shares on any other securities exchange. However, the market price, trading volume and volatility of the New Liberty Shares could be different than those of the Liberty Shares.

The Board may choose to delay or abandon the Scheme and the Redomiciliation at any time prior to the Effective Date.

The Board may delay or abandon the Scheme and the Redomiciliation for any reason or at any time, including after Shareholder approval has been obtained at the Meetings. While we currently expect to complete the Redomiciliation as soon as practicable after the Court Hearing, the Board may delay the Redomiciliation for a significant time or may abandon the Redomiciliation because, among other reasons, the Board believes the Redomiciliation is no longer in the best interest of Liberty Global or the Shareholders or may not result in the benefits we expect, or our estimated cost of the Redomiciliation increases. Additionally, we may not be able to obtain the requisite Shareholder or Court approvals to effect the Redomiciliation.

After the Redomiciliation, New Liberty may continue to be significantly influenced by one principal shareholder.

As of March 1, 2023, Mr. Malone beneficially owned 4,562,720 Class A Ordinary Shares and 8,677,225 Class B Ordinary Shares representing approximately 30.65 percent of the aggregate voting power of the outstanding Liberty Shares. For a detailed description of the holdings by Mr. Malone and our other directors and executive officers, see “Part V (Additional Information) — Other Information — Security Ownership of Directors and Executive Officers” beginning on page 125 of this Document. The Redomiciliation itself will not change Mr. Malone’s aggregate share ownership or voting power. However, the Redomiciliation and the governing documents of New Liberty will impact the applicable voting thresholds for various matters and, therefore, the ability of Mr. Malone through his beneficial ownership of shares to influence the outcome of votes on these matters will change.

On the one hand, there will be fewer matters requiring approval by a supermajority of 75 percent of the votes cast by holders of all voting shares present and voting. This will reduce the number of matters where

Mr. Malone’s ownership of shares representing an aggregate 30.65 percent of the voting power currently enables him, through his personal and beneficial holdings together, to block a resolution from passing. This will also likely reduce the number of matters where other Shareholders, working together, have the ability to prevent a resolution from passing (for example, a relatively small number of Shareholders representing a small percentage of the overall voting power of the Company could together vote to prevent approval of a transaction that Shareholders representing a substantial majority of the voting power of the Company believe is in the best interest of the Company). On the other hand, the reduced voting threshold for matters in which Class A Shareholders and Class B Shareholders vote together and where Class C Shareholders do not vote, following the Redomiciliation could enhance Mr. Malone’s ability, alone or with other New Liberty Shareholders, to influence the approval of these matters based on his 30.65 percent voting stake. For example, an amendment to the New Liberty Bye-laws that has been approved by the Board and is supported by Mr. Malone and all other directors and executive officers will be capable of being approved with the votes of additional shares representing 8.87 percent of our total voting power (corresponding to, for example, 16.23 percent of the New Liberty Class A Common Shares not owned by our directors or executive officers). Under English law, an amendment to the Articles (that does not vary the rights of any class and, therefore, does not require separate class votes) that is similarly supported by Mr. Malone and all other directors and executive officers would currently require the votes of additional shares representing 33.87 percent of our total voting power (corresponding to, for example, 61.97 percent of the Class A Ordinary Shares not owned by our directors or executive officers), or fewer votes if not all shares are present and voting.

There could, however, be other transactions that require separate class votes of Class A Ordinary Shares or Class C Ordinary Shares and, in each case, Mr. Malone does not control sufficient votes to control the outcome (having only 2.72% of the Class A Ordinary Shares and 6.70% of the Class C Ordinary Shares). As described below in Part 1 (Explanatory Statement) — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions beginning on page 49 of this Document, we are proposing to include in the New Liberty Bye-laws certain additional requirements in connection with the approval of certain business combination transactions with related parties. These bye-law provisions require, among other things, approval of these business combination transactions by an independent committee of the New Liberty Board, a majority of the New Liberty Board and also that any such transaction be approved by a majority of the votes cast by the outstanding shares of each class of New Liberty Common Shares, including the non-voting New Liberty Class C Common Shares. Therefore, because Mr. Malone does not control a majority of the Class A Ordinary Shares or Class C Ordinary Shares, his ability to control the outcome of the vote on any such business combination transaction is limited.

In addition, because several matters (though significantly fewer matters under Bermuda law or the New Liberty Bye-laws than under English law) will still require the affirmative vote of the holders of at least 75 percent of the total voting power of the issued and outstanding voting shares of New Liberty entitled to vote thereon, voting as a single class, Mr. Malone will retain the ability to prevent certain actions or transactions from being approved even though a majority of the other Shareholders may believe that such action or transaction is beneficial for New Liberty. See “Part V (Additional Information) — Comparison of the Rights of Holders of Liberty Shares and New Liberty Shares” beginning on page 104 of this Document.

Non-cash transactions with directors of New Liberty will not be subject to shareholder approval.

Under the Companies Act, certain non-cash transactions between a U.K. company and its directors or any person connected to a director require shareholder approval before the company may implement such transactions. Bermuda law does not impose such approval requirements. Such shareholder approval provisions are uncommon in the United States. Following completion of the Redomiciliation, pursuant to the New Liberty Bye-laws and applicable Nasdaq listing requirements, transactions between New Liberty and its directors or officers will be entered into on the basis of New Liberty’s related party transactions policy and shareholder approval will generally not be required to approve such related party transactions. The New Liberty Bye-laws will, however, require shareholder approval for certain business combination transactions involving related parties. See “Part I (Explanatory Statement) — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — Shareholders Meeting” beginning on page 59 of this Document.

Risks Relating to Regulation, Taxation and Structure

Legislation enacted in Bermuda as to economic substance may affect our operations

Pursuant to the Economic Substance Act 2018 of Bermuda, as amended (the “ES Act”), that came into force on January 1, 2019, a registered entity other than an entity which is resident for tax purposes in certain jurisdictions outside Bermuda that carries on as a business any one or more of the “relevant activities” referred to in the ES Act must comply with economic substance requirements. The ES Act may require in-scope Bermuda entities which are engaged in such “relevant activities” to be directed and managed in Bermuda, have an adequate level of qualified employees in Bermuda, incur an adequate level of annual expenditure in Bermuda, maintain physical offices and premises in Bermuda or perform core income-generating activities in Bermuda. The list of “relevant activities” includes carrying on any one or more of banking, insurance, fund management, financing, leasing, headquarters, shipping, distribution and service center, intellectual property and holding entities.

To the extent New Liberty is conducting a relevant activity, we believe it will be the relevant activity of a “holding entity” within the meaning of the ES Act. On this basis, New Liberty should only be subject to minimum economic substance requirements under the ES Act and related regulations. However, if New Liberty is deemed to be carrying on another “relevant activity,” other than that of a holding entity, New Liberty may be required to increase its substance in Bermuda in response to requirements imposed by the ES Act and related regulations. If this were the case, this could result in additional costs that could adversely affect New Liberty’s financial condition or results of operations.

New Liberty may have future exposure to changes in its tax residency.

New Liberty intends to conduct its affairs so that it is resident for tax purposes solely in Bermuda. It is possible that in the future, whether as a result of a change in law or the practice of any relevant tax authority, or as a result of any change in the conduct of New Liberty’s affairs following a review by its directors or for any other reason, New Liberty could become, or be regarded as having become, tax resident or otherwise subject to tax in a jurisdiction other than Bermuda. In such an event, New Liberty may have exposure related to unexpected tax liabilities that would have an adverse effect.

Bermuda’s limited network of international tax treaties may present an incremental tax risk to New Liberty, its subsidiaries and their cash flow.

Following the Redomiciliation, New Liberty will be our parent holding company, and Liberty Global will be its direct subsidiary. New Liberty will be a Bermuda company intended to be tax resident solely in Bermuda, while Liberty Global is a company incorporated in England and Wales that is tax resident in the United Kingdom. Unlike the United Kingdom, which has a wide network of income tax treaties, Bermuda has no comprehensive income tax treaties and only a very limited number of special purpose tax treaties. Following the Redomiciliation, certain tax treaty benefits may or will not be available with respect to various intercompany distributions and other intercompany transactions or dispositions that would otherwise be available to minimize or eliminate withholding and other taxes if Liberty Global remained our parent holding company. This could adversely impact our ability to make intercompany distributions or engage in other intercompany transactions.

Future changes to tax laws could adversely affect New Liberty.

The Parliament of the United Kingdom, the European Union, the Organization for Economic Co-operation and Development (“OECD”) the U.S. Congress and other government agencies in jurisdictions where New Liberty and its affiliates do business have, in recent times, focused extensively on issues related to the taxation of multinational corporations. As a result, U.K. and U.S. tax laws, as well as tax laws in other countries in which New Liberty and its affiliates do business, could change on a prospective or retroactive basis, and any such changes could adversely affect New Liberty and its affiliates.

Specifically, changes in the tax laws of the various foreign jurisdictions in which we operate could arise as a result of the Base Erosion and Profit Shifting (“BEPS”) project undertaken by the OECD. The OECD represents a coalition of member countries that encompass most of the jurisdictions in which we operate. In October 2021, the OECD announced the OECD/G20 Inclusive Framework of Base Erosion and Profit Shifting (the “Framework”), which agreed to a two-pillar solution to reform international taxation. Pillar One provides a mechanism to align taxing rights more closely with local market engagement; generally, where people or consumers are located. Pillar Two establishes a global minimum tax regime through a series of interlocking rules that would apply when a country’s income tax rate is below 15%. At the present time, there is no Bermuda income or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty or inheritance tax payable by New Liberty such that the Framework may adversely affect New Liberty from an international tax standpoint.

In most jurisdictions in which we operate, it is anticipated that the Pillar Two rules will be enacted by the end of 2023 with the income inclusion rule applying to accounting periods beginning on or after December 31, 2023 and the undertaxed profits rule taking effect for years beginning from December 31, 2024. It is possible that jurisdictions in which we do business, including Bermuda, could react to the BEPS initiatives or their own concerns by enacting tax legislation that could adversely affect our financial position through increasing our tax liabilities, for example, through the introduction of a corporate income tax or the adoption of some or all of Pillar Two. Further, the BEPS project as well as legislative changes in many countries, has resulted in various initiatives that require the sharing of company financial and operational information with taxing authorities on a local or global basis. This may lead to greater audit scrutiny of profits earned in other countries as well as disagreements between jurisdictions associated with the proper allocation of profits between jurisdictions.

Dividends paid on New Liberty Shares, if any, to non-corporate U.S. Holders will not be eligible for preferential rates of U.S. federal income taxation unless the shares upon which the dividend is paid are treated, for U.S. federal income tax purposes, as “readily tradeable on an established securities market in the United States.”

Bermuda (unlike the United Kingdom) is not party to a comprehensive income tax treaty with the United States. As a result, dividends paid on New Liberty Shares to non-corporate U.S. Holders will not be eligible for the preferential rate of U.S. federal income taxation applicable to “qualified dividend income” unless, among other generally applicable requirements, such dividends are paid with respect to shares that are treated as “readily tradeable on an established securities market in the United States” within the meaning of applicable U.S. federal income tax law. Under currently applicable guidance from the U.S. Internal Revenue Service (the “IRS”), any class of stock that is listed on an established securities market in the United States (which, under such guidance, includes Nasdaq) should be treated as readily tradeable on such a securities market. However, whether any class of New Liberty Shares is treated as readily tradeable on an established securities market in the United States could change at any time. For more information see, “Part IV (Taxation) — Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences for U.S. Holders of New Liberty Shares — Qualified Dividend Income” on page 90 of this Document.

Bermuda has no income or profits tax, withholding tax, capital gains tax payable by New Liberty or by its Shareholders in respect of the New Liberty Shares. We expect to receive further assurance that this will remain the case through March 31, 2035. However, tax laws could change.

At the present time, there is no Bermuda income or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty or inheritance tax payable by New Liberty or by its shareholders in respect of the New Liberty Shares. New Liberty has obtained an assurance from the Minister of Finance of Bermuda under the EUTPA that, in the event that any legislation is enacted in Bermuda imposing any tax computed on profits or income, or computed on any capital asset, gain or appreciation or any tax in the nature of estate duty or inheritance tax, such tax shall not, until March 31, 2035, be applicable to New Liberty or to any of its operations or shares, debentures or other obligations except insofar as such tax applies to persons ordinarily resident in

Bermuda or is payable by New Liberty in respect of real property owned or leased by it in Bermuda. While Bermuda should therefore impose no material taxes on New Liberty through 2035 based upon current Bermuda law and New Liberty’s receipt of an assurance under EUTPA, there may be changes in tax laws (for the reasons discussed in “Risk Factors — Risks Relating to Regulation, Taxation and Structure — Future changes to tax laws could adversely affect New Liberty” on page 41 of this Document or otherwise) and New Liberty may not receive an exemption in respect of any future changes.

U.K. holders which are “small companies” for the purposes of Chapter 2 of Part 9A of the U.K. Corporation Tax Act 2009 (the “CTA”) will be liable to U.K. corporation tax on distributions received in respect of New Liberty Shares.

For more information see, “Part IV (Taxation) — Material U.K. Tax Consequences — New Liberty Shares — Taxation of Dividends — Corporate Holders” on page 86 of this Document.

New Liberty will be a Bermuda company and it may be difficult for New Liberty Shareholders to enforce judgments against New Liberty, its directors and its officers.

New Liberty will be a Bermuda exempted company limited by shares. As a result, the rights of holders of New Liberty Shares will be governed by Bermuda law, the memorandum of association of New Liberty (the “Memorandum of Association”) and the New Liberty Bye-laws. The rights of shareholders under Bermuda law may differ from the rights of shareholders of companies incorporated in other jurisdictions. It may be difficult for investors to enforce judgments obtained in U.S. or U.K. courts based on the civil liability provisions of English laws and the U.S. securities laws against New Liberty or its directors and officers.

We have been advised by our Bermuda counsel that there is no treaty in force between the United States and Bermuda providing for the reciprocal recognition and enforcement of judgments in civil and commercial matters. As a result, whether a U.S. judgment would be enforceable in Bermuda against New Liberty or its directors and officers depends on whether the U.S. court that entered the judgment is recognized by a Bermuda court as having jurisdiction over New Liberty or its directors and officers, as determined by reference to Bermuda conflict of law rules.

In addition, and irrespective of jurisdictional issues, the Bermuda courts will not enforce a U.S. federal securities law that is either penal or contrary to Bermuda public policy. We have been advised that an action brought pursuant to a public or penal law, the purpose of which is the enforcement of a sanction, power or right at the instance of the state in its sovereign capacity, is unlikely to be entertained by a Bermuda court. Certain remedies available under the laws of U.S. jurisdictions, including certain remedies under U.S. federal securities laws, would not be available under Bermuda law or enforceable in a Bermuda court, as they are likely to be contrary to Bermuda public policy. Further, it may not be possible to pursue direct claims in Bermuda against New Liberty or its directors and officers for alleged violations of U.S. federal securities laws because these laws are unlikely to have extraterritorial effect and do not have force of law in Bermuda. A Bermuda court may, however, impose civil liability on New Liberty or its directors and officers if the facts alleged and proved in the Bermuda proceedings constitute or give rise to a cause of action under the applicable governing law, not being a foreign public, penal or revenue law.

The New Liberty Bye-laws generally restrict shareholders from bringing legal action against our officers and directors.

The New Liberty Bye-laws contain a general waiver by shareholders for any claim or right of action a shareholder might have (whether individually or by or in the right of the company) against any director or officer of the company arising from any action or inaction by such director or officer in the performance of their duties for New Liberty or any of New Liberty’s direct or indirect subsidiaries (but excluding any matter involving fraud or dishonesty). Consequently, this waiver limits the right of Shareholders to assert claims against our officers and directors unless the act or failure to act involves fraud or dishonesty.

There are potential regulatory limitations on the ownership and transfer of the New Liberty Shares if the New Liberty Shares are delisted from Nasdaq.

The New Liberty Shares may be offered or sold in Bermuda only in compliance with the provisions of the Bermuda Companies Act and the Investment Business Act 2003 of Bermuda, which regulates the sale of securities in Bermuda. In addition, the BMA must approve all issues and transfers of shares of a Bermuda exempted limited by shares. However, the BMA has, pursuant to its statement of June 1, 2005, given its general permission under the Exchange Control Act 1972 (the “Exchange Control Act”) and related regulations for the issue and free transfer of New Liberty Shares to and among persons who are non-residents of Bermuda for exchange control purposes as long as any class of New Liberty Shares are listed on an appointed stock exchange, which includes Nasdaq. This general permission would cease to apply if none of the New Liberty Shares were to be listed on Nasdaq or another appointed stock exchange.

PART I

EXPLANATORY STATEMENT

(in compliance with section 897 of the Companies Act 2006)

[●], 2023

To the holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares and, for informational purposes only, to the holders of awards granted under the Liberty Equity Incentive Plans.

Recommended proposals relating to the introduction of a new Bermuda-incorporated holding company to be effected by means of a Scheme of Arrangement under Part 26 of the Companies Act

1.	Background to and Reasons for the Redomiciliation

Liberty Global is an international converged fixed and mobile communications company, providing world-class connectivity and entertainment services to residential and business customers. Liberty Global is focused on building fixed-mobile convergence national champions in core European markets, and is constantly striving to enhance and simplify its customers’ lives through quality products and services that give them the freedom to connect, converse, work and be entertained anytime, anywhere they choose. To that end, Liberty Global delivers market-leading connectivity and entertainment products through next-generation networks that connect retail and wholesale customers subscribing to over 86 million (as of December 31, 2022) broadband internet, video, fixed-line telephony and mobile services across its operating companies. Liberty Global’s primary business operations include: Virgin Media-O2 in the United Kingdom, VodafoneZiggo in the Netherlands, Telenet in Belgium, Sunrise in Switzerland, Virgin Media in Ireland and UPC Slovakia in Slovakia. Additionally, the ventures arm, Liberty Global Ventures, has significant investments in more than 75 companies in the fields of content, technology and infrastructure, including strategic stakes in companies such as Plume Design, Inc., ITV plc, Televisia Univision, Inc., AE Group Sàrl and Formula E Holdings Ltd.

Our Strategy of Growth Through Investment and Value-Enhancing Transactions

Liberty Global is focused upon delivering sustainable long-term value for shareholders. We concentrate on core markets where we have or can obtain a path to national scale. Fixed-mobile convergence is central to our strategy, creating an enhanced customer proposition, driving growth, unlocking synergies and generating significant free cash flow.

Key components of our operational strategy across Europe have included innovation in customer experience, market leading broadband speeds, quality customer service and operational excellence. Key components of our strategy for value creation have included multinational mergers, acquisitions and divestiture transactions, share buybacks, multicurrency debt transactions and the deployment of sophisticated and innovative capital structures or transactions, such as spinoffs. In recent years, we have combined our predominantly fixed operations with mobile operators in Belgium, the Netherlands and Switzerland, and in 2021 closed our substantial 50/50 joint venture with Telefonica in the U.K. combining O2 U.K. with Virgin Media.

Looking forward, we expect to employ these and similar strategies as the Company continues to take a disciplined approach to capital allocation and remains committed to its levered-equity model. Since the acquisition of our U.K. operations in 2013, Liberty Global has employed these value-creation strategies and undertaken the relevant transactions while incorporated as a company in England and Wales. Over time, certain aspects of English corporate law have presented challenges for a variety of actual and potential transactions given that we are a Nasdaq-listed company rather than a U.K. listed company. These challenges are exacerbated by the mismatch in certain areas between applicable Nasdaq listing requirements and SEC regulations, on the one hand, and the requirements of the Companies Act, on the other. This mismatch has led to inefficiencies and additional administrative burdens for the Company as it has sought to explore and implement various types of value-enhancing transactions.

After undertaking a review of potential jurisdictions of organization, for the reasons described below, Liberty Global’s management and the Board have determined that the flexible corporate law regime of Bermuda would alleviate many of these challenges and promote our ability to more readily pursue innovative and traditional value-creation strategies. If we are able to redomicile to Bermuda, it would enhance the execution certainty in pursuing value-creating transactions and also generally provide a model of corporate governance that is more aligned with the Company’s principally U.S. shareholder base and would lead to economic savings and efficiencies from a reduced administrative burden. Liberty Global’s management and the Board also considered potential risks associated with a Bermuda domicile, as discussed in more detail under “Risk Factors — Risks Relating to Regulation, Taxation and Structure” beginning on page 40 of this Document. After considering those risks, Liberty Global’s management and the Board concluded that they were outweighed by the benefits of the greater flexibility and reduced cost and complexity of corporate transactions described below. We are therefore proposing to our shareholders to move our legal domicile to Bermuda through the Scheme described in this Document.

Key Legal Differences and Expected Benefits of Change in Domicile

Below is a summary of certain key differences between English and Bermuda law and the applicable provisions in the Articles and the New Liberty Bye-laws, and the related benefits we hope to realize by effecting the Redomiciliation through the Scheme. Please also see “Part V (Additional Information) — Comparison of the Rights of Holders of Liberty Shares and New Liberty Shares” beginning on page 104 of this Document, for a comparison of your rights as a holder of Liberty Shares and your rights that would result from the Scheme and holding New Liberty Shares. Please be sure to review that detailed comparison carefully to ensure that you understand the differences in your rights that will result from the implementation of the Scheme.

Primary Benefits of Redomiciliation to Bermuda

Issue	Liberty Global (England)	New Liberty (Bermuda)	Benefit
Share Buybacks

Must be conducted through shareholder-approved contracts with shareholder-approved counterparties; approvals must be renewed every five years (and, practically, every year)

U.K. stamp tax imposed on Liberty Global

		No similar restrictions No stamp tax	Greater flexibility and reduced costs of executing share buybacks In 2022, the Company paid approximately $8.5 million in stamp taxes in connection with share buybacks

Self-Tender Offers	Same restrictions as for other share buybacks Need to rely on specified counterparties for execution increases costs imposed on Liberty Global and complexity and could affect timing	No similar restrictions	Reduced costs and complexity of executing self-tender offers

Dividends, Distributions and Share Buybacks	Requirement to have sufficient “distributable reserves” calculated as	No restrictions other than solvency tests	Greater flexibility in pursuing spin-offs, split-offs and other value-enhancing transactions and

Issue	Liberty Global (England)	New Liberty (Bermuda)	Benefit
	aggregate earnings over time Potentially limits creation of tracking shares, spin-offs, split-offs and share buybacks		in returning capital to shareholders, as is customary in the U.S.

Supermajority Requirements	A variety of corporate transactions require the approval of 75 percent of the votes cast by Voting Shareholders; may also apply by class	Generally, not applicable except in schemes of arrangement; reduced reliance on schemes of arrangement	Greater flexibility to change organizational documents and pursue value-enhancing transactions that receive the required shareholder approval under the New Liberty Bye-laws

Class Votes, including for Non-Voting Shares

Generally, separate class votes apply in the case of variations of class rights, including issuance of new classes of preferred shares or tracking shares, and schemes of arrangement

Under English law, when a class vote is triggered, it requires approval by 75 percent of the votes cast by each class, unless the articles permit approval by a lower majority of each class; our Articles contain the 75 percent approval threshold

Generally, separate class votes apply in the case of variations of class rights, including issuance of new classes of preferred shares or tracking shares, and schemes of arrangement

Under Bermuda law, when a class vote is triggered, it requires approval in writing by 75 percent of each class or by a majority of the votes cast by each class at a class meeting, unless the bye-laws permit approval by a lower majority of each class; under bye-law 13.1 of the New Liberty Bye-laws we are proposing, if a separate class vote is required, the requisite approval threshold would be a majority of the votes cast by each class

Greater flexibility to change organizational documents and pursue value-enhancing transactions that receive the required shareholder approval under the New Liberty Bye-laws (which, in the case of a variation of class rights, is a majority of the votes cast by the applicable class)

Mergers or Business Combinations

Mergers are generally not available

Business combinations effected pursuant to a scheme of arrangement requiring approval by a majority in number who represent 75 percent or more in value of the shares

		Mergers available No supermajority vote required for mergers under default Bermuda law	Greater flexibility to pursue mergers and other business combinations (with supermajority vote contemplated under the provision in the New Liberty Bye-laws for business combinations in certain circumstances)

Issue	Liberty Global (England)	New Liberty (Bermuda)	Benefit
held by shareholders present and voting

Tracking Shares; Preferred Shares	Requires amendment to the Articles with approval by 75 percent of the votes cast by the Voting Shareholders, and 75 percent of each class (unless the Articles are amended to permit approval by a lower majority of each class)	Requires amendment to bye-laws and approval by separate class vote by a majority of the votes cast (under the provision in the New Liberty Bye-laws we are proposing to implement)	Greater flexibility to create preferred shares and tracking shares, consistent with U.S. custom

Pre-emptive Rights

Capital raising flexibility limited by statutory pre-emptive rights on new equity issues for cash

Shareholders must waive application of pre-emptive rights (75 percent of the votes cast by Voting Shareholders); approval is limited to five years; in practice English companies seek approval annually (pre-emptive rights are rare for large companies listed on Nasdaq)

		No statutory pre-emptive rights	Greater flexibility in capital raising Preemptive rights are very rare in the U.S. in public companies as they can cause significant delays

Related Party Transactions	Certain transactions or arrangements between an English company and a director (or a person connected with a director) of that company are prohibited under English law unless approved by the shareholders	Under Bermuda law, shareholder approval of related party transactions is generally not required unless there is an independent approval requirement under Bermuda law or a company’s bye-laws (e.g., a merger)	Greater flexibility to enter into related-party transactions, consistent with U.S. custom, with approval by independent directors

Cash Savings	Incremental annual cash costs of maintaining incorporation in England, such as production of separate IFRS financial statements that are of limited utility to our Shareholders and annual report requirements	Lower costs of maintaining Bermuda incorporation	Estimated overall annual cash savings from reduced administrative, accounting and legal complexity and from lack of stamp taxes of $8 million to $10 million, depending upon the size of any share buyback programs and in the case of extraordinary transactions, savings could be higher.

Share Buybacks

Under English law, shareholder approval is required to effect share buybacks because a U.K. public company may purchase its own shares only (a) “on-market” on a “recognized stock exchange”, which includes the London Stock Exchange, but does not include Nasdaq (and so this method cannot currently be utilized by Liberty Global), or (b) “off-market” pursuant to a share purchase contract that, along with the identity of the counterparties, has been approved by its shareholders. Any such approval expires not more than five years after it is granted. Liberty Global’s current share buyback program uses this second approach. Since the terms pursuant to which companies implement these buybacks change from time to time and shareholder approval is necessary for any amendment to these share purchase contracts, to retain the flexibility to utilize share buyback programs whenever market conditions are appropriate, U.K. companies such as Liberty Global are required to regularly seek shareholder approval of changes to these contracts or to introduce new counterparties.

In addition, English law applies a stamp tax on share buybacks at a rate of 0.5 percent of the value of the repurchases.

The regular shareholder approval and the fees charged by the banks serving as counterparties as well as the imposition of stamp tax increase the administrative burden and costs associated with our share buyback programs and may reduce flexibility to implement these programs in the most efficient way in the future.

Bermuda law does not require shareholder approval of a company’s purchases of its own shares or impose any stamp tax on such purchases. In addition, as a Bermuda company we would no longer be required to effect our share buyback program through specified counterparty banks, thereby providing enhanced flexibility and providing possible cost savings.

Self-Tender Offers

Consistent with the treatment of share buybacks generally, self-tender offers for U.K. companies whose shares trade “off market” must also be implemented under the pre-approved share purchase contracts with identified counterparties. The counterparties’ role in these self-tender offers results in additional costs and complexities.

As with other share buybacks, Bermuda law does not require the Company to conduct these tender offers under shareholder-approved contracts through shareholder-approved counterparty banks, thus allowing us to conduct these transactions in a more streamlined and cost-efficient manner.

“Distributable Reserve” Requirement for Dividends, Distributions and Share Buybacks

Under English law, a company can issue dividends or share distributions or undertake share buybacks only if it has sufficient “distributable reserves”. The calculation of such distributable reserves requires, among other things, all accumulated realized losses (irrespective of when incurred) to be deducted from a company’s accumulated realized profits (which will have been reduced by other distributions over time), rather than simply referencing the company’s net asset position at the time or the actual profits made in a particular financial period when the dividend or distribution is paid or the share buyback occurs.

If a company does not have sufficient distributable reserves, it will be prohibited from effecting a potential value-creating transaction involving a split-off or spin-off of assets to its shareholders or the creation of tracking shares.

Additionally, where a company has tracking shares, the company’s distributable reserves are still calculated on a whole-company basis, with the result that underperformance in only the “tracked” division could still limit the company’s ability to pay dividends or effect buybacks in respect of its remaining outstanding shares that are not designed to track that division. Similarly, a “tracked” division could be generating strong returns but be unable to pass these back to holders of the relevant tracking shares through dividends or buybacks if the company as a whole has insufficient distributable reserves.

We had approximately $15.8 billion of distributable reserves as of December 31, 2022. While we expect that this amount will be sufficient to support the execution of our current share repurchase program and other near-term transactions, we believe that the distributable reserves requirement could limit our flexibility to engage in value-creating transactions in the future. Each split-off, spinoff or other share distribution can have the effect of reducing available distributable reserves, thus impacting any subsequent transaction.

Bermuda does not have a distributable reserves requirement applicable to dividends, distributions or share buybacks. Instead, Bermuda law will permit New Liberty to engage in share distributions, including spin-off and split-offs, dividends, including on tracking shares, and share buybacks unless New Liberty is, or would after the distribution be, unable to pay its liabilities as they become due, or the realizable value of its assets would be less than its liabilities. Consistent with many U.S. companies, this more flexible standard will enhance the New Liberty Board’s ability to make these types of dividends, distributions and share buybacks and pursue these types of transactions as opportunities arise.

Supermajority Requirements

Under English law, certain corporate matters must be approved by supermajority votes of shareholders that require the affirmative vote of 75 percent of the votes cast. These matters include, among others, any amendment of a company’s articles of association and the disapplication (or waiver) of statutory pre-emptive rights on issuances of equity securities for cash. Additionally, any “scheme of arrangement”, which is required under English law for many business combination or redomiciling transactions, such as the Scheme described in this Document, require the approval of a majority of the members voting, holding at least 75 percent of the shares voted.

Bermuda law does not impose these supermajority requirements at all, or does so only in more limited circumstances. For example, Bermuda law requires the affirmative vote of the holders of only a majority of the total voting power of the issued and outstanding voting shares entitled to vote thereon to approve an amendment to a company’s bye-laws. Bermuda law also does not impose statutory pre-emptive rights, making the supermajority vote on their disapplication unnecessary. While the shareholder approval thresholds required under the Bermuda Companies Act for schemes of arrangements are similar to those in England, Bermuda law offers mergers in more circumstances making the reliance on schemes and associated supermajority votes less critical for implementing value-enhancing transactions. The absence of these supermajority requirements under Bermuda law will facilitate the ability of New Liberty to make subsequent changes to the New Liberty Bye-laws or pursue potential business combination transactions that the New Liberty Board and management believes are in the best interests of all shareholders, without providing a small minority of New Liberty shareholders with the ability to block these value-creating transactions.

For U.S. incorporated companies, non-voting stock is entitled to vote as a class in very limited circumstances, while under English law non-voting shares have the right to vote on various matters. Under Bermuda law and the changes proposed by the Advisory Resolutions, in the limited circumstances in which the holders of our non-voting shares will have the right to vote as a class, such vote will be on a majority, rather than a supermajority, basis.

Tracking Shares; Preferred Shares

In order for New Liberty to issue shares of a new class of shares, such as tracking shares or preferred shares, the related amendment to the New Liberty Bye-laws would not require a supermajority approval of each class of its shares, as currently applicable to Liberty Global. Instead, under Bermuda law and the class rights variation provision to be included in the New Liberty Bye-laws as part of the governance changes we are proposing to implement in connection with the Redomiciliation, such amendment would only require the approval of the affirmative vote of the holders of a majority of the votes cast by each of the three share classes (in addition to the affirmative vote of the holders of a majority of the total voting power of the issued and outstanding voting shares of New Liberty, which would be required to amend any provision of the bye-laws).

Tracking shares and preferred shares offer the potential for value-creating transactions. Tracking shares form a class of shares that tracks the performance of a particular division, trading separately, offering, among other things, the opportunity for investors to target their investments in a specific division of a company. The issuance of tracking shares may be a precursor to an ultimate separation transaction. Preferred shares offer flexible capital raising opportunities for New Liberty, potentially offering a stated dividend or liquidation preference to investors, thereby attracting a different type of investors to New Liberty who are focused on a fixed return as well as growth opportunities.

One feature of corporate law that is common among U.S.-listed companies but not possible under English law is the inclusion of “blank check preferred” stock in a company’s organizational document, permitting the company’s board to create and issue a new class of preferred shares with such rights, preferences and privileges as the board deems appropriate, without the need for shareholder approval at the time of creation or issuance. English law does permit the authorization of blank check preferred shares in a company’s articles of association. Although we are not seeking to authorize blank check preferred shares in the New Liberty Bye-laws in connection with the Redomiciliation, the New Liberty Board could do so in the future with the approval of a majority of each class of the New Liberty Shares present and voting. If blank check preferred shares were to be authorized in the future, it could provide the New Liberty Board with additional flexibility to pursue value-creating financing or other transactions.

Pre-emptive Rights

Under English law, a company’s shareholders are entitled to pre-emptive rights on the issuance of equity securities for cash, unless shareholders approve the disapplication of the pre-emptive rights by the affirmative vote of 75 percent of the votes cast. Any such disapplication of preemptive rights must be limited in amount and may be effective for a period of no more than five years.

It is customary for English companies to receive shareholder approval for a relatively small amount of shares on an annual basis. While we do not have any current plans to raise capital through equity issuance for cash, we may do so in the future. The time required to seek and obtain shareholder approval for an equity issuance in excess of the then-current approved amount, could constrain our ability to react quickly to funding needs and market conditions in connection with capital raising transactions.

Bermuda law does not subject the issuance of shares for cash to statutory pre-emptive rights, enhancing the flexibility of New Liberty to capitalize in our financing activities on favorable market conditions that may exist from time to time.

Related Party Transactions

Under English law, certain transactions between a company and a director (or a person connected with a director, which includes, among others, companies in which the director is interested in at least 20 percent of the share capital or is entitled to control more than 20 percent of the voting power) of that company are prohibited unless approved by the shareholders. These transactions include loans, quasi-loans, credit transactions and substantial property transactions (i.e., transactions involving the acquisition of substantial non-cash assets).

Bermuda law does not generally require shareholder approval of related party transactions unless there is an independent approval requirement for such transaction under Bermuda law or a company’s bye-laws. Instead, Bermuda law is consistent with the approach more familiar to a U.S. investor base, which, pursuant to applicable corporate law, stock exchange requirements and company related party transaction policy, requires disclosure to a board or shareholders and recusal from discussion and approval of such transaction by the board level, if applicable. Bermuda law requires shareholder approval of a related party transaction where (subject to certain limited exceptions) a company proposes to make a loan or provide a guarantee or other security to any person who is a director of the company or a director of its holding company (and to certain connected persons such as spouses or children of the director or to a company of which the director, their spouse or children own or control directly or indirectly more than 20 percent of the capital or loan debt). As a result, New Liberty will have greater flexibility to enter into related party transactions that are in the best interest of New Liberty.

Cash Savings

The Company has identified several areas of cash savings that it would expect to realize following the consummation of the Redomiciliation, including:

•

savings from no longer having to prepare and file consolidated annual IFRS statutory accounts for Liberty Global which are compliant with requirements of the Companies Act, which provide limited incremental information to our principally U.S. shareholder base given the SEC-compliant U.S. GAAP financial reporting that we provide to shareholders;

•

Reduced external legal counsel costs associated with the impact of certain English rules on our proxy statements, annual and special meetings of shareholders and other legal issues associated with incorporation under the laws of England and Wales;

•	stamp taxes of 0.5 percent of the value of share buybacks no longer applying; and

•	other administrative savings, such as transfer agent savings due to simpler Bermuda share transfer processes and VAT accounting services no longer applying.

The Company estimates these annual cash savings from the Redomiciliation would range from $8 million to $10 million, depending upon the amount of shares we repurchase under our share buyback programs. If share buybacks are significantly increased, these savings would increase accordingly.

Bermuda’s Stable Corporate Legal Environment

The Board considered Bermuda’s stable corporate legal environment, which serves as the jurisdiction of organization for a significant number of U.S. publicly listed companies. As of March 1, 2023, more than 30 companies listed on either Nasdaq or the New York Stock Exchange with a market capitalization in excess of $1 billion were organized in Bermuda, six of which had a market capitalization in excess of $10 billion. Accordingly, the Board believes that the Redomiciliation will allow the Company to benefit from this established corporate law framework that will provide corporate governance that is more familiar to the Company’s principally U.S. shareholder base.

Continued Application of Nasdaq Listing Standards and SEC Rules

In addition, due to the fact that the New Liberty Shares will be listed on Nasdaq, the Nasdaq listing requirements and the U.S. securities laws to which New Liberty will be subject will not change as a result of the Redomiciliation, including with respect to Nasdaq rules pertaining to conflicts of interest, director independence, board diversity and say-on-pay.

The Redomiciliation has Limited Impact

The Redomiciliation would change the jurisdiction of incorporation and governing documents of our parent company but would have no effect on Liberty Global’s operations and subsidiaries:

•	The Redomiciliation is not tax-driven; our revenue and income would remain European-based, and our subsidiaries’ tax residence will not change;

•	As a Bermuda company, the Company will continue trading on Nasdaq (under the symbols LBTYA, LBTYB and LBTYK) and will continue to be governed by SEC rules and regulations;

•	Our day-to-day operations in all of our businesses, including our joint ventures in the U.K. and the Netherlands, will be unaffected by the Redomiciliation;

•	The Redomiciliation will not result in a change in the Company’s offices, management team, the Board or employee base and no changes to our operating companies’ customer services and products; and

•	There will be no material change in our financial statements and no changes in our financial documents, financings, bonds or credit agreements as a result of the Redomiciliation.

Continuing Commitment to Europe

We remain committed to our businesses in the U.K. and the rest of Europe. Over the years we have invested billions of dollars in critical infrastructure in the jurisdictions where we operate, and our on-going commitments will not be altered by the Redomiciliation.

2.	Implementation of the Proposal

Preparatory Steps

New Liberty

New Liberty has been incorporated in Bermuda as an exempted company limited by shares. Prior to the Effective Date, New Liberty will not commence operations (other than entry into contracts and activities associated with its administration and the Redomiciliation).

The initial subscribers to New Liberty’s Memorandum of Association were directors of Conyers Dill & Pearman Limited (New Liberty’s Bermuda counsel). Such subscribers subscribed to New Liberty’s Memorandum of Association solely for the purposes of facilitating the incorporation of New Liberty and have not been issued and allotted any shares in New Liberty. Liberty Global has been issued and allotted one share in the capital of New Liberty which will be held pending implementation of the Scheme and the associated reorganization of New Liberty’s share capital into the different classes of New Liberty Shares. Subject to the resolutions being passed at each of the Meetings, on the Effective Date, New Liberty will have an authorized share capital of $20,000,000 of aggregate nominal value, of which approximately $4,500,000 will be utilized to issue the New Liberty Shares on the Effective Date, which we anticipate will be approximately [●] New Liberty Class A Common Shares, par value $0.01 per share, [●] New Liberty Class B Common Shares, par value $0.01 per share and [●] New Liberty Class C Common Shares, par value $0.01 per share, based on the number of shares of each class of Liberty Shares outstanding as of [●], 2023, the last practicable date prior to the mailing of this Document. As at the date of this Document, New Liberty’s issued and outstanding shares comprise only the initial share described above.

The Articles of Liberty Global

Any Liberty Shares issued (for example, on the exercise of awards under the Liberty Equity Incentive Plans) after the Scheme Record Time will not be subject to the Scheme. Accordingly, it is also proposed that the Articles be amended so that any Liberty Shares issued to any person other than New Liberty on or after the Scheme Record Time will be transferred automatically to New Liberty (or as it may otherwise direct) in consideration for the issue of one New Liberty Class A Common Share for each Class A Ordinary Share, one New Liberty Class B Common Share for each Class B Ordinary Share and one New Liberty Class C Common Share for each Class C Ordinary Share so issued.

The Articles Amendment Resolution will also authorize the Company to procure the transfer of Liberty Shares held by Overseas Shareholders to a nominee to hold in circumstances where the issue of the New Liberty Shares to the relevant Overseas Shareholder would or might infringe certain laws or require the observance of additional governmental or regulatory consents or otherwise. The amendment to the Articles permits the nominee to sell the New Liberty Shares and remit the proceeds of such to the Overseas Shareholder.

The Articles Amendment Resolution is set out in full in the notice of the General Meeting in “Part IX (Notice of General Meeting)” of this Document. Accordingly, The Articles Amendment Resolution will be proposed as a special resolution at the General Meeting.

The Scheme

The Scheme process requires the approval of Shareholders and the sanction of the Court under Part 26 of the Companies Act. The Company will not apply for Court sanction of the Scheme unless the Conditions have been satisfied (or if not satisfied, to the extent permitted by applicable law, waived).

Under the Scheme, the number of outstanding shares of Liberty Global will be reduced by cancelling the Scheme Shares pursuant to the Liberty Global Reduction of Capital at the Effective Date (which is expected to be [●], 2023).

Simultaneously with the Liberty Global Reduction of Capital taking effect, (a) New Liberty will issue to the Scheme Shareholders the following New Liberty Shares:

one New Liberty Class A Common Share	for each Class A Ordinary Share held at the Scheme Record Time;

one New Liberty Class B Common Share	for each Class B Ordinary Share held at the Scheme Record Time; and

one New Liberty Class C Common Share	for each Class C Ordinary Share held at the Scheme Record Time,

in consideration for the cancellation of the Scheme Shares and the issuance of the New Shares to New Liberty, and (b) Liberty Global will transfer for nil consideration New Liberty’s initial share held in the name of Liberty Global to New Liberty and New Liberty will immediately cancel such initial share.

Immediately upon the Liberty Global Reduction of Capital taking effect, Liberty Global will be re-registered as a private limited company pursuant to the Scheme to align its administration with its new status as an intermediate holding company within the Liberty Global Group.

Subject to the issuance of New Liberty Shares to the Scheme Shareholders and immediately upon the re-registration of Liberty Global as a private company taking effect (and consequently subject to the transfer and cancellation of New Liberty’s initial share), the share capital of the Company will be increased to its former amount by the creation of such number of New Shares as will have an aggregate nominal value equal to the aggregate nominal value of Scheme Shares cancelled pursuant to the Liberty Global Reduction of Capital and the Company will apply the credit arising in its books of account as a result of such reduction of capital in paying up, in full at par, the New Shares created. The New Shares will be issued to New Liberty which will, as a result, become the parent of the Company and the Liberty Global Group. The Company will become a wholly owned subsidiary of New Liberty.

In consequence of these steps, immediately upon the Scheme becoming effective, Liberty Global Shareholders will hold New Liberty Shares of each relevant class in the same proportions in which they held Liberty Shares of the equivalent class immediately prior to the Scheme becoming effective.

Shareholders who sell or otherwise transfer their Liberty Shares after the Scheme Voting Record Time but prior to the Scheme Record Time will not receive any New Liberty Shares.

The allotment and issuance of the New Liberty Shares will require approval of the New Liberty directors.

The full terms of the Scheme are set out in “Part III (The Scheme of Arrangement)” of this Document.

Conditions to Implementation of the Proposal

The Scheme will not be implemented unless each of the following conditions is satisfied (or if not satisfied, to the extent permitted by applicable law, waived):

(a)

the Scheme has been approved by a majority in number who represent 75 percent or more in value of the Class A Ordinary Shares held by Scheme Shareholders present and voting, either in person or by proxy, at the Class A Court Meeting;

(b)

the Scheme has been approved by a majority in number who represent 75 percent or more in value of the Class B Ordinary Shares held by Scheme Shareholders present and voting, either in person or by proxy, at the Class B Court Meeting;

(c)

the Scheme has been approved by a majority in number who represent 75 percent or more in value of the Class C Ordinary Shares held by Scheme Shareholders present and voting, either in person or by proxy, at the Class C Court Meeting;

(d)	all Scheme Resolutions proposed at the General Meeting have been approved by the requisite majority;

(e)

the directors have not resolved to abandon the Scheme prior to the Court Order sanctioning the Scheme (the directors have discretion to determine that the Scheme should no longer proceed if they consider that it is no longer in the best interests of the Company and the Shareholders as a whole);

(f)	the New Liberty Shares to be issued pursuant to the Scheme have been authorized for listing on Nasdaq, subject to official notice of issuance;

(g)

all statutory, regulatory or governmental consents, licenses, confirmations, clearances (including, but not limited to, any foreign investment clearances), permissions and other approvals required in connection with the Scheme under applicable laws in the United Kingdom, the United States, Bermuda and the various countries in which we do business and/or hold our interests in have been obtained on terms reasonably acceptable to the Board;

(h)

the sanction (with or without modification) of the Scheme and the confirmation of the Liberty Global Reduction of Capital by the Court as described in “Part I (Explanatory Statement) — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — Court Approval” on page 64 of this Document;

(i)	a copy of the Court Order and the related statement of capital has been delivered to the Registrar of Companies for registration; and

(j)	at the Effective Date, there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme or related transactions.

The issuance of the New Liberty Shares to Scheme Shareholders in connection with the Redomiciliation will not be registered under the U.S. Securities Act or under the securities laws of any state or other jurisdiction of the United States. Accordingly, the New Liberty Shares may not be offered, sold, resold, delivered, distributed or otherwise transferred, directly or indirectly, in or into the United States absent registration under the U.S. Securities Act or pursuant to an exemption therefrom. The New Liberty Shares are expected to be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof. Neither the SEC nor any U.S. state securities commission has approved or disapproved of the issuing of the New Liberty Shares, or determined if this Document is accurate or complete. Any representation to the contrary is a criminal offence.

3.	Meetings and Consents for Implementation of the Proposal and Advisory Resolutions

Before the Court’s approval can be sought to sanction the Scheme, the Scheme will require:

•	the approval of Class A Scheme Shareholders at the Class A Court Meeting;

•	the approval of Class B Scheme Shareholders at the Class B Court Meeting;

•	the approval of Class C Scheme Shareholders at the Class C Court Meeting; and

•	the passing of the Scheme Resolutions set out in the notice of the General Meeting.

Due to applicable rules and regulations of the SEC, we are also asking our Shareholders to vote, on a non-binding, advisory basis, on the Advisory Resolutions at the Shareholders Meeting. Accordingly, a vote against either of the Advisory Resolutions will not count as a vote against the Scheme. If the Advisory Resolutions are not approved by the requisite majorities of each class, the specific bye-laws of New Liberty which are the subject of the Advisory Resolutions will nevertheless be included in the New Liberty Bye-laws if the Scheme is approved at the applicable Court Meetings and the Scheme Resolutions are approved at the General Meeting.

The Meetings will be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 on [•], 2023. Notices of the Court Meetings, the General Meeting and the Shareholders Meeting are set forth in “Part VI (Notice of Class A Court Meeting)”, “Part VII (Notice of Class B Court Meeting)”, “Part VIII (Notice of Class C Court Meeting)”, “Part IX (Notice of General Meeting)” and “Part X (Notice of Shareholders Meeting)” of this Document, respectively.

The Company will announce the preliminary voting results at each of the Meetings. It will post the final results of voting at each Meeting on its website promptly after the Meetings. The Company will also report the final results in a current report on Form 8-K that it will file with the SEC. All reports Liberty Global files with the SEC are publicly available when filed; for more information, see “Part V (Additional Information) — Where You Can Find More Information” beginning on page 123 of this Document.

All holders of Scheme Shares as of the Scheme Voting Record Time will be entitled to vote at the applicable Court Meeting in respect of the number of Scheme Shares respectively registered in their names at the relevant time, as further described below.

Class A Court Meeting

The Class A Court Meeting will be convened at [●] a.m. New York City time ([●] p.m. London time) on [●], 2023 and will be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 pursuant to an order of the Court, to enable the Class A Scheme Shareholders to consider and, if thought fit, approve the Scheme.

At the Class A Court Meeting, voting will be held by way of a poll and each Class A Ordinary Shareholder entitled to attend and who is present in person or by proxy will be entitled to one vote for every Class A Ordinary Share held.

The statutory majority required to approve the Scheme at the Class A Court Meeting is a majority in number of Class A Ordinary Shareholders (as at the Scheme Voting Record Time) representing 75 percent or more in value of the Class A Ordinary Shares held by them present and voting either in person or by proxy at the Class A Court Meeting.

The Board unanimously recommends that holders of Class A Ordinary Shares vote “FOR” the Scheme at the Class A Court Meeting.

Class B Court Meeting

The Class B Court Meeting will be convened at [●] a.m. New York City time ([●] p.m. London time) (or as soon thereafter as the Class A Court Meeting has concluded or been adjourned) on [●], 2023 and will be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 pursuant to an order of the Court, to enable the Class B Scheme Shareholders to consider and, if thought fit, approve the Scheme.

At the Class B Court Meeting, voting will be held by way of a poll and each Class B Ordinary Shareholder entitled to attend and who is present in person or by proxy will be entitled to one vote for every Class B Ordinary Share held. While ordinarily the Class B Ordinary Shares entitle the holder to 10 votes per share, on a scheme of arrangement the statutory majority required for approval of the Scheme at the Court Meeting is calculated by reference to the nominal value per share of the Class B Ordinary Shares. When voting as a separate class, the Class B Ordinary Shares carry equal rights and therefore will be entitled to one vote each.

The statutory majority required to approve the Scheme at the Class B Court Meeting is a majority in number of Class B Ordinary Shareholders (as at the Scheme Voting Record Time) representing 75 percent or more in value of the Class B Ordinary Shares held by them present and voting in person or by proxy at the Class B Court Meeting.

The Board unanimously recommends that holders of Class B Ordinary Shares vote “FOR” the Scheme at the Class B Court Meeting.

Class C Court Meeting

The Class C Court Meeting will be convened at [●] a.m. New York City time ([●] p.m. London time) (or as soon thereafter as the Class B Court Meeting has concluded or been adjourned) on [●], 2023 and will be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 pursuant to an order of the Court, to enable the Class C Scheme Shareholders to consider and, if thought fit, approve the Scheme.

At the Class C Court Meeting, voting will be held by way of a poll and each Class C Ordinary Shareholder entitled to attend and who is present in person or by proxy will be entitled to one vote for every Class C Ordinary Share held.

The statutory majority required to approve the Scheme at the Class C Court Meeting is a majority in number of Class C Ordinary Shareholders (as at the Scheme Voting Record Time) representing 75 percent or more in value of the Class C Ordinary Shares held by them present and voting in person or by proxy at the Class C Court Meeting.

The Board unanimously recommends that holders of Class C Ordinary Shares vote “FOR” the Scheme at the Class C Court Meeting.

In addition, in compliance with applicable SEC rules, Scheme Shareholders of the applicable class are also being asked to consider and, if thought fit, approve the Court Meetings Adjournment Resolutions. The Court Meetings Adjournment Resolutions permit the adjournment of each Court Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme at the applicable Court Meeting. The approval required to approve the Court Meetings Adjournment Resolutions is a majority of the votes cast by the holders of Class A Ordinary Shares, Class B Ordinary Shares or Class C Ordinary Shares, respectively, either in person or by proxy, at the applicable Court Meeting.

The Board unanimously recommends that Liberty Global Shareholders vote “FOR” the Court Meetings Adjournment Resolutions at the applicable Court Meeting.

General

In order for the Court to be satisfied that the votes cast constitute a fair representation of the views of Shareholders, it is important that as many votes as possible are cast at the Court Meetings. Shareholders are therefore urged to take the action relating the submission of your proxy vote(s) referred to “Part I (Explanatory Statement) — 16. Action to be Taken” beginning on page 71 of this Document.

As far as the Company is aware, having made all reasonable enquiries, no Shareholders are materially interested in the transactions contemplated under the Scheme and therefore, no Shareholders are required to abstain from voting at the Court Meetings under the relevant laws, rules and regulations.

If the Scheme is approved and becomes effective, it will be binding on all Shareholders as at the Scheme Record Time irrespective of whether they attended the Court Meetings, the way in which they voted or whether they voted at all.

General Meeting

The implementation of the Scheme will also require the passing of four Scheme Resolutions to be proposed at the General Meeting. The General Meeting will be convened at [●] a.m. New York City time ([●] p.m. London time) (or as soon thereafter as the Class C Court Meeting has concluded or been adjourned) on [●], 2023 (the same day as the Court Meetings) and will be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 to enable the Voting Shareholders to consider and, if thought fit, approve the following resolutions, which relate to certain procedural matters necessary to implement the Scheme.

1.	Scheme Resolution No. 1: Approval of Scheme.

The purpose of Scheme Resolution No. 1 (the full text of which is set forth below) is to approve the Scheme and give the Board the authority to carry out the procedural actions necessary to implement the Scheme.

“THAT the scheme of arrangement, substantially in the form of “Part III (The Scheme of Arrangement)” of the accompanying joint proxy statement and scheme circular document dated [●], 2023 (the “Document”), in its original form or with or subject to any modification, addition or condition approved or imposed by the High Court of Justice of England and Wales (the “Court”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between the Company and the holders of Scheme Shares (as defined therein) (the “Scheme”) be approved and the directors of the Company be, and they are hereby authorized, to take all such actions as they may consider necessary or appropriate for carrying the Scheme into effect;”

2.	Scheme Resolution No. 2: Liberty Global Reduction of Capital.

The purpose of Scheme Resolution No. 2 (the full text of which is set forth below) is to authorize the reduction of the Company’s share capital associated with the cancellation and extinguishment of the Scheme Shares.

“THAT the share capital of the Company be reduced by cancelling and extinguishing all of the Scheme Shares (the “Liberty Global Reduction of Capital”);”

3.	Scheme Resolution No. 3: Issuance of New Shares to New Liberty.

The purpose of Scheme Resolution No. 3 (the full text of which is set forth below) is to approve the issuance of the New Shares to New Liberty as part of the Scheme such that Liberty Global will become a wholly owned subsidiary of New Liberty.

“THAT, subject to and upon the Liberty Global Reduction of Capital above taking effect and notwithstanding anything to the contrary in the articles of association of the Company (the “Articles”):

(a)

the reserve arising in the books of account of the Company as a result of the Liberty Global Reduction of Capital in Resolution 2 above be applied by the Company in paying up in full at par such number of new ordinary shares of one cent ($0.01) each in the capital of the Company (“New Shares”) as shall be equal to the number of Scheme Shares cancelled pursuant to Resolution 2 above, which shall be allotted and issued, credited as fully paid, to Liberty Global Ltd. (“New Liberty”) and/or its nominee(s) in accordance with the terms of the Scheme;

(b)

conditional on the Scheme becoming effective in accordance with its terms, in addition to all existing authorities, for the purposes of section 551 of the Companies Act (and so that expressions used in this Resolution shall bear the same meaning as in the said section 551), the board of directors of the Company be generally and unconditionally authorized to exercise all the powers of the Company to allot the New Shares, provided that: (i) the maximum aggregate nominal amount of relevant securities that may be allotted under this authority shall be the aggregate nominal amount of the said New Shares referred to in paragraph (a) above; (ii) this authority shall expire (unless previously revoked, varied or renewed) on the fifth anniversary of this Resolution; and (iii) this authority shall be in addition and without prejudice to any other authority under section 551 of the Companies Act previously granted and in force on the date on which this Resolution is passed;”

4.	Scheme Resolution No. 4: Articles Amendment to Ensure All Liberty Shares Are Subject to the Scheme.

The purpose of Scheme Resolution No. 4 (the full text of which is set forth below) is to amend the Articles to ensure that any additional Liberty Shares issued pursuant to the Liberty Equity Incentive Plans, or otherwise, are, dependent on timing, subject to the Scheme or exchanged for New Liberty Shares.

“THAT for the purpose of giving effect to the Scheme, with effect from the passing of this Resolution 4, the Articles be hereby amended by the adoption and inclusion of the following new articles:

as article 255:

“Scheme of Arrangement

(a)

In this article, references to the “Scheme” are to the scheme of arrangement under Part 26 of the Companies Act 2006 between the Company and the holders of Scheme Shares (as defined in the Scheme dated [●], 2023 (as amended or supplemented)) and as approved by the holders of the Scheme Shares at the meetings convened by the Court (as defined in the Scheme) and as may be modified or amended in accordance with its terms, and expressions defined in the Scheme shall have the same meanings in this article.

(b)

Notwithstanding either any other provision of these Articles or the terms of any resolution whether ordinary or special passed by the Company in general meeting, if the Company issues any Liberty Global Ordinary Shares (other than to New Liberty or its nominee(s)) on or before the Scheme Record Time (as defined in the Scheme), such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such Liberty Global Ordinary Shares shall be bound by the Scheme accordingly.

(c)

Notwithstanding any other provision of these Articles, if any Liberty Global Ordinary Shares are issued to any person (other than New Liberty or its nominee(s)) (“New Member”) after the Scheme Record Time (“Disposal Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, provided the Scheme shall have become effective, be obliged to transfer immediately the Disposal Shares to New Liberty (or to such other person as New Liberty may otherwise direct) who shall be obliged to acquire all of the Disposal Shares in consideration of and conditional on the issue by or on behalf of New Liberty to the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) of the equivalent share in the capital of New Liberty for each Disposal Share that the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) would have been entitled to had each Disposal Share been a Scheme Share.

(d)

On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) effected after the close of business on the Effective Date (as defined in the Scheme), the number of shares in the capital of New Liberty to be issued pursuant to (c) above shall be adjusted by the Company in such manner as the Board may determine to be appropriate to reflect such reorganisation or alteration. References in this article to Liberty Global Ordinary Shares shall, following such adjustment, be construed accordingly.

(e)

To give effect to any transfer required by this article, the Company may appoint any person as attorney for the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of New Liberty (or such other person as New Liberty otherwise directs) and do all such other things and execute and deliver all such documents as may in the opinion of the attorney be necessary or desirable to vest the Disposal Shares in New Liberty (or such other person as New Liberty otherwise directs) and pending such vesting to exercise all such rights attaching to the Disposal Shares as New Liberty may direct. If an attorney is so appointed, the New Member or any subsequent holder or any nominee of such New Member or any such subsequent holder shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of New Liberty) be entitled to exercise any rights attaching to the Disposal Shares unless so agreed by New Liberty. The Company may give good receipt for the purchase price of the Disposal Shares and may register New Liberty (or such other person as New Liberty otherwise directs) as holder of the Disposal Shares and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member or any subsequent holder or any nominee of such New Member or any such subsequent holder for any Disposal Shares.

(f)

In connection with the Scheme, if, in respect of any holder of Scheme Shares with a registered address outside the United Kingdom or who the Company reasonably believes is a citizen, resident or national of a jurisdiction outside the United Kingdom, the Company is advised that the allotment and/or issue of the New Liberty Shares pursuant to the Scheme would or might infringe the laws of any jurisdiction outside the United Kingdom or would or might require the Company or New Liberty to observe any governmental or other consent or any registration, filing or other formality with which the Company or New Liberty cannot comply or compliance with which the Company or New Liberty considers unduly onerous, (i) the Company may subject to the amendment of the Articles pursuant to this resolution, (unless such member satisfies the Company that no such violation or requirement would apply), in its sole discretion, appoint any person to execute as transferor an instrument of transfer transferring, prior to the Scheme Record Time, the Scheme Shares held by such holder to a nominee to hold such Scheme Shares in trust for that holder, on terms that the nominee shall sell the New Liberty Shares that it receives pursuant to the Scheme in respect of such Scheme Shares as soon as practicable following the Effective Date or (ii) allot and issue the New Liberty Shares due to the relevant Scheme Shareholder pursuant to the Scheme to a nominee appointed by New Liberty as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such

Scheme Shareholder, provided in each case that any such sale shall be at the best price which can reasonably be obtained at the time of such sale and that the proceeds of such sale (net of the expenses of sale including commissions and value added tax) shall be paid to such member by delivering a cheque to such member in accordance with the provisions of Clause 4 of the Scheme.

(g)

Notwithstanding any other provision of these Articles, both the Company and the directors may refuse to register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Date.””

For the reasons discussed in “Part I (Explanatory Statement) — 1. Background to and Reasons for the Redomiciliation” beginning on page 44 of this Document, the Board unanimously recommends that Voting Shareholders vote “FOR” each of Scheme Resolutions No. 1 through No. 4.

5. Adjournment.

To approve the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme Resolutions.

At the General Meeting voting will be held by way of a poll. Each Class A Ordinary Share is entitled to one vote on each matter properly brought before the General Meeting and each Class B Ordinary Share is entitled to 10 votes on each matter properly brought before the General Meeting.

Each of the Scheme Resolutions to be considered at the General Meeting is a special resolution which requires approval by at least 75 percent of the votes cast by Voting Shareholders, voting as a single class, in person or by proxy. The General Meeting Adjournment Resolution is an ordinary resolution which requires approval by a majority of the votes cast by Voting Shareholders, voting as a single class, in person or by proxy.

Approval of each of the Scheme Resolutions is a condition to the implementation of the Scheme. Accordingly, a vote against any of the Scheme Resolutions will be a vote against the Scheme.

The Board unanimously recommends that Voting Shareholders vote “FOR” each of the General Meeting Resolutions.

Shareholders Meeting

Due to applicable rules and regulations of the SEC, we are asking our Shareholders to vote, on a non-binding, advisory basis, on the Advisory Resolutions at the Shareholders Meeting. The Shareholders Meeting will be convened at [●] a.m. New York City time ([●] p.m. London time) (or as soon thereafter as the General Meeting has concluded or been adjourned) on [●], 2023 (the same day as the Court Meetings and the General Meeting) and will be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202.

The Advisory Resolutions are non-binding and, therefore, approval of each Advisory Resolution is not a condition to the implementation of the Scheme. Accordingly, a vote against either of the Advisory Resolutions will not count as a vote against the Scheme. If the Advisory Resolutions are not approved by the requisite majorities of each class, the specific bye-laws of New Liberty which are the subject of the Advisory Resolutions will nevertheless be included in the New Liberty Bye-laws if the Scheme is approved at the applicable Court Meetings and the Scheme Resolutions are approved at the General Meeting.

1.	Variation of Class Rights.

The purpose of the first Advisory Resolution (the full text of which is set forth below) is to seek Shareholders’ views on the provision in the New Liberty Bye-laws governing the variation of class rights.

As discussed in “Part I (Explanatory Statement) — 1. Background to and Reasons for the Redomiciliation” beginning on page 44 of this Document and “Part V (Additional Information) — Comparison of the Rights of Holders of Liberty Shares and New Liberty Shares” beginning on page 104 of this Document, default provisions of English law, as reflected in our Articles, require that amendments of our Articles or our entry into transactions, in each case, involving a variation of the rights of our existing share classes, must be approved by the affirmative vote of 75 percent of the votes cast by each affected class. These separate class votes would be required for, among other things, the creation of preferred shares or tracking shares or, in certain circumstances, other classes of ordinary shares. Class voting rights may also apply in respect of business combinations to be effected by a scheme of arrangement, depending on the terms of the scheme.

These supermajority class vote requirements could enable shareholders holding a minority of our overall voting power and a minority of the shares of any class of our shares (including our non-voting Class C Ordinary Shares) to impede the Company’s ability to effect transactions that are supported by shareholders holding a substantial majority of our aggregate voting power and of each of our share classes. Moreover, these supermajority class vote requirements may be compounded each time a new share class is created, as each such new class also may have separate voting rights in subsequent similar situations.

Bermuda law permits the variation of the rights of a class of shares in the manner set forth in a company’s bye-laws. Proposed bye-law 13.1 of the New Liberty Bye-laws sets the approval threshold for the variation of class rights with respect to any of the New Liberty Class A Common Shares, New Liberty Class B Common Shares and New Liberty Class C Common Shares following the completion of the Redomiciliation at a simple majority of the votes cast by each affected class (for any other class of new shares subsequently created the relevant approval threshold required for varying the rights of that class will be set forth in the instrument creating such class). Subsequent amendments to bye-law 13.1 of the New Liberty Bye-laws will require the approval of a majority of the votes cast by the holders of New Liberty Class A Common Shares, New Liberty Class B Common Shares and New Liberty Class C Common Shares, each voting separately as a class. The Board believes this more flexible standard will enhance New Liberty’s ability to effect value-creating transactions supported by the New Liberty Board and the holders of a majority of the voting power of New Liberty Shares or, if applicable, of the majority of the shares in each relevant class. Moreover, the simple majority threshold for class votes is consistent with the approach included in the corporate laws of many U.S. states and will be more familiar to our predominantly U.S. shareholder base.

For U.S. incorporated companies, non-voting stock is entitled to vote as a class in very limited circumstances, while under English law non-voting shares have the right to vote on various matters. Under Bermuda law and the changes proposed by this Advisory Resolution, in the limited circumstances in which the holders of our non-voting shares will have the right to vote as a class, such vote will be on a majority, rather than a supermajority, basis.

For the reasons discussed in “Part I (Explanatory Statement) — 1. Background to and Reasons for the Redomiciliation” beginning on page 44 of this Document and the additional reasons set forth above, the Board unanimously recommends that Shareholders vote “FOR” this Advisory Resolution.

“THAT, on a non-binding, advisory basis, the following provision to be included in the New Liberty Bye-laws is hereby approved:

“13.	Variation of Rights Attaching to Shares

13.1

If at any time the capital of the Company is divided into different classes of shares, all or any of the rights attached to any existing class may from time to time be varied or abrogated, either while the Company is a going concern or during or in contemplation of a winding up:

(a)

in the case of any class of capital of the Company other than the Class A Common Shares, Class B Common Shares and the Class C Common Shares, in such manner (if any) as may be provided by any instrument establishing those rights, including any amendment to these Bye-laws; or

(b)

in the case of the Class A Common Shares, Class B Common Shares and the Class C Common Shares, with the sanction of a resolution passed by the majority of the votes cast at a separate meeting of the holders of the shares of the class to which the variation or abrogation relates, at which the quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class.””

2.	Business Combinations.

The purpose of this Advisory Resolution (the full text of which is set forth below) is to seek Shareholders’ views on the provisions in the New Liberty Bye-laws relating to mergers and certain other business combination transactions.

Business combinations involving the acquisition of English companies can be effected either by tender offers or by schemes of arrangement. English law does not provide for statutory mergers under which only one company survives, the form of business combination transaction most frequently utilized by U.S. companies.

As noted in “Part I (Explanatory Statement) — 1. Background to and Reasons for the Redomiciliation” beginning on page 44 of this Document, approval of an English scheme of arrangement requires shareholder approval by a supermajority composed of a dual test, being a majority of those members voting, who must hold at least 75 percent of the shares voted, and potentially on a class basis, depending on the terms of the scheme. These supermajority voting requirements could enable shareholders holding a minority of our overall voting power or a minority of the shares of any class of our shares to block transactions that are supported by a substantial majority of our aggregate voting power or of the shares of each class. The additional level of uncertainty associated with these high vote thresholds may also serve as a deterrent to potential counterparties engaging with us on discussions regarding potential transactions.

Tender offers do not have the same supermajority voting requirements as schemes of arrangements. Unlike schemes of arrangement and mergers, however, tender offers may not result in the acquisition of all of a target company’s shares, resulting in a potential public minority following the completion of a tender offer, which introduces additional completion risk and might also serve as a deterrent to any potential transaction.

In addition to tender offers and schemes of arrangement, business combinations involving a Bermuda company can be effected through statutory mergers, the form of business combination transaction most familiar to a principally U.S. shareholder base.

The New Liberty Bye-laws provide that mergers and certain other business combination transactions (other than those with certain related parties) that are supported by more than 66 percent of the New Liberty Board can be approved by shareholders holding only a majority of the total voting power of the issued and outstanding New Liberty Shares entitled to vote at the general meeting and mergers, and certain other business combination transactions (other than those with certain related parties) that are not supported by at least 66 percent of the New Liberty Board can be approved by shareholders holding more than 66 percent of the total voting power of the issued and outstanding New Liberty Shares entitled to vote at the general meeting. Accordingly, in either case, Bermuda law would make it easier for the New Liberty Board to effect business combinations determined to be in the best interests of New Liberty and its shareholders and supported by holders of a substantial majority of the voting power of New Liberty Shares.

For mergers and certain other business combination transactions with certain related parties of New Liberty, the New Liberty Bye-laws contemplate the establishment of an independent committee of the New Liberty Board to assess, negotiate on behalf of New Liberty and approve such transaction before such transaction is presented to the full New Liberty Board and also that any such transaction be approved by a majority of the votes cast by the outstanding shares of each class of New Liberty Common Shares, including the non-voting New Liberty Class C Common Shares. Subsequent amendments to the provisions related to business combination transactions with related parties of New Liberty will require the approval of a majority of the votes cast by the holders of New Liberty Class A Common Shares, New Liberty Class B Common Shares and New Liberty Class C Common Shares, each voting separately as a class. These provisions of the New Liberty Bye-laws are intended to implement the procedural safeguards encouraged by Delaware law for these types of transactions, safeguards that our principally U.S. shareholder base is familiar with. They will provide our shareholders with additional assurances that these transactions will benefit New Liberty and all of its shareholders, but at the same time, provide the New Liberty Board with more flexibility than it currently has under applicable English law to pursue business combination transactions that are value-creating for all New Liberty Shareholders.

For the reasons discussed in “Part I (Explanatory Statement) — 1. Background to and Reasons for the Redomiciliation” beginning on page 44 of this Document and the additional reasons set forth above, the Board unanimously recommends that Shareholders vote “FOR” this Advisory Resolution.

“THAT, on a non-binding, advisory basis, the following provisions to be included in the New Liberty Bye-laws are hereby approved:

“33.3

The affirmative vote of not less than three-fourths (75%) of the total voting power of the Voting Securities present in person or by proxy at a quorate general meeting of Members at a meeting specifically called for such purpose, will be required in order for the Company to take any action to authorize:

(a)

subject to Bye-law 34.3, the sale, lease or exchange of all, or substantially all, of the property or assets of the Company that is not a merger, amalgamation or consolidation of the Company; provided, however, that this clause (a) will not apply to any such sale, lease or exchange that an affirmative vote of more than sixty-six percent (66.0%) of the members of the Board then in office have approved (in which case, a majority of the votes cast by the total voting power of the issued and outstanding Voting Securities present in person or represented by proxy at a quorate general meeting will be required);”

“34.	Merger, Amalgamation or Consolidation

34.1

If an affirmative vote of more than sixty-six percent (66.0%) of the members of the Board then in office have approved a merger, amalgamation or consolidation of the Company with or into any other company (other than a Covered Transaction), then a resolution approved by a majority of the total voting power of the issued and outstanding shares entitled to vote at the general meeting, voting together as a single class, shall be required to authorise such merger, amalgamation or consolidation.

34.2

If the required number of the members of the Board then in office prescribed by Bye-law 34.1 have not affirmatively voted to approve a merger, amalgamation or consolidation of the Company with or into any other company (other than a Covered Transaction), then such merger, amalgamation or consolidation may only be authorised by a resolution approved by more than sixty-six percent (66.0%) of the total voting power of the issued and outstanding shares entitled to vote at the general meeting, voting together as a single class.

34.3	Notwithstanding Bye-law 34.1 and Bye-law 34.2, in order to authorise a Covered Transaction, the following procedures must be followed for a Covered Transaction to be validly authorised:

(a)

if the Board determines, acting reasonably, that a proposed transaction may constitute a Covered Transaction, the Board shall form an Independent Committee, with such determination of independence to be made pursuant to a resolution of the Board after consultation with counsel selected by the Board, and such determination(s) shall be final;

(b)

the Independent Committee shall be granted the authority, on behalf of the Board, to determine whether a proposed transaction is a Covered Transaction and to negotiate the terms and conditions of the Covered Transaction and to determine whether to recommend such proposed Covered Transaction, and such determination(s) shall be final; provided that if the Independent Committee concludes that the proposed transaction is not a Covered Transaction, the provisions of this Bye-law 34.3 shall not apply to such proposed transaction; and

(c)

after determination by the Independent Committee that a transaction is a Covered Transaction, the proposed Covered Transaction must be approved by (i) a majority of the members of the Independent Committee, (ii) a majority of the members of the Board and (iii) a majority of the votes cast by the outstanding Class A Common Shares, Class B Common Shares and Class C Common Shares (which Class C Common Shares shall for these purposes only have one vote per share), in each case, by those members of a class present and voting at a separate class meeting for each class convened for purposes of approving such Covered Transaction at which the quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class; provided that any shares held, directly or indirectly, by the Controlled Acquiror proposing the Covered Transaction will not count towards quorum (which shall be two persons at least holding or representing by proxy one-third of the issued shares of the class), will not be entitled to vote and will be excluded from determining the requisite majority and the shares entitled to vote, but shares held by a Significant Shareholder or any Director or Executive Officer that owns an interest in such Controlled Acquiror may be voted and will be included in determining the requisite majority and the shares entitled to vote.”

“Controlled Acquiror” shall mean a Person, other than the Company or one of its subsidiaries, in which (x) a Director, (y) an Executive Officer or (z) a Significant Shareholder, in each case, owns, individually or together with one or more other Directors, Executive Officers or Significant Shareholders, more than 25% of the total voting power of the issued and outstanding shares of such Person entitled to vote at a general meeting and who is not, as of such date, as reasonably determined by the Company, eligible to make filings on Schedule 13G under the Exchange Act with respect to the beneficial ownership (as such term is defined under the Exchange Act) of shares of the Company held by the Controlled Acquiror;

“Covered Transaction” shall mean (x) a merger, amalgamation or consolidation, in each case, proposed by a Controlled Acquiror pursuant to Section 104, 104A, 104B or 104H of the Act, as a result of which the shareholders of the Company immediately prior to the consummation of such Covered Transaction cease to own, immediately following the consummation of such Covered Transaction a majority of the total voting power of (1) the surviving or amalgamated company or the Company, as the case may be, or (2) if the surviving or amalgamated company or the Company, as the case may be, is a wholly owned subsidiary of another corporation immediately following such merger or amalgamation, the ultimate parent corporation of such surviving or amalgamated corporation or the Company, as the case may be, in such Covered Transaction; provided that any voting power held, directly or indirectly, by any Significant Shareholder and any Director or Executive Officer, in each case, whose ownership of voting power of a Person results in such Person becoming the Controlled Acquiror shall be taken into account in determining whether the shareholders of the Company hold a majority of the total voting power of the applicable Person immediately following the consummation of the Covered Transaction or (y) the sale, lease, transfer, conveyance or other disposition (other than by way of a merger, consolidation or amalgamation) in one or a series of related transactions, of substantially all of the assets of the Company to a Controlled Acquiror;

“Executive Officer” shall mean an executive officer of the Company;

“Independent Committee” shall mean a committee of the Board of at least three Directors, comprised solely of members of the Board who are independent from both the Company and the proposed Covered Transaction;

“Significant Shareholder” shall mean, as of the date of the execution of a definitive agreement with respect to a Covered Transaction, a shareholder of the Company who, directly or indirectly, through one or more intermediaries, owns more than 25% of the total voting power of the issued and outstanding shares entitled to vote at a general meeting of the Company and who is not, as of such date, as reasonably determined by the Company, eligible to make filings on Schedule 13G under the Exchange Act with respect to the beneficial ownership (as such term is defined under the Exchange Act) of shares of the Company held by such shareholder;””

3.	Adjournment.

To approve the adjournment of the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Advisory Resolutions.

At the Shareholders Meeting, voting on the Advisory Resolutions will be held by way of a poll of each class of Liberty Shares voting separately and voting on the Shareholders Meeting Adjournment Resolution will be held by way of a poll with all Liberty Shares voting together as a single class. Each class of Liberty Shares is entitled to one vote on each matter properly brought before the Shareholders Meeting.

Each of the Advisory Resolutions to be considered at the Shareholders Meeting will be considered approved by the affirmative vote of a majority of the votes cast by the holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, each voting as a separate class, in person or by proxy. The Shareholders Meeting Adjournment Resolution will be considered approved by a majority of the votes cast by the holders of Liberty Shares, voting as a single class, in person or by proxy.

The Shareholders Meeting is an advisory meeting called by the Board to meet the Company’s obligations under applicable rules and regulations of the SEC, it is not a general meeting of Liberty Global Shareholders, and as such, is not required to be held in accordance with the provisions of the Companies Act, the Articles or English law governing general meetings.

The Board unanimously recommends that Shareholders vote “FOR” each of the Shareholders Meeting Resolutions.

Court Approval

Under the Companies Act, the Scheme will be subject to the subsequent sanction of the Court. The Court Hearing (at which it is proposed that the Court sanctions the Scheme and confirms the Liberty Global Reduction of Capital) is expected to be held on [●], 2023. All Scheme Shareholders have the right to attend the Court Hearing themselves, or be represented by counsel, and shareholders or creditors who wish to object to the Liberty Global Reduction of Capital will be informed by advertisement in a newspaper, as the directed by the Court, with national distribution in the United Kingdom of their right to appear in person, or be legally represented, at the Court Hearing. The Court Hearing may be conducted remotely via the internet. If you are interested in attending the Court Hearing whether in person or remotely via the internet, you are directed to the Business and Property Courts Rolls Building Cause List at www.justice.gov.uk for details of how to do so. The time of the Court Hearing and information on how to attend will be updated on the Court’s website after 11:30 a.m. New York City time (4:30 p.m. London time) on the business day before the Court Hearing.

New Liberty has confirmed that it has consented to being represented by the Company’s counsel at the Court Hearing so as to consent to the Scheme and to undertake to the Court to be bound thereby.

Effective Date

If the Scheme is sanctioned by the Court and the other conditions to the Scheme (as outlined above) have been satisfied (or if not satisfied, to the extent permitted by applicable law, waived), the Scheme is expected to become effective on [●], 2023.

The Scheme will not become effective in accordance with its terms until a copy of the order by the Court has been delivered to the Registrar of Companies for registration, together with a certified copy of the Scheme and a statement of capital confirming the Liberty Global Reduction of Capital.

If the Scheme becomes effective, it will be binding on all Shareholders, irrespective of whether or not, being entitled to do so, they voted in favor of the Scheme at the Court Meetings or in favor of the General Meeting Resolutions at the General Meeting or in favor of the Advisory Resolutions at the Shareholders Meeting.

4.	Modification of the Scheme

The Scheme contains a provision for the Company and New Liberty jointly to consent, on behalf of all persons concerned, to any modification of or addition to the Scheme, or to any condition that the Court approves or imposes. The Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme which might be material to the interests of Scheme Shareholders unless the Scheme Shareholders were informed of any such modification, addition or condition. It will be a matter for the Court to decide, in its discretion, whether or not the consent of Scheme Shareholders should be sought at a further meeting. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Board, is of such a nature or importance as to require the consent of the Scheme Shareholders at a further meeting, the Board will not take the necessary steps to enable the Scheme to become effective unless and until such consent is obtained.

5.	Effect of the Proposal

The day-to-day operations of the Company or the Liberty Global Group are not affected by the implementation of the Proposal.

Under the Scheme, Scheme Shareholders will have their Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares replaced by the same proportionate holding of New Liberty Class A Common Shares, New Liberty Class B Common Shares and New Liberty Class C Common Shares. Scheme Shareholders’ proportionate entitlement to participate in New Liberty will not be affected by reason of the implementation of the Scheme. Scheme Shareholders will not receive any amount in cash pursuant to the terms of the Scheme (other than in certain limited circumstances referred to in Clause 3(b) of the Scheme).

As the sole shareholder of Liberty Global, New Liberty will own all of the business of Liberty Global.

6.	Effect of the Proposal on the Liberty Equity Incentive Plans

The Scheme will affect participants of the Liberty Equity Incentive Plans. Other than with respect to the Virgin Media Sharesave Plan, New Liberty will adopt and assume each of the Liberty Equity Incentive Plans or make other arrangements for any outstanding awards under the Liberty Equity Incentive Plans to be exercisable for or settled in New Liberty Shares. To the extent required, the Liberty Equity Incentive Plans will be amended, effective at the Scheme Record Time, to provide that all outstanding awards relating to Liberty Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of New Liberty Shares. All such awards will otherwise generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the Scheme Record Time.

Outstanding options granted under the Virgin Media Sharesave Plan will become exercisable conditional on Court sanction of the Scheme. Holders of options under the Virgin Media Sharesave Plan will therefore have an opportunity to acquire Class C Ordinary Shares by exercising these options for a period of six months following Court sanction of the Scheme. Any Class C Ordinary Shares acquired pursuant to the exercise of such options will be acquired by New Liberty pursuant to the terms of the Articles Amendment Resolution. Notwithstanding the right to exercise, holders of options under the Virgin Media Sharesave Plan will be given the opportunity to exchange their options for equivalent options relating to New Liberty Shares or will be given the right to receive other equitable renumeration in lieu thereof as determined by Liberty Global.

The Company will inform participants in the Liberty Equity Incentive Plans in due course of the effect on their participation in more detail. No further awards will be granted under the Liberty Equity Incentive Plans in respect of Liberty Shares after the Scheme Record Time.

7.	Taxation

Your attention is drawn to the general guidance on the tax position of Shareholders set out in “Part IV (Taxation)” beginning on page 84 of this Document.

Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized in “Part IV (Taxation)” beginning on page 84 of this Document may not apply to all holders of Liberty Shares and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Liberty Shares in light of your particular situation.

8.	Directors

All of the directors of Liberty Global will be appointed as the directors of New Liberty as of the Effective Date. The directors of Liberty Global will resign as directors of Liberty Global following the Effective Date and new directors will be appointed to the board of Liberty Global, once re-registered as a private limited company.

The new directors of Liberty Global will be one or more of the executive officers of New Liberty, consistent with the approach taken for other wholly owned English subsidiaries within the Liberty Global Group.

The effect of the Scheme on the interests of the directors (details of which are set out in “Part I (Explanatory Statement) — 9. Directors’ Interests” of this Document) does not differ from its effect on the equivalent interests of other Shareholders.

After the Effective Date, the members of the Board will receive their remuneration from New Liberty and the total compensation to be paid to each of those members of the Board will not be materially varied as a result of the Scheme. In addition, the responsibilities of individual members of the Board will remain unchanged in all material respects following implementation of the Scheme.

9.	Directors’ Interests

The interests of the directors in Liberty Shares are set out below. The interests are calculated as at March 1, 2023. In the event that the Scheme becomes effective, the directors will have corresponding interests in New Liberty Shares by virtue of the effect of the Scheme on their existing holdings of Liberty Shares, as set out below.

Director	Number of Class A Ordinary Shares	Number of Class B Ordinary Shares	Number of Class C Ordinary Shares	Number of New Liberty Class A Common Shares	Number of New Liberty Class B Common Shares	Number of New Liberty Class C Common Shares	Percentage of issued New Liberty Class A Common Shares on Effective Date	Percentage of issued New Liberty Class B Common Shares on Effective Date	Percentage of issued New Liberty Class C Common Shares on Effective Date
John C. Malone	4,678,691	8,787,373	18,027,466	4,678,691	8,787,373	18,027,466	2.72	67.63	6.70
Michael T. Fries	1,202,985	2,879,443	2,003,390	1,202,985	2,879,443	2,003,390	*	22.16	*
Andrew J. Cole	73,529	—	162,900	73,529	—	162,900	*	—	*
Miranda Curtis	181,441	—	319,806	181,441	—	319,806	*	—	*
Marisa D. Drew	—	—	—	—	—	—	—	—	—
John W. Dick	98,220	—	234,686	98,220	—	234,686	*	—	*
Paul A. Gould	276,311	51,429	1,100,139	276,311	51,429	1,100,139	*	*	*
Richard R. Green	57,449	—	122,559	57,449	—	122,559	*	—	*
Larry E. Romrell	75,763	—	160,510	75,763	—	160,510	*	—	*
Daniel E. Sanchez	—	—	—	—	—	—	—	—	—
J. David Wargo	114,253	—	291,765	114,253	—	291,765	*	—	*

*	Less than one percent.

The effect of the Scheme on the interests of the members of the Board in their capacity as holders of Liberty Shares will not differ from the effect of the Scheme on the interests of other holders of Liberty Shares.

10.	New Liberty

New Liberty has been established for the specific purpose of carrying on the existing business of the Company upon the Scheme becoming effective and implemented in accordance with its terms. Under the Scheme it is proposed that, on the Effective Date, subject to Liberty Global transferring New Liberty’s initial share held in the name of the Company to New Liberty for nil consideration and New Liberty cancelling such initial share, New Liberty will become the new parent holding company of the Company and the Liberty Global Group.

It is intended that New Liberty will have the same strategy and mirror the capital structure of the Company to the extent permissible by Bermuda law. In that regard, Shareholders should note the following in relation to New Liberty.

•

New Liberty will have the same share capital structure as the Company currently has with the New Liberty Class A Common Shares, New Liberty Class B Common Shares and New Liberty Class C Common Shares, being listed on Nasdaq.

•	New Liberty Shareholders will hold the same proportionate interests in New Liberty as they hold in the Company as at the Scheme Record Time.

•

The resident representative and assistant secretary of New Liberty will be Conyers Corporate Services (Bermuda) Limited who will be responsible for ensuring New Liberty’s compliance with the Bermuda Companies Act.

•	The relevant system to facilitate the transfer of title to shares in uncertificated form will be DTC.

•	New Liberty’s ongoing costs and expenses are expected to be less than the current expected ongoing costs and expenses of the Company.

•

Depending on their personal circumstances, the tax implications for certain categories of Shareholders of holding New Liberty Class A Common Shares, New Liberty Class B Common Shares or New Liberty Class C Common Shares may differ in certain respects from the tax implications of holding Class A Ordinary Shares, Class B Ordinary Shares or Class C Ordinary Shares in the Company. Shareholders are referred to the information in “Part IV (Taxation)” beginning on page 84 of this Document. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized in “Part IV (Taxation)” beginning on page 84 of this Document may not apply to all holders of Liberty Shares and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Liberty Shares in light of your particular situation.

The New Liberty Bye-laws, in substantially the form attached to this Document as Annex A, will govern New Liberty after the Effective Date.

11.	Listing and Trading

Application will be made for the New Liberty Class A Common Shares, the New Liberty Class B Common Shares and the New Liberty Class C Common Shares to be listed on Nasdaq under the symbols “LBTYA”, “LBTYB” and “LBTYK”, respectively, the same symbols under which the Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, are currently listed. It is expected that when the New Liberty Shares will be issued, their listing will become effective and that trading will commence on [●], 2023.

If all the conditions to the Scheme are satisfied (or, to the extent permitted by applicable law, waived), Liberty Global intends to seek the delisting of the Liberty Shares from Nasdaq with effect from the close of trading on Nasdaq on the trading day immediately preceding the Effective Date. The last day of trading in Liberty Shares is expected to be [●], 2023, except in the case of shares held through the Corporate Sponsored Nominee Service and/or transferring such shares by means of DTC, for which the last trading day is expected to be the Wednesday one week prior to the Effective Date. The last time for registration of transfers of Liberty Shares is expected to be [●] p.m. New York City time ([●] p.m. London time) on [●], 2023. Trading in New Liberty Shares to be issued pursuant to the Scheme is expected to commence on [●], 2023.

These dates may be deferred if it is necessary to adjourn any of the Meetings required to approve the Scheme as described in this Document or there is any delay in obtaining the Court’s sanction of the Scheme or the Liberty Global Reduction of Capital. In the event of a delay, the application for cancellation of the Liberty Shares will be deferred so that the admission of the Liberty Shares will not be cancelled until immediately prior to the Effective Date.

12.	Settlement

In the Scheme, New Liberty will issue the New Liberty Shares to all holders of Liberty Shares as of the Scheme Record Time and all holders of Liberty Shares will be issued New Liberty Shares on a one-for-one basis to the holdings of Scheme Shares of the Scheme Shareholders. Accordingly, Shareholders will cease to own Liberty Shares and instead will own the equivalent class of New Liberty Shares.

If you are a registered holder (i.e., a shareholder of record) of Scheme Shares held in certificated form, you are not required to immediately return your existing Liberty Global share certificates, but you will not automatically be issued new certificates representing your New Liberty Shares. You will, however, be required to return your Liberty Global share certificates to the Transfer Agent at or before the time you decide to transfer your New Liberty Shares to another party, including when depositing your New Liberty Shares into DTC or should you prefer to be in receipt of New Liberty share certificates.

If you are a holder of Liberty Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC, you will not be required to take any further action. Your ownership of New Liberty Shares will be recorded in book-entry form by your broker and, unless otherwise advised by your broker, without the need for any additional action on your part.

Mandates

All instructions in force at the Effective Date relating to notices and other communications will, unless and until varied or revoked, be deemed from the Effective Date to be valid and effective mandates or instructions to New Liberty in relation to the corresponding holding of New Liberty Shares.

General

All documents and checks sent by or to Scheme Shareholders, or as such persons shall direct, will be sent at their own risk and will be sent by post either to the holder’s address as set out on the Company’s shareholder register at the Scheme Record Time or to such other address of the holder as is notified as a change of address in writing by a Shareholder to the Company prior to the Effective Date and, in the case of joint holders, to the joint holder whose name stands first in such register in respect of the joint holdings concerned.

The Company and New Liberty have confirmed that, except as provided for in the Scheme, settlement of the New Liberty Shares will be implemented in full without regard to any lien, right of set-off, counter claim or other analogous right to which the Company or New Liberty may be, or claim to be, entitled against such Shareholder.

13.	Legal, regulatory and tax impact of the Proposal

A summary of key legal and regulatory consequences resulting from New Liberty being incorporated in Bermuda as compared to the Company which is incorporated in England and Wales, is set out in “Part V (Additional Information)” beginning on page 94 of this Document.

A summary of certain aspects of the U.K., U.S. and Bermuda taxation consequences of the Scheme and the holding and disposing of New Liberty Shares is set out in “Part IV (Taxation)” beginning on page 83 of this Document. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized in “Part IV (Taxation)” beginning on page 83 of this Document may not apply to all holders of Liberty Shares and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Liberty Shares in light of your particular situation.

14.	Costs of the Proposal

The total costs and expenses payable in connection with the Scheme are not material to the Company and will be paid by Liberty Global. No expenses will be charged directly to the Shareholders.

15.	Overseas Shareholders

The release, publication or distribution of this Document in, into or from jurisdictions other than the United Kingdom, the United States or Bermuda may be restricted by law. Any person who is subject to the law of any jurisdiction other than the United Kingdom, the United States or Bermuda should inform themselves of, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom, the United States or Bermuda to vote their Liberty Shares with respect to the Scheme at the Meetings, or to appoint another person as proxy to vote at the Meetings on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. Any failure to comply with applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Scheme disclaim any responsibility or liability for the violation of such restrictions by any person. This Document has been prepared for the purposes of complying with English law, the proxy solicitation rules under the U.S. Exchange Act and the listing standards of Nasdaq, and the information disclosed herein may not be the same as that which would have been disclosed if this Document had been prepared in accordance with the laws and regulations of other jurisdictions.

Unless otherwise determined by Liberty Global and permitted by applicable laws and regulations, this Document will not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction or any other jurisdiction where to do so would violate the laws of that jurisdiction, and no person may vote in favor of the Scheme, the matters presented at the General Meeting or the matters presented at the Shareholders Meeting by any use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this Document will not be and must not be mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction, and persons receiving this Document (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send it in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction.

In any case where an Overseas Shareholder is resident, located or has a registered address in a Restricted Jurisdiction or where New Liberty is advised, or otherwise reasonably believes, that the issue of New Liberty Shares to an Overseas Shareholder would or might violate the laws of any jurisdiction outside the United Kingdom, the United States or Bermuda, or would or might require Liberty Global or New Liberty to obtain or observe any governmental or other consent or any registration, filing or other formality (including ongoing requirements) with which Liberty Global or New Liberty is unable to comply, or which Liberty Global or New Liberty regards as unduly onerous, (a) the Company may, subject to the amendment of the Articles pursuant to the Articles Amendment Resolution, (unless such member satisfies the Company that no such violation or requirement would apply), in its sole discretion, appoint any person to execute as transferor an instrument of transfer transferring, prior to the Scheme Record Time, the Scheme Shares held by such holder to a nominee to hold such Scheme Shares in trust for that holder, on terms that the nominee shall sell the New Liberty Shares that it receives pursuant to the Scheme in respect of such Scheme Shares as soon as practicable following the Effective Date or (b) allot and issue the New Liberty Shares due to the relevant Scheme

Shareholder pursuant to the Scheme to a nominee appointed by New Liberty as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder, provided in each case that any such sale shall be at the best price which can reasonably be obtained at the time of such sale and that the proceeds of such sale (net of the expenses of sale including commissions and value added tax) shall be paid to such member by delivering a check to such member in accordance with the provisions of Clause 4 of the Scheme.

THIS DOCUMENT DOES NOT CONSTITUTE, AND MAY NOT BE USED FOR THE PURPOSES OF, AN OFFER TO SELL OR AN INVITATION OR THE SOLICITATION OF AN OFFER TO SUBSCRIBE FOR OR BUY ANY NEW LIBERTY SHARES BY ANY PERSON IN ANY RESTRICTED JURISDICTION. NO ACTION HAS BEEN OR WILL BE TAKEN IN ANY JURISDICTION BY ANY SUCH PERSON THAT WOULD PERMIT A PUBLIC OFFERING OF NEW LIBERTY SHARES IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED, NOR HAS ANY SUCH ACTION BEEN TAKEN WITH RESPECT TO THE POSSESSION OR DISTRIBUTION OF THIS DOCUMENT OTHER THAN IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. NONE OF LIBERTY GLOBAL, NEW LIBERTY OR THEIR RESPECTIVE ASSOCIATES, DIRECTORS, OFFICERS, AGENTS OR ADVISORS ACCEPTS ANY RESPONSIBILITY FOR ANY VIOLATION OF ANY OF THESE RESTRICTIONS BY ANY OTHER PERSON.

The availability of New Liberty Shares under the Scheme to Shareholders who are not resident in the United Kingdom, the United States or Bermuda may be affected by the laws of the relevant jurisdictions in which they are resident. Persons who are not resident in the United Kingdom, the United States or Bermuda should inform themselves of, and observe, any applicable legal or regulatory requirements.

Shareholders in the United States

The cancellation of the Scheme Shares and the allotment and issue of the New Liberty Shares relate to shares of a company incorporated in England and Wales and a Bermuda company, respectively, and are proposed to be effected by means of a scheme of arrangement under Part 26 of the Companies Act.

The issuance of the New Liberty Shares to Scheme Shareholders in connection with the Redomiciliation will not be registered under the U.S. Securities Act or under the securities laws of any state or other jurisdiction of the United States. Section 3(a)(10) of the U.S. Securities Act provides an exemption for securities issued in exchange for one or more outstanding securities from the general requirement of registration where, among other things, the terms and conditions of such issuance and exchange have been approved by a court of competent jurisdiction after a hearing upon the fairness of the terms and conditions thereof at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. Liberty Global will advise the Court that its sanctioning of the Scheme at the Court Hearing will be relied upon by Liberty Global as a court approval for the purpose of qualifying for the exemption from the registration requirements of the U.S. Securities Act described above. In determining whether it is appropriate to sanction the Scheme, the Court will consider at the Court Hearing whether the terms and conditions of the Scheme are fair to Liberty Global Shareholders. The Court will fix the date and time for the Court Hearing, which is expected to be held on [●], 2023. The New Liberty Shares issued to Liberty Global Shareholders in connection with the Redomiciliation will be freely transferable, except for certain restrictions, as follows.

•

Persons who were at the Effective Date, or were within 90 days prior to the Effective Date, “affiliates” of Liberty Global under the U.S. Securities Act will be permitted to sell New Liberty Shares received pursuant to the Redomiciliation in the manner permitted by Rule 144 under the U.S. Securities Act.

•	Persons whose Liberty Global Shares bear one or more legends restricting transfer will receive New Liberty Shares that are subject to the same restrictions.

•

In computing the holding period of their New Liberty Shares for the purposes of Rule 144(d) under the U.S. Securities Act, holders of New Liberty Shares should be permitted to “tack” the holding period of their Liberty Global Shares held prior to the Effective Date.

Persons who may be deemed to be affiliates of Liberty Global and/or New Liberty for these purposes generally include individuals or entities that control, are controlled by or are under common control with, Liberty Global and/or New Liberty and generally would not be expected to include Shareholders who are not executive officers, directors or significant Shareholders of Liberty Global and/or New Liberty.

We have not filed a registration statement with the SEC covering any resales of the New Liberty Shares to be received by Liberty Global Shareholders pursuant to the Redomiciliation. New Liberty intends to file certain post-effective amendments to Liberty Global’s existing effective registration statements concurrently with the completion of the Redomiciliation.

Upon the consummation of the Redomiciliation, the New Liberty Shares will be deemed to be registered under Section 12(b) of the U.S. Exchange Act, by virtue of Rule 12g-3 thereunder, without the filing of any U.S. Exchange Act registration statement.

16.	Action to be Taken

ALL LIBERTY GLOBAL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETINGS AT WHICH THEY ARE ENTITLED TO VOTE. IT IS IMPORTANT THAT, FOR THE COURT MEETINGS IN PARTICULAR, AS MANY VOTES AS POSSIBLE ARE CAST BY SHAREHOLDERS SO THAT THE COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF YOUR VIEWS. YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER AND CLASS OF LIBERTY SHARES YOU OWN. TO MAKE SURE YOUR LIBERTY SHARES ARE REPRESENTED AT THE MEETINGS, PLEASE SUBMIT YOUR PROXY OR YOUR INSTRUCTIONS TO YOUR BANK, BROKER OR OTHER NOMINEE AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETINGS. YOU MAY SUBMIT YOUR PROXY EITHER OVER THE INTERNET OR BY SIGNING, DATING AND RETURNING THE APPLICABLE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES, PLEASE CONTACT INNISFREE, OUR PROXY SOLICITOR, BY CALLING +1(877) 825-8906 (WITHIN THE U.S. AND CANADA) OR +1(412) 232-3651. BANKS AND BROKERS MAY CALL +1(212) 750-5833.

17.	Impact of the Scheme on the Outstanding Debt Securities and Existing Bank Credit Facilities of the Liberty Global Group

The outstanding debt securities and existing bank credit facilities of the Liberty Global Group will remain in place following the Effective Date. Liberty Global is not a borrower or guarantor under any of these debt securities or credit facilities and following the Redomiciliation, New Liberty will not be a guarantor or an additional borrower under these facilities.

18.	Accounting Treatment of the Scheme

Historical cost basis accounting, rather than acquisition method accounting, will be applied to the Scheme under U.S. generally accepted accounting principles. Given that, for accounting purposes, there will be no change in control and the Shareholders will be in the same economic position immediately before and after the Redomiciliation, and because the Redomiciliation will be accounted for as an internal reorganization of entities under common control, there will be no revaluation of Liberty Global’s assets and liabilities.

19.	Further Information

Your attention is drawn to the letter from your Chief Executive Officer, President and Vice Chairman of the Board set out in this Document, the full text of the Scheme (which is set out in “Part III (The Scheme of Arrangement)” of this Document) and the additional information set out in “Part V (Additional Information)” beginning on page 94 of this Document.

PART II

CONDITIONS TO AND FURTHER TERMS OF THE SCHEME

The implementation of the Scheme is conditional upon:

(a)

the Scheme having been approved by a majority in number who represent 75 percent or more in value of the Class A Ordinary Shares held by Scheme Shareholders (as defined in the Scheme) present and voting, either in person or by proxy, at the Class A Court Meeting;

(b)

the Scheme having been approved by a majority in number who represent 75 percent or more in value of the Class B Ordinary Shares held by Scheme Shareholders present and voting, either in person or by proxy, at the Class B Court Meeting;

(c)

the Scheme having been approved by a majority in number who represent 75 percent or more in value of the Class C Ordinary Shares held by Scheme Shareholders present and voting, either in person or by proxy, at the Class C Court Meeting;

(d)	all Scheme Resolutions proposed at the General Meeting having been approved by the requisite majority;

(e)

the directors having not resolved to abandon the Scheme prior to the Court Order approving the Scheme (the directors have discretion to determine that the Scheme should no longer proceed if they consider that it is no longer in the best interests of the Company and the Shareholders as a whole);

(f)

obtaining all statutory, regulatory or governmental consents, licenses, confirmations, clearances (including, but not limited to, any foreign investment clearances), permissions and/other approvals required in connection with the Scheme under applicable laws in the United Kingdom, the United States, Bermuda and the various countries in which we do business in and/or hold our interests in on terms reasonably acceptable to the Board;

(g)	the New Liberty Shares to be issued pursuant to the Scheme having been authorized for listing on Nasdaq, subject to official notice of issuance;

(h)

the approval (with or without modification) of the Scheme and the confirmation of the Liberty Global Reduction of Capital by the Court as described in “Part I (Explanatory Statement) — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — Court Approval” on page 64 of this Document;

(i)	the delivery of a copy of the Court Order and the related statement of capital is to the Registrar of Companies for registration; and

(j)	at the Effective Date, there being no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme or related transactions.

The Board will not take the necessary steps to enable the Scheme to become effective unless, at the relevant time, all of the conditions to the Scheme have been satisfied (or if not satisfied, to the extent permitted by applicable law, waived by the Board) and, at the relevant time, the Board believes that the Scheme continues to be in the best interests of Liberty Global and the Shareholders that the Scheme be implemented.

The Court Hearing (at which it is proposed that the Court will approve the Scheme and confirm the Liberty Global Reduction of Capital) is expected to be held on [●], 2023. All Scheme Shareholders have the right to attend the Court Hearing themselves, or be represented by counsel, and shareholders or creditors who wish to object to the Liberty Global Reduction of Capital will be informed by advertisement in a newspaper with national distribution in the United Kingdom of their right to appear in person, or be legally represented, at the Court Hearing. The Court Hearing may be conducted remotely via the internet. If you are interested in attending the Court Hearing whether in person or remotely via the internet, you are directed to the Business and Property Courts Rolls Building Cause List at www.justice.gov.uk for details of how to do so. The time of the Court Hearing and information on how to attend will be updated on the Court’s website after 11:30 a.m. New York City time (4:30 p.m. London time) on the business day before the Court Hearing.

If the Scheme is approved by the Court and the Conditions are satisfied, the Scheme is expected to become effective on [●], 2023 and trading in New Liberty Shares to be issued pursuant to the Scheme is expected to commence on the same day.

The Scheme contains a provision for Liberty Global and New Liberty jointly to consent, on behalf of all persons concerned, to any modification of or addition to the Scheme, or to any condition that the Court may think fit to approve or impose. The Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme which might be material to the interests of Scheme Shareholders unless the Scheme Shareholders were informed of any such modification, addition or condition. It will be a matter for the Court to decide, in its discretion, whether or not the consent of Scheme Shareholders should be sought at a further meeting. Similarly, if a modification, addition or condition is put forward which, in the opinion of the directors, is of such a nature or importance as to require the consent of the Scheme Shareholders at a further meeting, the directors will not take the necessary steps to enable the Scheme to become effective unless and until such consent is obtained.

The Board does not intend to modify (or if not satisfied, to the extent permitted by applicable law, waive) any of these or any other conditions unless it determines that the Scheme is in the best interests of Liberty Global and the Scheme Shareholders despite the condition(s) not being satisfied in whole or in part. Notwithstanding the foregoing, the Board reserves the right to delay or abandon the Scheme and the Redomiciliation at any time, including after Shareholder approval has been obtained at the Meetings. See “Risk Factors — Risks Associated with the Redomiciliation — The Board may choose to delay or abandon the Scheme and the Redomiciliation at any time prior to the Effective Date” on page 39 of this Document.

PART III

THE SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE	Claim No. [●]

BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES

COMPANIES COURT (ChD)

IN THE MATTER OF LIBERTY GLOBAL PLC

and

IN THE MATER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

LIBERTY GLOBAL PLC

and

THE HOLDERS OF SCHEME SHARES

(as hereinafter defined)

A.	In this Scheme of Arrangement, unless the context otherwise requires, the following expressions shall bear the following meanings:

“2005 Director Incentive Plan”	the Liberty Global, Inc. 2005 Nonemployee Director Incentive Plan;

“2005 Equity Incentive Plans”	the 2005 Director Incentive Plan and the 2005 Incentive Plan;

“2005 Incentive Plan”	the Liberty Global, Inc. 2005 Incentive Plan (as amended and restated effective June 7, 2013);

“2010 Virgin Media Plan”	the Virgin Media Inc. 2010 Stock Incentive Plan (as amended and restated effective June 7, 2013);

“2014 Director Incentive Plan”	the Liberty Global 2014 Nonemployee Director Incentive Plan;

“2014 Equity Incentive Plans”	the 2014 Director Incentive Plan and the 2014 Incentive Plan;

“2014 Incentive Plan”	the Liberty Global 2014 Incentive Plan (amended and restated effective June 11, 2019);

“Articles”	the articles of association of the Company, as amended from time to time;

“Bermuda Companies Act”	the Companies Act 1981 of Bermuda, as may be amended or replaced from time to time;

“business day”	a day (excluding a Saturday, Sunday, public or bank holiday) on which banks generally are open for business in the City of London and New York for the transaction of normal banking business;

“certificated” or “in certificated form”	not in uncertificated form (that is, not held in DTC);

“Class A Court Meeting”	the meeting of the holders of Class A Ordinary Shares convened by order of the Court pursuant to Part 26 of the Companies Act for [●], 2023 to consider and, if thought fit, approve the Scheme, and any adjournment or postponement thereof, notice of which is set out in “Part VI (Notice of Class A Court Meeting)” of this Document;

“Class A Ordinary Shares”	the Class A Ordinary Shares of $0.01 each in the capital of the Company;

“Class B Court Meeting”	the meeting of the holders of Class B Ordinary Shares convened by order of the Court pursuant to Part 26 of the Companies Act for [●], 2023 to consider and, if thought fit, approve the Scheme, and any adjournment or postponement thereof, notice of which is set out in “Part VII (Notice of Class B Court Meeting)” of this Document;

“Class B Ordinary Shares”	the Class B Ordinary Shares of $0.01 each in the capital of the Company;

“Class C Court Meeting”	the meeting of the holders of Class C Ordinary Shares convened by order of the Court pursuant to Part 26 of the Companies Act for [●], 2023 to consider and, if thought fit, approve the Scheme, and any adjournment or postponement thereof, notice of which is set out in “Part VIII (Notice of Class C Court Meeting)” of this Document;
“Class C Ordinary Shares”	the Class C Ordinary Shares of $0.01 each in the capital of the Company;

“Company” or “Liberty Global”	Liberty Global plc, a public limited company incorporated in England and Wales with registered number 08379990;

“Companies Act”	the United Kingdom Companies Act 2006 and any statutory modification or re-enactment thereof for the time being in force;

“Court”	the High Court of Justice of England and Wales;

“Court Hearing”	the hearing by the Court of the application to sanction the Scheme;

“Court Meetings”	the Class A Court Meeting, Class B Court Meeting and / or the Class C Court Meeting;

“Document”	the joint proxy statement and scheme circular document published by the Company in connection with this Scheme, together with all information incorporated by reference herein;

“DTC”	the relevant system to facilitate the transfer of title to shares in uncertificated form in respect of which the Depository Trust Company is the operator;

“Effective Date”	the day when the Scheme becomes effective, expected to be on [●], 2023;

“Exchange Agent”	Computershare Trust Company, N.A., the exchange agent in connection with the Scheme;

“holder”	a registered holder (including any person(s) entitled by transmission);

“Liberty Equity Incentive Plans”	the 2014 Equity Incentive Plans and the Prior Equity Incentive Plans;

“Liberty Global Reduction of Capital”	the reduction of the Company’s share capital associated with the cancellation and extinguishment of the Scheme Shares provided for by Clause 1 of the Scheme and under Chapter 10 of Part 17 of the Companies Act;

“Liberty Global Shareholder”	a holder of Liberty Shares;

“Liberty Shares”	Class A Ordinary Shares, Class B Ordinary Shares and/or Class C Ordinary Shares;

“New Liberty”	Liberty Global Ltd., a new company formed as an exempted company limited by shares incorporated under the Bermuda Companies Act;

“New Liberty Class A Common Shares”	the Class A Common Shares, par value $0.01 per share, of New Liberty;

“New Liberty Class B Common Shares”	the Class B Common Shares, par value $0.01 per share, of New Liberty;

“New Liberty Class C Common Shares”	the Class C Common Shares, par value $0.01 per share, of New Liberty;

“New Liberty Shares”	New Liberty Class A Common Shares, New Liberty Class B Common Shares and/or New Liberty Class C Common Shares;

“New Shares”	such number of new ordinary shares of Liberty Global equal to the number of Scheme Shares cancelled pursuant to the Liberty Global Reduction of Capital to be created immediately following the Liberty Global Reduction of Capital and to be issued credited as fully paid to New Liberty pursuant to the Scheme;

“Prior Equity Incentive Plans”	the 2005 Equity Incentive Plans, the 2010 Virgin Media Plan and the Virgin Media Sharesave Plan;

“Registrar of Companies”	the Registrar of Companies in England and Wales;

“Scheme” or “Scheme of Arrangement”	the scheme of arrangement proposed to be made under Part 26 of the Companies Act between the Company and the holders of Scheme Shares, with or subject to any modification, addition or condition approved or imposed by the Court;

“Scheme Record Time”	the record time for participating in the Scheme, expected to be [●] p.m. New York City time ([●] p.m. London time) on [●], 2023, being the business day immediately preceding the Effective Date;

“Scheme Shareholders”	the holders of Scheme Shares from time to time;

“Scheme Shares”

(a)   the Liberty Shares in issue at the date of the Document;

(b)   any Liberty Shares issued after the date of the Document and before the Scheme Voting Record Time; and

(c)   any Liberty Shares issued at or after the Scheme Voting Record Time and prior to the Scheme Record Time, on terms that the holder shall be bound by this Scheme,

and in each case (where the context requires) remaining in issue at the Scheme Record Time and in each case excluding any Liberty Shares held by New Liberty;

“Scheme Voting Record Time”	[●] p.m. New York City time ([●] p.m. London time) on [●], 2023 or, if a Meeting is adjourned by 48 hours or more, the close of business on the day which is not less than 10 days before the date fixed for the adjourned Meeting or, if the Company gives notice of the adjourned Meeting and an entitlement time is specified in that notice, the time specified in that notice;

“uncertificated” or “in uncertificated form”	recorded on the relevant register as being held in uncertificated (i.e., book-entry) form, in the name of Cede & Co., and beneficial title to which may, by virtue of the DTC regulations, be transferred by means of DTC;

“United Kingdom” or “U.K.”	the United Kingdom of Great Britain and Northern Ireland; and

“Virgin Media Sharesave Plan”	the Virgin Media Inc. 2015 Sharesave Plan.

B.	In this Scheme, unless the context otherwise requires or otherwise expressly provides:

(a)	references to Clauses and Sub-Clauses are references to the Clauses and Sub-Clauses respectively of this Scheme;

(b)	references to a “person” include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;

(c)	references to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;

(d)

references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;

(e)	the singular includes the plural and vice versa and words importing one gender shall include all genders;

(f)	headings to Parts, Clauses and Sub-Clauses are for ease of reference only and shall not affect the interpretation of this Scheme;

(g)	to the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the other parts of this Document then the terms of this Scheme shall prevail; and

(h)	references to “$” mean the lawful currency of the United States.

C.

The issued share capital of the Company as of [●], 2023, the last practicable date prior to the date of this Scheme is $[●] divided into [●] Class A Ordinary Shares, [●] Class B Ordinary Shares and [●] Class C Ordinary Shares.

D.	Awards in respect of [●] Liberty Shares have been granted pursuant to the Liberty Equity Incentive Plans and remain unexercised as of [●], 2023.

E.

New Liberty has been incorporated in Bermuda as an exempted limited by shares under the Bermuda Companies Act for the specific purpose of carrying on the existing business of the Company upon this Scheme becoming effective and being implemented in accordance with its terms.

F.

The authorized share capital of New Liberty at the Effective Date will be $[●] of aggregate nominal value, of which approximately $[●] will be utilized to issue [●] New Liberty Class A Common Shares, par value $0.01 per share, [●] New Liberty Class B Common Shares, par value $0.01 per share and [●] New Liberty Class C Common Shares, par value $0.01 per share, as corresponds to the respective number of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares cancelled pursuant to this Scheme. The remaining portion of the aggregate nominal value will be allocated by the New Liberty Board from time.

G.

New Liberty has agreed to appear by counsel at the Court Hearing to consent to this Scheme and to undertake to be bound thereby and to execute and do or procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme including (without limitation) the allotment of New Liberty Shares to the Scheme Shareholders.

THE SCHEME

1.	Cancellation of Scheme Shares

(a)	The issued share capital of the Company shall be reduced by cancelling and extinguishing the Scheme Shares.

(b)

Immediately upon the cancellation of the Scheme Shares referred to in Clause 1(a) taking effect, the Company shall be re-registered as a private company pursuant to section 651 of the Companies Act and the Articles shall be amended accordingly.

(c)

Subject to the issue of New Liberty Shares pursuant to Clause 2 and immediately upon the re-registration of the Company as a private company referred to in Clause 1(b) taking effect, and notwithstanding anything to the contrary in the Articles:

(i)

the share capital of the Company shall be increased to its former amount by the creation of such number of New Shares as will have an aggregate nominal value equal to the aggregate nominal value of Scheme Shares cancelled pursuant to Clause 1(a); and

(ii)

the Company shall apply the credit arising in its books of account as a result of such reduction of capital in paying up, in full at par, the New Shares created pursuant to Clause 1(c)(i) and shall allot and issue the same, credited as fully paid up, to New Liberty and/or its nominee or nominees.

2.	Consideration for cancellation of the Scheme Shares

Simultaneously with the cancellation and extinguishment of the Scheme Shares pursuant to Clause 1(a) taking effect, and in consideration for the cancellation and extinguishment of the Scheme Shares and the allotment and issue of the New Shares, New Liberty shall, subject to the remaining provisions of this Clause 2 and to the provisions of Clauses 3, 4, 5 and 6, allot and issue (credited as fully paid) New Liberty Shares to the Scheme Shareholders on the basis of one New Liberty Class A Common Share for each Class A Ordinary Share held at the Scheme Record Time, one New Liberty Class B Common Share for each Class B Ordinary Share held at the Scheme Record Time and one New Liberty Class C Common Share for each Class C Ordinary Share held at the Scheme Record Time.

3.	Allotment and issue of New Liberty Shares

(a)

The New Liberty Shares to be issued pursuant to Clause 2 shall rank pari passu with respect to all dividends or distributions made, paid or declared after the Effective Date on the share capital of New Liberty.

(b)

Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder who New Liberty reasonably believes is a citizen, resident or national of any jurisdiction outside the U.K., the U.S. or Bermuda New Liberty is advised that the allotment and issue of New Liberty Shares pursuant to Clause 2 would, or might, infringe the laws of any jurisdiction outside the U.K., the U.S. or Bermuda or would, or might, require New Liberty to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of New Liberty, it would be unable to comply or compliance with which it regards as unduly onerous, then New Liberty may in its sole discretion determine that no such New Liberty Shares shall be allotted and issued to such Scheme Shareholder under Clause 2 but instead such shares shall be allotted and issued to a nominee appointed by New Liberty as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder at the best price which can reasonably be obtained and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any taxes or duties payable) shall be paid to such Scheme Shareholder in accordance with the provisions of Clause 4. In the absence of bad faith or willful default, none of the Company, New Liberty and any broker or agent of either of them shall have any liability for any loss arising as a result of the timing or terms of any such sale.

4.	Certificates and payments

(a)	At the Effective Date, New Liberty shall allot and issue all New Liberty Shares which it is required to allot and issue to give effect to this Scheme.

(b)

For Scheme Shareholders holding Scheme Shares in certificated form, the delivery of new share certificates in respect of New Liberty Shares allotted and issued to such Scheme Shareholders will be subject to customary exchange procedures established by the Exchange Agent. Scheme Shareholders are not required to return their existing Company share certificates but will not be automatically issued with a new certificate representing their New Liberty Shares. Scheme Shareholders will, however, be required to return their Company share certificate(s) to the Exchange Agent at or before the time they decide to transfer their New Liberty Shares to another party, including when depositing into the DTC or should they prefer to be in receipt of a New Liberty Share certificate.

(c)

Not later than 14 days following the sale of any relevant New Liberty Shares pursuant to Clause 3(b), New Liberty shall procure that the nominee referred to in Clause 3(b) shall account for the cash payable by dispatching to the persons respectively entitled thereto checks by post.

(d)	In the event that any Scheme Share certificates shall have been lost, stolen or destroyed, upon the relevant Scheme Shareholder’s compliance with the replacement requirements established by the

Exchange Agent, including, if necessary, the posting by the relevant Scheme Shareholder of a bond in customary amount as indemnity against any claim that may be made against it with respect to the lost, stolen or destroyed Scheme Share certificate, the Exchange Agent shall provide in exchange for the lost, stolen or destroyed Scheme Share certificate the applicable New Liberty Shares certificate with respect to the New Liberty Shares allotted and issued to such Scheme Shareholder.

(e)

All deliveries of notices and/or all checks required to be sent pursuant to Clause 4(c) shall be sent through the post in pre-paid envelopes addressed to the persons respectively entitled thereto at their respective addresses appearing in the register of members of the Company at the Scheme Record Time (or, in the case of joint holders, to the address of that one of the joint holders whose name stands first in the register in respect of the joint holding) or in accordance with any special instructions regarding communications received at the registered office of the Company before the Scheme Record Time.

(f)

None of the Company, New Liberty, any nominee referred to in Clause 3(b) or any agent of any of them shall be responsible for any loss or delay in transmission of certificates or checks sent in accordance with this Clause 4.

(g)

All checks shall be made payable to the holder of the Scheme Shares concerned (except, in the case of joint holders, the Company reserves the right to make such checks payable to that one of the joint holders whose name stands first in the register of members of the Company) and the encashment of any such check shall be a complete discharge of New Liberty for the moneys represented thereby.

(h)	This Clause 4 shall be subject to any prohibition or condition imposed by law.

5.	Certificates representing Scheme Shares

With effect from and including the Effective Date, all certificates representing holdings of Scheme Shares shall cease to have effect as documents of title to the Scheme Shares comprised therein, and every holder of Scheme Shares shall be bound on the request of the Company to deliver up to the Company the certificate(s) in respect of its, his or her entire holding of Scheme Shares.

As regards the Scheme Shares, appropriate entries will be made in the Company’s register of members with effect from the Effective Date to reflect their cancellation.

6.	Mandated payments and other instructions

Shares and each instruction then in force as to notices and other communications from the Company shall, unless and until varied or revoked, be deemed as from the Effective Date to be a valid and effective mandate or instruction to New Liberty in relation to the corresponding New Liberty Shares to be allotted and issued pursuant to this Scheme.

7.	Effective Date

(a)

This Scheme shall become effective as soon as a copy of the order of the Court sanctioning this Scheme under Part 26 of the Companies Act and confirming the reduction of capital under this Scheme pursuant to section 648 of the Companies Act, together with the statement of capital under section 649 of the Companies Act shall have been duly delivered to the Registrar of Companies for registration.

(b)	Unless this Scheme shall have become effective on or before midnight on [●], 2023 or such later date, if any, as the Company and New Liberty may agree and the Court may allow, it shall lapse.

8.	Governing Law and jurisdiction

This Scheme shall be governed by, and construed in accordance with, the laws of England and Wales and the Scheme Shareholders hereby agree that the Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of this Scheme.

9.	Modification

The Company and New Liberty may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may think fit to approve or impose.

Dated: [●], 2023

PART IV

TAXATION

The following section is a summary guide only to certain U.K., Bermuda and U.S. federal income tax consequences of: (a) the Scheme, and (b) post-Scheme ownership and disposition of New Liberty Shares. This is not a complete analysis of the potential tax effects of the Scheme or the Scheme Resolutions nor will it relate to the specific tax position of all New Liberty Shareholders in all jurisdictions. This summary does not purport to be a legal opinion. You are advised to consult your own tax advisors as to the effects of the Redomiciliation in relevant jurisdictions.

This summary assumes the Redomiciliation (including, but not limited to, the New Liberty Reduction of Capital) will be effected in full, and that New Liberty will be treated as tax resident solely in Bermuda.

Material U.K. Tax Consequences

The following is a general description of certain U.K. tax consequences relating to the cancellation of the Scheme Shares (as defined in the Scheme) and the issue of the New Liberty Shares to Scheme Shareholders (as defined in the Scheme) pursuant to the Redomiciliation (the “Share Restructuring”) and the ownership of New Liberty Shares and is based on current U.K. tax law and Her Majesty’s Revenue & Customs (“HMRC”) published practice (which may not be binding on HMRC), both of which may be subject to change, possibly with retrospective effect. It is for general information only for holders of Scheme Shares who receive New Liberty Shares pursuant to the Redomiciliation. It does not constitute legal or tax advice and does not purport to be a complete analysis of all U.K. tax considerations relating to the Redomiciliation or the New Liberty Shares.

It relates only to persons who are absolute beneficial owners of Scheme Shares and after the Share Restructuring will be absolute beneficial owners of New Liberty Shares and who hold such shares as a capital investment.

It applies only to holders of Scheme Shares and New Liberty Shares who are resident for tax purposes in the United Kingdom at all relevant times (except insofar as express reference is made to the treatment of non-U.K. residents) and, in the case of individuals, who are domiciled in the United Kingdom and to whom “split year” treatment does not apply.

These paragraphs may not relate to certain classes of holders, such as those carrying on certain financial activities, those subject to specific tax regimes or those who are benefiting from certain reliefs or exemptions, persons who are connected with Liberty Global or New Liberty, insurance companies, charities, collective investment schemes, pension schemes, brokers or dealers in securities or persons who hold Scheme Shares or New Liberty Shares otherwise than as an investment, persons who have (or are deemed to have) acquired their Scheme Shares or New Liberty Shares by virtue of an office or employment or who are or have been officers or employees of Liberty Global or New Liberty or any of their affiliates and individuals who are subject to U.K. taxation on the remittance basis or those who (either alone or together with one or more associated persons) control, directly or indirectly, at least 10 percent of the voting rights of any class of share capital in Liberty Global or New Liberty, who may be subject to special rules and this summary does not apply to such holders. These paragraphs do not describe all of the circumstances in which holders may benefit from an exemption or relief from U.K. taxation.

Holders of Scheme Shares are urged to consult their own tax advisors as to the U.K. tax treatment of the Share Restructuring and the ownership of New Liberty Shares in light of their particular situation. In particular, non-U.K. resident or domiciled persons are advised to consider the potential impact of any relevant double tax agreements.

If you are resident or otherwise subject to tax in any jurisdiction other than the United Kingdom or if you are in any doubt as to your tax position, you should consult an appropriate professional advisor. U.S. Holders should refer to “Part IV (Taxation) — Material U.S. Federal Income Tax Consequences” beginning on page 87 of this Document.

The Redomiciliation

Liberty Global and New Liberty expect to receive a written opinion of Shearman & Sterling (London) LLP, dated on or about the Effective Date and subject to certain qualifications and limitations set forth therein, to the effect that, (a) the Share Restructuring should qualify as a “scheme of reconstruction” for the purposes of Section 136 of the U.K. Taxation of Chargeable Gains Act 1992 (the “TCGA”), and (b) for the purposes of U.K. taxation of chargeable gains the Redomiciliation should not be treated as involving the disposal by holders of their Scheme Shares nor their acquisition of the relevant New Liberty Shares, such that the relevant Scheme Shares and New Liberty Shares are treated for those purposes as the same assets acquired as the Scheme Shares were acquired.

The opinion of Shearman & Sterling (London) LLP will rely upon the accuracy of certain statements and representations of Liberty Global and New Liberty and their compliance with certain undertakings and is subject to the limitations referred to in such opinion. If any of those statements or representations is incorrect or untrue or any of those undertakings is not complied with, or if the facts upon which the opinion is based are different from the facts that prevail at the time of the Share Restructuring, the conclusions reached in such opinion and discussed below could be adversely affected. You should be aware that opinions of counsel are not binding on HMRC or a court. Neither Liberty Global nor New Liberty has requested or will request a ruling from HMRC as to the U.K. tax consequences of the Redomiciliation. Thus, there can be no assurance that HMRC will not take a contrary position to the conclusions expressed in the opinion of Shearman & Sterling (London) LLP or those set forth below or that a court in the event of litigation will not agree with a position of HMRC that is contrary to such opinion or one or more of the conclusions expressed below.

Taxation of Chargeable Gains

Individual Holders

The Share Restructuring should be a “scheme of reconstruction” which is generally treated as a reorganization for the purposes of U.K. capital gains tax such that “rollover” treatment is available to an individual holder of Scheme Shares who is within the scope of U.K. capital gains tax to the extent described in this “Part IV (Taxation) — Material U.K. Tax Consequences.” On this basis and subject to the comment below in relation to Section 137 of the TCGA, that holder would not be treated for the purposes of U.K. capital gains tax as having made a disposal of his or her Scheme Shares. Instead, the New Liberty Shares of each relevant class received by that holder would be treated for these purposes as the same asset, acquired at the same time and for the same consideration, as such Scheme Shares of the equivalent class.

Under Section 137 of the TCGA, any holder who holds (either alone or together with other connected persons) more than five percent of, or of any class of, the Scheme Shares will not in any event receive the “rollover” treatment described above if the Redomiciliation has not been effected for bona fide commercial reasons or if it forms part of a scheme or arrangements of which the main purpose, or one of the main purposes, is avoidance of liability to U.K. capital gains tax or U.K. corporation tax. In this case, such a holder will be treated as receiving New Liberty Shares in consideration for the cancellation of its Scheme Shares and as having made a disposal of its Scheme Shares, which may, depending on the particular circumstances of that holder (including the acquisition cost of the Scheme Shares and any available exemptions or reliefs), give rise to a chargeable gain or allowable loss for the purposes of U.K. capital gains tax. No application for clearance has been made to HMRC under Section 138 of the TCGA with respect to this condition.

Scheme Shareholders who are within the scope of U.K. capital gains tax, rather than U.K. corporation tax (as to which, see below), should note that the current rates of U.K. capital gains tax are 10 percent (for basic rate taxpayers) and 20 percent (for higher and additional rate taxpayers). Certain reliefs may, depending on an individual holder’s particular circumstances, be available to reduce or eliminate any U.K. capital gains tax liability, such as the annual exemption and certain tax losses.

Corporate Holders

A corporate holder of Scheme Shares that is within the scope of U.K. corporation tax will be treated in relation to the Scheme Shares and the Share Restructuring in generally the same way and under the same circumstances (including as to “rollover” treatment) as indicated above in relation to U.K. capital gains tax.

The main rate of U.K. corporation tax is 25 percent.

Scope of U.K. Taxation of Chargeable Gains

Holders who are resident in the United Kingdom for tax purposes are within the scope of U.K. capital gains tax (for individual holders) or U.K. corporation tax (for corporate holders). Subject to the paragraph below, non-U.K. resident holders should not be within the scope of U.K. capital gains tax or U.K. corporation tax in relation to their Scheme Shares unless, in the case of an individual holder, he or she carries on a trade, profession or vocation in the United Kingdom through a branch or agency, or, in the case of a corporate holder, it carries on a trade in the United Kingdom through a permanent establishment, to which such Scheme Shares are attributable.

If an individual holder of shares has ceased to be resident within the United Kingdom and he or she makes a disposal of his or her shares during the period of non-residence, such holder may be within the scope of U.K. capital gains tax in respect of such disposal on his or her return to the United Kingdom under certain anti-avoidance rules.

Taxation on Income

The Share Restructuring should not be treated as giving rise to a distribution that would be chargeable to U.K. income tax or U.K. corporation tax on income.

U.K. Stamp Duty and U.K. Stamp Duty Reserve Tax

No U.K. stamp duty or U.K. stamp duty reserve tax will be payable by Scheme Shareholders on the Share Restructuring, including on the issue of New Liberty Shares.

New Liberty Shares

Taxation of Dividends

Withholding Tax

Dividends paid by New Liberty will not be subject to any withholding or deduction for or on account of U.K. tax, irrespective of the residence or particular circumstances of the holder.

Individual Holders

An individual holder of New Liberty Shares who is resident for tax purposes in the United Kingdom, or who carries on a trade, profession or vocation in the United Kingdom through a branch or agency to which the New Liberty Shares are attributable, and receives dividend income in respect of those shares, beyond an annual tax-free dividend allowance, is subject to U.K. income tax at the rate of 8.75 percent for basic rate taxpayers, 33.75 percent for higher rate taxpayers and 39.35 percent for additional rate taxpayers. Whether an individual holder who is liable for U.K. income tax in respect of dividend income is liable for that tax at the basic, higher or additional rate or not will depend on the particular circumstances of that holder. The annual tax-free dividend allowance is £1,000 (and will reduce to £500 with effect from April 6, 2024).

Corporate Holders

A holder within the scope of U.K. corporation tax which is a “small company” for the purposes of Chapter 2 of Part 9A of the CTA will be liable to U.K. corporation tax on distributions received in respect of New Liberty Shares, on the basis that New Liberty will be resident in Bermuda which is not a “qualifying territory” for these purposes.

A holder within the scope of U.K. corporation tax which is not a “small company” for the purposes of Chapter 2 of Part 9A of the CTA will be liable to pay U.K. corporation tax on any dividend it receives in respect of New Liberty Shares unless the dividend falls within one of the exempt classes set out in Chapter 3 of Part 9A of the CTA and certain other conditions are met. Although it is likely that most dividends in respect of New Liberty Shares would fall within one or more of these exempt classes, the exemptions are not fully comprehensive and are also subject to anti-avoidance rules.

If holders are in any doubt as to their tax position, they should consult an appropriate professional advisor.

Taxation of Chargeable Gains

In general, a disposal of New Liberty Shares by a holder who is either resident for tax purposes in the United Kingdom or who, in the case of an individual holder, carries on a trade, profession or vocation in the United Kingdom through a branch or agency or, in the case of a corporate holder, carries on a trade in the United Kingdom through a permanent establishment, to which the New Liberty Shares are attributable may, depending on the holder’s particular circumstances and subject to any available exemption or relief, give rise to a chargeable gain or allowable loss for the purposes of U.K. capital gains tax or U.K. corporation tax. Special rules may apply to individuals who have ceased to be resident for tax purposes in the United Kingdom and who dispose of their New Liberty Shares before becoming once again resident for tax purposes in the United Kingdom.

U.K. Stamp Duty and U.K. Stamp Duty Reserve Tax

Provided that the New Liberty Shares are only registered on a register outside the United Kingdom or the relevant transfer is effected through the systems of DTC, and provided further that no instrument of transfer either is executed in the United Kingdom or relates to any matter or thing done or to be done in the United Kingdom, there will be no U.K. stamp duty or U.K. stamp duty reserve tax payable on the transfer of the New Liberty Shares.

Other U.K. Tax Considerations

The attention of holders within the scope of U.K. tax is drawn to the following provisions.

Controlled Foreign Companies

Under the U.K. “controlled foreign company” provisions contained in Part 9A of the U.K. Taxation (International and Other Provisions) Act 2010, a U.K. resident company having an interest in a company not so resident (such as New Liberty), such that, broadly, 25 percent or more of the company’s chargeable profits for an accounting period could be apportioned to it, may be liable to pay U.K. corporation tax in respect of its share of the company’s profits. These provisions only apply if the company is controlled by U.K. resident persons.

Transfer of Assets Abroad

Chapter 2 of Part 13 of the U.K. Income Tax Act 2007 (the “ITA”) may render U.K. resident individuals liable to U.K. income tax in respect of undistributed income or profits of New Liberty. These provisions apply, broadly speaking, where a U.K. resident person makes a “relevant transfer” to a non-resident person and as a result income from which the individual may benefit becomes payable to that non-resident person, unless one of several exemptions applies (for example, if it would not be reasonable to draw the conclusion, from all the relevant circumstances, that avoiding liability to taxation was the purpose, or one of the purposes, for which the relevant transactions or any of them were effected).

Attribution of Gains to Members of Non-UK Resident Close Companies

Under Section 3 of the TCGA, if a non-U.K. resident company (such as New Liberty) is controlled by a sufficiently small number of persons so as to render it a body corporate that would, were it to have been resident in the United Kingdom, be a “close company” for U.K. tax purposes, then, if certain conditions are satisfied, the chargeable gains of the company may be apportioned and taxed in the hands of any U.K. resident participator in the company if and to the extent that the participator’s indirect share of the gain (including the share of any connected person) exceeds 25 percent. These rules only apply if the gain is connected to avoidance (as defined for the purposes of Section 3 of the TCGA).

Transactions in Securities

Chapter 1, Part 13 of the ITA and Part 15 of the U.K. Corporation Tax Act 2010 may apply if U.K. tax advantages are sought in prescribed conditions.

If holders are in any doubt as to their tax position, they should take independent advice on the potential application of the matters discussed above in light of their own circumstances.

Material Bermuda Tax Consequences

Under current Bermuda law, there are no adverse Bermuda tax consequences for New Liberty or its shareholders of the Redomiciliation or in respect of the New Liberty Shares.

Material U.S. Federal Income Tax Consequences

The following discussion, subject to the limitations set forth below, describes the material U.S. federal income tax consequences to U.S. Holders and non-U.S. Holders (each, as defined below) of their exchange of Liberty Shares for New Liberty Shares in the Redomiciliation and their subsequent ownership and disposition of New Liberty Shares. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder (the “Treasury Regulations”) and judicial and administrative interpretations thereof in each case as in effect and available as of the date of this Document. All of the foregoing is subject to change, which change could apply with retroactive effect and could affect the U.S. federal income tax consequences described below.

This discussion only addresses persons that hold Liberty Shares and will, after the Redomiciliation, hold New Liberty Shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or listing of all potential tax consequences with respect to the Redomiciliation or of the ownership and disposition of New Liberty Shares and does not address all tax consequences that may be relevant to holders. Further, this discussion does not address holders who acquire New Liberty Shares other than in the Redomiciliation or are subject to special treatment under U.S. federal income tax laws, such as:

•

except to the limited extent described below, persons that own (directly, indirectly or through attribution) five percent or more (by vote or value) of either the issued and outstanding shares of Liberty Global or, after the Redomiciliation, the issued and outstanding shares of New Liberty;

•	tax-exempt organizations;

•	banks, financial institutions and insurance companies;

•	regulated investment companies and real estate investment trusts;

•	dealers in stocks and securities;

•	traders or investors who elect the mark-to-market method of accounting;

•	persons who received Liberty Shares from the exercise of employee share options or otherwise as compensation;

•	persons who hold Liberty Shares that are subject to one or more gain recognition agreements in respect of Liberty Global filed with the IRS;

•	persons who hold Liberty Shares or New Liberty Shares in a tax-qualified retirement plan, individual retirement account or other qualified savings account;

•	persons who hold Liberty Shares or New Liberty Shares as part of a hedge, straddle or a constructive sale or conversion transaction or other risk reduction or integrated investment transaction;

•	certain U.S. expatriates; and

•	entities taxable as partnerships for U.S. federal income tax purposes and owners thereof.

This discussion also does not address the effect of any U.S. state or local or non-U.S. tax laws that may apply or the application of the U.S. federal estate and gift tax, the alternative minimum tax or the Medicare tax on net investment income. Further, U.S. Holders that own (directly, indirectly or through attribution) five percent or more of the issued and outstanding shares (by vote or value) of New Liberty immediately following the Redomiciliation (“New Liberty 5% Shareholders”) will be subject to special rules (in addition to those described below) and are urged to discuss the tax consequences of the Redomiciliation and their subsequent ownership and disposition of the New Liberty Shares with their own tax advisors.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Liberty Shares and, after the completion of the Redomiciliation, New Liberty Shares, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Holders of Liberty Shares and, after the completion of the Redomiciliation, New Liberty Shares that are partnerships and partners in such partnerships should consult their own tax advisors regarding the U.S. federal income tax consequences to them of the Redomiciliation and the ownership and disposition of New Liberty Shares. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Liberty Shares and, after the completion of the Redomiciliation, New Liberty Shares, that for U.S. federal income tax purposes is:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust, if: (a) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes, or (b) (i) a U.S. court is able to exercise primary supervision over the administration of the trust and (ii) one or more U.S. persons have the authority to control all substantial decisions of the trust.

A “non-U.S. Holder” is a beneficial owner of Liberty Shares and, after the completion of the Redomiciliation, New Liberty Shares, other than a U.S. holder or an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Material U.S. Federal Income Tax Consequences of the Redomiciliation

Reorganization

The exchange of Liberty Shares for New Liberty Shares in the Redomiciliation is structured to be tax-free to exchanging holders for U.S. federal income tax purposes. More specifically, on or about the day of the Redomiciliation, Liberty Global will be re-registered as a private limited company (the “Conversion”). Liberty Global will make a U.S. federal income tax classification election to be treated as a disregarded entity effective as of one day after the Conversion (the “Check-the-Box Election”). The Redomiciliation, the Conversion and the Check-the-Box Election, taken together (collectively, the “Transactions”), are intended to be treated as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code.

Liberty Global and New Liberty expect to receive a written opinion of Shearman & Sterling LLP, subject to certain qualifications and limitations set forth therein, to the effect that: (a) the Transactions should qualify as a Section 368(a) reorganization, and (b) holders that exchange their Liberty Shares for New Liberty Shares in the Redomiciliation should not recognize any gain or loss for U.S. federal income tax purposes solely as a result of such exchange.

The opinion of Shearman & Sterling LLP will rely upon the accuracy of certain statements and representations of Liberty Global and New Liberty and their compliance with certain undertakings and is subject to the limitations referred to in such opinion. If any of those statements or representations is incorrect or untrue or any of those undertakings is not complied with, or if the facts upon which the opinion is based are different from the facts that prevail at the time of the Redomiciliation, the conclusions reached in such opinion and discussed below could be adversely affected. You should be aware that opinions of counsel are not binding on the IRS or a court. Neither Liberty Global nor New Liberty has requested or will request a ruling from the IRS as to the U.S. federal income tax consequences of the Redomiciliation. Thus, there can be no absolute assurance that the IRS will not take a contrary position to the conclusions expressed in the opinion of Shearman & Sterling LLP or those set forth below or that a court in the event of litigation will not agree with a position of the IRS that is contrary to such opinion or one or more of the conclusions expressed below.

The remainder of this discussion assumes that the Transactions qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

U.S. Holders

A U.S. Holder should not recognize any gain or loss solely as a result of the exchange of Liberty Shares for New Liberty Shares in the Redomiciliation. The tax basis of the New Liberty Shares received in exchange for Liberty Shares should be equal to the holder’s tax basis in its Liberty Shares. The holding period for the New Liberty Shares received in the Redomiciliation should include the holding period for the Liberty Shares surrendered in the Redomiciliation.

U.S. Holders that hold their Liberty Shares with differing tax bases or holding periods are urged to consult their own tax advisors with regard to identifying the tax bases and holding periods of the particular New Liberty Shares received in the Redomiciliation.

Further, a New Liberty 5% Shareholder should not be required to file a “gain recognition agreement” (“GRA”) with the IRS in respect of the exchange of Liberty Shares for New Liberty Shares in the Redomiciliation. However, the Treasury Regulations governing GRAs are complex and New Liberty 5% Shareholders may want to consult their own tax advisors with respect to the obligation and merits of filing a GRA with the IRS, including on a protective basis.

Non-U.S. Holders

A non-U.S. Holder generally should not be subject to U.S. federal income or withholding tax on gain realized, if any, on the receipt of New Liberty Shares in exchange for its Liberty Shares.

Material U.S. Federal Income Tax Consequences for U.S. Holders of New Liberty Shares

Taxation of Cash Distributions on New Liberty Shares

General

If cash distributions are made on New Liberty Shares, subject to the discussion below under “Part IV (Taxation) — Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences for U.S. Holders of New Liberty Shares — Passive Foreign Investment Company Status” beginning on page 91 of this Document, the gross amount of any such cash distributions by New Liberty on New Liberty Shares will be taxable to U.S. Holders as dividend income to the extent of New Liberty’s earnings and profits (as determined for U.S. federal income tax purposes) or if no such determination can be made because of a lack of information or otherwise, then entirely as dividend income. Any dividends that New Liberty pays will not be eligible for the dividends-received deduction allowed to qualifying corporations under Section 243 of the Code. Dividends received from a foreign corporation, such as New Liberty, generally constitute foreign-source income.

To the extent that the amount of any distribution exceeds New Liberty’s earnings and profits (if such earnings and profits can be determined for U.S. federal income tax purposes), the distribution will first be treated as a tax-free return of capital (with a corresponding reduction in the adjusted tax basis of a U.S. Holder’s New Liberty Shares, but not below zero), and thereafter will be taxed as capital gain recognized on a taxable disposition.

Dividends paid in a currency other than U.S. dollars will be included in a U.S. Holder’s gross income in a U.S. dollar amount based on the spot exchange rate in effect on the date of actual or constructive receipt, whether or not the payment is converted into U.S. dollars at that time. The U.S. Holder will have a tax basis in such currency equal to such U.S. dollar amount, and any gain or loss recognized upon a subsequent sale or conversion of the foreign currency for a different U.S. dollar amount will be U.S. source ordinary income or loss. If the dividend is converted into U.S. dollars on the date of receipt, a U.S. Holder generally should not be required to recognize foreign currency gain or loss in respect of the dividend income.

Qualified Dividend Income

Dividends received by a non-corporate U.S. Holder (including an individual) from a “qualified foreign corporation” will be treated as “qualified dividend income” and subject to U.S. federal income tax at preferential rates, provided that certain holding period requirements and other conditions are satisfied. A non-U.S. corporation will be treated as a qualified foreign corporation if such corporation is eligible for the benefits of a qualifying income tax treaty with the United States. Since Bermuda (unlike the United Kingdom) is not party to a comprehensive income tax treaty with the United States, New Liberty cannot be treated as a qualified foreign corporation under this rule.

Nonetheless, a non-U.S. corporation that is not otherwise treated as a qualified foreign corporation under the foregoing rule will be so treated with respect to any dividend paid on stock that is treated as readily tradable on an established securities market in the United States. Under currently applicable guidance from the IRS, any class of stock that is listed on an established securities market in the United States (which, under such guidance, includes Nasdaq) should be treated as readily tradeable on such securities market. Since each class of the New Liberty Shares is expected to be listed on Nasdaq, any dividends received by U.S. Holders with respect to New Liberty Shares should be eligible to be taxed at the preferential rates applicable to qualified dividend income, provided that holding period requirements and other conditions are satisfied. However, there can be no assurance that the New Liberty Shares will remain listed on Nasdaq or that IRS guidance regarding what constitutes a class of shares being treated as “readily tradeable on an established securities market” will not change. U.S. Holders are urged to consult their own tax advisors regarding the availability of the preferential rate based on their particular situation.

Taxation of Dispositions of New Liberty Shares

Subject to the discussions below under “Part IV (Taxation) — Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences for U.S. Holders of New Liberty Shares — Passive Foreign Investment Company Status” beginning on page 91 of this Document, for U.S. federal income tax purposes, a U.S. Holder will recognize taxable gain or loss on any sale or other taxable disposition of New Liberty Shares in an amount equal to the difference between the amount realized from such sale or other taxable disposition and the U.S. Holder’s adjusted tax basis in such shares (as determined above under “Part IV (Taxation) — Material U.S. Federal Income Tax Consequences — Material U.S. Federal Income Tax Consequences of the Redomiciliation” beginning on page 89 of this Document). Such recognized gain or loss generally will be capital gain or loss. Capital gains of non-corporate U.S. Holders (including individuals) will be subject to U.S. federal income tax at preferential rates if the U.S. Holder has a holding period in the New Liberty Shares of greater than one year as of the date of the sale or other taxable disposition. The deductibility of capital losses is subject to limitations. Any gain or loss recognized by a U.S. Holder on the sale or other taxable disposition of New Liberty Shares generally will be treated as U.S. source gain or loss.

Passive Foreign Investment Company Status

Notwithstanding the foregoing, certain adverse U.S. federal income tax consequences could apply to a U.S. Holder if at any time during a U.S. Holder’s holding period, Liberty Global or New Liberty were classified as a passive foreign investment company (“PFIC”). A non-U.S. corporation, such as Liberty Global or New Liberty, will be classified as a PFIC for U.S. federal income tax purposes for any taxable year in which either: (a) 75 percent or more of its gross income for such year consists of certain types of “passive” income, or (b) 50 percent or more of the value of its assets (generally, determined on the basis of a quarterly average) during such year produce or are held for the production of passive income. For purposes of applying the tests in the preceding sentence, a look-through rule applies and the non-U.S. corporation is deemed to own its proportionate share of the assets, and to receive directly the proportionate share of the income, of any other corporation of which the foreign corporation owns, directly or indirectly, at least 25 percent by value of the stock.

Liberty Global believes that it is not currently and has never been a PFIC. Additionally, based upon its business and operations, New Liberty does not expect to be treated as a PFIC for the taxable year in which the Redomiciliation occurs or for foreseeable future taxable years. This conclusion is a factual determination, however, that must be made annually at the close of each taxable year and, thus, is subject to change. Further, it is difficult to accurately predict future assets and income of New Liberty relevant to the PFIC determination. Thus, there can be no assurance that New Liberty will not be treated as a PFIC for any future taxable year.

If New Liberty were to be treated as a PFIC, U.S. Holders of New Liberty Shares could be subject to certain adverse U.S. federal income tax consequences with respect to gain realized on a taxable disposition of such shares, and certain distributions received on such shares. In addition, dividends received with respect to New Liberty Shares would not constitute qualified dividend income eligible for preferential tax rates if New Liberty were treated as a PFIC for the taxable year of the dividend or for its preceding taxable year. Certain elections (including a mark-to-market election) may be available to U.S. Holders to mitigate some of the adverse tax consequences resulting from PFIC treatment.

U.S. Holders are urged to consult their tax advisors regarding the application of the PFIC rules to their ownership of the New Liberty Shares.

Material U.S. Federal Income Tax Consequences for Non-U.S. Holders of New Liberty Shares

Taxation of Cash Distributions on New Liberty Shares

A non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on dividends from New Liberty unless: (a) the dividends are effectively connected with the holder’s conduct of a trade or business in the United States (or, if an applicable income tax treaty applies, the dividends are attributable to a permanent establishment maintained by the non-U.S. Holder in the United States), or (b) such non-U.S. Holder is subject to backup withholding (as discussed below).

Taxation of Dispositions of New Liberty Shares

A non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on any gain recognized on the sale, exchange or other disposition of New Liberty Shares unless: (a) such gain is effectively connected with the conduct by the non-U.S. Holder of a trade or business within the United States (or, if an applicable income tax treaty applies, is attributable to a permanent establishment maintained by the non-U.S. Holder in the United States), (b) in the case of certain capital gains recognized by a non-U.S. Holder that is an individual, such individual is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met, or (c) the non-U.S. Holder is subject to backup withholding.

Information Reporting and Backup Withholding

In general, information reporting will apply to dividends in respect of New Liberty Shares and the proceeds from the sale, exchange or redemption of New Liberty Shares that are paid to holders within the United States (or through certain U.S.-related intermediaries), unless the holder is a non-U.S. Holder, corporation or other exempt recipient that establishes its exempt status. Dividends subject to information reporting are subject to backup withholding (currently at a rate of 24 percent) and may be subject to penalties imposed by the IRS unless the payee furnishes the payor with a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the payment of proceeds from a sale of New Liberty Shares within the United States or through certain U.S.-related intermediaries. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

U.S. Holders that own, immediately before the Redomiciliation, at least five percent (by vote or value) of the Liberty Global Shares or Liberty Global Shares with a basis of $1,000,000 or more will be required to file certain information statements with the IRS. Other information reporting requirements could also apply to the Redomiciliation. Holders of Liberty Shares should consult their own tax advisors about the information reporting requirements that could be applicable to the exchange of Liberty Shares for New Liberty shares in the Redomiciliation.

Certain U.S. Holders of specified foreign financial assets with an aggregate value in excess of the applicable U.S. dollar threshold are required to report information relating to their New Liberty Shares, subject to certain exceptions (including an exception for New Liberty Shares held in accounts maintained by certain financial institutions), by attaching a properly completed IRS Form 8938 (Statement of Specified Foreign Financial Assets) with their U.S. federal income tax return for each year in which they hold New Liberty Shares. Holders are urged to consult their own tax advisors regarding information reporting requirements relating to the ownership of New Liberty Shares.

THE FOREGOING IS A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMICILIATION TO U.S. HOLDERS WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH HOLDER OF NEW LIBERTY SHARES.

HOLDERS OF NEW LIBERTY SHARES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE TRANSACTIONS, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.

PART V

ADDITIONAL INFORMATION

Description of the New Liberty Shares

The following description is a summary of New Liberty’s share capital as specified in the New Liberty Bye-laws, which will be adopted prior to the Effective Date. This summary does not purport to be complete, and the statements herein are qualified in their entirety by reference, and are subject, to the detailed provisions of the New Liberty Bye-laws, as well as the Bermuda Companies Act. You are encouraged to read the proposed New Liberty Bye-laws in their entirety.

General

New Liberty has been incorporated in Bermuda as an exempted company limited by shares. In connection with the Scheme and the Redomiciliation, and subject to the satisfaction of the Conditions (or if not satisfied, to the extent permitted by applicable law, waiver), the New Liberty Bye-laws, in substantially the form attached to this Document as Annex A, will govern New Liberty after the Effective Date. The following description assumes that the New Liberty Bye-laws are effective.

Share Capital

Immediately after the Effective Date, New Liberty will have an authorized share capital of $20,000,000 of aggregate nominal value, of which approximately $4,500,000 will be utilized to issue the New Liberty Shares on the Effective Date, which we anticipate will be approximately [●] New Liberty Class A Common Shares, par value $0.01 per share, [●] New Liberty Class B Common Shares, par value $0.01 per share and [●] New Liberty Class C Common Shares, par value $0.01 per share, based on the number of shares of each class of Liberty Shares outstanding as of [●], 2023, the last practicable date prior to the mailing of this Document.

Pursuant to the New Liberty Bye-laws, all of New Liberty’s issued and outstanding common shares must be issued fully paid and New Liberty may not issue any shares part paid or nil paid. Subject to the requirements of any stock exchange on which New Liberty’s shares are listed and to any resolution of the New Liberty Shareholders to the contrary, the New Liberty Board is authorized to issue any of New Liberty’s authorized but unissued shares under the New Liberty Bye-laws.

Preference Shares

Pursuant to Bermuda law and the New Liberty Bye-laws, the New Liberty Board may, if authorized by a resolution of (but subject to the provisions described in “Variation of Rights” below) the New Liberty Shareholders, divide its shares into several classes and attach thereto respectively any preferential, deferred, qualified or special rights, privileges or conditions.

Dividend Policy

New Liberty has not adopted a dividend policy with respect to future dividends and does not currently intend to pay cash dividends on the New Liberty Shares. Any future determination related to New Liberty’s dividend policy will be made at the discretion of the New Liberty Board and will depend upon, among other factors, New Liberty’s results of operations, financial condition, capital requirements, contractual restrictions, business prospects and other factors that the New Liberty Board may deem relevant.

Voting Rights

Holders of New Liberty Class A Common Shares and New Liberty Class B Common Shares will vote together as a single class on all matters submitted to a vote of the New Liberty Shareholders. Holders of New Liberty Class A Common Shares will be entitled to one vote per New Liberty Class A Common Share. Holders of New Liberty Class B Common Shares will be entitled to 10 votes per New Liberty Class B Common Share. Holders of New Liberty Class C Common Shares will not be entitled to any votes in respect of their New Liberty Class C Common Shares except (a) on certain matters (including Covered Transactions) for which express provision is made in the New Liberty Bye-laws, in which case the New Liberty Class C Common Shares shall carry such voting rights as specified in the relevant bye-law, or (b) unless a right to vote is required under applicable law, in which case holders of New Liberty Class C Common Shares will vote as a single class with the holders of New Liberty Class A Common Shares and New Liberty Class B Common Shares and will be entitled to 1/100th of a vote on such matter per New Liberty Class C Common Share. Unless otherwise specified by the New Liberty Bye-laws or the Bermuda Companies Act, at any general meeting duly called and held at which a quorum is present, a resolution of shareholders shall require the affirmative vote of a majority of the votes cast by the total voting power of the issued and outstanding voting shares (voting as a single class) present in person or by proxy at the meeting and entitled to vote on the subject matter.

Dividends and Distributions

General Dividends and Distributions

Under Bermuda law, a company may not declare or pay dividends if there are reasonable grounds for believing that: (a) the company is, or would after the payment be, unable to pay its liabilities as they become due, or (b) the realizable value of its assets would thereby be less than its liabilities.

Under the New Liberty Bye-laws, for any dividend that is not a share distribution, each class of New Liberty Shares is entitled to the same dividend per share as any other class of New Liberty Shares. “Share distribution” is defined as a dividend or distribution (including a distribution made in connection with any share subdivision, bonus issue, consolidation, reclassification, recapitalization, dissolution, winding up or full or partial liquidation of New Liberty) payable in shares of any class or series of share capital, convertible securities or other securities of New Liberty or any other person.

Unless otherwise approved by an affirmative vote of at least three-fourths (75 percent) of the New Liberty Board and a resolution of New Liberty Shareholders, any share distribution may only be paid as follows:

•

a share distribution: (a) consisting of New Liberty Class C Common Shares (or securities convertible therefor) to holders of New Liberty Class A Common Shares, New Liberty Class B Common Shares and New Liberty Class C Common Shares, on an equal per share basis, or (b) consisting of: (i) New Liberty Class A Common Shares (or securities convertible therefor, other than, for the avoidance of doubt, New Liberty Class B Common Shares) to holders of New Liberty Class A Common Shares, on an equal per share basis, (ii) New Liberty Class B Common Shares (or securities convertible therefor) to holders of New Liberty Class B Common Shares, on an equal per share basis, and (iii) New Liberty Class C Common Shares (or securities convertible therefor) to holders of New Liberty Class C Common Shares, on an equal per share basis; and

•

a share distribution consisting of any class or series of securities of New Liberty or any other person, other than New Liberty Class A Common Shares, New Liberty Class B Common Shares or New Liberty Class C Common Shares (or securities convertible therefor) on the basis of a distribution of: (a) identical securities, on an equal per share basis, to holders of New Liberty Class A Common Shares, New Liberty Class B Common Shares and New Liberty Class C Common Shares, or (b) separate classes or series of securities, on an equal per share basis, to holders of each such class of New Liberty Shares, or (c) a separate class or series of securities to the holders of one or more class of New Liberty Shares and, on an equal per share basis, a different class or series of securities to the holders of all other classes of New Liberty Shares, provided that, in the case of (b) or (c) above, the securities so distributed (or the underlying securities of such securities) do not differ in any respect other than their relative voting rights (and related differences in designation, conversion and share distribution provisions, as applicable), with the holders of New Liberty Class B Common Shares receiving securities of the class or series having the highest relative voting rights and the holders of each other class of New Liberty Shares receiving securities of the class or series having lesser relative voting rights, and provided further that, if different classes or series of securities are being distributed to holders of New Liberty Class A Common Shares and New Liberty Class C Common Shares, then such securities shall be distributed either as determined by the New Liberty Board or such that the relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable) of the class or series of securities to be received by the holders of New Liberty Class A Common Shares and New Liberty Class C Common Shares correspond, to the extent practicable, to the relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable) of each such class of New Liberty Shares.

Bonus Issues

Pursuant to the New Liberty Bye-laws, the New Liberty Board may capitalize any part of the amount of New Liberty’s share premium or other reserve accounts or any amount credited to New Liberty’s profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata (except in connection with the conversion of shares from one class to shares of another class) to the New Liberty Shareholders, and such share distribution will be paid as set forth above under “Part V (Additional Information) — Description of the New Liberty Shares — Dividends and Distributions — General Dividends and Distributions” on page 95 of this Document.

Conversion

Each New Liberty Class B Common Share is convertible, at the option of the holder, into one New Liberty Class A Common Share. New Liberty Class A Common Shares and New Liberty Class C Common Shares are not convertible into any other class of New Liberty Shares.

Sub-Division and Combination

Unless otherwise resolved by resolution adopted by the affirmative vote of not less than three-fourths (75 percent) of the members of the New Liberty Board, New Liberty will not subdivide or consolidate a class of its issued common shares without subdividing or consolidating each other class of its issued common shares on an equal per share basis.

Variation of Class Rights

If at any time the capital of New Liberty is divided into different classes of shares, all or any of the rights attached to any existing class may from time to time be varied or abrogated, either while New Liberty is a going concern or during or in contemplation of winding up: (a) in the case of any class of capital of New Liberty other than the New Liberty Class A Common Shares, the New Liberty Class B Common Shares and the New Liberty Class C Common Shares, in such manner (if any) as may be provided by any instrument establishing those rights, including any amendment to the New Liberty Bye-laws, or (b) in the case of the New Liberty Class A Common Shares, the New Liberty Class B Common Shares and the New Liberty Class C Common Shares, with the approval of a resolution passed by the majority of the votes cast at a separate meeting of the holders of the shares of the class to which the variation or abrogation relates, at which the quorum shall be two persons holding or representing by proxy at least one-third of the issued shares of the class.

In addition, the New Liberty Bye-laws provide that, unless otherwise expressly provided by the rights attached to any share or class of shares, the issuance of further shares ranking pari passu with, or subsequent to, a share or class of shares, the purchase or redemption by New Liberty of any of its own shares and any alteration of capital permitted by Bermuda law and the New Liberty Bye-laws shall be deemed not to vary or abrogate rights attaching to any shares or classes of shares of New Liberty.

Meetings of Shareholders

Under Bermuda law, a company is required to convene at least one general meeting of shareholders each calendar year (the annual general meeting). Bermuda law provides that a special general meeting of shareholders may be called by the board of a company and must be called upon the request of shareholders holding not less than 10 percent of the paid-up capital of the company carrying the right to vote at general meetings. Bermuda law also requires that shareholders be given at least five days’ advance notice of a general meeting, but the accidental omission to give notice to any person does not invalidate the proceedings at a meeting. Under the New Liberty Bye-laws, New Liberty Shareholders may not act by written consent.

The New Liberty Bye-laws provide that the New Liberty Board must convene an annual general meeting and may convene a special general meeting whenever in their judgment such a meeting is necessary. Under the New Liberty Bye-laws, at least 10 days’ but no more than 60 days’ notice of an annual general meeting or a special general meeting must be given to each New Liberty Shareholder entitled to vote at such meeting, unless a different period is prescribed by law.

Quorum

The New Liberty Bye-laws provide that the quorum required for a general meeting of shareholders is, except as may be otherwise provided by the New Liberty Bye-laws, the holders of a majority in total voting power of the issued and outstanding voting shares entitled to vote at the meeting represented either in person or by proxy.

Advance Notice Procedures

The New Liberty Bye-laws establish an advance notice procedure for New Liberty Shareholders: (a) to make nominations of candidates for election as directors, and (b) to bring other business before an annual general meeting or a special general meeting.

All nominations by New Liberty Shareholders or other business to be properly brought before an annual general meeting or a special general meeting must be made pursuant to timely notice in proper written form to the secretary of New Liberty, which must include, among other information, the name and address of the New Liberty Shareholder giving the notice, certain information relating to each person whom such New Liberty Shareholder proposes to nominate for election as a director and a brief description of any business such New Liberty Shareholder proposes to bring before the meeting. To be timely, a shareholder’s notice must be given to the secretary of New Liberty at its principal executive offices as follows:

•

with respect to an annual general meeting of New Liberty Shareholders that is called for a date within 30 days before or after the anniversary date of the immediately preceding annual general meeting of New Liberty Shareholders, such notice must be given not later than 90 days and not more than 120 days prior to the meeting date;

•

with respect to an annual general meeting of New Liberty Shareholders that is called for a date not within 30 days before or after the anniversary date of the immediately preceding annual general meeting of New Liberty Shareholders, such notice must be given no later than the close of business on the 10th day following the day on which New Liberty first provides notice of or publicly announces the date of the current annual general meeting, whichever occurs first; and

•

with respect to a special general meeting of New Liberty Shareholders, such notice must be given no earlier than the close of business on the 120th day prior to such special general meeting and no later than the later of: (a) the close of business on the 90th day prior to such special general meeting, or (b) the 10th day following the day on which public announcement is first made of the date of the special general meeting and of the New Liberty Board’s proposed nominees to be elected at such meeting (if applicable), provided, however, that if the election of directors is proposed to be considered at a special general meeting, a New Liberty Shareholder may nominate persons for election at such special general meeting only to such directorship(s) as are specified in New Liberty’s notice of the meeting.

The public announcement of an adjournment or postponement of a meeting of New Liberty Shareholders does not commence a new time period (or extend any time period) for the giving of any shareholder notice. However, if the number of directors to be elected to the New Liberty Board at any meeting is increased, and New Liberty does not make a public announcement naming all of the nominees for director or specifying the size of the increased board at least 100 days prior to the anniversary date of the immediately preceding annual meeting, a New Liberty Shareholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the secretary of New Liberty at New Liberty’s principal executive offices not later than the close of business on the 10th day following the day on which New Liberty first made the relevant public announcement. The New Liberty Bye-laws provide that in respect of the annual general meeting occurring in 2023 only, references to the date of the last annual general meeting in the advance notice provisions shall refer to the annual general meeting in 2022 of Liberty Global, the predecessor company to New Liberty.

Board of Directors—Election and Removal

Election

Under the New Liberty Bye-laws, at any meeting duly called and held for the election or re-election of directors at which a quorum is present, directors shall be elected by a majority of the votes cast by the total voting power of New Liberty voting shares present in person or by proxy at the meeting and entitled to vote on the election of directors, voting as a single class. Where the election of a director is contested (i.e., the total number of proposed directors exceeds the total number of directors to be elected at such meeting) directors will be elected using a form of “plurality voting” applicable to such contested election of directors (i.e., the directors with the greatest number of votes are elected in descending order until the number of directors to be elected as such meeting is satisfied).

New Liberty Shareholders may not act by written consent to elect a director. The New Liberty Bye-laws provide that the New Liberty Board will consist of no fewer than two directors and no greater than 15 directors, or such greater number as the New Liberty Board may determine by resolution of the affirmative vote of not less than 66 percent of the directors then in office.

The New Liberty Board is divided into three classes that are, as nearly as possible, of equal size. Each class of directors is elected for a three-year term of office, but the terms are staggered so that the term of only one class of directors expires at each annual general meeting. The initial terms of the Class I, Class II and Class III directors will expire in at the first, second and third annual general meeting following the completion of the Redomiciliation, respectively. At each annual general meeting (other than the annual general meeting in the year of New Liberty’s incorporation), successors to the class of directors whose term expires at the annual general meeting will be elected for a three-year term. The directors of each class will hold office until the expiration of the term of such class and until their respective successors are elected and qualified or until such director’s earlier death, resignation or removal.

Any New Liberty Shareholder wishing to propose for election as a director someone who is not an existing director or is not proposed by the New Liberty Board must give notice of their intention to propose such person for election in accordance with the advance notice procedures described above.

Removal

A director may be removed with or without cause by the shareholders by a resolution passed by a majority of the votes cast by the total voting power of New Liberty voting shares present in person or by proxy and entitled to vote thereon, at the meeting convened for the purposes of removing a director, voting as a single class, provided that notice of the shareholders’ meeting convened to remove the director is given to the director. New Liberty Shareholders may not act by written consent to remove a director. The notice must contain a statement of the intention to remove the director and must be served on the director not less than 14 days before the meeting. The director is entitled to attend the meeting and be heard on the motion for their removal.

A director may also be removed with or without cause by the New Liberty Board, provided that notice of the board meeting convened to remove the director is given to the director. The notice must contain a statement of the intention to remove the director but will not require a justification for the removal. The notice must be served on the director before the meeting. The director is entitled to attend the meeting and be heard on the motion for his or her removal.

Vacancies

The New Liberty Bye-laws provide that vacancies on the New Liberty Board resulting from any reason, including death, resignation, removal or disqualification, and newly created directorships resulting from any increase in the number of directors on the New Liberty Board, shall be filled by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by a resolution passed by a majority of the votes cast by the total voting power of New Liberty voting shares present in person or by proxy and entitled to vote thereon, voting as a single class, at a general meeting. Any director so elected will hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is assigned, and until that director’s successor will have been elected and qualified or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the New Liberty Board will shorten the term of any incumbent director.

Duties of Directors

The Bermuda Companies Act authorizes the directors of a company, subject to its bye-laws, to exercise all powers of the company except those that are required by the Bermuda Companies Act or the company’s bye-laws to be exercised by the shareholders of the company. The New Liberty Bye-laws provide that New Liberty’s business is to be managed and conducted by or under the supervision of the New Liberty Board. At common law, directors of a company owe a fiduciary duty to the company to act in good faith in their dealings with or on behalf of the company and exercise their powers and fulfill the duties of their office honestly. This duty includes the following essential elements:

•	a duty to act in good faith in the best interests of the company;

•	a duty not to make a personal profit from opportunities that arise from the office of director;

•	a duty to avoid conflicts of interest; and

•	a duty to exercise powers for the purpose for which such powers were intended.

The Bermuda Companies Act imposes a duty on directors and officers of a Bermuda company:

•	to act honestly and in good faith with a view to the best interests of the company; and

•	to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

The Bermuda Companies Act also imposes various duties on directors and officers of a company with respect to certain matters of management and administration of the company. Under Bermuda law, directors and officers generally owe fiduciary duties to the company itself, not to the company’s individual shareholders, creditors or any class thereof. The New Liberty Shareholders may not have a direct cause of action against New Liberty’s directors.

Related Party Transactions

Bermuda law does not generally require shareholder approval of related party transactions unless there is an independent approval requirement for such transaction under Bermuda law or a company’s bye-laws. Bermuda law requires shareholder approval of a related party transaction where (subject to certain limited exceptions) a company proposes to make a loan or provide a guarantee or other security to any person who is a director of the company or a director of its holding company (and to certain connected persons such as spouses or children of the director or to a company of which the director, their spouse or children own or control directly or indirectly more than 20 percent of the capital or loan debt). Under Bermuda law, if a director discloses a direct or indirect interest in any contract or arrangement with New Liberty as required by Bermuda law, such director will be entitled to vote in respect of any such contract or arrangement in which he or she is interested.

Amendments to New Liberty’s Memorandum of Association and Bye-laws

Bermuda law provides that the memorandum of association of a company may be amended by a resolution passed at a general meeting of shareholders, and that a company’s bye-laws may be amended by a resolution of its board and a resolution passed at a general meeting of shareholders. Under the New Liberty Bye-laws, the affirmative vote of the holders of a majority of the total voting power of the issued and outstanding voting shares entitled to vote thereon, voting as a single class, will be required in order for New Liberty to take any action to authorize the amendment of the New Liberty Bye-laws (except that the amendment of (a) certain “special” bye-laws (as described in further detail below) requires the affirmative vote of not less than three-fourths (75 percent) of the directors and the affirmative vote of the holders of at least three-fourths (75 percent) of the total voting power of the then issued and outstanding voting shares entitled to vote thereon, voting as a single class and (b) bye-law 13.1 in relation to the variation of class rights and bye-law 34.3 in relation to Covered Transactions (together with bye-law 33.2 which governs the requirement for amendments to bye-laws 13.1 and 34.3) requires the approval by a majority of the votes cast by the outstanding New Liberty Class A Common Shares, New Liberty Class B Common Shares and New Liberty Class C Common Shares, each voting separately as a class)). See “Part V (Additional Information) — Description of the New Liberty Shares — Supermajority Shareholder Voting Provisions” on page 100 of this Document.

Under Bermuda law, the holders of an aggregate of not less than 20 percent in par value of a company’s issued share capital or any class thereof have the right to apply to the Supreme Court of Bermuda for an annulment of any amendment of the memorandum of association adopted by shareholders at any general meeting, other than an amendment that alters or reduces a company’s share capital as provided in the Bermuda Companies Act. Where such an application is made, the amendment becomes effective only to the extent that it is confirmed by the Supreme Court of Bermuda. An application for an annulment of an amendment of the memorandum of association must be made within 21 days after the date on which the resolution altering the company’s memorandum of association is passed and may be made on behalf of persons entitled to make the application by one or more of their number as they may appoint in writing for the purpose. No application may be made by shareholders voting in favor of the amendment.

Supermajority Shareholder Voting Provisions

The affirmative vote of the holders of a majority of the total voting power of the issued and outstanding voting shares entitled to vote thereon, voting as a single class, together with a resolution of the New Liberty Board, is required to amend, alter or repeal any provision of the New Liberty Bye-laws or to add or insert any other provision in the New Liberty Bye-laws, other than in respect of a “special” bye-law (as described in further detail below).

Approval by a resolution of the New Liberty Board including the affirmative vote of not less than three-fourths (75 percent) of the directors then in office and the affirmative vote of the holders of at least three-fourths (75 percent) of the total voting power of the then issued and outstanding voting shares entitled to vote thereon, voting as a single class at a meeting specifically called for such purpose, will be required in order for New

Liberty to amend, alter or repeal certain “special” bye-laws (i.e., bye-laws relating to: (a) rights attaching to shares, (b) conversion rights, (c) dividends and share distributions, (d) special general meetings requisitioned by shareholders, (e) written shareholder resolutions, (f) mergers, amalgamations and consolidations (other than Covered Transactions), (g) election of directors, (h) number of directors, (i) term and classes of directors, (j) making changes to certain bye-laws specifying a corporate action requiring a supermajority shareholder voting threshold, and (k) making changes to certain shareholder voting thresholds).

Under the New Liberty Bye-laws, if more than 66 percent of New Liberty’s directors then in office vote affirmatively to approve a merger, amalgamation or consolidation (other than a Covered Transaction), then the affirmative vote of a majority of the total voting power of the issued and outstanding shares entitled to vote at the general meeting, voting together as a single class, is required to approve such merger, amalgamation or consolidation. If 66 percent or less of New Liberty’s directors then in office do not vote affirmatively to approve a merger, amalgamation or consolidation (other than a Covered Transaction), then the affirmative vote of more than 66 percent of the total voting power of the issued and outstanding shares entitled to vote at the general meeting, voting together as a single class, is required to approve such merger, amalgamation or consolidation.

Under the New Liberty Bye-laws, in order to authorize a Covered Transaction, the following procedures are required to be followed for a Covered Transaction to be validly authorized: (a) if the New Liberty Board determines, acting reasonably, that a proposed transaction may constitute a Covered Transaction, the New Liberty Board must form an Independent Committee, (b) the Independent Committee will be granted the authority, on behalf of the New Liberty Board, to determine whether a proposed transaction is a Covered Transaction and to negotiate the terms and conditions of the Covered Transaction and to determine whether to recommend such proposed Covered Transaction, and such determination(s) will be final, and (c) after determination by the Independent Committee that a transaction is a Covered Transaction, the proposed Covered Transaction will need to be approved by a majority of the members of the Independent Committee, a majority of the members of the New Liberty Board and by a majority of the votes cast by the outstanding New Liberty Class A Common Shares, New Liberty Class B Common Shares and New Liberty Class C Common Shares (which New Liberty Class C Common Shares will for these purposes only have one vote per share), in each case, by those members of a class present and voting at a separate class meeting for each class convened for purposes of approving such Covered Transaction; provided that any shares held, directly or indirectly, by the Controlled Acquiror proposing the Covered Transaction will not count towards quorum, will not be entitled to vote and will be excluded from determining the requisite majority and the shares entitled to vote, but shares held by a Significant Shareholder or any director or executive officer that owns an interest in such Controlled Acquiror may be voted and will be included in determining the requisite majority and the shares entitled to vote.

Takeovers

Under Bermuda law, an acquiring party is generally able to ensure it acquires all of the issued and outstanding shares of a company in the following ways.

•

By a procedure under the Bermuda Companies Act known as a “scheme of arrangement.” A scheme of arrangement could be effected by obtaining the agreement of the company and of holders of shares representing in the aggregate a majority in number and at least 75 percent in par value of the shareholders present and voting at a court ordered meeting or meetings held to consider the scheme of arrangement. The scheme of arrangement must then be sanctioned by the Bermuda Supreme Court. If a scheme of arrangement receives all necessary agreements and sanctions, upon the filing of the court order with the Registrar of Companies in Bermuda, all holders of shares could be compelled to sell their shares under the terms of the scheme of arrangement.

•

By acquiring pursuant to a tender offer 90 percent of the shares or class of shares not already owned by, or by a nominee for, the acquiring party (the offeror), or any of its subsidiaries. If an offeror has, within four months after the making of an offer for all the shares or class of shares not owned by, or by a nominee for, the offeror, or any of its subsidiaries, obtained the approval of the holders of 90 percent or more of all the shares to which the offer relates, the offeror may, at any time within two months beginning with the date on which the approval was obtained, by notice acquire the shares of any nontendering shareholder on the same terms as the original offer unless the Supreme Court of Bermuda (on application made within a one-month period from the date of the offeror’s notice of its intention to acquire such shares) orders otherwise.

•

Where the acquiring party or parties hold not less than 95 percent of the shares or a class of shares of the company, by acquiring, pursuant to a notice given to the remaining shareholders or class of shareholders, the shares of such remaining shareholders or class of shareholders. When this notice is given, the acquiring party is entitled and bound to acquire the shares of the remaining shareholders on the terms set out in the notice, unless a remaining shareholder, within one month of receiving such notice, applies to the Supreme Court of Bermuda for an appraisal of the value of their shares. This provision only applies where the acquiring party offers the same terms to all holders of shares whose shares are being acquired.

Shareholder Suits

Class actions and derivative actions are generally not available to shareholders under Bermuda law. The Bermuda courts, however, would ordinarily be expected to permit a shareholder to commence an action in the name of a company to remedy a wrong to the company where the act complained of is alleged to be beyond the corporate power of the company or illegal, or would result in the violation of the company’s memorandum of association or bye-laws. Furthermore, consideration would be given by a Bermuda court to acts that are alleged to constitute a fraud against the minority shareholders or, for instance, where an act requires the approval of a greater percentage of the company’s shareholders than that which actually approved the act.

When the affairs of a company are being conducted in a manner that is oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the Supreme Court of Bermuda, which may make such order as it sees fit, including an order regulating the conduct of the company’s affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by the company.

The New Liberty Bye-laws contain a provision by virtue of which the New Liberty Shareholders waive any claim or right of action that they have, both individually and on New Liberty’s behalf, against any director or officer in relation to any action or failure to take action by such director or officer, except in respect of any fraud or dishonesty of such director or officer.

Limitation on Liability and Indemnification

Section 98 of the Bermuda Companies Act provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or granted relief by the Supreme Court of Bermuda pursuant to Section 281 of the Bermuda Companies Act.

The New Liberty Bye-laws provide that New Liberty will indemnify New Liberty’s officers and directors in respect of their actions and omissions, except in respect of their fraud or dishonesty, and that New Liberty will advance funds to New Liberty’s officers and directors for expenses incurred in their defense upon receipt of an undertaking by the applicable officer or director to repay the funds if any allegation of fraud or dishonesty is proved. Section 98A of the Bermuda Companies Act permits us to purchase and maintain insurance for the benefit of any officer or director in respect of any loss or liability attaching to him in respect of any negligence, default, breach of duty or breach of trust, whether or not we may otherwise indemnify such officer or director. New Liberty expects to purchase and maintain a directors’ and officers’ liability policy for such purpose.

Access to Books and Records and Dissemination of Information

Members of the general public have a right to inspect the public documents of a company available at the office of the Registrar of Companies in Bermuda. These documents include the company’s memorandum of association, including its objects and powers, and certain alterations to the memorandum of association. A company’s shareholders have the additional right to inspect the bye-laws of the company, minutes of general meetings and the company’s audited financial statements, which must be presented at the annual general meeting. The register of members of a company is also open to inspection by shareholders and by members of the general public without charge. The register of members is required to be open for inspection for not less than two hours in any business day (subject to the ability of a company to close the register of members for not more than thirty days in a year). A company is required to maintain its share register in Bermuda but may, subject to the provisions of the Bermuda Companies Act, establish a branch register outside of Bermuda. A company is required to keep at its registered office a register of directors and officers that is open for inspection for not less than two hours in any business day by members of the public without charge. Bermuda law does not, however, provide a general right for shareholders to inspect or obtain copies of any other corporate records.

Transfers of Shares

Where New Liberty’s shares are listed or admitted to trading on any appointed stock exchange, such as Nasdaq, they will be transferred in accordance with the rules and regulations of such exchange.

Certain Provisions of Bermuda Law

New Liberty will be designated by the BMA as a non-resident for Bermuda exchange control purposes. This designation allows New Liberty to engage in transactions denominated in currencies other than the Bermuda dollar, and there are no restrictions on New Liberty’s ability to transfer funds (other than funds denominated in Bermuda dollars) in and out of Bermuda or to pay dividends to residents and non-residents of Bermuda who are holders of New Liberty Shares.

The BMA, pursuant to its statement of June 1, 2005, has given its general permission under the Exchange Control Act and related regulations for the issue and free transferability of all of New Liberty’s equity securities and non-equity securities (which would collectively include the New Liberty Shares) to and between residents and non-residents of Bermuda for exchange control purposes, provided at least one class of New Liberty Shares remains listed on an appointed stock exchange, which includes Nasdaq. Approvals or permissions given by the BMA do not constitute a guarantee by the BMA as to New Liberty’s performance or New Liberty’s creditworthiness. Accordingly, in giving such consent or permissions, neither the BMA nor the Registrar of Companies in Bermuda will be liable for the financial soundness, performance or default of New Liberty’s business or for the correctness of any opinions or statements expressed in this Document. Certain issues and transfers of common shares involving persons deemed resident in Bermuda for exchange control purposes require the specific consent of the BMA.

In accordance with Bermuda law, share certificates are issued only in the names of companies, partnerships or individuals. In the case of a shareholder acting in a special capacity (for example as a trustee), certificates may, at the request of the shareholder, record the capacity in which the shareholder is acting. Notwithstanding such recording of any special capacity, New Liberty is not bound to investigate or see to the execution of any such trust.

Transfer Agent and Registrar

A register of holders of the New Liberty Shares will be maintained by Conyers Corporate Services (Bermuda) Limited in Bermuda, and a branch register will be maintained in the United States by Computershare Trust Company, N.A., which will serve as branch registrar and transfer agent.

Conyers Corporate Services (Bermuda) Limited Clarendon House 2 Church Street Hamilton HM 11 Bermuda	Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02121

Comparison of the Rights of Holders of Liberty Shares and New Liberty Shares

Your rights as a Liberty Global Shareholder are governed by English law and the Articles. After the Scheme becomes effective, you will own New Liberty Shares and have the rights of a New Liberty Shareholder, which will be governed by Bermuda law and the New Liberty Bye-laws.

The economic and voting rights of Liberty Shares and New Liberty Shares are similar. However, there are differences between your rights under applicable English and Bermuda law. In addition, there are differences between the Articles and the New Liberty Bye-laws.

The following discussion is a summary comparison of your rights as a holder of Liberty Shares and your rights that would result from the Scheme and holding New Liberty Shares, including any material differences in such rights. However, this summary does not cover all the differences between English law and Bermuda law affecting companies and their shareholders or all of the differences between the Articles and the New Liberty Bye-laws. While we believe this summary is accurate in all material respects, the following descriptions are qualified in their entirety by reference to the complete text of the relevant provisions of applicable English law, Bermuda law, the Articles and the New Liberty Bye-laws. We encourage you to read those laws and documents in their entirety. The New Liberty Bye-laws, in substantially the form attached to this Document as Annex A, will govern New Liberty after the Effective Date. For information as to how you can obtain a copy of the Articles, see “Part V (Additional Information) — Where You Can Find More Information” beginning on page 123 of this Document.

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders

Voting Rights, Voting Generally, Supermajority Vote Requirements

Authorized Shares and Votes per Share

The Liberty Shares issued as of March 1, 2023 are as follows: 171,950,491 Class A Ordinary Shares, par value $0.01 per share, 12,994,000 Class B Ordinary Shares, par value $0.01 per share and 268,987,438 Class C Ordinary Shares, par value $0.01 per share. Liberty Global has an existing authority to issue shares in Liberty Global with up to $20,000,000 in aggregate nominal value.	New Liberty will have an authorized share capital of $20,000,000 aggregate nominal value, of which approximately $4,500,000 will be utilized at the Effective Date to issue the New Liberty Shares on the Effective Date, which we anticipate will be approximately [●] New Liberty Class A Common Shares, par value $0.01 per share, [●] New Liberty Class B Common Shares, par value $0.01 per share and [●] New Liberty Class C Common Shares, par value $0.01 per share, based on the number of shares of each class of Liberty Shares outstanding as of [●], 2023, the last practicable date prior to the mailing of this Document. The remaining portion of the

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders
aggregate nominal value may be allocated by the New Liberty Board from time to time to issue shares of any class of shares authorized by the New Liberty Bye-laws or approved by the New Liberty Shareholders.

Each Class A Ordinary Share has one vote.

Each Class B Ordinary Share has 10 votes.

Each Class C Ordinary Share is non-voting, except where the Class C Ordinary Shares are required to have a separate class vote under applicable English law, in which case, they have one vote per share.

Each New Liberty Class A Common Share has one vote.

Each New Liberty Class B Common Share has 10 votes.

Each New Liberty Class C Common Share is non-voting, except (a) on certain matters (including Covered Transactions) for which express provision is made in accordance with the New Liberty Bye-laws, in which case the New Liberty Class C Common Shares shall carry such voting rights as specified in the relevant bye-law, or (b) unless where the New Liberty Class C Common Shares are required to vote under applicable Bermuda law, in which case, they will have 1/100th of a vote per share.

Preferred Shares

Preference shares can be issued by Liberty Global under the laws of England and Wales with such rights (including voting rights), powers and preferences, if any, as may be proposed by the Board, giving the holders of such preference shares rights of priority over ordinary shareholders, only: (a) if each class of Liberty Global Shareholders agrees to their rights being varied, and (b) the Articles are amended to incorporate the terms of the preference shares.

Subject to the directors having sufficient authorization from shareholders to allot and issue the terms of preference shares, the Articles permit the Board to thereafter allot and issue such preference shares with such rights (including voting rights), powers and preferences, if any, as set out in the Articles.

Under Bermuda law (but subject to the provisions described in “Variation of Rights” below), New Liberty may divide its shares into additional classes with any preferential, deferred, qualified or special rights, privileges or conditions proposed by the New Liberty Board, only if authorized by resolution of the New Liberty Shareholders granting such authority to the New Liberty Board.

Subject to the New Liberty Bye-laws being amended to provide for the issuance of a new class of shares on such terms proposed by the New Liberty Board, the New Liberty Bye-laws permit the New Liberty Board to thereafter allot and issue shares of such new class in the discretion of the Board.

Ranking of Shares

The Class A Ordinary Shares and the Class B Ordinary Shares rank equally and form a single class for voting purposes on all matters, other than where separate class consents are required by English law. The Class C Ordinary Shares are non-voting, other than where separate class meetings are required by English law. The Liberty Shares generally rank equally for most other purposes (e.g., dividends, capitalization of profits, winding up).	The New Liberty Class A Common Shares and the New Liberty Class B Common Shares will form a single class with respect to the election of directors and all other matters to be voted on by New Liberty Shareholders (including matters relating to the increase or decrease of the number of authorized shares or the creation of new classes of shares (but subject to the provisions described in “Variation of Rights” below)). The New Liberty Class C Common Shares are non-voting, except (a) on certain matters (including Covered Transactions) for which express

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders
provision is made in accordance with the New Liberty Bye-laws, in which case the New Liberty Class C Common Shares shall carry such voting rights as specified in the relevant bye-law, or (b) unless where a right to vote is required under Bermuda law, in which case, the New Liberty Class C Common Shares will vote as a single class with the New Liberty Class A Common Shares and the New Liberty Class B Common Shares and will be entitled to 1/100th of a vote per New Liberty Class C Common Share. The New Liberty Shares generally rank equally for most other purposes (e.g., dividends, capitalization of profits, winding up).

Ordinary and Special Resolutions Generally

Under English law and the Articles, certain matters require an “ordinary resolution”, which must be approved by at least a majority of the votes cast at a quorate general meeting of shareholders, and certain other matters require a “special resolution”, which requires the affirmative vote of at least 75 percent of the votes cast at a quorate general meeting of shareholders.

An ordinary resolution is needed to (among other things) remove a director, provide, vary or renew the directors’ authority to allot shares, approve substantial property transactions with directors or their connected persons, and appoint directors.

A special resolution is needed to (among other things) alter a company’s articles of association, exclude statutory preemptive rights on allotment of securities for cash (for up to five years), reduce a company’s share capital, liquidate the company, and re-register a public company as a private company (or vice versa).

Under Bermuda law, subject to other standards that may be provided in a company’s bye-laws, most actions or resolutions requiring approval of the shareholders may be passed by a simple majority of votes cast at a quorate general meeting of shareholders. Under the Bermuda Companies Act, certain matters have a different voting requirement. These include: (a) re-registration of a limited liability company as an unlimited liability company (which requires the consent of all shareholders), (b) waiving the laying of accounts before a general meeting and waiving the appointment of an auditor (which requires the consent of all shareholders), (c) the removal of an auditor before the expiration of his or her term of office (which requires a resolution passed by at least two-thirds of the votes cast at a quorate general meeting), (d) subject to certain limited exceptions, the making of a loan or the provision of a guarantee or other security to any person who is its director of the company or a director of its holding company (and to certain connected persons such as spouses or children of the director or to a company of which the director, their spouse or children own or control directly or indirectly more than twenty percent of the capital or loan debt), (which requires the consent of 90 percent of the total voting rights of all issued and outstanding shares), and (e) the approval of certain business combinations with respect to which the New Liberty Bye-laws provide specified processes and voting standards. See “Part V (Additional Information) — Comparison of the Rights of Holders of Liberty Shares and New Liberty Shares — Takeovers/Mergers” on page 112 of this Document.

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders

Voting on Resolutions

The Articles require that any resolution put to a vote at a general meeting of shareholders is decided on a poll (unless this requirement is removed, amended or varied by resolution of the Shareholders passed unanimously at a general meeting).	The New Liberty Bye-laws require that any resolution put to a vote at a general meeting of shareholders is decided on a poll.

Dividends and Distributions

Financial / Legal Limitations

Under English law, Liberty Global may not pay dividends unless Liberty Global has sufficient available distributable reserves to do so and the assets of Liberty Global are not, and following the dividend will not be, less than the aggregate of its issued and called-up share capital and undistributable reserves. “Distributable reserves”, according to the Companies Act, are a company’s accumulated realized profits, to the extent not previously utilized by distribution or capitalization, less its accumulated realized losses, to the extent not previously written off in a reduction or reorganization of capital duly made.	Under Bermuda law, New Liberty may not declare or pay dividends if there are reasonable grounds for believing that: (a) New Liberty is, or would after the payment be, unable to pay its liabilities as they become due, or (b) that the realizable value of its assets would thereby be less than its liabilities.

Distributions Other than of Shares

For any dividend declared or in respect of the capitalization of profits, each class of Liberty Shares is entitled to the same dividend per share as any other class of Liberty Shares.	For any dividend that is not a distribution of securities in any entity (including any distribution of New Liberty Shares), each class of New Liberty Shares will be entitled to the same dividend per share as any other class of New Liberty Shares.

Distribution of Company’s Own Shares

Unless recommended by 75 percent of the Board and approved by an ordinary resolution of the Class A Ordinary Shares and the Class B Ordinary Shares, voting as a single class, shares in the capital of Liberty Global distributed to holders of Liberty Shares must be distributed on the basis that: (a) holders of each class of Liberty Shares receive the identical class of Liberty Shares they hold, on an equal per share basis, or (b) holders of each class of Liberty Shares receive Class C Ordinary Shares, on an equal per share basis.	Unless recommended by 75 percent of the New Liberty Board and a resolution of the New Liberty Class A Common Shares and the New Liberty Class B Common Shares, voting as a single class, shares in the capital of New Liberty distributed to holders of New Liberty Shares must be distributed on the basis that: (a) holders of each class of New Liberty Shares receive the identical class of New Liberty Shares they hold, on an equal per share basis, or (b) holders of each class of New Liberty Shares receive New Liberty Class C Common Shares, on an equal per share basis.

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders

Distribution of Other Securities

Unless otherwise recommended by 75 percent of the Board and approved by an ordinary resolution of the Class A Ordinary Shares and the Class B Ordinary Shares, voting as a single class, securities of another corporation distributed to holders of Liberty Shares must be distributed on the basis that: (a) holders of each class of Liberty Shares receive the same class of securities, on an equal per share basis, or (b) holders of Class B Ordinary Shares receive higher voting securities and holders of Class A Ordinary Shares and Class C Ordinary Shares receive lower voting securities.	Unless recommended by 75 percent of the New Liberty Board and a resolution of the New Liberty Class A Common Shares and the New Liberty Class B Common Shares, voting as a single class, securities of another entity or New Liberty’s securities other than the New Liberty Shares distributed to holders of New Liberty Shares must be distributed on the basis that: (a) holders of each class of New Liberty Shares receive the same class of securities, on an equal per share basis, or (b) holders of New Liberty Class B Common Shares receive higher voting securities and holders of New Liberty Class A Common Shares and New Liberty Class C Common Shares receive lower voting securities.

Shareholder Meetings

Meeting Requests

Meetings may be called by the Board and, under English law, must be called upon the request of Shareholders holding not less than five percent of the paid-up capital of Liberty Global carrying the right to vote at general meetings.	Meetings may be called by the New Liberty Board and, under Bermuda law, must be called upon the request of New Liberty Shareholders holding not less than 10 percent of the paid-up capital of New Liberty carrying the right to vote at general meetings.

Notice of Shareholder Meetings

Under English law, shareholders must be given at least 14 clear days’ notice of a general meeting (21 clear days’ notice in the case of an annual general meeting), but the accidental failure to give notice to any person does not invalidate the proceedings at a meeting.

Notice of general meetings must, among other things, specify the date and time of the meeting, place and purpose of the meeting and give notice of any special business.

Under the New Liberty Bye-laws, shareholders must be given at least 10 days’ but no more than 60 days’ notice of an annual general meeting or a special general meeting, but the unintentional failure to give notice to any person does not invalidate the proceedings at a meeting.

Notice of general meetings must specify the place, the day and hour of the meeting and in the case of special general meetings, the general nature of the business to be considered.

Quorum

The quorum required at a general meeting is shareholders who together represent at least the majority of the voting rights of all shareholders entitled to vote, in person or by proxy, at the applicable meeting.	The quorum required for a general meeting is the holders of a majority in total voting power of the issued and outstanding voting shares entitled to vote at the meeting represented either in person or by proxy.

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders

Advance Notice Procedures

Under the Companies Act: (a) one or more shareholders holding at least five percent of the total voting rights of all shareholders who have the right to vote on the resolution at the annual general meeting to which a request relates, or (b) at least 100 shareholders who have a right to vote on the resolution and hold (on average) at least £100 per shareholder of paid-up share capital, can require Liberty Global to give notice of any resolutions that may, and are intended to, be properly moved (i.e., put to shareholders) at the next annual general meeting (including, for the avoidance of doubt, a resolution electing a Director). The request must be received at least six weeks before the relevant annual general meeting or if later, the time at which notice of the meeting is given. A request may not propose any resolution which, if proposed, would be ineffective (whether by reason of inconsistency with the Articles, English law, or otherwise).	Under the Bermuda Companies Act, in respect of an annual general meeting: (a) one or more shareholders holding at least five percent of the total voting rights of all shareholders who have a right to vote at the meeting to which a requisition relates, or (b) at least 100 shareholders, can require New Liberty to give notice of any resolutions which may properly be moved, and are intended to be moved, at the next annual general meeting. Notice of such resolutions may be given by New Liberty by any manner permitted for the service of notice under the New Liberty Bye-laws and shall be given in the same manner and, as far as practicable, at the same time as the notice of the annual general meeting. The request must be received at least six weeks before the annual general meeting, unless the annual general meeting is called for a date six weeks or less after the request is received. A request may not propose any resolution which the New Liberty Shareholders would not ordinarily be entitled to vote upon under the New Liberty Bye-laws.

The Articles provide that Liberty Global Shareholders have further notification requirements in addition to the default position under English law in order to bring a resolution before a meeting of shareholders, which are driven by U.S. disclosure requirements. For notices relating to the nomination for election or re-election of directors, shareholders must provide all information required to be disclosed in a proxy statement or other filings required in connection with solicitations of proxies for election of directors or as required under Regulation 14A under the U.S. Exchange Act, including the nominee’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected. For business other than Director nominations, Shareholders must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business and any material interest in such business of such shareholder(s), if any.	The New Liberty Bye-laws provide that New Liberty Shareholders have further notification requirements in addition to the default position under Bermuda law in order to bring a resolution before a meeting of shareholders, which are driven by U.S. disclosure requirements. For notices relating to the nomination for election or re-election of directors, shareholders must provide all information required to be disclosed in a proxy statement or other filings required in connection with solicitations of proxies for election of directors or as required under Regulation 14A under the U.S. Exchange Act, including the nominee’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected. For business other than director nominations, shareholders must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business and any material interest in such business of such shareholder(s), if any.

A shareholder’s notice must be delivered to the secretary not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that	All requests by shareholders for nomination or other business to be properly brought before an annual or special general meeting, as applicable, must be made pursuant to timely notice in proper written form to the secretary. Proper notice must be generally received

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders
in the event that the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual general meeting and not later than the close of business on the later of: (a) the 90th day prior to the date of such annual general meeting, or (b) the 10th day following the day on which public announcement of the date of such meeting is first made by Liberty Global.	not less than 90 days nor more than 120 days prior to the first anniversary date of the annual general meeting for the preceding year (or, in some cases, prior to the 10th day following the announcement of the meeting). With respect to a special general meeting, such notice must be given no earlier than the close of business on the 120th day prior to such special general meeting and no later than the later of: (a) the close of business on the 90th day prior to such special general meeting, or (b) the 10th day following the day on which public announcement is first made of the date of the special general meeting and of the New Liberty Board’s proposed nominees to be elected at such meeting.

Shareholders’ Votes to Certain Transactions, Acquisitions

Amendments to the Constitutional Documents

Under English law, a special resolution (75 percent of the votes cast) of the shareholders is required to amend the Articles. The Liberty Board does not have the power to amend the Articles without shareholder approval.	Bermuda law provides that the memorandum of association of a company may be amended by a resolution passed at a general meeting of shareholders, and that a company’s bye-laws may be amended by a resolution of its board and a resolution passed at a general meeting of shareholders. Under the New Liberty Bye-laws, the affirmative vote of the holders of a majority of the total voting power of the issued and outstanding voting shares entitled to vote thereon, voting as a single class, will be required in order for New Liberty to take any action to authorize the amendment of the New Liberty Bye-laws, except that the amendment of (a) certain “special” bye-laws, discussed in more detail below, requires the affirmative vote of not less than three-fourths (75 percent) of the directors and the affirmative vote of the holders of at least three-fourths (75 percent) of the total voting power of the then issued and outstanding voting shares entitled to vote thereon, voting as a single class and (b) bye-law 13.1 in relation to the variation of class rights and bye-law 34.3 in relation to Covered Transactions (together with bye-law 33.2 which governs the requirement for amendments to bye-laws 13.1 and 34.3) requires approval by a majority of the votes cast by the outstanding New Liberty Class A Common Shares, New Liberty Class B Common Shares and New Liberty Class C Common Shares, each voting separately as a class.

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders

Supermajority Shareholder Voting Provisions

Under English law, approval by special resolution (75 percent of the votes cast) of shareholders is required in order for Liberty Global to take the following actions (among others):

•  excluding statutory preemptive rights on the allotment and issuance of securities for cash;

•  reducing Liberty Global’s share capital;

•  re-registering Liberty Global as a private company; or

•  liquidating Liberty Global.

If any such actions amount to a variation of the rights attached to a class of Liberty Shares (e.g., an amendment to the Articles to create a new class of shares having rights which vary or abrogate the rights of an existing class), a separate class vote of each class of Liberty Global Shares is required.

Under the New Liberty Bye-laws, the affirmative vote of the holders of a majority of the total voting power of the issued and outstanding voting shares entitled to vote thereon, voting as a single class, and a resolution of the New Liberty directors, will be required to amend, alter or repeal any provision of the New Liberty Bye-laws or to add or insert any other provision in the bye-laws, other than in respect of “special” bye-laws, which will need the affirmative vote of not less than three-fourths (75 percent) of the directors and the affirmative vote of the holders of at least three-fourths (75 percent) of the total voting power of the issued and outstanding voting shares entitled to vote thereon, voting as a single class. The “special” bye-laws are those relating to rights attaching to shares, conversion rights, dividends and share distributions, special general meetings requisitioned by shareholders, written shareholder resolutions, mergers, amalgamations and consolidations (other than Covered Transactions), election of directors, number of directors, term and classes of directors, making changes to certain bye-laws specifying a corporate action requiring a supermajority shareholder voting threshold and making changes to certain shareholder voting thresholds.

Under the New Liberty Bye-laws, if more than 66 percent of New Liberty’s directors then in office vote affirmatively to approve a merger, amalgamation or consolidation (other than a Covered Transaction), then the affirmative vote of a majority of the total voting power of the issued and outstanding shares entitled to vote at the general meeting, voting together as a single class, is required to approve such merger, amalgamation or consolidation. If 66 percent or less of New Liberty’s directors then in office do not vote affirmatively to approve a merger, amalgamation or consolidation (other than a Covered Transaction), then the affirmative vote of more than 66 percent of the total voting power of the issued and outstanding shares entitled to vote at the general meeting, voting together as a single class, is required to approve such merger, amalgamation or consolidation.

Under the New Liberty Bye-laws, in order to authorize a Covered Transaction, the following procedures are required to be followed for a Covered Transaction to be validly authorized: (a) if the New

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders
Liberty Board determines, acting reasonably, that a proposed transaction may constitute a Covered Transaction, the New Liberty Board must form an Independent Committee; (b) the Independent Committee will be granted the authority, on behalf of the New Liberty Board, to determine whether a proposed transaction is a Covered Transaction and to negotiate the terms and conditions of the Covered Transaction and to determine whether to recommend such proposed Covered Transaction, and such determination(s) will be final; and (c) after determination by the Independent Committee that a transaction is a Covered Transaction, the proposed Covered Transaction will need to be approved by a majority of the members of the Independent Committee, a majority of the members of the New Liberty Board and by a majority of the votes cast by the outstanding New Liberty Class A Common Shares, New Liberty Class B Common Shares and New Liberty Class C Common Shares (which New Liberty Class C Common Shares will for these purposes only have one vote per share), in each case, by those members of a class present and voting at a separate class meeting for each class convened for purposes of approving such Covered Transaction; provided that any shares held, directly or indirectly, by the Controlled Acquiror proposing the Covered Transaction will not count towards quorum, will not be entitled to vote and will be excluded from determining the requisite majority and the shares entitled to vote, but shares held by a Significant Shareholder or any director or executive officer that owns an interest in such Controlled Acquiror may be voted and will be included in determining the requisite majority and the shares entitled to vote.

Takeovers / Mergers

Under English law, an acquiring party is generally able to ensure it acquires all of the outstanding shares of the company in the following ways:

•  by a court-approved “scheme of arrangement”, which requires the approval of a majority in number of shareholders representing at least 75 percent in value of the shareholders or class of shareholders composed in the scheme present and voting either in person or by proxy at a special meeting convened by order of the court; or

Under Bermuda law, an acquiring party is generally able to ensure it acquires all of the issued and outstanding shares of the company in the following ways:

•  by a court-approved “scheme of arrangement”, which requires the agreement of holders of common shares representing in the aggregate a majority in number and at least 75 percent in par value of the common shareholders present and voting at a court ordered meeting or meetings held to consider the scheme;

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders

•  by way of a takeover offer where acceptances are received from shareholders representing 90 percent (in value and in voting rights) of the shares or class of shares not already owned by the offeror.

Statutory mergers under which only one company survives are not available under English law.

•  by acquiring pursuant to a tender offer 90 percent of the shares or class of shares not already owned by, or by a nominee for, the acquiring party (the offeror), or any of its subsidiaries; or

•  where the acquiring party or parties hold not less than 95 percent of the shares or a class of shares of the company, by acquiring, pursuant to a notice given to the remaining shareholders or class of shareholders, the shares of such remaining shareholders or class of shareholders.

Statutory mergers are available under Bermuda law. For more details on mergers, see “Part V (Additional Information) — Comparison of the Rights of Holders of Liberty Shares and New Liberty Shares — Supermajority Shareholder Voting Provisions” beginning on page 111 of this Document.

Other Shareholder Rights

Pre-emptive Rights

Under English law, the issuance for cash of equity securities (including rights to subscribe for, or convert securities into, such equity securities) must be offered first to the existing ordinary shareholders in proportion to the respective nominal amounts (i.e., par values) of their holdings. English law permits a company’s shareholders by special resolution or a provision in a company’s articles of association to exclude preemptive rights for a period of up to five years.

The Articles provided that, for the first five years after their adoption, the Board had authorization (without the need for further Shareholder resolution) to issue and allot shares up to an aggregate nominal amount (i.e., par value) of $20,000,000 for cash, free of the statutory preemptive rights. The 2020 annual general meeting of shareholders authorized the allotment and issue of up to an aggregate amount of five percent of the nominal value of issued share capital which remains in effect as of the date of this Document but will expire on the earlier of: (a) the first anniversary of the date of the resolution, or (b) the end of the first annual general meeting following the date of the resolution.

Bermuda law does not impose statutory pre-emption rights on the allotment and issue of shares of Bermuda companies. Under the New Liberty Bye-laws, holders of New Liberty Shares will not be entitled to pre-emption rights with respect to any issuance of shares by New Liberty.

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders

Conversion

Holders of Class B Ordinary Shares may redesignate such shares into Class A Ordinary Shares at any time.	Holders of New Liberty Class B Common Shares may convert such shares into New Liberty Class A Common Share at any time.

Variation of Class Rights

Under English law and the Articles, rights attached to a class of Liberty Shares may only be varied: (a) in such manner (if any) as may be provided by those rights, (b) with the written consent of the holders of 75 percent in nominal amount of the issued Liberty Shares of that class, or (c) by a special resolution passed by 75 percent of the shares voted at a separate meeting of the holders of that class.

Under English law and the Articles, the following are deemed not to vary the rights attaching to any class of Liberty Shares, unless expressly provided by the rights attached to such shares: (a) the redesignation of any class of Liberty Shares in the capital of Liberty Global as deferred shares, or fractions thereof, in accordance with the Articles, (b) the issue of further shares ranking pari passu with, or subsequent to, the relevant class of Liberty Shares, (c) the purchase or redemption by Liberty Global of its own shares, and (d) the exercise by the Board of its authority under certain provisions of the Articles relating to dividends and distributions, scrip dividends and capitalization of profits.

Under the New Liberty Bye-laws, if at any time the capital of New Liberty is divided into different classes of shares, all or any of the rights attached to any existing class may from time to time be varied or abrogated, either while New Liberty is a going concern or during or in contemplation of winding up: (a) in the case of any class of capital of New Liberty other than the New Liberty Class A Common Shares, the New Liberty Class B Common Shares and the New Liberty Class C Common Shares, in such manner (if any) as may be provided by any instrument establishing those rights, including any amendment to the New Liberty Bye-laws, or (b) in the case of the New Liberty Class A Common Shares, the New Liberty Class B Common Shares and the New Liberty Class C Common Shares, with the sanction of a resolution passed by the majority of the votes cast at a separate meeting of the holders of the shares of the class to which the variation or abrogation relates, at which the quorum shall be two persons at least holding or representing by proxy one third of the issued shares of the class.

In addition, the New Liberty Bye-laws provide that, unless otherwise expressly provided by the rights attached to any share or class of shares, the issuance of further shares ranking pari passu with, or subsequent to, a share or class of shares, the purchase or redemption by New Liberty of any of its own shares and any alteration of capital permitted by Bermuda law and the New Liberty Bye-laws shall be deemed not to vary or abrogate rights attaching to any shares or classes of shares of New Liberty.

Shareholder Suits

Under English law, a shareholder may bring a claim against Liberty Global: (a) when the Company’s affairs are being or have been conducted in a manner unfairly prejudicial to the interests of all or some shareholders, including the shareholder making the claim, or (b) when any act or omission of the Company is or would be so prejudicial.	Class actions and derivative actions are generally not available to shareholders under Bermuda law. Bermuda courts, however, would ordinarily be expected to permit a shareholder to commence an action in the name of a company to remedy a wrong to the company where the act complained of is alleged to be beyond the corporate power of the

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders

The courts of England and Wales will have exclusive jurisdiction with respect to any suits brought by shareholders against the Company or the directors. Under English law, there are two main types of Shareholder suit. The first is an unfair prejudice claim which vests with the Shareholders directly and gives Shareholders the right to petition the court for relief where the affairs of the Company are or have been, conducted in manner unfairly prejudicial for the interests of the members, either generally or in part, or where an actual or proposed act or omission of the Company is, or would be, so prejudicial. The second is a derivative claim for claims vesting in the Company but for which shareholders are entitled to bring the claim provided the court has granted its permission. In making its decision on whether to permit a shareholder to bring a derivative claim, the court will consider a number of discretionary factors such as, among others, whether the shareholder is acting in good faith and whether the company has chosen not to pursue the claim.

company or illegal, or would result in the violation of the company’s memorandum of association or bye-laws. Furthermore, consideration would be given by a Bermuda court to acts that are alleged to constitute a fraud against the minority shareholders or, for instance, where an act requires the approval of a greater percentage of the company’s shareholders than that which actually approved it.

Dissenter’s Right of Appraisal

No dissenter’s / appraisal rights are available under English law.

A dissenting shareholder that did not vote in favor of a statutory amalgamation or merger of a Bermuda exempted company limited by shares is entitled to be paid the fair value of his or her shares in an amalgamation or merger as appraised by the Bermuda Supreme Court.

Where the holders of not less than 95 percent of the shares or any class of shares of a company give notice for the compulsory acquisition of the remaining shareholders, shareholders who are subject to such notice may apply to the Bermuda Supreme Court for an appraisal of the value of their shares.

Shareholder Rights Plans

Liberty Global does not have a shareholder rights plan in place as shareholder rights plans are not permitted under English law.	It is not contemplated that New Liberty will have a shareholder rights plan in place immediately following the Redomiciliation. Under Bermuda law, if the board of a company is authorized to issue shares with preferential, deferred, qualified or special rights, privileges or conditions, a shareholder rights plan may be adopted, provided that the validity of the plan (both adoption of the plan and on issuance of the rights) will depend upon the compliance by the directors of the company with their fiduciary duties, in particular, whether or not any shareholder rights

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders
plan (or issuance thereunder) represents an exercise of directors’ powers under the company’s constitution for a proper purpose (and not a collateral purpose) and an exercise of directors’ powers fairly as between shareholders and not in such a way as to favor improperly one section of the shareholders against another.

Purchase of Shares

Share Buybacks

Under English law, a company may, in certain circumstances, purchase its own shares either: (a) on-market on a recognized stock exchange, which does not include Nasdaq (and so this method cannot currently be utilized by Liberty Global), or (b) off-market (i.e., other than on a recognized stock exchange).

For Liberty Global to make off-market purchases of Liberty Shares, its shareholders must provide authorization to the Company to do so by way of an ordinary resolution. Such authority must specify an expiry date with a maximum period of five years before it is required to be renewed.

For an off-market purchase, the proposed purchase contract and the identity of the counterparty must be authorized by ordinary resolution of the shareholders before being entered into. The purchase contract must also be made available for inspection by the shareholders at Liberty Global’s registered office at least 15 days ending with the date of the general meeting where the resolution to approve the purchase contract is being proposed and at the general meeting itself.

Under Bermuda law, New Liberty may purchase its own shares for cancellation or acquire them as treasury shares on such terms as the New Liberty Board shall think appropriate, without any distinction between on-market and off-market purchases. The New Liberty Board may exercise all the powers of New Liberty to purchase or acquire all or any part of its own shares in accordance with the Bermuda Companies Act.

Directors

Number of Directors

Under the Companies Act, the board must consist of at least two directors.	Under the Bermuda Companies Act, the board must consist of at least one director.

The Articles require not fewer than two directors and, except as otherwise determined by a majority of the directors, not more than 15 directors.	The New Liberty Bye-laws require not fewer than two directors and, except as determined by resolution adopted by the affirmative vote of not less than 66 percent of the members of the New Liberty Board then in office, not more than 15 directors.

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders

Election and Removal

The shareholders of a company incorporated in England and Wales may remove a director with or without cause by ordinary resolution, irrespective of any provisions in the company’s articles of association, provided that 28 clear days’ notice of the resolution is given to the company. In addition, a person ceases to be a director of the Company if he or she is requested in writing by a majority of the other directors to resign.	Under the New Liberty Bye-laws, directors of New Liberty can be removed with or without cause by the New Liberty Board or by the New Liberty Shareholders. Where a director is to be removed by New Liberty Shareholders, notice of such intention must be served on such director at least 14 days prior to the applicable meeting at which the removal will be considered and the director is entitled to be heard on the motion for his or her removal.

Shareholders of companies incorporated in England and Wales are not entitled to elect or remove directors by written resolution.	The shareholders of a company incorporated in Bermuda may not act by written consent to elect or remove a director before the expiration of their term of office unless explicitly permitted by the company’s bye-laws. The New Liberty Bye-laws do not permit shareholders to act by written consent.

Where the election of a director is contested (i.e., the total number of proposed directors exceeds the total number of directors to be elected at the general meeting), the Articles provide a form of “plurality voting” applicable to such contested election of directors (i.e., the directors with the greatest number of votes are elected in descending order until the number of directors to be elected at such meeting is satisfied) instead of by ordinary resolution as would normally be required for the appointment of directors.	Where the election of a director is contested (i.e., the total number of proposed directors exceeds the total number of directors to be elected at such meeting), the New Liberty Bye-laws provide a form of “plurality voting” applicable to such contested election of directors (i.e., the directors with the greatest number of votes are elected in descending order until the number of directors to be elected as such meeting is satisfied) instead of by a majority of the votes cast at a quorate general meeting of shareholders as would normally be required for the appointment of directors.

Classified Board

Except as otherwise determined by a majority of directors, the Board is divided into three classes that are, as nearly as possible, of equal size. Each class of directors is elected for a three-year term of office, but the terms are staggered so that the term of only one class of directors expires at each annual general meeting.	The New Liberty Board is divided into three classes that are, as nearly as possible, of equal size. Each class of directors is elected for a three-year term of office, but the terms are staggered so that the term of only one class of directors expires at each annual general meeting.

Vacancies

Shareholders may by ordinary resolution, and the Board may, appoint a person who is willing to act as a Director, either to fill a vacancy or as an additional director.	The New Liberty Bye-laws provide that vacancies on the New Liberty Board and newly created directorships resulting from any increase in the number of directors on the New Liberty Board will be filled by the affirmative vote of a majority of the remaining directors then in office (even though less

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders
than a quorum) or by a resolution passed by a majority of the votes cast by the total voting power of New Liberty voting shares present in person or by proxy and entitled to vote thereon, voting as a single class, at a general meeting.

Duties of Directors

Under the Companies Act, directors are required:

•  to act in accordance with the company’s constitution and exercise powers only for the purposes for which they are conferred;

•  to act in a way he or she considers, in good faith, would be most likely to promote the success of the company for the benefit of its shareholders as a whole;

•  to exercise independent judgment;

•  to exercise reasonable care, skill and diligence;

•  to avoid conflicts of interest;

•  to not accept benefits from third parties; and

•  to declare any interest in proposed transactions with the company.

Under Bermuda common law, directors of a company owe a fiduciary duty to the company to act in good faith in their dealings with or on behalf of the company and exercise their powers and fulfill the duties of their office honestly. This duty includes the following essential elements:

•  to act in good faith in the best interests of the company;

•  not to make a personal profit from opportunities that arise from the office of director;

•  to avoid conflicts of interest; and

•  to exercise powers for the purpose for which such powers were intended.

Conflicts of Interests / Related Party Transactions

Provided that a director has declared the nature and extent of his or her interest in a proposed transaction or arrangement with the Company, a director notwithstanding his or her office:

•  may be party to, or otherwise interested in a transaction with the Company or in which it is otherwise (directly or indirectly) interested;

•  may act in a professional capacity for the Company and is entitled to remuneration for professional services as if he or she were not a director; and

•  may be a director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise in, any body corporate.

Under the Articles (and subject to certain specified exceptions), a director is not permitted to vote on any matter in which he or she has an interest that can reasonably be regarded as giving rise to a conflict of interest with the Company, unless approved by an

Any director, or any director’s firm, partner or any company with whom any director is associated, is entitled to act in any capacity for, be employed by or render services to New Liberty on such terms, including with respect to remuneration, as may be agreed between the parties.

Bermuda law does not generally require shareholder approval of related party transactions unless there is an independent approval requirement for such transaction under Bermuda law or a company’s bye-laws. Bermuda law requires shareholder approval of a related party transaction where (subject to certain limited exceptions) a company proposes to make a loan or provide a guarantee or other security to any person who is a director of the company or a director of its holding company (and to certain connected persons such as spouses or children of the director or to a company of which the director, their spouse or children own or control directly or indirectly more than 20 percent of the capital or loan debt). Under Bermuda law, if a director discloses a direct or

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders

ordinary resolution of the Shareholders or by a resolution of the Board.

In addition, under English law, certain transactions between Liberty Global and a director of Liberty Global (or a person connected with such director, which includes, among others, companies in which the director is interested in at least 20 percent of the share capital or is entitled to control more than 20 percent of the voting power) are prohibited unless approved by the shareholders. These transactions include loans, quasi-loans, credit transactions and substantial property transactions (i.e., transactions involving the acquisition of substantial non-cash assets).

indirect interest in any contract or arrangement with New Liberty as required by Bermuda law, such director will be entitled to vote in respect of any such contract or arrangement in which he or she is interested.

For further information on mergers with certain related parties, see “Part V (Additional Information) — Comparison of the Rights of Holders of Liberty Shares and New Liberty Shares — Supermajority Shareholder Voting Provisions” beginning on page 111 of this Document.

Remuneration

English law requires Liberty Global to hold a binding shareholder vote on remuneration policy at least once every three years.	New Liberty will be subject to the “say on pay” rules promulgated by the SEC, which require an advisory shareholder vote on pay every three years.

The directors of a company incorporated in England and Wales must prepare a directors’ remuneration report. The directors’ remuneration report must form part of the annual financial statements and must be presented to the shareholders for approval at a general meeting.

Remuneration payments made to directors and former directors of a company incorporated in England and Wales need to be consistent with the terms of the approved remuneration policy or otherwise approved by shareholder resolution.

English law requires, in the case of officers who are considered directors under English law, that employment agreements with a guaranteed term of more than two years be subject to the prior approval of shareholders.

Under Bermuda Law, directors may receive such compensation for attendance at any meetings of the New Liberty Board (or a meeting of a committee) and any expenses incidental to the performance of their duties as the New Liberty Board or a committee of the New Liberty Board determines, without any requirement for approval of such remuneration by the shareholders.

Liability of Directors and Officers

Subject to exceptions, English law does not permit a company to exempt a director or certain officers from, or indemnify him or her against, liability in connection with any negligence, default, breach of duty or breach of trust by him or her in relation to the company. However, a company incorporated in England and Wales is permitted to purchase and maintain limited insurance for a director or executive officer of the company against any such liability.	Section 98 of the Bermuda Companies Act provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may

Provisions Applicable to Liberty Global Shareholders	Provisions Applicable to New Liberty Shareholders
indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or granted relief by the Supreme Court of Bermuda pursuant to Section 281 of the Bermuda Companies Act. The New Liberty Bye-laws contain a general waiver by shareholders for any claim or right of action a shareholder might have (whether individually or by or in the right of the company) against any director or officer of the company arising from any action or inaction by such director or officer in the performance of their duties for New Liberty or any of New Liberty’s direct or indirect subsidiaries (but excluding any matter involving fraud or dishonesty). Consequently, this waiver limits the right of Shareholders to assert claims against New Liberty’s officers and directors unless the act or failure to act involves fraud or dishonesty.

Shareholders can ratify by ordinary resolution a director’s or certain officer’s conduct amounting to negligence, default, breach of duty or breach of trust in relation to the company.	Shareholders can ratify by a resolution in a general meeting a director’s or certain officer’s conduct amounting to negligence, default, breach of duty or breach of trust in relation to the company.

Indemnification

The Articles include a provision that allows the Company to indemnify, to the extent permitted by law, any person who is or was a director of Liberty Global against any loss or liability, whether in connection with any negligence, default, breach of duty or breach of trust by him or her or otherwise, in relation to the Company or any associated company.	The New Liberty Bye-laws will require New Liberty to indemnify and hold harmless, to the fullest extent permitted by applicable law, but excluding any liability arising by virtue of fraud or dishonesty, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director or officer or while a director or officer of New Liberty.

Information on the Liberty Global and New Liberty Directors

The Liberty Global and New Liberty Directors

The current directors and their respective functions are set forth in the table below.

Name	Age	Position
John C. Malone	82	Director, Chairman of the Board
Andrew J. Cole	56	Independent Director
Miranda Curtis	67	Independent Director
Marisa D. Drew	58	Independent Director
John W. Dick	84	Independent Director
Michael T. Fries	60	Director, Chief Executive Officer, President and Vice Chairman of the Board
Paul A. Gould	77	Independent Director
Richard R. Green	85	Independent Director
Larry E. Romrell	83	Independent Director
Daniel E. Sanchez	60	Independent Director
J. David Wargo	69	Independent Director

The New Liberty directors and the executive officers of New Liberty immediately after the Scheme will be the same as the directors and executive officers of Liberty Global immediately prior to the Scheme. If the Scheme is completed, the New Liberty directors will serve until the earlier of the next meeting of shareholders at which an election of directors is required and until their successors are elected, and the executive officers of New Liberty will serve until their successors are elected or their earlier death, disability or retirement.

Liberty Global’s registered office is at Griffin House, 161 Hammersmith Road, London W6 8BS, United Kingdom.

Interests of Certain Persons in Matters to Be Acted Upon

The directors and the executive officers of Liberty Global have certain interests in the Redomiciliation that are in addition to their interests as Shareholders or that may be different from the interests of other Shareholders. See “Risk Factors — Risks Associated with the Redomiciliation — After the Redomiciliation, New Liberty may continue to be significantly influenced by one principal shareholder” and “Risk Factors — Risks Associated with the Redomiciliation — Non-cash transactions with directors and officers of New Liberty will not be subject to shareholder approval” beginning on page 40 of this Document. The Board was aware of these interests and considered them, among other matters, in approving the Scheme and in determining to recommend that Shareholders vote “FOR” each of the Court Meetings Resolutions at the applicable Court Meeting, “FOR” each of the General Meeting Resolutions at the General Meeting and “FOR” each of the Shareholders Meeting Resolutions at the Shareholders Meeting.

Liberty Shares held by the directors and the executive officers of Liberty Global will be subject to the Scheme. Except as set forth in this Document, the effect of the Scheme on the interests of the directors and the executive officers of Liberty Global does not differ from the effect of the Scheme on other Shareholders. Details of the interests of the directors and the executive officers of Liberty Global in the share capital of Liberty Global are set forth in “Part V (Additional Information) — Other Information — Security Ownership of Directors and Executive Officers” beginning on page 125 of this Document.

Continuing Executive Officer and Director Positions

After the Effective Date, these persons, as the New Liberty directors and the executive officers of New Liberty will receive their remuneration from New Liberty, and the total compensation to be paid to each of those individuals will not be materially varied as a result of the Redomiciliation. In addition, the responsibilities of individual New Liberty directors and the executive officers will remain unchanged in all material respects following implementation of the Redomiciliation.

Exculpation and Indemnification

Subject to the provisions of the Companies Act, the directors of Liberty Global are currently indemnified against any liability incurred by such person for negligence, default, breach of duty or breach of trust in relation to the affairs of Liberty Global. The New Liberty Bye-laws contain similar indemnification provisions, although the scope of indemnification provided to the New Liberty directors is limited in accordance with the Bermuda Companies Act. For more information on the limitations on the ability of a Bermuda company to indemnify its directors, see “Part V (Additional Information) — Comparison of the Rights of Holders of Liberty Shares and New Liberty Shares — Indemnification” on page 120 of this Document.

In addition, in connection with the Redomiciliation, we expect that New Liberty (or one or more of its subsidiaries) will enter into indemnification agreements (or deed poll indemnities) with or as to each of the New Liberty directors and certain officers of New Liberty, providing for the indemnification of, and advancement of expenses to, these persons. We expect that the indemnification and expense advancement provided under these indemnification agreements (or deed poll indemnities) will be substantially similar to that which is currently afforded by Liberty Global.

Liberty Equity Incentive Plans

We have a variety of equity incentive plans and compensation plans, including award agreements, awards and arrangements outstanding thereunder, that provide for options, restricted stock units, performance share units or other rights to purchase or receive Liberty Shares (or the right to receive benefits or amounts by reference to those Liberty Shares). We refer to these plans, agreements, awards and arrangements as the “Liberty Equity Incentive Plans.”

Details of the proposals to be made to participants in the Liberty Equity Incentive Plans as a result of the Scheme will shortly be sent to the participants. The following is a general summary of those proposals.

Exchange and Exercise of Awards

In connection with the Redomiciliation and other than with respect to the Virgin Media Sharesave Plan, New Liberty will adopt and assume each Liberty Equity Incentive Plan or make other arrangements for any outstanding awards under the Liberty Equity Incentive Plans to be exercisable for or settled in New Liberty Shares. To the extent required, the Liberty Equity Incentive Plans will be amended, effective from the Scheme Record Time, to provide that all outstanding awards relating to Liberty Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of New Liberty Shares. All such awards will otherwise generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the Scheme Record Time. The rules of the relevant Liberty Equity Incentive Plan and award agreement(s) will continue to apply.

Outstanding options granted under the Virgin Media Sharesave Plan will become exercisable conditional on Court sanction of the Scheme. Holders of options under the Virgin Media Sharesave Plan will therefore have an opportunity to acquire Class C Ordinary Shares by exercising these options for a period of six months following Court sanction of the Scheme. Any Class C Ordinary Shares acquired pursuant to the exercise of such options will be acquired by New Liberty pursuant to the terms of the Articles Amendment Resolution. Notwithstanding the right to exercise, holders of options under the Virgin Media Sharesave Plan will be given the opportunity to exchange their options for equivalent options relating to New Liberty Shares or will be given the right to receive other equitable renumeration in lieu thereof as determined by Liberty Global.

Employee Benefit Plans

At the Effective Date, the obligations of Liberty Global with respect to each of its employee benefit and/or compensation plans, trusts, agreements, programs or arrangements shall be assumed by New Liberty and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

Legal Matters

The validity of the New Liberty Shares to be issued pursuant to the Scheme will be opined on for New Liberty by Conyers Dill & Pearman Limited.

Independent Auditors

The consolidated financial statements of Liberty Global plc and its subsidiaries as of December 31, 2022 and 2021, and for each of the years in the three (3)-year period ended December 31, 2022, incorporated by reference in this Document, and the effectiveness of internal controls over financial reporting as of December 31, 2022, have been audited by KPMG LLP (U.S.), an independent registered public accounting firm, as stated in its report, which is incorporated by reference herein.

The consolidated financial statements of VMED O2 UK Ltd and its subsidiaries as at and for the year ended December 31, 2022, are incorporated by reference in this Document and have been audited by KPMG LLP (UK), an independent registered public accounting firm, as stated in its report, which is incorporated by reference herein.

Where You Can Find More Information

Liberty Global is subject to the informational requirements of the U.S. Exchange Act and in accordance therewith files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that Liberty Global files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at +1(800) 732-0330 for further information on the public reference rooms. Liberty Global’s SEC filings also are available to the public from commercial document retrieval services and at the SEC’s website at www.sec.gov. You may also access the SEC filings and obtain other information about Liberty Global through the website maintained by Liberty Global, which is www.libertyglobal.com. The information contained on the website is not incorporated by reference in this proxy statement.

Liberty Global has filed this Document as a proxy statement on Schedule 14A with the SEC in connection with the Meetings to approve the Redomiciliation. This Document is not intended to be, and is not, a prospectus for purposes of the U.K. Financial Conduct Authority’s Prospectus Rules and Listing Rules.

The SEC allows Liberty Global to “incorporate by reference” into this Document the information that Liberty Global files with the SEC, which means that Liberty Global can disclose important information to you by referring you to those documents. Any information incorporated this way is considered to be part of this Document, and any information that we file later with the SEC will automatically update and supersede this information. SEC rules and regulations also allow Liberty Global to “furnish” rather than “file” certain reports and information with the SEC. Any such reports or information which we have indicated as being “furnished” shall not be deemed to be incorporated by reference in, or otherwise be considered to be a part of, this Document, regardless of when furnished to the SEC. Liberty Global incorporates by reference the following documents that it has filed with the SEC, and any future filings that it makes with the SEC following the date hereof and prior to the date of the General Meeting under Sections 13(a), 13(c), 14 or 15(d) of the U.S. Exchange Act (other than information furnished rather than filed):

•	Liberty Global’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 22, 2023, and amended on Form 10-K/A on March 28, 2023;

•	Liberty Global’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 29, 2022; and

•

Liberty Global’s current reports on Form 8-K (in each case, other than information and exhibits “furnished” to and not “filed” with the SEC in accordance with SEC rules and regulations) filed with the SEC since February 22, 2023.

You can obtain the documents incorporated by reference herein by accessing the SEC’s website at www.sec.gov. Liberty Global will also provide you with copies of these documents without charge. These documents are available to any Shareholder, including any beneficial owner, upon request directed to Liberty Global plc, attention: Investor Relations Department, Griffin House, 161 Hammersmith Road, London W6 8BS, United Kingdom, or by telephone or email at +1(303) 220-6600 or ir@libertyglobal.com. You may also obtain copies of certain of these documents by accessing Liberty Global’s website at www.libertyglobal.com, under the heading “Investors — SEC Filings.” To ensure timely delivery of these documents, any such request must be made no later than 10 business days prior to the date of the Meetings. The exhibits to these documents generally will not be made available unless they are specifically incorporated by reference herein or are otherwise requested by you.

A list of the Voting Shareholders entitled to vote at the General Meeting will be available for inspection by any Voting Shareholder for any purpose relevant to the General Meeting during business hours at Liberty Global’s principal executive offices at Griffin House, 161 Hammersmith Road, London W6 8BS, United Kingdom, for at least 10 days prior to the General Meeting and will also be available for review at the General Meeting or any reconvening thereof.

No person has been authorized to give any information or make any representations other than those included or incorporated by reference herein and, if given or made, such information or representations must not be relied upon as having been authorized by Liberty Global, the directors, New Liberty, the New Liberty directors or any other person involved in the Scheme. Neither the delivery of this Document, the occurrence of the Meetings, the occurrence of the Court Hearing nor the filing of the Court Order (and the related statement of capital) shall, under any circumstances, create any implication that there has been no change in the affairs of Liberty Global or New Liberty since the date hereof or that the information included or incorporated by reference herein is correct as of any time subsequent to its date.

Publication on Website

A copy of this Document and the information incorporated by reference herein is and will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on Liberty Global’s website at www.libertyglobal.com.

Other Information

Security Ownership of Directors and Executive Officers

The following table sets forth information with respect to the beneficial ownership by each of the directors and each of our named executive officers as described below, and by all of the directors and executive officers as a group, of each class of outstanding Liberty Shares.

The security ownership information is given as of March 1, 2023 and, in the case of percentage ownership information, is based upon: (a) 171,950,491 Class A Ordinary Shares, (b) 12,994,000 Class B Ordinary Shares, and (c) 268,987,438 Class C Ordinary Shares, in each case, outstanding on that date. Although beneficial ownership of our Class C Ordinary Shares is set forth below, our Class C Ordinary Shares are non-voting and, therefore, in the case of voting power, are not included. The percentage of voting power is presented on an aggregate basis for each person or group listed below.

Liberty Shares issuable on or within 60 days after March 1, 2023, upon exercise of options or share appreciation rights (“SARs”), vesting of restricted share units (“RSUs”), conversion of convertible securities or exchange of exchangeable securities, are deemed to be outstanding and to be beneficially owned by the person holding the options, SARs, RSUs or convertible or exchangeable securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For purposes of the following presentation, beneficial ownership of our Class B Ordinary Shares, although convertible on a one-for-one basis into our Class A Ordinary Shares, is reported as beneficial ownership of our Class B Ordinary Shares only, and not as beneficial ownership of our Class A Ordinary Shares.

So far as is known to Liberty Global, the persons indicated below have sole voting power and sole dispositive power with respect to the Liberty Shares indicated as owned by them, except as otherwise stated in the notes to the table. With respect to certain of our executive officers and directors, the number of Liberty Shares indicated as owned by them includes shares held by the 401(k) Plan as of March 1, 2023, for their respective accounts.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class	Voting Power
John C. Malone Chairman of the Board	Class A Ordinary Shares	4,678,691(1)(2)(3)(4)	2.72 percent	30.65 percent
	Class B Ordinary Shares	8,787,373(5)(6)	67.63 percent
	Class C Ordinary Shares	18,027,466(1)(2)(3)(4)(5)	6.70 percent

Andrew J. Cole Director	Class A Ordinary Shares	73,529(4)(7)	*	*
	Class B Ordinary Shares	—	—
	Class C Ordinary Shares	162,900(4)	*

Miranda Curtis Director	Class A Ordinary Shares	181,441(4)	*	*
	Class B Ordinary Shares	—	—
	Class C Ordinary Shares	420,306(4)	*

John W. Dick Director	Class A Ordinary Shares	98,220(4)	*	*
	Class B Ordinary Shares	—	—
	Class C Ordinary Shares	234,686(4)	*
Marisa D. Drew Director	Class A Ordinary Shares	—	—	—
	Class B Ordinary Shares	—	—
	Class C Ordinary Shares	—	—

Michael T. Fries Director, Chief Executive Officer, President and Vice Chairman of the Board	Class A Ordinary Shares	1,202,985(4)(8)(9)	*	9.93 percent
	Class B Ordinary Shares	2,879,443(6)	22.16 percent
	Class C Ordinary Shares	2,003,390(4)(8)(9)	*

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class	Voting Power

Paul A. Gould Director	Class A Ordinary Shares	276,311(4)	*	*
	Class B Ordinary Shares	51,429	*
	Class C Ordinary Shares	1,100,139(4)	*

Richard R. Green Director	Class A Ordinary Shares	57,449(4)	*	*
	Class B Ordinary Shares	—	—
	Class C Ordinary Shares	122,559(4)	*

Larry E. Romrell Director	Class A Ordinary Shares	75,763(4)	*	*
	Class B Ordinary Shares	—	—
	Class C Ordinary Shares	160,510(4)	*

Daniel E. Sanchez Director	Class A Ordinary Shares	—	—	—
	Class B Ordinary Shares	—	—
	Class C Ordinary Shares	—	—

J. David Wargo Director	Class A Ordinary Shares	114,253(4)(10)(11)	*	*
	Class B Ordinary Shares	—	—
	Class C Ordinary Shares	291,765(4)(10)(11)	*

Charles H.R. Bracken Executive Vice President & Chief Financial Officer	Class A Ordinary Shares	42,727(4)	*	*
	Class B Ordinary Shares	—	—
	Class C Ordinary Shares	90,179(4)	*

Bryan H. Hall Executive Vice President & General Counsel & Secretary	Class A Ordinary Shares	142,329(4)(10)	*	*
	Class B Ordinary Shares	—	—
	Class C Ordinary Shares	190,149(4)(8)(10)	*

Enrique Rodriguez Executive Vice President & Chief Technology Officer	Class A Ordinary Shares	172,291(4)	*	*
	Class B Ordinary Shares	—	—
	Class C Ordinary Shares	356,415(4)(8)	*

Andrea Salvato Senior Vice President & Chief Development Officer	Class A Ordinary Shares	116,671(4)	*	*
	Class B Ordinary Shares	—	—
	Class C Ordinary Shares	178,185(4)	*

All directors and executive officers as a group (14 persons)	Class A Ordinary Shares	7,232,660(12)(13)	4.19 percent	41.13 percent
	Class B Ordinary Shares	11,718,245(12)	90.18 percent
	Class C Ordinary Shares	23,238,149(12)(13)	8.57 percent

*	Less than one percent.
(1)	Includes 124,808 Class A Ordinary Shares and 687,905 Class C Ordinary Shares held by Mr. Malone’s spouse, as to which shares Mr. Malone has disclaimed beneficial ownership.
(2)	Includes 115,971 Class A Ordinary Shares and 1,095,207 Class C Ordinary Shares that are subject to options which were exercisable as of, or will be exercisable within 60 days of March 1, 2023.
(3)	Includes 2,140,050 Class A Ordinary Shares and 4,736,253 Class C Ordinary Shares held by Columbus Holding LLC, in which Mr. Malone has a controlling interest.

(4)	Includes shares that are subject to options or SARs, which were exercisable as of, or will be exercisable within 60 days of March 1, 2023, as follows:

Owner	Class A Ordinary Shares	Class C Ordinary Shares
John C. Malone	115,971	1,095,207
Andrew J. Cole	49,392	104,002
Miranda Curtis	50,542	106,301
John W. Dick	50,542	106,301
Michael T. Fries	72,613	195,973
Paul A. Gould	49,392	104,002
Richard R. Green	50,542	106,301
Larry E. Romrell	50,542	106,301
J. David Wargo	50,542	106,301
Charles H.R. Bracken	12,448	33,595
Bryan H. Hall	16,597	44,793
Enrique Rodriguez	20,747	55,992
Andrea Salvato	16,597	44,793

(5)

Includes 110,148 Class B Ordinary Shares held by two trusts managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children. Mr. Malone has no pecuniary interest in the trusts, but he retains the right to substitute the assets held by the trusts. Mr. Malone has disclaimed beneficial ownership of the Liberty Shares held in the trusts. Also includes 8,677,225 Class B Ordinary Shares and 6,757,225 Class C Ordinary Shares held by a trust with respect to which Mr. Malone is the sole trustee and, with his spouse, retains a unitrust interest in the trust (“Malone Trust”).

(6)

Based on the Schedule 13D/A (Amendment No. 7) of Mr. Malone filed with the SEC on February 18, 2014, pursuant to a letter agreement dated as of February 13, 2014, among Michael T. Fries, our chief executive officer and one of our directors, Mr. Malone and the Malone Trust have agreed that, for so long as Mr. Fries is employed as a principal executive officer by Liberty Global or serving on the Board, (a) in the event the Malone Trust or any permitted transferee (as defined in the letter agreement) is not voting the Class B Ordinary Shares owned by the Malone Trust, Mr. Fries will have the right to vote such Class B Ordinary Shares, and (b) in the event the Malone Trust or any permitted transferee determines to sell such Class B Ordinary Shares, Mr. Fries (individually or through an entity he controls) will have an exclusive right to negotiate to purchase such Class B Ordinary Shares, and if the parties fail to come to an agreement and the Malone Trust or any permitted transferee subsequently intends to enter into a sale transaction with a third party, Mr. Fries (or an entity controlled by him) will have a right to match the offer made by such third party.

(7)	Includes 32 Class A Ordinary Shares held by Mr. Cole’s minor daughter.
(8)	Includes Liberty Shares held in the 401(k) Plan as follows:

Owner	Class A Ordinary Shares	Class C Ordinary Shares
Michael T. Fries	1,977	13,983
Bryan H. Hall	—	7,221
Enrique Rodriguez	—	4,283

(9)

Includes 69,300 Class A Ordinary Shares and 261,909 Class C Ordinary Shares held by a trust managed by an independent trustee, of which the beneficiaries are Mr. Fries’ children. Mr. Fries has no pecuniary interest in the trust, but he retains the right to substitute the assets held by the trust. Mr. Fries has disclaimed beneficial ownership of the Class A Ordinary Shares and Class C Ordinary Shares held by the trust. Figure also includes 72,613 Class A Ordinary Shares and 195,973 Class C Ordinary Shares that would be issuable upon exercise by Mr. Fries of those SARs that are exercisable on, or will be exercisable within 60 days of March 1, 2023, assuming exercise and net settlement at the closing sale price on March 1, 2023 (LBTYA: $20.33 and LBTYK: $21.12), and without subtraction of additional shares for withholding tax obligations.

(10)	Includes shares pledged to the indicated entities in support of one or more lines of credit or margin accounts extended by such entities:

	No. of Liberty Shares Pledged
Owner	Class A Ordinary Shares	Class C Ordinary Shares	Entity Holding the Liberty Shares
Bryan H. Hall	42,300	47,894	Morgan Stanley
J. David Wargo	62,107	184,762	Fidelity Brokerage Services, LLC

(11)

Includes 158 Class A Ordinary Shares and 524 Class C Ordinary Shares held in various accounts managed by Mr. Wargo, as to which Liberty Shares Mr. Wargo has disclaimed beneficial ownership. Also includes 32 Class C Ordinary Shares held by Mr. Wargo’s spouse, as to which Mr. Wargo has disclaimed beneficial ownership.

(12)

Includes 194,266 Class A Ordinary Shares, 110,148 Class B Ordinary Shares and 950,370 Class C Ordinary Shares held by relatives of certain directors and executive officers or held pursuant to certain trust arrangements or in managed accounts, as to which Liberty Shares beneficial ownership has been disclaimed.

(13)

Includes 606,467 Class A Ordinary Shares and 2,209,862 Class C Ordinary Shares that are subject to options or SARs, which were exercisable as of, or will be exercisable or vest within 60 days of, March 1, 2023; 1,977 Class A Ordinary Shares and 25,487 Class C Ordinary Shares held by the 401(k) Plan; and 104,407 Class A Ordinary Shares and 232,656 Class C Ordinary Shares pledged, in support of various lines of credit or margin accounts.

Security Ownership of Certain Beneficial Owners

The following table sets forth information, to the extent known by Liberty Global or ascertainable from public filings, concerning the Liberty Shares beneficially owned by each person or entity known by us to own more than five percent of any class of our outstanding Voting Shares.

Except as otherwise indicated in the notes to the table, the security ownership information is given as of March 1, 2023 and, in the case of percentage ownership information, is based upon: (a) 171,950,491 Class A Ordinary Shares, (b) 12,994,000 Class B Ordinary Shares, and (c) 268,987,438 Class C Ordinary Shares, in each case, outstanding on that date. Beneficial ownership of our Class C Ordinary Shares is set forth below only to the extent known by us or ascertainable from public filings. Our Class C Ordinary Shares are, however, non-voting and, therefore, in the case of voting power, are not included.

Liberty Shares issuable on or within 60 days after March 1, 2023, upon exercise of options or SARs, vesting of RSUs, conversion of convertible securities or exchange of exchangeable securities, are deemed to be outstanding and to be beneficially owned by the person holding the options, SARs, RSUs or convertible or exchangeable securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Also, for purposes of the following presentation, beneficial ownership of our Class B Ordinary Shares, although convertible on a one-for-one basis into our Class A Ordinary Shares, is reported as beneficial ownership of our Class B Ordinary Shares only, and not as beneficial ownership of our Class A Ordinary Shares. The percentage of voting power is presented on an aggregate basis for each person or entity named below.

So far as is known to us, the persons indicated below have sole voting power and sole dispositive power with respect to the Liberty Shares indicated as beneficially owned by them, except as otherwise stated in the notes to the table.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficially Ownership	Percent of Class	Voting Power
John C. Malone c/o Liberty Global plc 161 Hammersmith Road London W6 8BS United Kingdom	Class A Ordinary Shares	4,678,691(1)(2)(3)	2.72 percent	30.65 percent
	Class B Ordinary Shares	8,787,373(4)(5)	67.63 percent
	Class C Ordinary Shares	18,027,466(1)(2)(3)(4)	6.70 percent

Michael T. Fries c/o Liberty Global plc 161 Hammersmith Road London W6 8BS United Kingdom	Class A Ordinary Shares	1,202,985(6)(7)(8)	*	9.93 percent
	Class B Ordinary Shares	2,879,443(5)	22.16 percent
	Class C Ordinary Shares	2,003,390(6)(7)(8)	*

Robert R. Bennett c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	Class A Ordinary Shares	208(9)	*	3.25 percent
	Class B Ordinary Shares	981,873(9)	7.56 percent

Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202	Class A Ordinary Shares	12,759,828(10)	7.42 percent	4.23 percent
	Class B Ordinary Shares	—	—

Harris Associates L.P. 111 S. Wacker Drive, Suite 4600 Chicago, IL 60606	Class A Ordinary Shares	32,062,554(11)	18.64 percent	10.62 percent
	Class B Ordinary Shares	—	—

Luxor Capital Group, LP 1114 Avenue of the Americas, 28th Floor New York, NY 10036	Class A Ordinary Shares	12,566,348(12)	7.31 percent	4.16 percent
	Class B Ordinary Shares	—	—	—

*	Less than one percent.
(1)	Includes 124,808 Class A Ordinary Shares and 687,905 Class C Ordinary Shares held by Mr. Malone’s spouse, as to which shares Mr. Malone has disclaimed beneficial ownership.
(2)	Includes 115,971 Class A Ordinary Shares and 1,095,207 Class C Ordinary Shares, that are subject to options, which were exercisable as of, or will be exercisable within 60 days of, March 1, 2023.
(3)	Includes 2,140,050 Class A Ordinary Shares and 4,736,253 Class C Ordinary Shares held by Columbus Holding LLC, in which Mr. Malone has a controlling interest.
(4)

Includes 110,148 Class B Ordinary Shares held by two trusts managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children. Mr. Malone has no pecuniary interest in the trusts, but he retains the right to substitute the assets held by the trusts. Mr. Malone has disclaimed beneficial ownership of the Class B Ordinary Shares held by the trusts. Also includes 8,677,225 Class B Ordinary Shares and 6,757,225 Class C Ordinary Shares held by the Malone Trust.

(5)

Based on the Schedule 13D/A (Amendment No. 7) of Mr. Malone filed with the SEC on February 18, 2014, pursuant to a letter agreement dated as of February 13, 2014, among Michael T. Fries, our chief executive officer and one of our directors, Mr. Malone and the Malone Trust have agreed that, for so long as Mr. Fries is employed as a principal executive officer by Liberty Global or serving on the Board, (a) in the event the Malone Trust or any permitted transferee (as defined in the letter agreement) is not voting the Class B Ordinary Shares owned by the Malone Trust, Mr. Fries will have the right to vote such Class B Ordinary Shares, and (b) in the event the Malone Trust or any permitted transferee determines to sell such Class B Ordinary Shares, Mr. Fries (individually or through an entity he controls) will have an exclusive right to negotiate to purchase such Class B Ordinary Shares, and if the parties fail to come to an agreement and the Malone Trust or any permitted transferee subsequently intends to enter into a sale transaction with a third party, Mr. Fries (or an entity controlled by him) will have a right to match the offer made by such third party.

(6)

Includes 72,613 Class A Ordinary Shares and 195,973 Class C Ordinary Shares that would be issuable upon exercise by Mr. Fries of those SARs that are exercisable on, or will be exercisable within 60 days hereof, assuming exercise and net settlement at the closing sale price on March 1, 2023 (LBTYA: $20.33 and LBTYK: $21.12), and without subtraction of additional shares for withholding tax obligations.

(7)	Includes 1,977 Class A Ordinary Shares and 13,983 Class C Ordinary Shares held in the 401(k) Plan for the benefit of Mr. Fries.
(8)

Includes 69,300 Class A Ordinary Shares and 261,909 Class C Ordinary Shares held by trusts managed by an independent trustee, of which the beneficiaries are Mr. Fries’ children. Mr. Fries has no pecuniary interest in the trust, but he retains the right to substitute the assets held by the trust. Mr. Fries has disclaimed beneficial ownership of the Class A Ordinary Shares and Class C Ordinary Shares held by the trust.

(9)

The number of Class A Ordinary Shares and Class B Ordinary Shares is based upon a Form 8.3 dated November 4, 2015, submitted by Mr. Bennett pursuant to the U.K. Takeover Code. Of the Class A Ordinary Shares and Class B Ordinary Shares reported, a Schedule 13D/A filed by Mr. Bennett on March 6, 2014, shows Mr. Bennett and his spouse jointly owning 749,539 Class B Ordinary Shares and Hilltop Investments, LLC, which is jointly owned by Mr. Bennett and his spouse, owning 232,334 Class B Ordinary Shares.

(10)

The number of Class A Ordinary Shares is based upon the Schedule 13G/A (Amendment No.1) for the year ended December 31, 2022, filed with the SEC on February 10, 2023, by Artisan Partners Limited Partnership (“APLP”) on behalf of itself and Artisan Investments GP LLC (“Artisan Investments”), Artisan Partners Holdings LP (“Artisan Holdings”), and Artisan Partners Asset Management Inc. (“APAM”). APLP is an investment adviser. Artisan Holdings is the sole limited partner of APLP and the sole member of Artisan Investments; Artisan Investments is the general partner of APLP; APAM is the general partner of Artisan Holdings. The Schedule 13G reflects that APLP, Artisan Investments, Artisan Holdings and APAM share dispositive power over all of the Class A Ordinary Shares.

(11)

The number of Class A Ordinary Shares is based upon the Schedule 13G/A (Amendment No. 8) for the year ended December 31, 2022, filed with the SEC on February 14, 2023, by Harris Associates Inc. (“HAI”) on behalf of itself and as general partner of Harris Associates L.P. (“Harris Associates”). The Schedule 13G/A reflects that HAI and Harris Associates each have sole voting power over 22,183,111 of the Class A Ordinary Shares and sole dispositive power over all of the Class A Ordinary Shares.

(12)

The number of Liberty Global Class A shares is based upon the Schedule 13G for the quarter ended September 30, 2022, filed with the SEC on February 14, 2023, by Luxor Capital Partners, LP (Luxor) on behalf of itself and Luxor Capital Partners Offshore Master Fund, LP, Luxor Capital Partners Offshore, Ltd., Luxor Capital Partners Long Offshore Master Fund, LP, Luxor Capital Partners Long Offshore, Ltd., Thebes Offshore Master Fund, LP, LCG Holdings, LLC, Luxor Management, LLC, and Christian Leone (collectively, Luxor Affiliates). The Schedule 13G reflects that Luxor and Luxor Affiliates share dispositive power over 12,566,348 Liberty Global Class A shares, including 7,000,000 Liberty Global Class A shares underlying call options currently exercisable.

Resolutions after the Redomiciliation

We currently expect that the 2023 Liberty Global annual general meeting will be held during the second quarter of 2023 in London, England. Liberty Global Shareholders, who, in accordance with Rule 14a-8 under the Exchange Act, wished to present a resolution for inclusion in the proxy materials for the 2023 Liberty Global annual general meeting, were required to submit their resolution in writing to our Corporate Secretary, and the resolution must have been received at our executive offices at 161 Hammersmith Road, London W6 8BS, U.K., by the close of business on January 6, 2023. In accordance with the Articles, Liberty Global Shareholders who wished to nominate a candidate as a director or bring a resolution not pursuant to Rule 14a-8 before the 2023 Liberty Global annual general meeting had to submit their written notice of the matter to our executive offices at the foregoing address on or following February 15, 2023, and before the close of business on March 17, 2023, or such later date as may be determined and announced in connection with the actual scheduling of the 2023 annual general meeting.

We have not yet determined the date of our 2024 annual general meeting. We will separately announce the deadline for submitting shareholder proposals for inclusion in the proxy materials for our 2024 annual general meeting and the deadline for nominating a candidate as a director or bringing a resolution not pursuant to Rule 14a-8 before the 2024 annual general meeting.

All shareholder resolutions for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any shareholder resolution (regardless of whether it is included in our proxy materials), our articles of association and the laws of England and Wales (if prior to the Redomiciliation) or Bermuda (if following the Redomiciliation).

Postponements of the Meetings

At any time prior to convening the Court Meetings, the General Meeting or the Shareholders Meeting, Liberty Global may postpone the Court Meetings, the General Meeting or the Shareholders Meeting one or more times for any reason without the approval of the Shareholders. If the Meetings were postponed, Liberty Global could use the additional time to solicit additional proxies, including the solicitation of proxies from Shareholders that have previously authorized a proxy through the internet or by returning the applicable executed paper Proxy Card(s).

Any adjournment or postponement of the Court Meetings or the General Meeting for the purpose of soliciting additional proxies will allow Shareholders who have already delivered their proxies to revoke them at any time prior to their use at the applicable Meeting.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” this Document or the other proxy materials, as the case may be. This means that only one copy each of this Document or the other proxy materials, as the case may be, is being sent to multiple shareholders in your household. We will promptly deliver a separate copy of this Document or other proxy materials to you if you call, email or mail our Investor Relations Department, +1(303) 220-6600 or ir@libertyglobal.com or Liberty Global plc, attention: Investor Relations Department, 161 Hammersmith Road, London W6 8BS, United Kingdom. If you prefer to receive separate copies of such documents in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee holder, or you may contact us at the above telephone number, email address or mailing address.

PART VI

NOTICE OF CLASS A COURT MEETING

IN THE HIGH COURT OF JUSTICE	[●]

BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES

COMPANIES COURT (ChD)

Insolvency and Companies Court Judge [●]

IN THE MATTER OF LIBERTY GLOBAL PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that, by an order dated [●] 2023 made in the above matters, the High Court of Justice of England and Wales has given permission for a meeting (the “Class A Court Meeting”) to be convened of the holders of Class A Ordinary Shares of $0.01 each (the “Class A Ordinary Shares”) in the capital of Liberty Global plc, a public limited company incorporated in England and Wales with registered number 08379990 (the “Company” or “Liberty Global”) for the purpose of considering and, if thought fit, approving:

1. (with or without modification) a scheme of arrangement (the “Scheme”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between the Company and the holders of Class A Ordinary Shares comprising Scheme Shares (as defined in the Scheme) (the “Class A Scheme Shareholders”) and that such meeting will be held at the offices of Liberty Global, Inc. at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 on [●], 2023 at [●] a.m. New York City time ([●] p.m. London time), at which place and time all Class A Scheme Shareholders are requested to attend either in person or by proxy; and

2. the adjournment of the Class A Court Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme.

A copy of the Scheme and the explanatory statement required to be published pursuant to section 897 of the Companies Act are incorporated in the document of which this notice forms part (the “Document”).

At the Class A Court Meeting, the following resolutions will be proposed:

Resolution No. 1: “That the scheme of arrangement dated [●], 2023 (the “Scheme”) between the Company and the Scheme Shareholders (as defined in the Scheme), a print of which has been produced to this meeting and, for the purposes of identification, signed by the chairman hereof, in its original form or with or subject to any modification, addition or condition approved or imposed by the Court, and consented to by Liberty Global Ltd., be approved and the directors of the Company be authorized to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect.”

Resolution No. 2: “That the adjournment of the Class A Court Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme, be and is hereby approved.”

Class A Scheme Shareholders may vote in person at the Class A Court Meeting, or they may appoint another person or persons, whether a member of the Company or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Class A Court Meeting.

Voting on the resolutions at the Class A Court Meeting will be by a poll, which shall be conducted as the chairman of the Class A Court Meeting may determine. On a poll, each Class A Ordinary Share is entitled to one vote on each matter properly brought before the Class A Court Meeting.

Class A Scheme Shareholders entitled to attend and vote at the Class A Court Meeting should complete, sign, date and return the enclosed white Proxy Card with a green stripe (labelled “Class A Court Meeting”) (the “Proxy Card”) by mail, or vote through the internet, in each case, as soon as possible so that their Class A Ordinary Shares are represented and voted at the Class A Court Meeting. Instructions for voting through the internet are printed on the Proxy Card. In order to vote through the internet, Class A Scheme Shareholders should have their Proxy Cards available so they can input the required information from the Proxy Cards, and log onto the internet website address shown on the Proxy Card. When Class A Scheme Shareholders log onto the internet website address, Class A Scheme Shareholders will receive instructions on how to submit their proxy to vote their Class A Ordinary Shares. The internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each Class A Scheme Shareholder separately. Voting through the internet will be voting by proxy.

Each Class A Scheme Shareholder is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the Class A Court Meeting, provided that each proxy is appointed to exercise the rights attached to a different Class A Ordinary Share or Class A Ordinary Shares. If you require additional Proxy Cards, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833. To be valid, the submission of a proxy via the internet must be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023 (or if the Class A Court Meeting is adjourned, one day before the time fixed for the adjourned Class A Court Meeting).

Class A Scheme Shareholders who wish to appoint a proxy by using the Proxy Card may do so by completing and signing the Proxy Card and returning it (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) in accordance with the instructions printed on it, so as to be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023 (or if the Class A Court Meeting is adjourned, one day before the time fixed for the adjourned Class A Court Meeting).

Completion and return of a Proxy Card by mail or via the internet will not prevent a Class A Scheme Shareholder from attending, speaking and voting in person at the Class A Court Meeting, or any adjournment thereof, if such Class A Scheme Shareholder wishes and is entitled to do so.

Entitlement to attend, speak and vote at the Class A Court Meeting or any adjournment thereof, and the number of votes which may be cast at the Class A Court Meeting, will be determined by reference to the register of members of the Company as at [●] p.m. New York City time ([●] p.m. London time) on [●], 2023 or, if the Class A Court Meeting is adjourned, [●] p.m. New York City time ([●] p.m. London time) on the date which is 10 days before the date fixed for the adjourned meeting. These dates and times will also serve as the record date for determining those holders of Class A Ordinary Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of the Depository Trust Company who are entitled to instruct such bank, broker or other nominee on how to vote those shares at the Class A Court Meeting.

In the case of joint holders of Class A Ordinary Shares comprising Scheme Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

A Class A Scheme Shareholder which is a corporation may authorize a person or persons to act as its representative(s) at the Class A Court Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of the Company, provided that they do not do so in relation to the same Class A Ordinary Shares.

By the said order, the Court has appointed [●] or failing him, [●] or failing him, [●] to act as chairman of the Class A Court Meeting and has directed the chairman to report the result thereof to the Court.

The Scheme will be subject to the subsequent sanction of the Court.

Dated: [●], 2023

Shearman & Sterling (London) LLP

9 Appold Street

London

EC2A 2AP

Solicitors for the Company

Notes:

Special arrangements for the Class A Court Meeting

Your vote is important, regardless of the number of Class A Ordinary Shares you own. To make sure your Class A Ordinary Shares are represented at the Class A Court Meeting, please submit your proxy or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Class A Court Meeting. You may submit your proxy either over the internet or by signing, dating and returning (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) the enclosed Proxy Card in the envelope provided. If you have any questions or need assistance voting your shares, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

As of [●], 2023, the last practicable date prior to the publication of this notice, there were [●] Class A Ordinary Shares outstanding and entitled to vote.

A copy of this notice can be found at www.libertyglobal.com.

PART VII

NOTICE OF CLASS B COURT MEETING

IN THE HIGH COURT OF JUSTICE	[●]

BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES

COMPANIES COURT (ChD)

Insolvency and Companies Court Judge [●]

IN THE MATTER OF LIBERTY GLOBAL PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that by an order dated [●], 2023 made in the above matters the High Court of Justice of England and Wales has given permission for a meeting (the “Class B Court Meeting”) to be convened of the holders of Class B Ordinary Shares of $0.01 each (the “Class B Ordinary Shares”) in the capital of Liberty Global plc, a public limited company incorporated in England and Wales with registered number 08379990 (the “Company” or “Liberty Global”) for the purpose of considering and, if thought fit, approving:

1. (with or without modification) a scheme of arrangement (the “Scheme”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between the Company and the holders of Class B Ordinary Shares comprising Scheme Shares (as defined in the Scheme) (the “Class B Scheme Shareholders”) and that such meeting will be held at the offices of Liberty Global, Inc. at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 on [●], 2023 at [●] a.m. New York City time ([●] p.m. London time) (or as soon thereafter as the Class A Court Meeting convened for the same place and date shall have been concluded or adjourned), at which place and time all such Class B Scheme Shareholders are requested to attend either in person or by proxy; and

2. the adjournment of the Class B Court Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme.

A copy of the Scheme and the explanatory statement required to be published pursuant to section 897 of the Companies Act are incorporated in the document of which this notice forms part (the “Document”).

At the Class B Court Meeting, the following resolution will be proposed:

Resolution No. 1: “That the scheme of arrangement dated [●], 2023 (the “Scheme”) between the Company and the Scheme Shareholders (as defined in the Scheme), a print of which has been produced to this meeting and, for the purposes of identification, signed by the chairman hereof, in its original form or with or subject to any modification, addition or condition approved or imposed by the Court, and consented to by Liberty Global Ltd., be approved and the directors of the Company be authorized to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect.”

Resolution No. 2: “That the adjournment of the Class B Court Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme, be and is hereby approved.”

Class B Scheme Shareholders may vote in person at the Class B Court Meeting, or they may appoint another person or persons, whether a member of the Company or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Class B Court Meeting.

Voting on the resolutions at the Class B Court Meeting will be by a poll, which shall be conducted as the chairman of the Class B Court Meeting may determine. On a poll, each Class B Ordinary Share is entitled to one vote on each matter properly brought before the Class B Court Meeting.

Class B Scheme Shareholders entitled to attend and vote at the Class B Court Meeting should complete, sign, date and return the enclosed white Proxy Card with a blue stripe (labelled “Class B Court Meeting”) (the “Proxy Card”) by mail, or vote through the internet, in each case, as soon as possible so that their Class B Ordinary Shares are represented and voted at the Class B Court Meeting. Instructions for voting through the internet are printed on the Proxy Card. In order to vote through the internet, Class B Scheme Shareholders should have their Proxy Cards available so they can input the required information from the Proxy Cards, and log onto the internet website address shown on the Proxy Card. When Class B Scheme Shareholders log onto the internet website address, Class B Scheme Shareholders will receive instructions on how to submit their proxy to vote their Class B Ordinary Shares. The internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each Class B Scheme Shareholder separately. Voting through the internet will be voting by proxy.

Each Class B Scheme Shareholder is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the Class B Court Meeting, provided that each proxy is appointed to exercise the rights attached to a different Class B Ordinary Share or Class B Ordinary Shares. If you require additional Proxy Cards, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

To be valid, the submission of a proxy via the internet must be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023 (or if the Class B Court Meeting is adjourned, one day before the time fixed for the adjourned Class B Court Meeting).

Class B Scheme Shareholders who wish to appoint a proxy by using the Proxy Card may do so by completing and signing the Proxy Card and returning it (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) in accordance with the instructions printed on it, so as to be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023 (or if the Class B Court Meeting is adjourned, one day before the time fixed for the adjourned Class B Court Meeting).

Completion and return of a Proxy Card by mail or via the internet will not prevent a Class B Scheme Shareholder from attending, speaking and voting in person at the Class B Court Meeting, or any adjournment thereof, if such Class B Scheme Shareholder wishes and is entitled to do so.

Entitlement to attend, speak and vote at the Class B Court Meeting or any adjournment thereof, and the number of votes which may be cast at the Class B Court Meeting, will be determined by reference to the register of members of the Company as at [●] p.m. New York City time ([●] p.m. London time) on [●], 2023 or, if the Class B Court Meeting is adjourned, [●] p.m. New York City time ([●] p.m. London time) on the date which is 10 days before the date fixed for the adjourned meeting. These dates and times will also serve as the record date for determining those holders of Class B Ordinary Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of the Depository Trust Company who are entitled to instruct such bank, broker or other nominee on how to vote those shares at the Class B Court Meeting.

In the case of joint holders of Class B Ordinary Shares comprising Scheme Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

A Class B Scheme Shareholder which is a corporation may authorize a person or persons to act as its representative(s) at the Class B Court Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of the Company, provided that they do not do so in relation to the same Class B Ordinary Shares.

By the said order, the Court has appointed [●] or failing him, [●] or failing him, [●] to act as chairman of the Class B Court Meeting and has directed the chairman to report the result thereof to the Court.

The Scheme will be subject to the subsequent sanction of the Court.

Dated: [●], 2023

Shearman & Sterling (London) LLP

9 Appold Street

London

EC2A 2AP

Solicitors for the Company

Notes:

Special arrangements for the Class B Court Meeting

Your vote is important, regardless of the number of Class B Ordinary Shares you own. To make sure your Class B Ordinary Shares are represented at the Class B Court Meeting, please submit your proxy or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Class B Court Meeting. You may submit your proxy either over the internet or by signing, dating and returning (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) the enclosed Proxy Card in the envelope provided. If you have any questions or need assistance voting your shares, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

As of [●], 2023, the last practicable date prior to the publication of this notice, there were [●] Class B Ordinary Shares outstanding and entitled to vote.

A copy of this notice can be found at www.libertyglobal.com.

PART VIII

NOTICE OF CLASS C COURT MEETING

IN THE HIGH COURT OF JUSTICE	[●]

BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES

COMPANIES COURT (ChD)

Insolvency and Companies Court Judge [●]

IN THE MATTER OF LIBERTY GLOBAL PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that by an order dated [●], 2023 made in the above matters the High Court of Justice of England and Wales has given permission for a meeting (the “Class C Court Meeting”) to be convened of the holders of Class C Ordinary Shares of $0.01 each (the “Class C Ordinary Shares”) in the capital of Liberty Global plc, a public limited company incorporated in England and Wales with registered number 08379990 (the “Company” or “Liberty Global”) for the purpose of considering and, if thought fit, approving:

1. (with or without modification) a scheme of arrangement (the “Scheme”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between the Company and the holders of Class C Ordinary Shares comprising Scheme Shares (as defined in the Scheme) (the “Class C Scheme Shareholders”) and that such meeting will be held at the offices of Liberty Global, Inc. at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 on [●], 2023 at [●] a.m. New York City time ([●] p.m. London time) (or as soon thereafter as the Class B Court Meeting convened for the same place and date shall have been concluded or adjourned), at which place and time all such Class C Scheme Shareholders are requested to attend either in person or by proxy; and

2. the adjournment of the Class C Court Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme.

A copy of the Scheme and the explanatory statement required to be published pursuant to section 897 of the Companies Act are incorporated in the document of which this notice forms part (the “Document”).

At the Class C Court Meeting, the following resolution will be proposed:

Resolution No. 1: “That the scheme of arrangement dated [●], 2023 (the “Scheme”) between the Company and the Scheme Shareholders (as defined in the Scheme), a print of which has been produced to this meeting and, for the purposes of identification, signed by the chairman hereof, in its original form or with or subject to any modification, addition or condition approved or imposed by the Court, and consented to by Liberty Global Ltd., be approved and the directors of the Company be authorized to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect.”

Resolution No. 2: “That the adjournment of the Class C Court Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme, be and is hereby approved.”

Class C Scheme Shareholders may vote in person at the Class C Court Meeting, or they may appoint another person or persons, whether a member of the Company or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Class C Court Meeting.

Voting on the resolutions at the Class C Court Meeting will be by a poll, which shall be conducted as the chairman of the Class C Court Meeting may determine. On a poll, each Class C Ordinary Share is entitled to one vote on each matter properly brought before the Class C Court Meeting.

Class C Scheme Shareholders entitled to attend and vote at the Class C Court Meeting should complete, sign, date and return the enclosed white Proxy Card with a yellow stripe (labelled “Class C Court Meeting”) (the “Proxy Card”) by mail, or vote through the internet, in each case, as soon as possible so that their Class C Ordinary Shares are represented and voted at the Class C Court Meeting. Instructions for voting through the internet are printed on the Proxy Card. In order to vote through the internet, Class C Scheme Shareholders should have their Proxy Cards available so they can input the required information from the Proxy Cards, and log onto the internet website address shown on the Proxy Card. When Class C Scheme Shareholders log onto the internet website address, Class C Scheme Shareholders will receive instructions on how to submit their proxy to vote their Class C Ordinary Shares. The internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each Class C Scheme Shareholder separately. Voting through the internet will be voting by proxy.

Each Class C Scheme Shareholder is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the Class C Court Meeting, provided that each proxy is appointed to exercise the rights attached to a different Class C Ordinary Share or Class C Ordinary Shares. If you require additional Proxy Cards, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

To be valid, the submission of a proxy via the internet must be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023 (or if the Class C Court Meeting is adjourned, one day before the time fixed for the adjourned Class C Court Meeting).

Class C Scheme Shareholders who wish to appoint a proxy by using the Proxy Card may do so by completing and signing the Proxy Card and returning it (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) in accordance with the instructions printed on it, so as to be received by 12:00 a.m. New York time (5:00 a.m. London time) on [●], 2023 (or if the Class C Court Meeting is adjourned, one day before the time fixed for the adjourned Class C Court Meeting).

Completion and return of a Proxy Card by mail or via the internet will not prevent a Class C Scheme Shareholder from attending, speaking and voting in person at the Class C Court Meeting, or any adjournment thereof, if such Class C Scheme Shareholder wishes and is entitled to do so.

Entitlement to attend, speak and vote at the Class C Court Meeting or any adjournment thereof, and the number of votes which may be cast at the Class C Court Meeting, will be determined by reference to the register of members of the Company as at [●] p.m. New York City time ([●] p.m. London time) on [●], 2023 or, if the Class C Court Meeting is adjourned, [●] p.m. New York City time ([●] p.m. London time) on the date which is 10 days before the date fixed for the adjourned meeting. These dates and times will also serve as the record date for determining those holders of Class C Ordinary Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of the Depository Trust Company who are entitled to instruct such bank, broker or other nominee on how to vote those shares at the Class C Court Meeting.

In the case of joint holders of Class C Ordinary Shares comprising Scheme Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

A Class C Scheme Shareholder which is a corporation may authorize a person or persons to act as its representative(s) at the Class C Court Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of the Company, provided that they do not do so in relation to the same Class C Ordinary Shares.

By the said order, the Court has appointed [●] or failing him, [●] or failing him, [●] to act as chairman of the Class C Court Meeting and has directed the chairman to report the result thereof to the Court.

The Scheme will be subject to the subsequent sanction of the Court.

Dated: [●], 2023

Shearman & Sterling (London) LLP

9 Appold Street

London

EC2A 2AP

Solicitors for the Company

Notes:

Special arrangements for the Class C Court Meeting

Your vote is important, regardless of the number of Class C Ordinary Shares you own. To make sure your Class C Ordinary Shares are represented at the Class C Court Meeting, please submit your proxy or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Class C Court Meeting. You may submit your proxy either over the internet or by signing, dating and returning (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) the enclosed Proxy Card in the envelope provided. If you have any questions or need assistance voting your shares, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

As of [●], 2023, the last practicable date prior to the publication of this notice, there were [●] Class C Ordinary Shares outstanding and entitled to vote.

A copy of this notice can be found at www.libertyglobal.com.

PART IX

NOTICE OF GENERAL MEETING

LIBERTY GLOBAL PLC

(Registered in England and Wales No. 08379990)

NOTICE IS HEREBY GIVEN THAT a general meeting of Liberty Global plc (the “Company” or “Liberty Global”) will be held at the offices of Liberty Global, Inc. at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 on [●], 2023 at [●] a.m. New York City time ([●] p.m. London time) (or as soon thereafter as the Class C Court Meeting (as defined in the document of which this notice forms part) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, approving the following resolutions as ordinary and special resolutions of the Company (as the case may be, as indicated below) (the “General Meeting”).

SPECIAL RESOLUTIONS

1.

THAT the scheme of arrangement, substantially in the form of “Part III (The Scheme of Arrangement)” of the accompanying joint proxy statement and scheme circular document dated [●], 2023 (the “Document”), in its original form or with or subject to any modification, addition or condition approved or imposed by the High Court of Justice of England and Wales (the “Court”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between the Company and the holders of Scheme Shares (as defined therein) (the “Scheme”) be approved and the directors of the Company be, and they are hereby authorized, to take all such actions as they may consider necessary or appropriate for carrying the Scheme into effect;

2.	THAT the share capital of the Company be reduced by cancelling and extinguishing all of the Scheme Shares (the “Liberty Global Reduction of Capital”);

3.	THAT, subject to and upon the Liberty Global Reduction of Capital above taking effect and notwithstanding anything to the contrary in the articles of association of the Company (the “Articles”):

(a)

the reserve arising in the books of account of the Company as a result of the Liberty Global Reduction of Capital in Resolution 2 above be applied by the Company in paying up in full at par such number of new ordinary shares of one cent ($0.01) each in the capital of the Company (“New Shares”) as shall be equal to the number of Scheme Shares cancelled pursuant to Resolution 2 above, which shall be allotted and issued, credited as fully paid, to Liberty Global Ltd. (“New Liberty”) and/or its nominee(s) in accordance with the terms of the Scheme;

(b)

conditional on the Scheme becoming effective in accordance with its terms, in addition to all existing authorities, for the purposes of section 551 of the Companies Act (and so that expressions used in this Resolution shall bear the same meaning as in the said section 551), the board of directors of the Company be generally and unconditionally authorized to exercise all the powers of the Company to allot the New Shares, provided that: (i) the maximum aggregate nominal amount of relevant securities that may be allotted under this authority shall be the aggregate nominal amount of the said New Shares referred to in paragraph (a) above; (ii) this authority shall expire (unless previously revoked, varied or renewed) on the fifth anniversary of this Resolution; and (iii) this authority shall be in addition and without prejudice to any other authority under section 551 of the Companies Act previously granted and in force on the date on which this Resolution is passed;

4.	THAT for the purpose of giving effect to the Scheme, with effect from the passing of this Resolution 4, the Articles be hereby amended by the adoption and inclusion of the following new articles:

as article 255:

“Scheme of Arrangement

(a)

In this article, references to the “Scheme” are to the scheme of arrangement under Part 26 of the Companies Act 2006 between the Company and the holders of Scheme Shares (as defined in the Scheme dated [●], 2023 (as amended or supplemented)) and as approved by the holders of the Scheme Shares at the meetings convened by the Court (as defined in the Scheme) and as may be modified or amended in accordance with its terms, and expressions defined in the Scheme shall have the same meanings in this article.

(b)

Notwithstanding either any other provision of these Articles or the terms of any resolution whether ordinary or special passed by the Company in general meeting, if the Company issues any Liberty Global Ordinary Shares (other than to New Liberty or its nominee(s)) on or before the Scheme Record Time (as defined in the Scheme), such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such Liberty Global Ordinary Shares shall be bound by the Scheme accordingly.

(c)

Notwithstanding any other provision of these Articles, if any Liberty Global Ordinary Shares are issued to any person (other than New Liberty or its nominee(s)) (“New Member”) after the Scheme Record Time (“Disposal Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, provided the Scheme shall have become effective, be obliged to transfer immediately the Disposal Shares to New Liberty (or to such other person as New Liberty may otherwise direct) who shall be obliged to acquire all of the Disposal Shares in consideration of and conditional on the issue by or on behalf of New Liberty to the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) of the equivalent share in the capital of New Liberty for each Disposal Share that the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) would have been entitled to had each Disposal Share been a Scheme Share.

(d)

On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) effected after the close of business on the Effective Date (as defined in the Scheme), the number of shares in the capital of New Liberty to be issued pursuant to (c) above shall be adjusted by the Company in such manner as the Board may determine to be appropriate to reflect such reorganisation or alteration. References in this article to Liberty Global Ordinary Shares shall, following such adjustment, be construed accordingly.

(e)

To give effect to any transfer required by this article, the Company may appoint any person as attorney for the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of New Liberty (or such other person as New Liberty otherwise directs) and do all such other things and execute and deliver all such documents as may in the opinion of the attorney be necessary or desirable to vest the Disposal Shares in New Liberty (or such other person as New Liberty otherwise directs) and pending such vesting to exercise all such rights attaching to the Disposal Shares as New Liberty may direct. If an attorney is so appointed, the New Member or any subsequent holder or any nominee of such New Member or any such subsequent holder shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of New Liberty) be entitled to exercise any rights attaching to the Disposal Shares unless so agreed by New Liberty. The Company may give good receipt for the purchase price of the Disposal Shares and may register New Liberty (or such other person as New Liberty otherwise directs) as holder of the Disposal Shares and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member or any subsequent holder or any nominee of such New Member or any such subsequent holder for any Disposal Shares.

(f)

In connection with the Scheme, if, in respect of any holder of Scheme Shares with a registered address outside the United Kingdom or who the Company reasonably believes is a citizen, resident or national of a jurisdiction outside the United Kingdom, the Company is advised that the allotment and/or issue of the New Liberty Shares pursuant to the Scheme would or might infringe the laws of any jurisdiction outside the United Kingdom or would or might require the Company or New Liberty to observe any governmental or other consent or any registration, filing or other formality with which the Company or New Liberty cannot comply or compliance with which the Company or New Liberty considers unduly onerous, (i) the Company may subject to the amendment of the Articles pursuant to this resolution, (unless such member satisfies the Company that no such violation or requirement would apply), in its sole discretion, appoint any person to execute as transferor an instrument of transfer transferring, prior to the Scheme Record Time, the Scheme Shares held by such holder to a nominee to hold such Scheme Shares in trust for that holder, on terms that the nominee shall sell the New Liberty Shares that it receives pursuant to the Scheme in respect of such Scheme Shares as soon as practicable following the Effective Date or (ii) allot and issue the New Liberty Shares due to the relevant Scheme Shareholder pursuant to the Scheme to a nominee appointed by New Liberty as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder, provided in each case that any such sale shall be at the best price which can reasonably be obtained at the time of such sale and that the proceeds of such sale (net of the expenses of sale including commissions and value added tax) shall be paid to such member by delivering a cheque to such member in accordance with the provisions of Clause 4 of the Scheme.

(g)

Notwithstanding any other provision of these Articles, both the Company and the directors may refuse to register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Date.”

ORDINARY RESOLUTION

1.	THAT the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the other Resolutions, be and is hereby approved.

By order of the Board

Bryan Hall

Executive Vice President, General Counsel and Secretary

Dated: [●], 2023

Registered Office: Griffin House, 161 Hammersmith Road

London W6 8BS, United Kingdom

Registered in England & Wales No. 08379990

Notes:

Holders of Class A Ordinary Shares of $0.01 each and/or Class B Ordinary Shares of $0.01 each in the capital of the Company (together, the “Voting Shares”, and such holders the “Voting Shareholders”) are entitled to appoint a proxy to vote at the General Meeting in respect of some or all of their Voting Shares.

Voting Shareholders may vote in person at the General Meeting, or they may appoint another person or persons, whether a member of the Company or not, as their proxy or proxies, to exercise all of any of their rights to attend, speak and vote at the General Meeting.

Voting on the Resolutions proposed at the General Meeting will be by a poll, which shall be conducted as the chairman of the General Meeting may determine. On a poll, each Class A Ordinary Share is entitled to one vote and each Class B Ordinary Share is entitled to 10 votes, in each case on each matter properly brought before the General Meeting.

Voting Shareholders entitled to attend and vote at the General Meeting should complete, sign, date and return the enclosed white Proxy Card with a pink stripe (the “Proxy Card”) by mail, or vote through the internet, in each case, as soon as possible so that their Voting Shares are represented and voted at the General Meeting. Instructions for voting through the internet are printed on the Proxy Card. In order to vote through the internet, Voting Shareholders should have their Proxy Cards available so they can input the required information from the Proxy Cards, and log onto the internet website address shown on the Proxy Card. When Voting Shareholders log onto the internet website address, Voting Shareholders will receive instructions on how to submit their proxy to vote their Voting Shares. The internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each Voting Shareholder separately. Voting through the internet will be voting by proxy.

Each Voting Shareholder is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the General Meeting, provided that each proxy is appointed to exercise the rights attached to a different Voting Share or Voting Shares. If you require additional Proxy Cards, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

To be valid, the submission of a proxy via the internet must be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023 (or if the General Meeting is adjourned, one day before the time fixed for any adjourned meeting).

Voting Shareholders who wish to appoint a proxy by using the Proxy Card may do so by completing and signing the Proxy Card and returning it (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) in accordance with the instructions printed on it, so as to be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023 (or if the General Meeting is adjourned, one day before the time fixed for any adjourned meeting).

Completion and return of a Proxy Card by mail or via the internet will not prevent a Voting Shareholder from attending, speaking and voting in person at the General Meeting, or any adjournment thereof, if such Voting Shareholder wishes and is entitled to do so.

Entitlement to attend, speak and vote at the General Meeting or any adjournment thereof, and the number of votes which may be cast at the General Meeting, will be determined by reference to the register of members of the Company as at [●] p.m. New York City time ([●] p.m. London time) on [●], 2023 or, if the General Meeting is adjourned, [●] p.m. New York City time ([●] a.m. London time) on the date which is 10 days before the date fixed for the adjourned meeting. These dates and times will also serve as the record date for determining those holders of Voting Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of the Depository Trust Company who are entitled to instruct such bank, broker or other nominee on how to vote those shares at the General Meeting.

In the case of joint holders of Voting Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

A Voting Shareholder which is a corporation may authorize a person or persons to act as its representative(s) at the General Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of the Company, provided that they do not do so in relation to the same Voting Shares.

The Board has appointed [●] or failing him, [●] or failing him, [●] to act as chairman of the General Meeting.

Your vote is important, regardless of the number and class of Voting Shares you own. To make sure your Voting Shares are represented at the General Meeting, please submit your proxy or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the General Meeting. You may submit your proxy either over the internet or by signing, dating and returning (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) the enclosed Proxy Card in the envelope provided. If you have any questions or need assistance voting your shares, please contact Innisfree Incorporated M&A, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

As of [●], 2023, being the last practicable date prior to the publication of this notice, there were [●] Class A Ordinary Shares carrying one vote each and [●] Class B Ordinary Shares carrying 10 votes each. Therefore, the total voting rights in the Company as at [●], 2023 were [●] votes.

A copy of this notice can be found at www.libertyglobal.com.

Copies of the Articles and the articles of association as proposed to be amended by Resolution 4 of this notice are available for inspection at Griffin House, 161 Hammersmith Road, London W6 8BS, United Kingdom from the date of this notice until the date of the General Meeting.

PART X

NOTICE OF SHAREHOLDERS MEETING

LIBERTY GLOBAL PLC

(Registered in England and Wales No. 08379990)

NOTICE IS HEREBY GIVEN THAT a meeting of the shareholders of Liberty Global plc (the “Company” or “Liberty Global”) will be held at the offices of Liberty Global, Inc. at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 on [●], 2023 at [●] a.m. New York City time ([●] p.m. London time) (or as soon thereafter as the General Meeting (as defined in the document of which this notice forms part (the “Document”)) shall have been concluded or adjourned) to consider and, if thought fit, approve the following resolutions (collectively, the “Advisory Resolutions”) by way of a vote of the Class A Ordinary Shares of $0.01 each, the Class B Ordinary Shares of $0.01 each and the Class C Ordinary Shares of $0.01 each, each voting separately (the “Shareholders Meeting”).

The Advisory Resolutions will be considered approved by the affirmative vote of a majority of the votes cast by the holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, respectively, each voting as a separate class, in person or by proxy.

The Advisory Resolutions are non-binding and, therefore, approval of each Advisory Resolution is not a condition to the implementation of the scheme of arrangement proposed to be made under Part 26 of the Companies Act 2006 between the Company and the holders of Scheme Shares, with or subject to any modification, addition or condition approved or imposed by the High Court of Justice of England and Wales (the “Scheme”). Accordingly, a vote against either of the Advisory Resolutions will not count as a vote against the Scheme. If the Advisory Resolutions are not approved by the requisite majorities of each class, the specific bye-laws of Liberty Global Ltd., a new company formed as an exempted company limited by shares incorporated under the Companies Act 1981 of Bermuda as may be amended or replaced from time to time (“New Liberty”) which are the subject of the Advisory Resolutions will nevertheless be included in the amended and restated bye-laws of New Liberty adopted on and conditional upon the Scheme becoming effective (the “New Liberty Bye-laws”) if the Scheme is approved at the applicable Court Meetings and Scheme Resolutions are approved at the General Meeting (each as defined in the Document).

The Adjournment Resolution will be considered approved by a majority of the votes cast by the holders of Liberty Shares, voting as a single class, in person or by proxy.

ADVISORY RESOLUTIONS

1.	THAT, on a non-binding, advisory basis, the following provision to be included in the New Liberty Bye-laws is hereby approved:

“13.	Variation of Rights Attaching to Shares

13.1

If at any time the capital of the Company is divided into different classes of shares, all or any of the rights attached to any existing class may from time to time be varied or abrogated, either while the Company is a going concern or during or in contemplation of a winding up:

(a)

in the case of any class of capital of the Company other than the Class A Common Shares, Class B Common Shares and the Class C Common Shares, in such manner (if any) as may be provided by any instrument establishing those rights, including any amendment to these Bye-laws; or

(b)	in the case of the Class A Common Shares, Class B Common Shares and the Class C Common Shares, with the sanction of a resolution passed by the majority of the votes cast at a separate meeting of the holders of the shares of the class to which the variation or abrogation relates, at which the quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class.”

2.	THAT, on a non-binding, advisory basis, the following provisions to be included in the New Liberty Bye-laws are hereby approved:

“33.3

The affirmative vote of not less than three-fourths (75%) of the total voting power of the Voting Securities present in person or by proxy at a quorate general meeting of Members at a meeting specifically called for such purpose, will be required in order for the Company to take any action to authorize:

(a)

subject to Bye-law 34.3, the sale, lease or exchange of all, or substantially all, of the property or assets of the Company that is not a merger, amalgamation or consolidation of the Company; provided, however, that this clause (a) will not apply to any such sale, lease or exchange that an affirmative vote of more than sixty-six percent (66.0%) of the members of the Board then in office have approved (in which case, a majority of the votes cast by the total voting power of the issued and outstanding Voting Securities present in person or represented by proxy at a quorate general meeting will be required);”

“34.	Merger, Amalgamation or Consolidation

34.1

If an affirmative vote of more than sixty-six percent (66.0%) of the members of the Board then in office have approved a merger, amalgamation or consolidation of the Company with or into any other company (other than a Covered Transaction), then a resolution approved by a majority of the total voting power of the issued and outstanding shares entitled to vote at the general meeting, voting together as a single class, shall be required to authorise such merger, amalgamation or consolidation.

34.2

If the required number of the members of the Board then in office prescribed by Bye-law 34.1 have not affirmatively voted to approve a merger, amalgamation or consolidation of the Company with or into any other company (other than a Covered Transaction), then such merger, amalgamation or consolidation may only be authorised by a resolution approved by more than sixty-six percent (66.0%) of the total voting power of the issued and outstanding shares entitled to vote at the general meeting, voting together as a single class.

34.3	Notwithstanding Bye-law 34.1 and Bye-law 34.2, in order to authorise a Covered Transaction, the following procedures must be followed for a Covered Transaction to be validly authorised:

(a)

if the Board determines, acting reasonably, that a proposed transaction may constitute a Covered Transaction, the Board shall form an Independent Committee, with such determination of independence to be made pursuant to a resolution of the Board after consultation with counsel selected by the Board, and such determination(s) shall be final;

(b)

the Independent Committee shall be granted the authority, on behalf of the Board, to determine whether a proposed transaction is a Covered Transaction and to negotiate the terms and conditions of the Covered Transaction and to determine whether to recommend such proposed Covered Transaction, and such determination(s) shall be final; provided that if the Independent Committee concludes that the proposed transaction is not a Covered Transaction, the provisions of this Bye-law 34.3 shall not apply to such proposed transaction; and

(c)

after determination by the Independent Committee that a transaction is a Covered Transaction, the proposed Covered Transaction must be approved by (i) a majority of the members of the Independent Committee, (ii) a majority of the members of the Board and (iii) a majority of the votes cast by the outstanding Class A Common Shares, Class B Common Shares and Class C Common Shares (which Class C Common Shares shall for these purposes only have one vote per share), in each case, by those members of a class present and voting at a separate class meeting for each class convened for purposes of approving such Covered Transaction at which the quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class; provided that any shares held, directly or indirectly, by the Controlled Acquiror proposing the Covered Transaction will not count towards quorum (which shall be two persons at least holding or representing by proxy one-third of the issued shares of the class), will not be entitled to vote and will be excluded from determining the requisite majority and the shares entitled to vote, but shares held by a Significant Shareholder or any Director or Executive Officer that owns an interest in such Controlled Acquiror may be voted and will be included in determining the requisite majority and the shares entitled to vote.”

“Controlled Acquiror” shall mean a Person, other than the Company or one of its subsidiaries, in which (x) a Director, (y) an Executive Officer or (z) a Significant Shareholder, in each case, owns, individually or together with one or more other Directors, Executive Officers or Significant Shareholders, more than 25% of the total voting power of the issued and outstanding shares of such Person entitled to vote at a general meeting and who is not, as of such date, as reasonably determined by the Company, eligible to make filings on Schedule 13G under the Exchange Act with respect to the beneficial ownership (as such term is defined under the Exchange Act) of shares of the Company held by the Controlled Acquiror;

“Covered Transaction” shall mean (x) a merger, amalgamation or consolidation, in each case, proposed by a Controlled Acquiror pursuant to Section 104, 104A, 104B or 104H of the Act, as a result of which the shareholders of the Company immediately prior to the consummation of such Covered Transaction cease to own, immediately following the consummation of such Covered Transaction a majority of the total voting power of (1) the surviving or amalgamated company or the Company, as the case may be, or (2) if the surviving or amalgamated company or the Company, as the case may be, is a wholly owned subsidiary of another corporation immediately following such merger or amalgamation, the ultimate parent corporation of such surviving or amalgamated corporation or the Company, as the case may be, in such Covered Transaction; provided that any voting power held, directly or indirectly, by any Significant Shareholder and any Director or Executive Officer, in each case, whose ownership of voting power of a Person results in such Person becoming the Controlled Acquiror shall be taken into account in determining whether the shareholders of the Company hold a majority of the total voting power of the applicable Person immediately following the consummation of the Covered Transaction or (y) the sale, lease, transfer, conveyance or other disposition (other than by way of a merger, consolidation or amalgamation) in one or a series of related transactions, of substantially all of the assets of the Company to a Controlled Acquiror;

“Executive Officer” shall mean an executive officer of the Company;

“Independent Committee” shall mean a committee of the Board of at least three Directors, comprised solely of members of the Board who are independent from both the Company and the proposed Covered Transaction;

“Significant Shareholder” shall mean, as of the date of the execution of a definitive agreement with respect to a Covered Transaction, a shareholder of the Company who, directly or indirectly, through one or more intermediaries, owns more than 25% of the total voting power of the issued and outstanding shares entitled to vote at a general meeting of the Company and who is not, as of such date, as reasonably determined by the Company, eligible to make filings on Schedule 13G under the Exchange Act with respect to the beneficial ownership (as such term is defined under the Exchange Act) of shares of the Company held by such shareholder;”

ADJOURNMENT RESOLUTION

1.	THAT the adjournment of the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Advisory Resolutions, be and is hereby approved.

By order of the Board

Bryan Hall

Executive Vice President, General Counsel and Secretary

Dated: [●], 2023

Registered Office: Griffin House, 161 Hammersmith Road

London W6 8BS, United Kingdom

Registered in England & Wales No. 08379990

Notes:

Holders of Class A Ordinary Shares of $0.01 each and/or Class B Ordinary Shares of $0.01 each and/or Class C Ordinary Shares of $0.01 each in the capital of the Company (together, the “Liberty Shares”, and such holders the “Liberty Global Shareholders”) are entitled to appoint a proxy to vote at the Shareholders Meeting in respect of some or all of their Liberty Shares.

Liberty Global Shareholders may vote in person at the Shareholders Meeting, or they may appoint another person or persons, whether a member of the Company or not, as their proxy or proxies, to exercise all of any of their rights to attend, speak and vote at the Shareholders Meeting.

At the Shareholders Meeting, voting on the Advisory Resolutions will be held by way of a poll of each class of Liberty Shares voting separately and voting on the Adjournment Resolution will be held by way of a poll with all Liberty Shares voting together as a single class. Each class of Liberty Share is entitled to one vote on each matter properly brought before the Shareholders Meeting.

Liberty Global Shareholders entitled to attend and vote at the Shareholders Meeting should complete, sign, date and return the enclosed white Proxy Card with a peach stripe (the “Proxy Card”) by mail, or vote through the internet, in each case, as soon as possible so that their Voting Shares are represented and voted at the Shareholders Meeting. Instructions for voting through the internet are printed on the Proxy Card. In order to vote through the internet, Liberty Global Shareholders should have their Proxy Cards available so they can input the required information from the Proxy Cards, and log onto the internet website address shown on the Proxy Card. When Liberty Global Shareholders log onto the internet website address, Liberty Global Shareholders will receive instructions on how to submit their proxy to vote their Liberty Shares. The internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each Liberty Global Shareholder separately. Voting through the internet will be voting by proxy.

Each Liberty Global Shareholder is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the Shareholders Meeting, provided that each proxy is appointed to exercise the rights attached to a different Liberty Share or Liberty Shares. If you require additional Proxy Cards, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

To be valid, the submission of a proxy via the internet must be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023 (or if the Shareholders Meeting is adjourned, one day before the time fixed for any adjourned meeting).

Liberty Global Shareholders who wish to appoint a proxy by using the Proxy Card may do so by completing and signing the Proxy Card and returning it (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) in accordance with the instructions printed on it, so as to be received by 12:00 a.m. New York City time (5:00 a.m. London time) on [●], 2023 (or if the Shareholders Meeting is adjourned, one day before the time fixed for any adjourned meeting).

Completion and return of a Proxy Card by mail or via the internet will not prevent a Liberty Global Shareholder from attending, speaking and voting in person at the Shareholders Meeting, or any adjournment thereof, if such Liberty Global Shareholder wishes and is entitled to do so.

Entitlement to attend, speak and vote at the Shareholders Meeting or any adjournment thereof, and the number of votes which may be cast at the Shareholders Meeting, will be determined by reference to the register of members of the Company as at [●] p.m. New York City time ([●] p.m. London time) on [●], 2023 or, if the Shareholders Meeting is adjourned, [●] p.m. New York City time ([●] p.m. London time) on the date which is 10 days before the date fixed for the adjourned meeting. These dates and times will also serve as the record date for determining those holders of Liberty Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of the Depository Trust Company who are entitled to instruct such bank, broker or other nominee on how to vote those shares at the Shareholders Meeting.

In the case of joint holders of Liberty Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

A Liberty Global Shareholder which is a corporation may authorise a person or persons to act as its representative(s) at the Shareholders Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of the Company, provided that they do not do so in relation to the same Liberty Shares.

The Board has appointed [●] or failing him, [●] or failing him, [●] to act as chairman of the Shareholders Meeting.

Your vote is important, regardless of the number and class of Liberty Shares you own. To make sure your Liberty Shares are represented at the Shareholders Meeting, please submit your proxy or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Shareholders Meeting. You may submit your proxy either over the internet or by signing, dating and returning (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) the enclosed Proxy Card in the envelope provided. If you have any questions or need assistance voting your shares, please contact Innisfree Incorporated M&A, our proxy solicitor, by calling +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

A copy of this notice can be found at www.libertyglobal.com.

ANNEX A

BYE-LAWS

OF

Liberty Global Ltd.

A-i

A-ii

Liberty Global Ltd.

INTERPRETATION

1.	Definitions

1.1	In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981;

Auditor	includes an individual, company, or partnership;

Board	the board of directors (including, for the avoidance of doubt, a sole director) appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

business day	any day, other than Saturday, Sunday and any day on which banks located in Bermuda or the State of New York are authorized or obligated by applicable law to close;

Class A Convertible Securities	Convertible Securities convertible into or exercisable or exchangeable for Class A Common Shares;

Class B Convertible Securities	Convertible Securities convertible into or exercisable or exchangeable for Class B Common Shares;

Class C Convertible Securities	Convertible Securities convertible into or exercisable or exchangeable for Class C Common Shares;

Committee	a duly authorized committee of the Board;

Company	Liberty Global Ltd., the company for which these Bye-laws are approved and confirmed;

Controlled Acquiror	a Person, other than the Company or one of its subsidiaries, in which (x) a Director, (y) an Executive Officer or (z) a Significant Shareholder, in each case, owns, individually or together with one or more other Directors, Executive Officers or Significant Shareholders, more than 25% of the total voting power of the issued and outstanding shares of such Person entitled to vote at a general meeting and who is not, as of such date, as reasonably determined by the Company, eligible to make filings on Schedule 13G under the Exchange Act with respect to the beneficial ownership (as such term is defined under the Exchange Act) of shares of the Company held by the Controlled Acquiror;

Convertible Securities	(x) any securities of the Company (other than Common Shares) that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly, securities of the Company or any other Person, whether upon conversion, exercise, or exchange, pursuant to anti-dilution provisions of such securities or otherwise, and (y) any securities of any other Person that are directly or indirectly convertible into or exchangeable for,

Liberty Global Ltd.

or that evidence the right to purchase, directly or indirectly, securities of such Person or any other Person (including the Company), whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise;

Covered Transaction	(x) a merger, amalgamation or consolidation, in each case, proposed by a Controlled Acquiror pursuant to Section 104, 104A, 104B or 104H of the Act, as a result of which the shareholders of the Company immediately prior to the consummation of such Covered Transaction cease to own, immediately following the consummation of such Covered Transaction a majority of the total voting power of (1) the surviving or amalgamated company or the Company, as the case may be, or (2) if the surviving or amalgamated company or the Company, as the case may be, is a wholly owned subsidiary of another corporation immediately following such merger or amalgamation, the ultimate parent corporation of such surviving or amalgamated corporation or the Company, as the case may be, in such Covered Transaction; provided that any voting power held, directly or indirectly, by any Significant Shareholder and any Director or Executive Officer, in each case, whose ownership of voting power of a Person results in such Person becoming the Controlled Acquiror shall be taken into account in determining whether the shareholders of the Company hold a majority of the total voting power of the applicable Person immediately following the consummation of the Covered Transaction or (y) the sale, lease, transfer, conveyance or other disposition (other than by way of a merger, consolidation or amalgamation) in one or a series of related transactions, of substantially all of the assets of the Company to a Controlled Acquiror;

Director	a director of the Company;

Exchange Act	the United States Securities Exchange Act of 1934, as amended;

Executive Officer	an executive officer of the Company;

Independent Committee	a committee of the Board of at least three Directors, comprised solely of members of the Board who are independent from both the Company and the proposed Covered Transaction;

Member	the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;

notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;

Officer	any person appointed by the Board to hold an office in the Company;

Liberty Global Ltd.

Person	any corporation, partnership, limited liability company, joint venture, trust, unincorporated association or other legal entity;

public announcement	a disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the United States Securities and Exchange Commission pursuant to the Exchange Act;

Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;

Register of Members	the register of members referred to in these Bye-laws;

Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;

Secretary	the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary;

Share Distribution	a dividend or distribution (including a distribution made in connection with any share subdivision, bonus issue, consolidation, reclassification, recapitalization, dissolution, winding up or full or partial liquidation of the Company) payable in shares of any class or series of share capital, Convertible Securities or other securities of the Company or any other Person;

Significant Shareholder	as of the date of the execution of a definitive agreement with respect to a Covered Transaction, a shareholder of the Company who, directly or indirectly, through one or more intermediaries, owns more than 25% of the total voting power of the issued and outstanding shares entitled to vote at a general meeting of the Company and who is not, as of such date, as reasonably determined by the Company, eligible to make filings on Schedule 13G under the Exchange Act with respect to the beneficial ownership (as such term is defined under the Exchange Act) of shares of the Company held by such shareholder;

Treasury Share	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

Underlying Securities	with respect to any class of Convertible Securities, the class of securities into which such class of Convertible Securities is directly or indirectly convertible, or for which such Convertible Securities are directly or indirectly exchangeable, or that such Convertible Securities evidence the right to purchase or otherwise receive, directly or indirectly; and

Voting Securities	Class A Common Shares and Class B Common Shares and “Voting Security” shall mean either Class A Common Shares or Class B Common Shares as the context shall require.

Liberty Global Ltd.

1.2	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine and neuter genders;

(c)	words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)	the words:

(i)	“may” shall be construed as permissive; and

(ii)	“shall” shall be construed as imperative;

(e)	the words “include,” “includes,” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import;

(f)	a reference to a statute or statutory provision shall be deemed to include any amendment or re-enactment thereof;

(g)	the phrase “issued and outstanding,” in relation to shares, means shares in issue, other than Treasury Shares;

(h)	the word “corporation” means a corporation whether or not it is a company within the meaning of the Act;

(i)	the word “person” means any individual or Person;

(j)	unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws; and

(k)	references to “series” shall be interchangeable with references to “classes” and references to “Members” shall be interchangeable with references to “shareholders”.

1.3

In these Bye-laws, expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.4	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

SHARES

2.	Power to Issue Shares

2.1

Subject to these Bye-laws, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions, and as such class, as it may determine. Holders of shares in the Company shall not be entitled to any pre-emption rights with respect to any issuance of shares by the Company.

2.2

The Company shall not issue any shares of any class (including, for the avoidance of doubt, Convertible Securities), unless such shares are issued fully paid up or would be fully paid up following the exercise of any conversion rights.

Liberty Global Ltd.

3.	Power of the Company to Purchase its Shares

3.1	The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

3.2	The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.

4.	Rights Attaching to Shares

4.1

At the date these Bye-laws are adopted, the share capital of the Company consists of common shares of par value $0.01 per share (the “Common Shares”), to be divided into classes as provided in this Bye-law 4.

4.2

Each Class A Common Share, each Class B Common Share and each Class C Common Share shall, except as otherwise provided in these Bye-laws, be identical in all respects and shall have equal rights, powers and privileges.

4.3

Except as may otherwise be required by law, the holders of issued and outstanding Class A Common Shares, the holders of issued and outstanding Class B Common Shares and, solely when required by law to enjoy voting rights, the holders of issued and outstanding Class C Common Shares, will vote as a single class on all matters requiring approval of the Members including, without limitation, any proposed amendment to these Bye-laws, the election of Directors and all other matters that would increase or decrease the authorized capital of the Company or result in the creation of any new class of shares, and no separate class or series vote or consent of the holders of shares of any class or series of share capital of the Company will be required for the approval of any such matter, and any reference in these Bye-laws to Voting Securities shall be to those relevant Voting Securities voting together as a single class, unless specifically provided otherwise.

4.4

Unless otherwise resolved by resolution adopted by the affirmative vote of not less than three-fourths (75%) of the members of the Board then in office, the Company will not, pursuant to Bye-law 12, subdivide or consolidate a class of issued Common Shares without subdividing or consolidating each other class of issued Common Shares on an equal per share basis.

4.5	The holders of Class A Common Shares shall, subject to these Bye-laws:

(a)	be entitled to one (1) vote per share and vote together with the Class B Common Shares and (only when such shares are entitled to vote by law) the Class C Common Shares in a single class;

(b)	be entitled to such dividends as the Board may from time to time declare;

(c)

in the event of a liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company pro rata with each other class of Common Shares; and

(d)	generally be entitled to enjoy all of the rights attaching to shares.

4.6	The holders of Class B Common Shares shall, subject to these Bye-laws:

(a)	be entitled to ten (10) votes per share and vote together with the Class A Common Shares and (only when such shares are entitled to vote by law) the Class C Common Shares in a single class;

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(b)	be entitled to such dividends as the Board may from time to time declare;

(c)

in the event of a liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company pro rata with each other class of Common Shares; and

(d)	generally be entitled to enjoy all of the rights attaching to shares.

4.7	The holders of Class C Common Shares shall, subject to these Bye-laws:

(a)

not be entitled to vote, except (i) on certain matters for which express provision is made in accordance with these Bye-laws, in which case the Class C Common Shares shall carry such voting rights as specified in the relevant Bye-law (provided that the provisions of this paragraph (i) shall not, for avoidance of doubt, apply to Bye-laws 34.1 or 34.2) or (ii) where a right to vote is required by applicable law, in which case, shall be entitled to one-hundredth (1/100th) of a vote on such matter for each Class C Common Share and vote together with the Class A Common Shares and the Class B Common Shares in a single class (for the avoidance of doubt, this paragraph (ii) shall apply to transactions pursuant to Bye-laws 34.1 or 34.2);

(b)	be entitled to such dividends as the Board may from time to time declare;

(c)

in the event of a liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company pro rata with each other class of Common Shares; and

(d)	generally be entitled to enjoy all of the rights attaching to shares.

4.8

At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the Company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.

4.9

All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

5.	Conversion Rights

5.1

Each Class B Common Share shall be convertible, at the option of the holder thereof, into one fully paid and non-assessable Class A Common Share, and a number of Class A Common Shares equal to the number of Class B Common Shares issued and outstanding from time to time shall be set aside and reserved for issuance upon conversion of Class B Common Shares. Any such conversion may be effected by any holder of Class B Common Shares by written notice delivered to the transfer agent for the Class B Common Shares (if any) and to the registered office of the Company (for the attention of the Secretary) accompanied by the relevant share certificates (if any), which notice

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should be signed by or on behalf of the holder and shall state the conversion date and the number (which can be all or a specified number) of Class B Common Shares to be converted to Class A Common Shares, including the name or names in which such holder desires the Class A Common Shares to be registered and, if less than all of such holder’s Class B Common Shares are to be converted, the name or names in which such holder desires the relevant shares to be issued.

5.2

Notwithstanding Bye-law 5.1, the Board is authorised to determine such other process for conversion of Class B Common Shares in its sole discretion, including effecting such conversion by way of variation of rights, share repurchase and issue, bonus issue, share consolidation, share subdivision and/or any other manner permitted by law (it being understood, for the avoidance of doubt, that any conversion of Class B Common Shares shall only be initiated and effected following the valid written election by a holder of Class B Common Shares to convert their Class B Common Shares in accordance with the provisions of Bye-law 5.1).

5.3	Where, upon the conversion of any Class B Common Shares, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

5.4	Class A Common Shares and Class C Common Shares shall not be convertible into any other class of Common Shares.

5.5

If so required by the Company, any certificate representing shares surrendered for conversion in accordance with Bye-law 5 shall be accompanied by instruments of transfer, in accordance with Bye-law 10. Promptly thereafter, the Company shall issue and deliver to such holder or such holder’s nominee or nominees, an updated register of members evidencing the issuance of such number of Class A Common Shares to which such holder shall be entitled as herein provided. If less than all of a holder’s Class B Common Shares are to be converted, the Company shall also produce and deliver to such holder or such holder’s nominee an updated register of members evidencing the issuance of such number of Class B Common Shares not converted. Any conversion of Class B Common Shares shall be effective upon the updating of the register of members in accordance with these Bye-laws, and the person or persons entitled to receive the Class A Common Shares issuable on such conversion shall be treated for all purposes as the record holder or holders of such Class A Common Shares on that date.

5.6

The Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the conversion of Class B Common Shares pursuant to these Bye-laws. The Company shall not, however, be required to pay any tax that may be payable in respect of any conversion of Class B Common Shares in a name other than that in which the Class B Common Shares so converted were registered and no such issue or delivery shall be made unless and until the person requesting the same has paid to the Company the amount of any such tax or has established to the satisfaction of the Company that such tax has been paid.

6.	Share Certificates

6.1

Subject to the provisions of this Bye-law 6, every Member shall be entitled to a certificate under the common seal of the Company (or a facsimile thereof) or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

6.2	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

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6.3

If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

6.4	Notwithstanding any provisions of these Bye-laws:

(a)

the Board shall, subject always to the Act and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned, have power to implement any arrangements it may, in its absolute discretion, think fit in relation to the evidencing of title to and transfer of uncertificated shares and to the extent such arrangements are so implemented, no provision of these Bye-laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or transfer of shares in uncertificated form; and

(b)

unless otherwise determined by the Board and as permitted by the Act and any other applicable laws and regulations, no person shall be entitled to receive a certificate in respect of any share for so long as the title to that share is evidenced otherwise than by a certificate and for so long as transfers of that share may be made otherwise than by a written instrument.

7.	Fractional Shares

The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

REGISTRATION OF SHARES

8.	Register of Members

8.1	The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

8.2

The Register of Members shall be open to inspection without charge at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

9.	Registered Holder Absolute Owner

The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

10.	Transfer of Registered Shares

10.1

Notwithstanding anything to the contrary in these Bye-laws, shares that are listed or admitted to trading on an appointed stock exchange may be transferred in accordance with the rules and regulations of such exchange.

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10.2	An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares

Liberty Global Ltd. (the “Company”)

FOR VALUE RECEIVED……………….. [amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] shares of the Company.

DATED this [date]

Signed by:	In the presence of:

Transferor	Witness

Signed by:	In the presence of:

Transferee	Witness

10.3

Such instrument of transfer shall be signed by (or in the case of a party that is a corporation, on behalf of) the transferor and transferee, provided that, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Members.

10.4

The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require showing the right of the transferor to make the transfer.

10.5

The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

10.6

The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. The Board shall have the authority to request from any Member, and such Member shall provide, such information as the Board may reasonably request for the purpose of determining whether the transfer of any share requires such consent, authorisation, or permission and whether the same has been obtained. If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

10.7	Shares may be transferred without a written instrument if permitted by the Act.

11.	Transmission of Registered Shares

11.1

In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such

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deceased Member with other persons. Subject to the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

11.2

Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member

Liberty Global Ltd. (the “Company”)

I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [date]

Signed by:	In the presence of:

Transferor	Witness

Signed by:	In the presence of:

Transferee	Witness

11.3

On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

11.4

Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

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ALTERATION OF SHARE CAPITAL

12.	Power to Alter Capital

12.1	The Company may, if authorised by resolution of the Members, increase, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.

12.2

The Company may, if authorised by resolution of the Members, divide its shares into several classes and attach thereto respectively any preferential, deferred, qualified or special rights, privileges or conditions.

12.3

Subject to these Bye-laws, the Company by resolution of the Board may consolidate and divide all or any of its share capital into shares of larger amount than its existing shares; and subdivide its shares, or any of them, in each case in any manner permitted by the Act.

12.4	Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

13.	Variation of Rights Attaching to Shares

13.1

If at any time the capital of the Company is divided into different classes of shares, all or any of the rights attached to any existing class may from time to time be varied or abrogated, either while the Company is a going concern or during or in contemplation of a winding up:

(a)

in the case of any class of capital of the Company other than the Class A Common Shares, Class B Common Shares and the Class C Common Shares, in such manner (if any) as may be provided by any instrument establishing those rights, including any amendment to these Bye-laws; or

(b)

in the case of the Class A Common Shares, Class B Common Shares and the Class C Common Shares, with the sanction of a resolution passed by the majority of the votes cast at a separate meeting of the holders of the shares of the class to which the variation or abrogation relates, at which the quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class.

13.2

For the purposes of Bye-law 13, if at any time the capital of the Company is divided into different classes of shares, unless otherwise expressly provided by the rights attached to any share or class of shares, those rights shall be deemed not to be varied or abrogated by:

(a)	an alteration of capital in accordance with Bye-law 12;

(b)	the issue of further shares ranking pari passu with, or subsequent to, that share or class of shares; and

(c)	the purchase or redemption by the Company of any of its own shares.

DIVIDENDS AND CAPITALISATION

14.	Dividends and Share Distributions

14.1

The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members out of the assets of the Company legally available therefor. Whenever a dividend, other than a dividend that consists of a Share Distribution, is paid to the holders of one or

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more classes of Common Shares, the Company shall also pay to the holders of each other classes of Common Shares a dividend per share equal to the dividend per share paid to the holders of such first one or more classes of Common Shares, such that the dividend paid on each Common Share, regardless of class, is the same. Dividends shall be payable only as and when declared by the Board of the Company out of assets of the Company legally available therefor. Whenever a dividend that consists of a Share Distribution is paid to the holders of one or more classes of Common Shares, the Company shall also pay a dividend that consists of a Share Distribution to the holders of each other class of Common Share as provided in Bye-law 14.2.

14.2

Unless otherwise resolved by (i) a resolution adopted by the affirmative vote of not less than three-fourths (75%) of the members of the Board then in office, and (ii) a resolution of the Members, if at any time a Share Distribution is to be made with respect to the Class A Common Shares, Class B Common Shares or Class C Common Shares, such Share Distribution may be declared and paid only as follows:

(a)

a Share Distribution (i) consisting of Class C Common Shares or Class C Convertible Securities may be declared and paid to holders of Class A Common Shares, Class B Common Shares and Class C Common Shares, on an equal per share basis, or (ii) consisting of (A) Class A Common Shares or Class A Convertible Securities (other than, for the avoidance of doubt, Convertible Securities convertible into Class B Common Shares) may be declared and paid to holders of Class A Common Shares, on an equal per share basis, (B) Class B Common Shares or Class B Convertible Securities may be declared and paid to holders of Class B Common Shares, on an equal per share basis, and (C) Class C Common Shares or Class C Convertible Securities may be declared and paid to holders of Class C Common Shares, on an equal per share basis; or

(b)

a Share Distribution consisting of any class or series of securities of the Company or any other Person, other than Class A Common Shares, Class B Common Shares or Class C Common Shares (or Class A Convertible Securities, Class B Convertible Securities or Class C Convertible Securities), may be declared and paid on the basis of a distribution of:

(i)	identical securities, on an equal per share basis, to holders of Class A Common Shares, Class B Common Shares and Class C Common Shares;

(ii)	separate classes or series of securities, on an equal per share basis, to the holders of each such class of Common Shares; or

(iii)

a separate class or series of securities to the holders of one or more classes of Common Shares and, on an equal per share basis, a different class or series of securities to the holders of all other classes of Common Shares;

provided that in connection with a Share Distribution pursuant to sub-clause (ii) or sub-clause (iii) of this Bye-law 14.2(b):

(A)

such separate classes or series of securities (and, if the distribution consists of Convertible Securities, the Underlying Securities) do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable), with holders of Class B Common Shares receiving the class or series of securities having (or convertible into or exercisable or exchangeable for securities having) the highest relative voting rights and the holders of each other class of Common Shares receiving securities of a class or series having (or convertible into or exercisable or exchangeable for securities having) lesser relative voting rights, in each case,

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without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion and share distribution, as applicable) among the Class A Common Shares, the Class B Common Shares and the Class C Common Shares; and

(B)

in the event the securities to be received by the holders of Common Shares other than the Class B Common Shares consist of different classes or series of securities, with each such class or series of securities (or the Underlying Securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion and share distribution provisions, as applicable), then such classes or series of securities will be distributed to the holders of each class of Common Shares (other than the Class B Common Shares) (x) as the Board determines or (y) such that the relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable) of the class or series of securities (or the Underlying Securities) to be received by the holders of each class of Common Shares (other than the Class B Common Shares) correspond to the extent practicable to the relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable) of such class of Common Shares, as compared to the other classes of Common Shares (other than the Class B Common Shares).

15.	Power to Set Aside Profits

The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.

16.	Method of Payment

16.1

Any dividend, interest, or other moneys payable in cash in respect of the shares may be paid by such means as the Board may determine, which may include cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members, or to such person and to such address as the holder may direct in writing or by transfer to such account as the holder may direct in writing.

16.2

In the case of joint holders of shares, any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the address of the holder first named in the Register of Members, or to such person and to such address as the joint holders may direct in writing or by transfer to such account as the joint holders may direct in writing. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

16.3	The Board may deduct from the dividends or distributions payable to any Member all moneys due from such Member to the Company on account of calls or otherwise.

16.4

Any dividend and/or other moneys payable in respect of a share which has remained unclaimed for six years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other

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moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect thereof.

16.5

The Company shall be entitled to cease sending dividend cheques and drafts by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions or, following one such occasion, reasonable enquiries have failed to establish the Member’s new address. The entitlement conferred on the Company by this Bye-law in respect of any Member shall cease if the Member claims a dividend or cashes a dividend cheque or draft.

17.	Capitalisation

The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata (except in connection with the conversion of shares of one class to shares of another class) to the Members in accordance with Bye-law 14.2.

MEETINGS OF MEMBERS

18.	Annual General Meetings

Notwithstanding the provisions of the Act entitling the Members of the Company to elect to dispense with the holding of an annual general meeting, an annual general meeting shall be held in each year at such time and place (or no place if by means of remote communication) as the Board shall determine.

19.	Special General Meetings

The Board may convene a special general meeting whenever in their judgment such a meeting is necessary.

20.	Requisitioned General Meetings

The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth (10%) of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings, forthwith proceed to convene a special general meeting and the provisions of the Act shall apply.

21.	Notice and Record Date

21.1

Notice of all general meetings of Members, stating the place, if any, date and hour thereof; the means of remote communication, if any, by which Members and proxy holders may be deemed to be present in person and vote at such meeting; the place within the city, other municipality or community or electronic network at which the Register of Members may be examined; and, in the case of a special general meeting, the purpose or purposes for which the general meeting is called, shall be delivered in accordance with applicable law and any applicable stock exchange rules and regulations by the chairman of the Board, the President of the Company (the “President”), any vice president of the Company (a “Vice President”), or the Secretary, to each Member entitled to vote thereat at least ten (10) days but not more than sixty (60) days before the date of the meeting, unless a different period is prescribed by law.

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21.2	With respect to annual general meetings of Members:

(a)

At an annual general meeting of the Members, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual general meeting, nominations for persons for election to the Board and the proposal of any other business to be considered by the Members must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any Committee), (ii) otherwise properly brought before the meeting by or at the direction of the Board (or any Committee), or (iii) otherwise properly be requested to be brought before the meeting by a Member (A) who complies with the procedures set forth in this Bye-law 21.2, (B) who was a Member of record of the Company (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations made, only if such beneficial owner was the beneficial owner of shares of the Company) both at the time the notice provided for in Bye-law 21.2(b) is delivered to the Secretary and on the record date for the determination of Members entitled to vote at the meeting, and (C) who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be.

(b)

In addition to any other requirements under applicable law, for a nomination for election to the Board or the proposal of any other business to be properly requested to be brought before an annual general meeting by a Member, the Member must have given timely notice thereof in proper written form to the Secretary and any such proposed business must constitute a proper matter for Member action pursuant to these Bye-laws and applicable law. To be timely, a Member’s notice must be received at the principal executive offices of the Company (i) in the case of an annual general meeting that is called for a date that is within thirty (30) calendar days before or after the anniversary date of the immediately preceding annual general meeting of Members, not less than ninety (90) calendar days nor more than one hundred and twenty (120) calendar days prior to the meeting and (ii) in the case of an annual general meeting that is called for a date that is not within thirty (30) calendar days before or after the anniversary date of the immediately preceding annual general meeting, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was communicated to Members or public announcement of the date of the meeting was made, whichever occurs first. In no event shall the public announcement of an adjournment or postponement of an annual general meeting of Members commence a new time period (or extend any time period) for the giving of a Member notice as described herein.

(c)

To be in proper written form, such Member’s notice to the Secretary must be submitted by a holder of record of shares entitled to vote on the nomination of directors of the Company and shall set forth in writing and describe in fair, accurate, and material detail:

(i)

as to each person whom the Member proposes to nominate for election as a director (a “nominee”) (A) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, and (B) such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

(ii)

as to any other business that the Member proposes to bring before the annual general meeting, (A) a brief description of the business desired to be brought before the annual general meeting and the reasons for conducting such business at the annual general meeting, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to

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amend the Bye-laws of the Company, the language of the proposed amendment), and (C) any material interest of the Member and beneficial owner, if any, on whose behalf the proposal is made, in such business; and

(iii)

as to such Member giving notice and the beneficial owner or owners, if different, on whose behalf the nomination or proposal is made, and any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act) of such Member or beneficial owner (each a “Proposing Person”):

(A)	the name and address, as they appear on the Register of Members, of such Proposing Person;

(B)	the class or series and number of shares of the share capital of the Company that are owned beneficially and of record by such Proposing Person;

(C)	a description of all arrangements or understandings between such Proposing Person and any other person or persons (including their names) pursuant to which the proposals are to be made by such Member;

(D)

a representation by each Proposing Person who is a holder of record of shares of the Company (x) that the notice the Proposing Person is giving to the Secretary is being given on behalf of (I) such holder of record and/or (II) if different than such holder of record, one or more beneficial owners of shares of the Company held of record by such holder of record, (y) as to each such beneficial owner, the number of shares held of record by such holder of record that are beneficially owned by such beneficial owner, with documentary evidence of such beneficial ownership, and (z) that such holder of record is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination set forth in its notice;

(E)

a representation (x) whether any such Proposing Person or nominee has received any financial assistance, funding or other consideration from any other person in respect of the nomination (and the details thereof) (a “Member Associated Person”) and (y) whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to the Company within the past six (6) months by, or is in effect with respect to, such Member, any person to be nominated by such Member or any Member Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such Member, nominee or any such Member Associated Person;

(F)

a representation whether any Proposing Person intends or is part of a group that intends to (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s issued and outstanding Voting Securities required to approve or adopt the proposal or elect the nominee and/or (y) otherwise solicit proxies from Members in support of such proposal; and

(G)

any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies in support of such proposal pursuant to Section 14 of the Exchange Act, and any rules and regulations promulgated thereunder.

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The foregoing notice requirements of this Bye-law 21.2(c) shall not apply to any proposal made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act. A proposal to be made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act shall be deemed satisfied if the Member making such proposal complies with the provisions of Rule 14a-8 and has notified the Company of his or her intention to present a proposal at an annual general meeting in compliance with Rule 14a-8 and such Member’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual general meeting. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine (x) the eligibility of such proposed nominee to serve as a director of the Company and (y) whether the nominee would qualify as an “independent director” or “audit committee financial expert” under applicable law securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Company.

(d)

Notwithstanding anything in Bye-law 21.2 to the contrary, in the event that the number of directors to be elected to the Board at an annual general meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board at least one hundred (100) calendar days prior to the first (1st) anniversary date of the immediately preceding annual general meeting, a Member’s notice required by this Bye-law 21.2 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.

(e)

In respect of the annual general meeting occurring in 2024 only, references in this Bye-law 21.2 to the “immediately preceding annual general meeting”, shall refer to the annual general meeting in 2023 of Liberty Global plc, the predecessor company to the Company.

21.3	With respect to special general meetings of Members:

(a)

Only such business shall be conducted at a special general meeting of Members as shall have been brought properly before the meeting. To be properly brought before a special general meeting, nominations for persons for election to the Board and/or the proposal of any other business to be considered by the Members must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any Committee), (ii) otherwise properly brought before the meeting by or at the direction of the Board (or any Committee), or (iii) otherwise properly be requested to be brought before the meeting by a Member (A) who complies with the procedures set forth in this Bye-law 21.3, (B) who was a Member of record of the Company (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations made, only if such beneficial owner was the beneficial owner of shares of the Company) both at the time the notice provided for in Bye-law 21.3(b) is delivered to the Secretary and on the record date for the determination of Members entitled to vote at the meeting, and (C) who is entitled to vote at the meeting upon such election of directors or upon such other business, as the case may be.

(b)

In addition to any other requirement under applicable law, for a proposal of business to be properly requested to be brought before the special general meeting, a Member must have given timely notice thereof in proper written form to the Secretary and any such proposed business must constitute a proper matter for Member action pursuant to these Bye-laws and applicable law. To be timely and in proper written form, the Member’s notice must meet the

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requirements of Bye-law 21.2(c) (substituting special general meeting for annual general meeting as applicable) and must be received by the Secretary at the principal executive offices of the Company not earlier than the close of business on the one hundred and twentieth (120th) day prior to such special general meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special general meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special general meeting and (if relevant) of the nominees proposed by the Board to be elected at such meeting; provided, however, that if the election of directors is proposed to be considered at a special general meeting, a Member may nominate persons for election at a special general meeting only to such directorship(s) as specified in the Company’s notice of the meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Member’s notice as described above.

21.4

Only such persons who are nominated in accordance with the procedures set forth in this Bye-law 21 shall be eligible to be elected at a general meeting of Members of the Company to serve as directors and only such business shall be conducted at a general meeting of Members as shall have been brought before the meeting in accordance with the procedures set forth in this Bye-law 21. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty:

(a)

to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bye-law 21 (including whether the Member or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such Member’s nominee or proposal in compliance with such Member’s representation as required by this Bye-law 21); and

(b)

if any proposed nomination or proposed business was not made or proposed in compliance with this Bye-law 21, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Bye-law 21, if the Member (or a qualified representative of the Member) does not appear at a general meeting of Members of the Company to present the nomination to the Board or to present the proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Bye-law 21, to be considered a qualified representative of the Member, a person must be authorized by a writing executed by such Member or an electronic transmission delivered by such Member to act for such Member as proxy at the meeting of Members and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Members.

21.5

A Member providing notice of nominations of persons for election to the Board at an annual or special general meeting of Members or notice of business proposed to be brought before a general meeting of Members shall further update and supplement such notice so that the information provided or required to be provided in such notice pursuant to this Bye-law 21 shall be true and correct both as of the record date for the determination of Members entitled to notice of the meeting and as of the date that is ten (10) business days before the meeting or any adjournment or postponement thereof, and such updated and supplemental information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company:

(a)	in the case of information that is required to be updated and supplemented to be true and correct as of the record date for the determination of Members entitled to notice of the

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meeting, not later than the later of five (5) business days after such record date or five (5) business days after the public announcement of such record date; and

(b)

in the case of information that is required to be updated and supplemented to be true and correct as of ten (10) business days before the meeting or any adjournment or postponement thereof, not later than eight (8) business days before the meeting or any adjournment or postponement thereof (or if not practicable to provide such updated and supplemental information not later than eight (8) business days before any adjournment or postponement, on the first practicable date before any such adjournment or postponement).

21.6

Notwithstanding the foregoing provisions of this Bye-law 21, a Member shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bye-law 21. Nothing in this Bye-law 21 shall be deemed to affect any rights (a) of Members under the Act or of Members to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

21.7

In order that the Company may determine the Members entitled to notice of any general meeting of Members or any adjournment thereof, the Board may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) calendar days nor fewer than ten (10) calendar days before the date of such meeting. If the Board so fixes a record date for determining the Members entitled to notice of any general meeting of Members, such date shall be the record date for determining the Members entitled to vote at such meeting, unless the Board determines, at the time it fixes the record date for determining the Members entitled to notice of such meeting, that a later date on or before the date of the meeting shall be the record date for determining Members entitled to vote at such meeting. In order that the Company may determine the Members entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of shares or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) calendar days prior to such action. If no record date is fixed by the Board: (a) the record date for determining Members entitled to notice of or to vote at a general meeting of Members shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and (b) the record date for determining Members for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of Members entitled to notice of or to vote at a general meeting of Members shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting in accordance with this Bye-law 21.7.

22.	Giving Notice and Access

22.1	A notice may be given by the Company to a Member:

(a)	by delivering it to such Member in person, in which case the notice shall be deemed to have been served upon such delivery; or

(b)

by sending it by post to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served seven days after the date on which it is deposited, with postage prepaid, in the mail; or

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(c)

by sending it by courier to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served two days after the date on which it is deposited, with courier fees paid, with the courier service; or

(d)

by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose, in which case the notice shall be deemed to have been served at the time that it would in the ordinary course be transmitted; or

(e)

by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website, in which case the notice shall be deemed to have been served at the time when the requirements of the Act in that regard have been met.

22.2

Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

22.3

In proving service under paragraphs 22.1(b), (c) and (d), it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted or sent by courier, and the time when it was posted, deposited with the courier, or transmitted by electronic means.

23.	Postponement or Cancellation of a General Meeting

The Secretary may, and on the instruction of the chairman or President of the Company or the Board, the Secretary shall, postpone or cancel any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned pursuant to Bye-law 20); provided that notice of postponement or cancellation is given to the Members before the time for such general meeting. Fresh notice of the date, time and place for a postponed general meeting shall be given to each Member in accordance with these Bye-laws.

24.	Electronic Participation and Security in General Meetings

24.1

Members may participate in any general meeting at such date, time and place, either within or without Bermuda, or, if so determined by the Board in its sole discretion, at no place (but rather by means of remote communication), as may be specified by the Board in the notice of meeting. Members may participate at a general meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

24.2

The Board may, and at any general meeting, the chairman of such meeting may, make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

25.	Quorum at General Meetings; Adjournment

25.1	Except as otherwise provided by law or these Bye-laws, at any general meeting of Members, the holders of a majority in total voting power of the issued and outstanding Voting Securities entitled to

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vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. The chairman of the meeting shall have the power and duty to determine whether a quorum is present at any general meeting of the Members. Shares of the Company belonging to the Company or to another person, if a majority of the shares entitled to vote in the election of directors of such other person is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Company or any subsidiary of the Company to vote shares, including, but not limited to, its own shares, held by it in a fiduciary capacity. In the absence of a quorum, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Bye-law 25.2 until a quorum shall be present.

25.2	Any general meeting of Members may be adjourned from time to time solely by the chairman of the meeting because:

(a)	of the absence of a quorum; or

(b)	it is likely to be impractical to hold or continue that meeting because of the number of Members wishing to attend who are not present; or

(c)	of the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(d)	an adjournment is otherwise necessary so that the business of the meeting may be properly conducted; or

(e)	for any other reason that the chairman of the meeting considers, in good faith, to warrant an adjournment.

Subject to the provisions of the Bye-laws, the chairman of the meeting may reconvene the general meeting at the same or some other time, date and place, if any. In the case of a general meeting convened on a requisition, the meeting shall be deemed cancelled if within half an hour from the time appointed for the general meeting a quorum is not present. The chairman of the meeting shall have full power and authority to adjourn a general meeting of the Members in his sole discretion even over Member opposition to such adjournment. If the time, date and place, if any, thereof, and the means of remote communication, if any, by which the Members and the proxy holders may be deemed to be present and in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjournment is for less than thirty (30) days, no notice need be given of any such adjourned meeting. If the adjournment is for more than thirty (30) days and the time, date and place, if any, and the means of remote communication, if any, by which the Members and the proxy holders may be deemed to be present and in person are not announced at the meeting at which the adjournment is taken, or if after the adjournment a new record date is fixed for the adjourned meeting, then notice shall be given by the Secretary as required for the original meeting. At the adjourned meeting, the Company may transact any business that might have been transacted at the original meeting.

26.	Chairman to Preside at General Meetings

Unless otherwise agreed by a majority of the total voting power of the Voting Securities present and entitled to vote at a general meeting, the chairman (if any) of the Board, or in his absence the deputy chairman of the Board (if any), or in the absence of both of them some other Director or executive officer nominated prior to the meeting by the Board, shall preside as chairman of the meeting. If none of the chairman, deputy chairman or such other Director or executive officer (if any) is present (and, for the

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avoidance of doubt, such person shall be considered present if such person participates in the meeting by telephonic, electronic or other communication facilities or means) within fifteen (15) minutes after the time appointed for holding the meeting or is not willing to act as chairman and the Members have not elected a chairman of the meeting, the Directors present shall elect one (1) of their number or any executive officer present and willing to act to be chairman of the meeting, and if there is only one (1) Director present, he shall be chairman of the meeting.

27.	Voting on Resolutions

27.1

Except as otherwise provided by the Act and these Bye-laws, at any general meeting duly called and held at which a quorum is present, the affirmative vote of a majority of the votes cast by the total voting power of the issued and outstanding Voting Securities present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the Members (and, in the case of an equality of votes, the resolution shall fail).

27.2

At any general meeting a resolution put to the vote shall be conducted by a poll. Subject to any rights or restrictions for the time being lawfully attached to any class of shares (including as set forth in Bye-law 4), every person present at such meeting and entitled to vote shall have the number of votes per share as specified in the rights attaching to the share (and if no such number is specified, one vote per share) of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

27.3

At any general meeting if an amendment is proposed to any resolution under consideration, the chairman of the meeting shall solely rule on whether or not the proposed amendment is permitted or out of order. The proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

27.4

A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll on any other question shall be taken at such time and in such manner during such meeting as the chairman of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

27.5

Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone, electronic or other communication facilities or means shall cast his vote in such manner as the chairman of the meeting shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by one or more scrutineers appointed by the Board or, in the absence of such appointment, by a committee of not less than two Members or proxy holders appointed by the chairman of the meeting for the purpose, and the result of the poll shall be declared by the chairman of the meeting.

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28.	Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

29.	Instrument of Proxy

29.1	A Member may appoint a proxy by

(a)	an instrument in writing in substantially the following form or such other form as the Board or the chairman of the meeting shall accept:

Proxy

Liberty Global Ltd. (the “Company”)

I/We, [insert names here], being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on [date] and at any adjournment thereof. [Any restrictions on voting to be inserted here.]

Signed this [date]

Member(s)

or

(b)	such telephonic, electronic or other means as may be approved by the Board from time to time.

29.2

The appointment of a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the appointment proposes to vote, and appointment of a proxy which is not received in the manner so permitted shall be invalid.

29.3	A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.

29.4	The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

30.	Representation of Corporate Member

30.1

A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any general meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

30.2

Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

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31.	Written Resolutions

No action required to be taken or which may be taken at any general meeting of Members may be taken without a meeting, and the power of Members to consent in writing, without a meeting, to the taking of any action is specifically denied.

32.	Directors Attendance at General Meetings

The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.

33.	Actions Requiring Supermajority Member Vote

33.1

Subject to Bye-law 33.2 and Bye-law 73.2, the affirmative vote of the holders of a majority of the total voting power of the then issued and outstanding Voting Securities entitled to vote thereon, voting together as a single class at a meeting specifically called for such purpose, will be required in order for the Company to take any action to authorize the amendment, alteration or repeal of any provision of these Bye-laws or the addition or insertion of other provisions herein.

33.2

The affirmative vote of the holders of a majority of the votes cast by the outstanding Class A Common Shares, Class B Common Shares and Class C Common Shares (which Class C Common Shares shall for these purposes only have one vote per share), in each case, by those members of a class present and voting at a separate class meeting for each class convened for such purpose (at which the quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class), will be required in order for the Company to take any action to authorize the amendment, alteration or repeal of Bye-law 13.1, this Bye-law 33.2 and Bye-law 34.3.

33.3

The affirmative vote of not less than three-fourths (75%) of the total voting power of the Voting Securities present in person or by proxy at a quorate general meeting of Members at a meeting specifically called for such purpose, will be required in order for the Company to take any action to authorize:

(a)

subject to Bye-law 34.3, the sale, lease or exchange of all, or substantially all, of the property or assets of the Company that is not a merger, amalgamation or consolidation of the Company; provided, however, that this clause (a) will not apply to any such sale, lease or exchange that an affirmative vote of more than sixty-six percent (66.0%) of the members of the Board then in office have approved (in which case, a majority of the votes cast by the total voting power of the issued and outstanding Voting Securities present in person or represented by proxy at a quorate general meeting will be required); or

(b)

the winding-up and dissolution of the Company; provided, however, that this clause (b) will not apply to such dissolution if at least an affirmative vote of more than sixty-six percent (66.0%) of the members of the Board then in office have approved such dissolution.

34.	Merger, Amalgamation or Consolidation

34.1

If an affirmative vote of more than sixty-six percent (66.0%) of the members of the Board then in office have approved a merger, amalgamation or consolidation of the Company with or into any other company (other than a Covered Transaction), then a resolution approved by a majority of the total voting power of the issued and outstanding shares entitled to vote at the general meeting, voting together as a single class, shall be required to authorise such merger, amalgamation or consolidation.

34.2	If the required number of the members of the Board then in office prescribed by Bye-law 34.1 have not affirmatively voted to approve a merger, amalgamation or consolidation of the Company with or

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into any other company (other than a Covered Transaction), then such merger, amalgamation or consolidation may only be authorised by a resolution approved by more than sixty-six percent (66.0%) of the total voting power of the issued and outstanding shares entitled to vote at the general meeting, voting together as a single class.

34.3	Notwithstanding Bye-law 34.1 and Bye-law 34.2, in order to authorise a Covered Transaction, the following procedures must be followed for a Covered Transaction to be validly authorised:

(a)

if the Board determines, acting reasonably, that a proposed transaction may constitute a Covered Transaction, the Board shall form an Independent Committee, with such determination of independence to be made pursuant to a resolution of the Board after consultation with counsel selected by the Board, and such determination(s) shall be final;

(b)

the Independent Committee shall be granted the authority, on behalf of the Board, to determine whether a proposed transaction is a Covered Transaction and to negotiate the terms and conditions of the Covered Transaction and to determine whether to recommend such proposed Covered Transaction, and such determination(s) shall be final; provided that if the Independent Committee concludes that the proposed transaction is not a Covered Transaction, the provisions of this Bye-law 34.3 shall not apply to such proposed transaction; and

(c)

after determination by the Independent Committee that a transaction is a Covered Transaction, the proposed Covered Transaction must be approved by (i) a majority of the members of the Independent Committee, (ii) a majority of the members of the Board and (iii) a majority of the votes cast by the outstanding Class A Common Shares, Class B Common Shares and Class C Common Shares (which Class C Common Shares shall for these purposes only have one vote per share), in each case, by those members of a class present and voting at a separate class meeting for each class convened for purposes of approving such Covered Transaction at which the quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class; provided that any shares held, directly or indirectly, by the Controlled Acquiror proposing the Covered Transaction will not count towards quorum (which shall be two persons at least holding or representing by proxy one-third of the issued shares of the class), will not be entitled to vote and will be excluded from determining the requisite majority and the shares entitled to vote, but shares held by a Significant Shareholder or any Director or Executive Officer that owns an interest in such Controlled Acquiror may be voted and will be included in determining the requisite majority and the shares entitled to vote.

DIRECTORS AND OFFICERS

35.	Election of Directors

35.1

Any Member or the Board may propose any person for election as a Director, but only persons who are proposed or nominated in accordance with this Bye-law (and, in the case of a nomination by a Member, Bye-law 21) shall be eligible for election as Directors. Where any person, other than a Director retiring at the meeting or a person proposed for re-election or election as a Director by the Board, is to be proposed for election as a Director, notice must be given to the Company of the intention to propose him and of his willingness to serve as a Director.

35.2

At any meeting duly called and held for the election or re-election of Directors at which a quorum is present, Directors shall be elected by a majority of the votes cast by the total voting power of the Voting Securities present in person or represented by proxy at the meeting and entitled to vote on the election of directors, provided that in the event that at a general meeting it is proposed to vote upon a

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number of the resolutions for the appointment of a person as a Director (each a “Director Resolution”) that exceeds the total number of Directors that are to be appointed to the Board at that meeting (the “Board Number”), the persons that shall be appointed Directors shall first be the person who receives the greatest number of “for” votes (whether or not a majority of those votes cast in respect of that Director Resolution), and then shall second be the person who receives the second greatest number of “for” votes (whether or not a majority of those votes cast in respect of that Director Resolution), and so on, until the number of Directors so appointed equals the Board Number. The foregoing proviso shall not apply in the case of a resolution of the Members to fill any vacancy in the Board.

36.	Number of Directors

The Board shall consist of such number of Directors being no fewer than two (2) Directors and not more than 15 Directors unless otherwise determined by resolution adopted by the affirmative vote of not less than sixty-six percent (66.0%) of the members of the Board then in office.

37.	Term and Classes of Directors

The Board of Directors will be divided into three classes: Class I, Class II and Class III. Each class will consist, as nearly as possible, of a number of Directors equal to one-third (1/3) of the total number of Directors authorized as provided in these Bye-laws. The Board is authorized to assign Directors already in office to such classes at the time the classification of the Board of Directors becomes effective pursuant to this Bye-law 37. The term of office of the initial Class I Directors will expire at the first general meeting of the Members in 2024 held for the purposes of electing Directors following the listing of the Company’s shares; the term of office of the initial Class II Directors will expire at the annual general meeting of the Members in 2025; and the term of office of the initial Class III Directors will expire at the annual general meeting of the Members in 2026. At each annual general meeting of Members, the successors of that class of Directors whose term expires at that annual general meeting will be elected to hold office in accordance with this Bye-law 37 for a term expiring at the annual general meeting of Members held in the third year following the year of their election. The Directors of each class will hold office until the expiration of the term of such class and until their respective successors are elected and qualified or until such Director’s earlier death, resignation or removal. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any Director of any class elected to fill a vacancy shall hold office for a term that shall coincide with the remaining term of the other Directors of that class, but in no case shall a decrease in the number of Directors shorten the term of any Director then in office.

38.	Removal of Directors

38.1	A Director may be removed:

(a)	with or without cause by the Board; or

(b)	with or without cause by a resolution of the Members,

provided that the notice of any such general meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than fourteen (14) days before the meeting and at such general meeting the Director shall be entitled to be heard on the motion for such Director’s removal.

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38.2

For the purposes of this Bye-law, “cause” shall mean a conviction for a criminal offence involving dishonesty or engaging in conduct which brings the Director or the Company into disrepute and which results in material financial detriment to the Company.

39.	Vacancy in the Office of Director

39.1	The office of Director shall be vacated if the Director:

(a)	is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)	is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

(c)	is or becomes of unsound mind or dies; or

(d)

resigns his office by notice to the Company. Any Director, or any member of any Committee, may resign at any time by giving notice in writing or by electronic transmission to the Board, the chairman of the Board, the Chief Executive Officer, or the President or Secretary. Any such resignation shall take effect at the time specified therein or, if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective unless otherwise stated therein.

39.2

The Board, by the affirmative vote of a majority of the remaining Directors then in office (even though less than a quorum) or by the sole remaining Director, shall have the power to appoint any person as a Director to fill a vacancy on the Board for any reason including as a result of the death, disability, disqualification or resignation of any Director or as a result of an increase in the size of the Board. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred or to which the new directorship is apportioned, and until such Director’s successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board shall shorten the term of any incumbent Director, In case the entire Board shall die or resign, the President or Secretary, or any ten (10) Members may call and cause notice to be given for a special general meeting of Members in the same manner that the chairman of the Board may call such a meeting, and Directors for the unexpired terms may be elected at such special general meeting.

39.3

The Members in general meeting shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring for any reason including as a result of the death, disability, disqualification or resignation of any Director or as a result of an increase in the size of the Board.

40.	Remuneration of Directors

Directors shall receive such compensation for attendance at any meetings of the Board (or a meeting of a Committee) and any expenses incidental to the performance of their duties as the Board or a Committee shall determine. Such compensation may be in addition to any compensation received by the members of the Board in any other capacity.

41.	Defect in Appointment

All acts done in good faith by the Board, any Director, a member of a Committee, any person to whom the Board may have delegated any of its powers, or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting

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as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.

42.	Directors to Manage Business

The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.

43.	Powers of the Board of Directors

The powers of the Board include:

(a)	appoint, suspend, or remove any manager, officer, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)

exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)

appoint one or more Directors to the office of chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)

appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)

by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(f)	procure that the Company pays all expenses incurred in promoting and incorporating the Company;

(g)

delegate any of its powers (including the power to sub-delegate) to a Committee of one or persons; provided that every such Committee shall (i) consist of one or more Director; and (ii) conform to such directions as the Board shall impose on them; provided, further, that the meetings and proceedings of any such Committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board;

(h)	delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(i)	present any petition and make any application in connection with the liquidation or reorganisation of the Company;

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(j)	in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)

authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

44.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

45.	Appointment of Officers

The Board may appoint such Officers (who may or may not be Directors) as the Board may determine for such terms as the Board deems fit.

46.	Appointment of Secretary

The Secretary shall be appointed by the Board from time to time for such term as the Board deems fit.

47.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

48.	Remuneration of Officers

The Officers shall receive such remuneration as the Board (or any Committee) may determine.

49.	Conflicts of Interest

49.1

Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company on such terms, including with respect to remuneration, as may be agreed between the parties. Nothing herein contained shall authorise a Director or a Director’s firm, partner or company to act as Auditor to the Company.

49.2

A Director who is directly or indirectly interested in a contract or transaction or proposed contract or transaction with the Company (an “Interested Director”) shall declare the nature of such interest as required by the Act.

49.3	An Interested Director who has complied with the requirements of the foregoing Bye-law may:

(a)	vote in respect of such contract or proposed contract or transaction; and/or

(b)	be counted in the quorum for the meeting at which the contract or transaction or proposed contract or transaction is to be voted on,

and no such contract or transaction or proposed contract or transaction shall be void or voidable by reason only that the Interested Director voted on it or was counted in the quorum of the relevant meeting and the Interested Director shall not be liable to account to the Company for any profit realised thereby.

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50.	Indemnification and Exculpation of Directors and Officers

50.1

To the fullest extent permitted by the Act as the same exists or may hereafter be amended, a Director shall not be liable to the Company or any of its Members for monetary damages for breach of fiduciary duty as a Director. Any repeal or modification of this Bye-law 50.1 shall be prospective only and shall not adversely affect any limitation, right or protection of a Director existing at the time of such repeal or modification.

50.2

The Company shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended but excluding any liability arising by virtue of fraud or dishonesty, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he, or a person for whom he is the legal representative, is or was a Director, Resident Representative, or Officer or while a Director, Resident Representative, or Officer is or was serving at the request of the Company as a director, resident representative, officer, employee or agent of another Person, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) incurred by such person. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Bye-law 50. The Company shall be required to indemnify or make advances to a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board.

50.3

The Company shall pay the expenses (including attorneys’ fees) incurred by a Director, Resident Representative, or officer in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a Director, Resident Representative, or Officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the Director or Officer is not entitled to be indemnified under this paragraph or otherwise.

50.4

If a claim for indemnification or payment of expenses under this Bye-law 50 is not paid in full within sixty (60) days after a written claim therefor has been received by the Company, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by applicable law. In any such action, the Company shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

50.5

The rights conferred on any person by this paragraph shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of these Bye-laws, agreement, deed, contract, vote of Members or resolution of disinterested Directors or otherwise.

50.6

The Board may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Company’s expense insurance: (i) to indemnify the Company for any obligation which it incurs as a result of the indemnification of Directors, the Resident Representative, and Officers under the provisions of this Bye-law 50; and (ii) to indemnify or insure Directors, the Resident Representative and Officers against liability in instances in which they may not otherwise be indemnified by the Company under the provisions of this Bye-law 50.

50.7

The Company’s obligation, if any, to indemnify any person who was or is serving at its request as a director, resident representative, officer, employee or agent of another Person will be reduced by any amount such person may collect as indemnification from such other Person.

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50.8

Notwithstanding any other provision of this Bye-law 50, each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof; provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to such Director or Officer.

50.9

Any amendment, modification or repeal of the foregoing provisions of this Bye-law 50 will not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

MEETINGS OF THE BOARD OF DIRECTORS

51.	Board Meetings

51.1

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. Subject to these Bye-laws, a resolution put to the vote at a Board meeting shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

51.2

Regular meetings of the Board shall be held on such dates and at such times and places, within or without Bermuda, as shall from time to time be determined by the Board, such determination to constitute the only notice of such regular meetings to which any Director shall be entitled. In the absence of any such determination, such meeting shall be held, upon notice to each director in accordance with Bye-law 52, at such times and places, within or without Bermuda, as shall be designated in the notice of meeting.

51.3

Special meetings of the Board shall be held at such times and places, if any, within or without Bermuda, as shall be designated in the notice of the meeting in accordance with Bye-law 52. Special meetings of the Board may be called by the chairman of the Board, and shall be called by the Chief Executive Officer, President or Secretary upon the written request of not less than three-fourths (75%) of the members of the Board then in office.

52.	Notice of Board Meetings

A Director may, and the Secretary on the requisition of a Director shall, at any time summon a Board meeting. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose.

53.	Electronic Participation in Meetings

Directors may participate in any meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

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54.	Representation of Corporate Director

54.1

A Director which is a corporation may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any Board meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Director, and that Director shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

54.2

Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at Board meetings on behalf of a corporation which is a Director.

55.	Quorum at Board and Committee Meetings

55.1

A majority of the total number of members of the Board as constituted from time to time shall constitute a quorum for the transaction of business, but, if at any meeting of the Board (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time, date and place, and the meeting may be held as adjourned without further notice. Except as otherwise provided by law or these Bye-laws, a majority of the Directors present at any meeting at which a quorum is present may decide any question brought before such meeting.

55.2

A majority of the total number of members of the Committee as constituted from time to time shall constitute a quorum for the transaction of business at a meeting of a Committee, but, if at any meeting of such Committee (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time, date and place, and the meeting may be held as adjourned without further notice. Except as otherwise provided by law or these Bye-laws, a majority of the members of the Committee present at any meeting at which a quorum is present may decide any question brought before such meeting.

56.	Board to Continue in the Event of Vacancy

The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at Board meetings, the continuing Directors or Director may act for the purpose of (i) filling a vacancy in accordance with Bye-law 39.2, (ii) summoning a general meeting; or (iii) preserving the assets of the Company.

57.	Person Presiding at Board Meetings

The Directors attending a Board meeting shall appoint or elect the person presiding at such meeting, and in the absence of such appointment or election, the Secretary if present, and if not, the chairman of the Company, if there be one who is present, and if not, the President, if there be one who is present, shall preside at such Board meeting.

58.	Written Resolutions

A resolution signed by (or in the case of a Director that is a corporation, on behalf of) all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a Board meeting duly called and constituted, such resolution to be effective on the date on which the resolution is signed by (or in the case of a Director that is a corporation, on behalf of) the last Director.

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59.	Validity of Prior Acts of the Board

No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

CORPORATE RECORDS

60.	Minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each Board meeting and of any Committee; and

(c)	of all resolutions and proceedings of general meetings of the Members, Board meetings, and meetings of any Committee.

61.	Place Where Corporate Records Kept

Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

62.	Form and Use of Seal

62.1	The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

62.2

A seal may, but need not, be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.

62.3	A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

ACCOUNTS

63.	Records of Account

63.1	The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	all assets and liabilities of the Company.

63.2

Such records of account shall be kept at the registered office of the Company or, subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

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63.3	Such records of account shall be retained for a minimum period of five years from the date on which they are prepared.

64.	Financial Year End

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

AUDITS

65.	Annual Audit

Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

66.	Appointment of Auditor

66.1	Subject to the Act, the Members shall appoint an auditor to the Company to hold office for such term as the Members deem fit or until a successor is appointed.

66.2	The Auditor may be a Member; however, no Director, Officer or employee of the Company shall, during their continuance in office, be eligible to act as Auditor of the Company.

67.	Remuneration of Auditor

67.1

The remuneration of an Auditor appointed by the Members shall be fixed by the Company at a general meeting or in such manner as the Members may determine, including authorising the Board (or any Committee) to so determine.

67.2	The remuneration of an Auditor appointed by the Board (or any Committee) to fill a casual vacancy in accordance with these Bye-laws shall be fixed by the Board (or any Committee).

68.	Duties of Auditor

68.1

The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards, which, for the avoidance of doubt, shall include U.S. Generally Accepted Accounting Principles and International Financial Reporting Standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

68.2

The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

69.	Access to Records

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers for any information in their possession relating to the books or affairs of the Company.

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70.	Financial Statements and the Auditor’s Report

70.1	Subject to Bye-law 70.2, the financial statements and/or the auditor’s report as required by the Act shall be laid before the Members at the annual general meeting.

70.2

If all Members and Directors shall agree, either in writing or at a meeting, that in respect of a particular interval no financial statements and/or auditor’s report thereon need be made available to the Members, and/or that no auditor shall be appointed then there shall be no obligation on the Company to do so.

71.	Vacancy in the Office of Auditor

The Board may fill any casual vacancy in the office of the auditor.

VOLUNTARY WINDING-UP AND DISSOLUTION

72.	Winding-Up

If the Company shall be wound up, the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CHANGES TO CONSTITUTION

73.	Changes to Bye-laws

73.1

Subject to Bye-law 33.2, and Bye-law 73.2, no Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a resolution of the Members in accordance with Bye-law 33.1.

73.2

Bye-laws 4 (Rights Attaching to Shares), 5 (Conversion Rights), 14 (Dividends and Share Distributions), 20 (Requisitioned General Meetings), 31 (Written Resolutions), 33.3 (Actions Requiring Supermajority Member Vote), 34.1 and 34.2 (Merger, Amalgamation or Consolidation), 35 (Election of Directors), 36 (Number of Directors), 37 (Term and Classes of Directors), and 73 (Changes to Bye-laws) may not be rescinded, altered or amended and no new Bye-law may be made which would have the effect of rescinding, altering or amending the provisions of such Bye-laws, until the same has been approved by a resolution of the Board including the affirmative vote of not less than three-fourths (75%) of the members of the Board then in office and by the affirmative vote of the holders of at least three-fourths (75%) of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class at a meeting specifically called for such purpose. This Bye-law shall be without prejudice to the requirement for class consents specified in Bye-law 33.2.

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74.	Discontinuance

The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

75.	Exclusive Jurisdiction

In the event that any dispute arises concerning the Act or out of or in connection with these Bye-laws, including any question regarding the existence and scope of any Bye-law and/or whether there has been any breach of the Act or these Bye-laws by an Officer or Director (whether or not such a claim is brought in the name of a shareholder or in the name of the Company), any such dispute shall be subject to the exclusive jurisdiction of the Supreme Court of Bermuda.

MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! MR A SAMPLE You may vote online instead of mailing this card. DESIGNATION (IF ANY) Proxies submitted by the Internet must be ADD 1 ADD 2 received by 12:00 a.m. New York City time ADD 3 (5:00 a.m. London time) on [•], 2023. ADD 4 MMMMMMMMM ADD 5 Online ADD 6 Go to www.envisionreports.com/LGIP2023 or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/LGIP2023 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Class A Court Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the “Document”). A Proposals — The Board of Directors recommends a vote FOR Resolutions 1 and 2. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. + For Against For Against 1. To approve Resolution No. 1, a proposal to approve the 2. To approve Resolution No. 2, a proposal to approve the Scheme between the Company and the Scheme Shareholders adjournment of the Class A Court Meeting, if necessary, to (as defined in the Scheme) set forth in the Document. solicit additional votes if there are insufficient votes in favor of the Scheme. The full text of the resolutions is set out in the Notice of Class A Court Meeting. IF APPOINTING A PROXY BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD. B Authorized Signature — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature — Please keep signature within the box. C 1234567890J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 538188 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

Class A Court Meeting Admission Ticket Class A Court Meeting of Liberty Global plc Shareholders [•] a.m. New York City time ([•] p.m. London time) on [•], 2023 Upon arrival, please present this admission ticket and photo identification at the registration desk. Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the “Document”). Liberty Global plc’s special meeting of holders of Class A Ordinary Shares (each, a “Shareholder”) will be held at [•] a.m. New York City time ([•] p.m. London time), at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202, on [•], 2023 (the “Class A Court Meeting”). If you plan to attend the Class A Court Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the Class A Court Meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s) and one guest. As described in more detail in the Document, Liberty Global is proposing to re-domicile by forming a new holding company incorporated in Bermuda, Liberty Global Ltd. (“New Liberty”), that will become the parent company of the Liberty Global group and the issuer of the shares you hold (the “Redomiciliation”). The Redomiciliation will be implemented by a Court-approved process known as a scheme of arrangement (the “Scheme”) under which the shareholders of Liberty Global will cease to be shareholders of Liberty Global and will instead become shareholders of New Liberty. The resolutions set forth in this proxy card relate to approvals required to implement the Scheme. We are separately asking the holders of Class A Ordinary Shares and Class B Ordinary Shares to approve certain resolutions required to implement the Scheme at a general meeting of Liberty Global (the “General Meeting”). We are also asking our shareholders to vote, on a non-binding, advisory basis, on certain governance enhancements (the “Advisory Resolutions”) we are proposing to implement in connection with the Redomiciliation at a separate meeting of the shareholders (the “Shareholders Meeting”). The Scheme will only be implemented if it is also approved by the requisite majority at each Court Meeting. However, the Advisory Resolutions are non-binding and, therefore, approval of each Advisory Resolution is not a condition to the implementation of the Scheme. Accordingly, a vote against either of the Advisory Resolutions will not count as a vote against the Scheme. If the Advisory Resolutions are not approved by the requisite majorities of each class, the specific bye-laws of New Liberty which are the subject of the Advisory Resolutions will nevertheless be included in the New Liberty Bye-laws if the Scheme is approved at the applicable Court Meetings and the Scheme Resolutions are approved at the General Meeting. Your vote is important. Regardless of whether you plan to attend the Class A Court Meeting, it is important that your Class A Ordinary Shares be voted. Accordingly, we ask that you appoint a proxy in respect of your Class A Ordinary Shares as soon as possible using one of two convenient methods: over the internet or by signing and returning your proxy card in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy. Holders of Class A Ordinary Shares must complete separate proxy cards for the Class A Court Meeting, the General Meeting and the Shareholders Meeting. Important Notice Regarding Internet Availability of Proxy Materials for the Class A Court Meeting: The Notice of Class A Court Meeting and the Document are available at www.envisionreports.com/LGIP2023. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LGIP2023 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Liberty Global plc + Class A Court Meeting — [•], 2023 Proxy Solicited by Board of Directors for Class A Court Meeting Bryan H. Hall or, failing him, Jeremy Evans, is hereby appointed as the proxy of the undersigned with authority to attend and speak on behalf of the undersigned, and vote all of the Class A Ordinary Shares of Liberty Global plc (the “Company”) held by the undersigned, with all of the powers which the undersigned would possess if personally present, at the meeting of the holders of Class A Ordinary Shares convened by order of the High Court of Justice of England and Wales to be held on [•], 2023 or at any adjournment or postponement thereof (the “Class A Court Meeting”). The Class A Court Meeting is scheduled to be held on the same day as a general meeting of the holders of Class A Ordinary Shares and Class B Ordinary Shares of the Company and the meeting of holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares of the Company. All previous proxies given with respect to the Class A Court Meeting are revoked. Shares in respect of which the proxy is appointed will be voted as directed by the shareholder. If no such directions are indicated by marking the appropriate box with an ‘X’, the proxy will be invalid and the Class A Ordinary Shares will not be voted. To be valid, this form must be completed and returned in the enclosed envelope to Proxy Services c/o Computershare Investor Services, PO Box 505008, Louisville, KY 40233, together with the power of attorney or other authority (if any) under which it is signed or a certified copy of such authority, or electronically at www.envisionreports.com/LGIP2023, by 12:00 a.m. New York City time (5:00 a.m. London time) on [•], 2023. (Proposals on which to be voted appear on reverse side.) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Class A Court Meeting. +

MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! MR A SAMPLE You may vote online instead of mailing this card. DESIGNATION (IF ANY) Proxies submitted by the Internet must be ADD 1 ADD 2 received by 12:00 a.m. New York City time ADD 3 (5:00 a.m. London time) on [•], 2023. ADD 4 MMMMMMMMM ADD 5 Online ADD 6 Go to www.envisionreports.com/LGIP2023 or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/LGIP2023 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Class B Court Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the “Document”). A Proposals — The Board of Directors recommends a vote FOR Resolutions 1 and 2. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. + For Against For Against 1. To approve Resolution No. 1, a proposal to approve the 2. To approve Resolution No. 2, a proposal to approve the Scheme between the Company and the Scheme Shareholders adjournment of the Class B Court Meeting, if necessary, to (as defined in the Scheme) set forth in the Document. solicit additional votes if there are insufficient votes in favor of the Scheme. The full text of the resolutions is set out in the Notice of Class B Court Meeting. IF APPOINTING A PROXY BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD. B Authorized Signature — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature — Please keep signature within the box. C 1234567890                J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 538188 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

Class B Court Meeting Admission Ticket Class B Court Meeting of Liberty Global plc Shareholders [•] a.m. New York City time ([•] p.m. London time) on [•], 2023 Upon arrival, please present this admission ticket and photo identification at the registration desk. Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the “Document”). Liberty Global plc’s special meeting of holders of Class B Ordinary Shares (each, a “Shareholder”) will be held at [•] a.m. New York City time ([•] p.m. London time), at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202, on [•], 2023 (the “Class B Court Meeting”). If you plan to attend the Class B Court Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the Class B Court Meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s) and one guest. As described in more detail in the Document, Liberty Global is proposing to re-domicile by forming a new holding company incorporated in Bermuda, Liberty Global Ltd. (“New Liberty”), that will become the parent company of the Liberty Global group and the issuer of the shares you hold (the “Redomiciliation”). The Redomiciliation will be implemented by a Court-approved process known as a scheme of arrangement (the “Scheme”) under which the shareholders of Liberty Global will cease to be shareholders of Liberty Global and will instead become shareholders of New Liberty. The resolutions set forth in this proxy card relate to approvals required to implement the Scheme. We are separately asking the holders of Class A Ordinary Shares and Class B Ordinary Shares to approve certain resolutions required to implement the Scheme at a general meeting of Liberty Global (the “General Meeting”). We are also asking our shareholders to vote, on a non-binding, advisory basis, on certain governance enhancements (the “Advisory Resolutions”) we are proposing to implement in connection with the Redomiciliation at a separate meeting of the shareholders (the “Shareholders Meeting”). The Scheme will only be implemented if it is also approved by the requisite majority at each Court Meeting. However, the Advisory Resolutions are non-binding and, therefore, approval of each Advisory Resolution is not a condition to the implementation of the Scheme. Accordingly, a vote against either of the Advisory Resolutions will not count as a vote against the Scheme. If the Advisory Resolutions are not approved by the requisite majorities of each class, the specific bye-laws of New Liberty which are the subject of the Advisory Resolutions will nevertheless be included in the New Liberty Bye-laws if the Scheme is approved at the applicable Court Meetings and the Scheme Resolutions are approved at the General Meeting. Your vote is important. Regardless of whether you plan to attend the Class B Court Meeting, it is important that your Class B Ordinary Shares be voted. Accordingly, we ask that you appoint a proxy in respect of your Class B Ordinary Shares as soon as possible using one of two convenient methods: over the internet or by signing and returning your proxy card in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy. Holders of Class B Ordinary Shares must complete separate proxy cards for the Class B Court Meeting, the General Meeting and the Shareholders Meeting. Important Notice Regarding Internet Availability of Proxy Materials for the Class B Court Meeting: The Notice of Class B Court Meeting and the Document are available at www.envisionreports.com/LGIP2023. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LGIP2023 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Liberty Global plc + Class B Court Meeting — [•], 2023 Proxy Solicited by Board of Directors for Class B Court Meeting Bryan H. Hall or, failing him, Jeremy Evans, is hereby appointed as the proxy of the undersigned with authority to attend and speak on behalf of the undersigned, and vote all of the Class B Ordinary Shares of Liberty Global plc (the “Company”) held by the undersigned, with all of the powers which the undersigned would possess if personally present, at the meeting of the holders of Class B Ordinary Shares convened by order of the High Court of Justice of England and Wales to be held on [•], 2023 or at any adjournment or postponement thereof (the “Class B Court Meeting”). The Class B Court Meeting is scheduled to be held on the same day as a general meeting of the holders of Class A Ordinary Shares and Class B Ordinary Shares of the Company and the meeting of holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares of the Company. All previous proxies given with respect to the Class B Court Meeting are revoked. Shares in respect of which the proxy is appointed will be voted as directed by the shareholder. If no such directions are indicated by marking the appropriate box with an ‘X’, the proxy will be invalid and the Class B Ordinary Shares will not be voted. To be valid, this form must be completed and returned in the enclosed envelope to Proxy Services c/o Computershare Investor Services, PO Box 505008, Louisville, KY 40233, together with the power of attorney or other authority (if any) under which it is signed or a certified copy of such authority, or electronically at www.envisionreports.com/LGIP2023, by 12:00 a.m. New York City time (5:00 a.m. London time) on [•], 2023. (Proposals on which to be voted appear on reverse side.) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Class B Court Meeting. +

MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! MR A SAMPLE You may vote online instead of mailing this card. DESIGNATION (IF ANY) Proxies submitted by the Internet must be ADD 1 ADD 2 received by 12:00 a.m. New York City time ADD 3 (5:00 a.m. London time) on [●], 2023. ADD 4 ADD 5 Online ADD 6 Go to www.envisionreports.com/LGIP2023 or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/LGIP2023 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Class C Court Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the “Document”). A Proposals — The Board of Directors recommends a vote FOR Resolutions 1 and 2. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. + For Against For Against 1. To approve Resolution No. 1, a proposal to approve the 2. To approve Resolution No. 2, a proposal to approve the Scheme between the Company and the Scheme Shareholders adjournment of the Class C Court Meeting, if necessary, to (as defined in the Scheme) set forth in the Document. solicit additional votes if there are insufficient votes in favor of the Scheme. The full text of the resolutions is set out in the Notice of Class C Court Meeting. IF APPOINTING A PROXY BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD. B Authorized Signature — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 538188 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03LVLK

Class C Court Meeting Admission Ticket Class C Court Meeting of Liberty Global plc Shareholders [ ] a.m. New York City time ([ ] p.m. London time) on [ ], 2023 Upon arrival, please present this admission ticket and photo identification at the registration desk. Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the “Document”). Liberty Global plc’s special meeting of holders of Class C Ordinary Shares (each, a “Shareholder”) will be held at [ ] a.m. New York City time ([ ] p.m. London time), at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202, on [ ], 2023 (the “Class C Court Meeting”). If you plan to attend the Class C Court Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the Class C Court Meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s) and one guest. As described in more detail in the Document, Liberty Global is proposing to re-domicile by forming a new holding company incorporated in Bermuda, Liberty Global Ltd. (“New Liberty”), that will become the parent company of the Liberty Global group and the issuer of the shares you hold (the “Redomiciliation”). The Redomiciliation will be implemented by a Court-approved process known as a scheme of arrangement (the “Scheme”) under which the shareholders of Liberty Global will cease to be shareholders of Liberty Global and will instead become shareholders of New Liberty. The resolutions set forth in this proxy card relate to approvals required to implement the Scheme. We are separately asking the holders of Class A Ordinary Shares and Class B Ordinary Shares to approve certain resolutions required to implement the Scheme at a general meeting of Liberty Global (the “General Meeting”). We are also asking our shareholders to vote, on a non-binding, advisory basis, on certain governance enhancements (the “Advisory Resolutions”) we are proposing to implement in connection with the Redomiciliation at a separate meeting of the shareholders (the “Shareholders Meeting”). The Scheme will only be implemented if it is also approved by the requisite majority at each Court Meeting. However, the Advisory Resolutions are non-binding and, therefore, approval of each Advisory Resolution is not a condition to the implementation of the Scheme. Accordingly, a vote against either of the Advisory Resolutions will not count as a vote against the Scheme. If the Advisory Resolutions are not approved by the requisite majorities of each class, the specific bye-laws of New Liberty which are the subject of the Advisory Resolutions will nevertheless be included in the New Liberty Bye-laws if the Scheme is approved at the applicable Court Meetings and the Scheme Resolutions are approved at the General Meeting. HOLDERS OF CLASS C ORDINARY SHARES, WHICH ARE NON-VOTING FOR MOST MATTERS, ARE ENTITLED TO VOTE ON THE RESOLUTIONS AT THE CLASS C COURT MEETING, AND THEREFORE WE URGE ALL HOLDERS OF CLASS C ORDINARY SHARES TO REVIEW THE PROXY STATEMENT AND VOTE USING THIS PROXY CARD. Your vote is important. Regardless of whether you plan to attend the Class C Court Meeting, it is important that your Class C Ordinary Shares be voted. Accordingly, we ask that you appoint a proxy in respect of your Class C Ordinary Shares as soon as possible using one of two convenient methods: over the internet or by signing and returning your proxy card in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy. Holders of Class C Ordinary Shares must complete separate proxy cards for the Class C Court Meeting and the Shareholders Meeting. Important Notice Regarding Internet Availability of Proxy Materials for the Class C Court Meeting: The Notice of Class C Court Meeting and the Document are available at www.envisionreports.com/LGIP2023. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LGIP2023 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy Liberty Global plc + Class C Court Meeting [ ], 2023 Proxy Solicited by Board of Directors for Class C Court Meeting Bryan H. Hall or, failing him, Jeremy Evans, is hereby appointed as the proxy of the undersigned with authority to attend and speak on behalf of the undersigned, and vote all of the Class C Ordinary Shares of Liberty Global plc (the “Company”) held by the undersigned, with all of the powers which the undersigned would possess if personally present, at the meeting of the holders of Class C Ordinary Shares convened by order of the High Court of Justice of England and Wales to be held on [ ], 2023 or at any adjournment or postponement thereof (the “Class C Court Meeting”). The Class C Court Meeting is scheduled to be held on the same day as a general meeting of the holders of Class A Ordinary Shares and Class B Ordinary Shares of the Company and the meeting of holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares of the Company. All previous proxies given with respect to the Class C Court Meeting are revoked. Shares in respect of which the proxy is appointed will be voted as directed by the shareholder. If no such directions are indicated by marking the appropriate box with an ‘X’, the proxy will be invalid and the Class C Ordinary Shares will not be voted. To be valid, this form must be completed and returned in the enclosed envelope to Proxy Services c/o Computershare Investor Services, PO Box 505008, Louisville, KY 40233, together with the power of attorney or other authority (if any) under which it is signed or a certified copy of such authority, or electronically at www.envisionreports.com/LGIP2023, by 12:00 a.m. New York City time (5:00 a.m. London time) on [ ], 2023. (Proposals on which to be voted appear on reverse side.) C Non-Voting Items Change of Address Please print new address below. Comments Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Class C Court Meeting. +

MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! MR A SAMPLE You may vote online instead of mailing this card. DESIGNATION (IF ANY) Proxies submitted by the Internet must be ADD 1 ADD 2 received by 12:00 a.m. New York City time ADD 3 (5:00 a.m. London time) on [ ], 2023. ADD 4 MMMMMMMMM ADD 5 Online ADD 6 Go to www.envisionreports.com/LGIP2023 or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/LGIP2023 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. General Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the “Document”). A Proposals — The Board of Directors recommends a vote FOR Proposals 1-5. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. + For Against Abstain For Against Abstain 1. To approve Scheme Resolution No. 1, a proposal to approve 2. To approve Scheme Resolution No. 2, to authorize the the Scheme and give the Board the authority to carry out reduction of the Company’s share capital associated with the procedural actions necessary to implement the Scheme. the cancellation and extinguishment of the Scheme Shares. 3. To approve Scheme Resolution No. 3, a proposal to approve 4. To approve Scheme Resolution No. 4, a proposal to amend the the issuance of the New Shares to New Liberty as part of Articles to ensure that any additional Liberty Shares issued the Scheme such that Liberty Global will become a wholly pursuant to the Liberty Equity Incentive Plans, or otherwise, owned subsidiary of New Liberty. are, dependent on timing, subject to the Scheme or exchanged for New Liberty Shares. Approval of each of the Scheme Resolutions is a condition to the implementation of the Scheme. Accordingly, a vote against any of the Scheme Resolutions will count as a vote against the Scheme. For Against Abstain 5. To approve the General Meeting Adjournment Resolution, a The full text of the resolutions is set out in the Notice of General Meeting. proposal to approve the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme Resolutions. IF APPOINTING A PROXY BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD. C 1234567890                J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 538179 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03LV6I

General Meeting Admission Ticket General Meeting of Liberty Global plc Shareholders [•] a.m. New York City time ([•] p.m. London time) on [•], 2023 Upon arrival, please present this admission ticket and photo identification at the registration desk. Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the “Document”). Liberty Global plc’s (“Liberty Global”) general meeting of holders of Class A Ordinary Shares and Class B Ordinary Shares (each a “Shareholder”) will be held at [•] a.m. New York City time ([•] p.m. London time), at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 on [ ], 2023 (the “General Meeting”). If you plan to attend the General Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the meeting General Meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s) and one guest. As described in more detail in the Document, Liberty Global is proposing to re-domicile by forming a new holding company incorporated in Bermuda, Liberty Global Ltd. (“New Liberty”), that will become the parent company of the Liberty Global group and the issuer of the shares you hold (the “Redomiciliation”). The Redomiciliation will be implemented by a Court-approved process known as a scheme of arrangement (the “Scheme”) under which the shareholders of Liberty Global will cease to be shareholders of Liberty Global and will instead become shareholders of New Liberty. The resolutions set forth in this proxy card relate to approvals required to implement the Scheme. We are separately asking the shareholders of Liberty Global to approve the Scheme at a special meeting of each class of our ordinary shares (each a “Court Meeting”). We are also asking our shareholders to vote, on a non-binding, advisory basis, on certain governance enhancements we are proposing to implement in connection with the Redomiciliation (the “Advisory Resolutions”) at a separate meeting of the shareholders (the “Shareholders Meeting”). The Scheme will only be implemented if it is also approved by the requisite majority at each Court Meeting. However, the Advisory Resolutions are non-binding and, therefore, approval of each Advisory Resolution is not a condition to the implementation of the Scheme. Accordingly, a vote against either of the Advisory Resolutions will not count as a vote against the Scheme. If the Advisory Resolutions are not approved by the requisite majorities of each class, the specific bye-laws of New Liberty which are the subject of the Advisory Resolutions will nevertheless be included in the New Liberty Bye-laws if the Scheme is approved at the applicable Court Meetings and the Scheme Resolutions are approved at the General Meeting. Your vote is important. Regardless of whether you plan to attend the General Meeting, it is important that your Class A Ordinary Shares and Class B Ordinary Shares be voted. Accordingly, we ask that you appoint a proxy in respect of your Class A Ordinary Shares and Class B Ordinary Shares as soon as possible using one of two convenient methods: over the internet or by signing and returning your proxy card in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy. Holders of Class A Ordinary Shares and Class B Ordinary Shares must complete separate proxy cards for the General Meeting, the applicable Court Meeting and the Shareholders Meeting. Important Notice Regarding Internet Availability of Proxy Materials for the General Meeting: The Notice of General Meeting and the Document are available at www.envisionreports.com/LGIP2023. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LGIP2023 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Liberty Global plc + General Meeting of Shareholders — [•], 2023 Proxy Solicited by Board of Directors for General Meeting Bryan H. Hall or, failing him, Jeremy Evans, is hereby appointed as the proxy of the undersigned with authority to attend and speak on behalf of the undersigned, and vote all of the Class A Ordinary Shares and Class B Ordinary Shares of Liberty Global plc (the “Company”) held by the undersigned, with all of the powers which the undersigned would possess if personally present, at the general meeting of shareholders of the Company to be held on [•], 2023 or at any adjournment or postponement thereof (the “General Meeting”). All previous proxies given with respect to the General Meeting are revoked. Shares in respect of which the proxy is appointed will be voted as directed by the shareholder. If no such directions are indicated by marking the appropriate box with an ‘X’, the proxy will have authority to vote “FOR” all resolutions listed below. In the event that any other matter may properly come before the General Meeting, or any postponement or adjournment thereof, the proxy is authorized to vote the shares in respect of which the proxy is appointed, at his or her discretion. To be valid, this form must be completed and returned in the enclosed envelope Proxy Services c/o Computershare Investor Services, PO Box 505008, Louisville, KY 40233, together with the power of attorney or other authority (if any) under which it is signed or a certified copy of such authority, or electronically at www.envisionreports.com/LGIP2023, by 12:00 a.m. New York City time (5:00 a.m. London time) on [•], 2023. (Proposals on which to be voted appear on reverse side.) B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the General Meeting. C Authorized Signature — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature — Please keep signature within the box. +

MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! MR A SAMPLE You may vote online instead of mailing this card. DESIGNATION (IF ANY) Proxies submitted by the Internet must be ADD 1 ADD 2 received by 12:00 a.m. New York City time ADD 3 (5:00 a.m. London time) on [ ], 2023. ADD 4 MMMMMMMMM ADD 5 Online ADD 6 Go to www.envisionreports.com/LGIP2023 or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/LGIP2023 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Shareholders Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the “Document”). A Proposals — The Board of Directors recommends a vote FOR Proposals 1-3. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. + For Against Abstain For Against Abstain 1. To approve Advisory Resolution No. 1, a proposal seeking our 2. To approve Advisory Resolution No. 2, a proposal seeking Shareholders’ views, on a non-binding, advisory basis, on the our Shareholders’ views, on a non-binding, advisory basis, approval threshold in the New Liberty Bye-laws in connection on the approval threshold for certain business combinations with the variation of class rights. with unrelated parties and subjecting certain mergers proposed by related parties of New Liberty to enhanced shareholder approval requirements. 3. To approve the Shareholders Meeting Adjournment The full text of the resolutions is set out in the Notice of Shareholders Meeting. Resolution, a proposal to approve the adjournment of the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Advisory Resolutions. IF APPOINTING A PROXY BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD. B Authorized Signature — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature — Please keep signature within the box. C 1234567890                J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 538179 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 01M6RG

Shareholders Meeting Admission Ticket Shareholders Meeting of Liberty Global plc Shareholders [ ] a.m. New York City time ([ ] p.m. London time) on [ ], 2023 Upon arrival, please present this admission ticket and photo identification at the registration desk. Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the “Document”). Liberty Global plc’s (“Liberty Global”) meeting of holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares (each a “Shareholder”) will be held at [ ] a.m. New York City time ([ ] p.m. London time), at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 on [ ], 2023 (the “Shareholders Meeting”). If you plan to attend the Shareholders Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the Shareholders Meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s) and one guest. As described in more detail in the Document, Liberty Global is proposing to re-domicile by forming a new holding company incorporated in Bermuda, Liberty Global Ltd. (“New Liberty”), that will become the parent company of the Liberty Global group and the issuer of the shares you hold (the “Redomiciliation”). The Redomiciliation will be implemented by a Court-approved process known as a scheme of arrangement (the “Scheme”) under which the shareholders of Liberty Global will cease to be shareholders of Liberty Global and will instead become shareholders of New Liberty. The resolutions set forth in this proxy card relate to certain governance enhancements we are proposing to implement in connection with the Redomiciliation (the “Advisory Resolutions”). Due to applicable rules and regulations of the U.S. Securities and Exchange Commission, we are asking our shareholders to vote, on a non-binding, advisory basis, on the Advisory Resolutions at the Shareholders Meeting. We are separately asking the shareholders of Liberty Global to approve the Scheme at a special meeting of each class of our ordinary shares (each a “Court Meeting”). We are also asking our shareholders to vote on certain approvals required to implement the Scheme at a general meeting of the holders of Class A Ordinary Shares and Class B Ordinary Shares (the “General Meeting”). HOLDERS OF CLASS C ORDINARY SHARES, WHICH ARE NON-VOTING FOR MOST MATTERS, ARE ENTITLED TO VOTE ON THE ADVISORY RESOLUTIONS AT THE SHAREHOLDERS MEETING, AND THEREFORE WE URGE ALL HOLDERS OF CLASS C ORDINARY SHARES TO REVIEW THE PROXY STATEMENT AND VOTE USING THIS PROXY CARD. The Advisory Resolutions are non-binding and, therefore, approval of each Advisory Resolution is not a condition to the implementation of the Scheme. Accordingly, a vote against either of the Advisory Resolutions will not count as a vote against the Scheme. If the Advisory Resolutions are not approved by the requisite majorities of each class, the governance enhancements we are proposing to implement in connection with the Redomiciliation will nevertheless be included in the New Liberty Bye-laws if the Scheme is approved at the applicable Court Meetings and the resolutions necessary to implement the Scheme are approved at the General Meeting. Your vote is important. Regardless of whether you plan to attend the Shareholders Meeting, it is important that your Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares be voted. Accordingly, we ask that you appoint a proxy in respect of your shares as soon as possible using one of two convenient methods: over the internet or by signing and returning your proxy card in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy. Holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares must complete separate proxy cards for the Shareholders Meeting, the applicable Court Meeting and the General Meeting. Important Notice Regarding Internet Availability of Proxy Materials for the Shareholders Meeting: The Notice of Shareholders Meeting and the Document are available at www.envisionreports.com/LGIP2023. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LGIP2023 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Liberty Global plc + Shareholders Meeting — [ ], 2023 Proxy Solicited by Board of Directors for Shareholders Meeting Bryan H. Hall or, failing him, Jeremy Evans, is hereby appointed as the proxy of the undersigned with authority to attend and speak on behalf of the undersigned, and vote all of the Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares of Liberty Global plc (the “Company”) held by the undersigned, with all of the powers which the undersigned would possess if personally present, at the meeting of holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares of the Company to be held on [ ], 2023 or at any adjournment or postponement thereof (the “Shareholders Meeting”). All previous proxies given with respect to the Shareholders Meeting are revoked. Shares in respect of which the proxy is appointed will be voted as directed by the shareholder. If no such directions are indicated by marking the appropriate box with an ‘X’, the proxy will have authority to vote “FOR” all resolutions listed below. In the event that any other matter may properly come before the Shareholders Meeting, or any postponement or adjournment thereof, the proxy is authorized to vote the shares in respect of which the proxy is appointed, at his or her discretion. To be valid, this form must be completed and returned in the enclosed envelope Proxy Services c/o Computershare Investor Services, PO Box 505008, Louisville, KY 40233, together with the power of attorney or other authority (if any) under which it is signed or a certified copy of such authority, or electronically at www.envisionreports.com/LGIP2023, by 12:00 a.m. New York City time (5:00 a.m. London time) on [ ], 2023. (Proposals on which to be voted appear on reverse side.) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Shareholders Meeting. +

All Correspondence to: Computershare Investor Services PLC The Pavilions, Bridgwater Road, Bristol, BS99 6ZYMR A SAMPLE < DESIGNATION> SAMPLE STREET SAMPLE TOWN SAMPLE CITY SAMPLE COUNTY AA11 1AA 000001 *00000101010010* ********** Form of Direction - Class A Court Meeting to be held on TBC Cast your Proxy online... It’s fast, easy and secure! www.investorcentre.co.uk/eproxy Control Number: 12345 SRN: C0000000000 PIN: 1245 You will be asked to enter the Control Number, the Shareholder Reference Number (SRN) and PIN shown above and agree to certain terms and conditions. View the Scheme Circular & Proxy Statement report online: http://www.edocumentview.com/LGP Register at www.investorcentre.co.uk—manage your shareholding online, the easy way! To be effective, all forms of direction must be lodged with the Company’s registrars at: Computershare Investor Services PLC, The Pavilions, Bridgwater Rd, Bristol BS99 6ZY by Date TBC, 2023 at Time TBC Explanatory Notes: 1. Please indicate, by placing ‘X’ in the appropriate space overleaf, how you wish your votes to be cast in respect of each of the Resolutions. If this form is duly signed and returned, but without specific direction as to how you wish your votes to be cast, the form will be rejected. 2. The ‘Vote Withheld’ option overleaf is provided to enable you to abstain on any particular Resolution. However, it should be noted that a ‘Vote Withheld’ is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ a Resolution. 3. Any alterations made in this form should be initialled. 4. The completion and return of this form will not preclude a member from attending the meeting and voting in person. Should the Corporate Sponsored Nominee holder, or a representative of that Corporate Sponsored Nominee holder, wish to attend the meeting and/or vote at the meeting, they must notify the Registrar not less than 48 hours prior to the meeting in writing or email at UKALLDITeam2@computershare.co.uk. As a result of regulations and guidelines related to the COVID-19 pandemic, physical attendance at the meeting may be subject to restrictions or limitations based upon company policy. 5. Only Corporate Sponsored Nominee holders as at Time TBC New York City Time (Time TBC London time) on the Record Date of Date TBC may vote at the Class A Court Meeting. 6. Should you require a printed copy of the Notice and Proxy Statement, please contact the Registrar in writing, alternatively ring +44 (0)370 707 1353, on or before Date TBC to facilitate timely delivery. Kindly Note: This form is issued only to the addressee(s) and designated account printed hereon. This personalised form is different: (i) account holders; or (ii) uniquely designated accounts A SAMPLE Computershare Investor Services PLC accept no liability for Designation> not comply with these conditions. Additional Holder 1 Additional Holder 2 Additional Holder 3 Additional Holder 4

Form of Direction*ïƒ0000000000* Please use a black pen.    Mark with an X inside the box as shown in this example.C0000000000I/We hereby instruct the Nominee “Computershare Trust Company Class A Court Meeting to be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202, on Date TBC, 2023 at Time TBC New Time).Proposals—The Board of Directors recommends a vote FOR IS VALID ONLY WHEN SIGNED AND DATED. The full text of the resolutions is set out in the Notice of the Capitalized terms used and not otherwise defined herein, meanings ascribed to them in the accompanying proxy statement / scheme circular Ordinary Resolutions For Against 1. To approve Resolution No 1, a proposal to approve the Scheme between the Company and the Scheme Shareholders (as defined in the Scheme) set forth in the Document 2. To approve Resolution No 2, a proposal to approve the adjournment of the Class A Court Meeting, if necessary, to solicit additional votes if there are insufficent votes in favour of the Scheme. Signature In the case of joint shareholders, only one holder need sign. In the case of a corporation, the Form of Direction should be signed by a duly authorised official whose capacity should be stated, or by an attorney.

All Correspondence to: Computershare Investor Services PLC The Pavilions, Bridgwater Road, Bristol, BS99 6ZY MR A SAMPLE < DESIGNATION> SAMPLE STREET SAMPLE TOWN SAMPLE CITY SAMPLE COUNTY AA11 1AA 000001 *00000101010010* ********** Form of Direction - Class C Court Meeting to be held on Date TBC Cast your Proxy online... It’s fast, easy and secure! www.investorcentre.co.uk/eproxy Control Number: 12345 SRN: C0000000000 PIN: 1245 You will be asked to enter the Control Number, the Shareholder Reference Number (SRN) and PIN shown above and agree to certain terms and conditions. View the Scheme Circular & Proxy Statement report online: http://www.edocumentview.com/LGP Register at www.investorcentre.co.uk—manage your shareholding online, the easy way! To be effective, all forms of direction must be lodged with the Company’s registrars at: Computershare Investor Services PLC, The Pavilions, Bridgwater Rd, Bristol BS99 6ZY by Date TBC at Time TBC. Explanatory Notes: 1. Please indicate, by placing ‘X’ in the appropriate space overleaf, how you wish your votes to be cast in respect of each of the Resolutions. If this form is duly signed and returned, but without specific direction as to how you wish your votes to be cast, the form will be rejected. 2. The ‘Vote Withheld’ option overleaf is provided to enable you to abstain on any particular Resolution. However, it should be noted that a ‘Vote Withheld’ is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ a Resolution. 3. Any alterations made in this form should be initialled. 4. The completion and return of this form will not preclude a member from attending the meeting and voting in person. Should the Corporate Sponsored Nominee holder, or a representative of that Corporate Sponsored Nominee holder, wish to attend the meeting and/or vote at the meeting, they must notify the Registrar not less than 48 hours prior to the meeting in writing or email at UKALLDITeam2@computershare.co.uk. As a result of regulations and guidelines related to the COVID-19 pandemic, physical attendance at the meeting may be subject to restrictions or limitations based upon company policy. 5. Only Corporate Sponsored Nominee holders as at Time TBC New York City Time (Time TBC London Time) on the Record Date of Date TBC may vote at the Class C Court Meeting. 6. Should you require a printed copy of the Notice and Proxy Statement, please contact the Registrar in writing, alternatively ring +44 (0)370 707 1353, on or before Date TBC to facilitate timely delivery. Kindly Note: This form is issued only to the addressee(s) and designated account printed hereon. This personalised form is different: (i) account holders; or (ii) uniquely designated accounts A SAMPLE Computershare Investor Services PLC accept no liability for Designation> not comply with these conditions. Additional Holder 1 Additional Holder 2 Additional Holder 3 Additional Holder 4

Form of Direction*ïƒ0000000000* Please use a black pen.    Mark with an X inside the box as shown in this example. C0000000000 I/We hereby instruct the Nominee “Computershare Trust Company Class C Court Meeting to be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202, on Date TBC at Time TBC New York Proposals—The Board of Directors recommends a vote FOR IS VALID ONLY WHEN SIGNED AND DATED. The full text of the resolutions is set out in the Notice of the Capitalized terms used and not otherwise defined herein, meanings ascribed to them in the accompanying proxy statement / scheme circular Ordinary Resolutions For Against 1. To approve Resolution No 1, a proposal to approve the Scheme between the Company and the Scheme Shareholders (as defined in the Scheme) set forth in the Document 2. To approve Resolution No 2, a proposal to approve the adjournment of the Class C Court Meeting, if necessary, to solicit additional votes if there are insufficent votes in favour of the Scheme. Signature In the case of joint shareholders, only one holder need sign. In the case of a corporation, the Form of Direction should be signed by a duly authorised official whose capacity should be stated, or by an attorney.

All Correspondence to: Computershare Investor Services PLC The Pavilions, Bridgwater Road, Bristol, BS99 6ZY MR A SAMPLE < DESIGNATION> SAMPLE STREET SAMPLE TOWN SAMPLE CITY SAMPLE COUNTY AA11 1AA 000001 *00000101010010* ********** Form of Direction—Class A General Meeting to be held on Date TBC Cast your Proxy online... It’s fast, easy and secure! www.investorcentre.co.uk/eproxy Control Number: 12345 SRN: C0000000000 PIN: 1245 You will be asked to enter the Control Number, the Shareholder Reference Number (SRN) and PIN shown above and agree to certain terms and conditions. View the Scheme Circular & Proxy Statement report online: http://www.edocumentview.com/LGP Register at www.investorcentre.co.uk—manage your shareholding online, the easy way! To be effective, all forms of direction must be lodged with the Company’s registrars at: Computershare Investor Services PLC, The Pavilions, Bridgwater Rd, Bristol BS99 6ZY by Date TBC at Time TBC. Explanatory Notes: 1. Please indicate, by placing ‘X’ in the appropriate space overleaf, how you wish your votes to be cast in respect of each of the Resolutions. If this form is duly signed and returned, but without specific direction as to how you wish your votes to be cast, the form will be rejected. 2. The ‘Vote Withheld’ option overleaf is provided to enable you to abstain on any particular Resolution. However, it should be noted that a ‘Vote Withheld’ is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ a Resolution. 3. Any alterations made in this form should be initialled. 4. The completion and return of this form will not preclude a member from attending the meeting and voting in person. Should the Corporate Sponsored Nominee holder, or a representative of that Corporate Sponsored Nominee holder, wish to attend the meeting and/or vote at the meeting, they must notify the Registrar not less than 48 hours prior to the meeting in writing or email at UKALLDITeam2@computershare.co.uk. As a result of regulations and guidelines related to the COVID-19 pandemic, physical attendance at the meeting may be subject to restrictions or limitations based upon company policy. 5. Only Corporate Sponsored Nominee holders as at Time TBC New York City time (Time TBC London Time) on the Record Date of Date TBC may vote at the General Meeting. 6. Should you require a printed copy of the Notice and Proxy Statement, please contact the Registrar in writing, alternatively ring +44 (0)370 707 1353, on or before Date TBC to facilitate timely delivery. Kindly Note: This form is issued only to the addressee(s) and designated account printed hereon. This personalised form is different: (i) account holders; or (ii) uniquely designated accounts A SAMPLE Computershare Investor Services PLC accept no liability for Designation> not comply with these conditions. Additional Holder 1 Additional Holder 2 Additional Holder 3 Additional Holder 4

Form of Direction*ïƒ0000000000* Please use a black pen.    Mark with an X inside the box as shown in this example. C0000000000 I/We hereby instruct the Nominee “Computershare Trust Company General Meeting to be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202, on Date TBC at Time TBC New York City time Proposals—The Board of Directors recommends a vote FOR ONLY WHEN A SIGNED AND DATED. The full text of the resolutions is set out in the Notice of General Capitalized terms used and not otherwise defined herein, meanings ascribed to them in the accompanying proxy statement / scheme circular. Ordinary Resolutions For Against Abstain 1. To approve Scheme Resolution No. 1, a proposal to approve the Scheme and give the Board the authority to carry out the procedural actions necessary to implement the Scheme. 2. To approve Scheme Resolution No. 2, to authorize the reduction of the Company’s share capital associated with the cancellation and extinguishment of the Scheme Shares. 3. To approve Scheme Resolution No. 3, a proposal to approve the issuance of New Shares in Liberty Global to New Liberty as part of the Scheme such that Liberty Global will become a wholly owned subsidiary of New Liberty 4. To approve Scheme Resolution No. 4, a proposal to amend Articles, to ensure that any additional Liberty Shares issued pursuant to the Liberty Equity Incentive Plans, or otherwise, are, dependent on timing, subject to the Scheme or exchanged for New Liberty Shares. 5. To approve the General Meeting Adjournment Resolution, a proposal to approve the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of Scheme Resolutions. Approval of each of the Scheme Resolutions is a condition to the implementation of the Scheme. Accordingly, a vote against any of the Scheme Resolutions will count as a vote against the Scheme. Signature In the case of joint shareholders, only one holder need sign. In the case of a corporation, the Form of Direction should be signed by a duly authorised official whose capacity should be stated, or by an attorney.

All Correspondence to: Computershare Investor Services PLC The Pavilions, Bridgwater Road, Bristol, BS99 6ZY MR A SAMPLE < DESIGNATION> SAMPLE STREET SAMPLE TOWN SAMPLE CITY SAMPLE COUNTY AA11 1AA 000001 *00000101010010* ********** Form of Direction - Shareholders Meeting to be held on Date TBC Cast your Proxy online... It’s fast, easy and secure! www.investorcentre.co.uk/eproxy Control Number: 12345 SRN: C0000000000 PIN: 1245 You will be asked to enter the Control Number, the Shareholder Reference Number (SRN) and PIN shown above and agree to certain terms and conditions. View the Scheme Circular & Proxy Statement report online: http://www.edocumentview.com/LGP Register at www.investorcentre.co.uk—manage your shareholding online, the easy way! To be effective, all forms of direction must be lodged with the Company’s registrars at: Computershare Investor Services PLC, The Pavilions, Bridgwater Rd, Bristol BS99 6ZY by Date TBC at Time TBC Explanatory Notes: 1. Please indicate, by placing ‘X’ in the appropriate space overleaf, how you wish your votes to be cast in respect of each of the Resolutions. If this form is duly signed and returned, but without specific direction as to how you wish your votes to be cast, the form will be rejected. 2. The ‘Vote Withheld’ option overleaf is provided to enable you to abstain on any particular Resolution. However, it should be noted that a ‘Vote Withheld’ is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ a Resolution. 3. Any alterations made in this form should be initialled. 4. The completion and return of this form will not preclude a member from attending the meeting and voting in person. Should the Corporate Sponsored Nominee holder, or a representative of that Corporate Sponsored Nominee holder, wish to attend the meeting and/or vote at the meeting, they must notify the Registrar not less than 48 hours prior to the meeting in writing or email at UKALLDITeam2@computershare.co.uk. As a result of regulations and guidelines related to the COVID-19 pandemic, physical attendance at the meeting may be subject to restrictions or limitations based upon company policy. 5. Only Corporate Sponsored Nominee holders as at Time TBC New York City time (Time TBC London Time) on the Record Date of Date TBC may vote at the Shareholders Meeting. 6. Should you require a printed copy of the Notice and Proxy Statement, please contact the Registrar in writing, alternatively ring +44 (0)370 707 1353, on or before Date TBC to facilitate timely delivery. Kindly Note: This form is issued only to the addressee(s) and designated account printed hereon. This personalised form is different: (i) account holders; or (ii) uniquely designated accounts A SAMPLE Computershare Investor Services PLC accept no liability for Designation> not comply with these conditions. Additional Holder 1 Additional Holder 2 Additional Holder 3 Additional Holder 4

Form of Direction*ïƒ0000000000* Please use a black pen.    Mark with an X inside the box as shown in this example. C0000000000 I/We hereby instruct the Nominee “Computershare Trust Company Shareholders Meeting to be held at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202, on Date TBC at Time TBC New York Proposals—The Board of Directors recommends a vote FOR ONLY WHEN A SIGNED AND DATED. The full text of the resolutions is set out in the Notice of Capitalized terms used and not otherwise defined herein, meanings ascribed to them in the accompanying proxy statement / scheme circular. Ordinary Resolutions For Against Abstain 1. To approve Advisory Resolution No. 1, a proposal seeking our Shareholders’ views, on a non-binding, advisory basis, on the approval threshold in the New Liberty Bye-laws in connection with the variation of class rights. 2. To approve Advisory Resolution No. 2, a proposal seeking our Shareholders’ views, on a non-binding, advisory basis, on the approval threshold for certain business combinations with unrelated parties and subjecting certain mergers proposed by related parties of New Liberty to enhanced shareholder approval requirements. 3. To approve the Shareholders Meeting Adjournment Resolution, a proposal to approve adjournment of the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of Advisory Resolutions. Signature In the case of joint shareholders, only one holder need sign. In the case of a corporation, the Form of Direction should be signed by a duly authorised official whose capacity should be stated, or by an attorney.